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                                                          NOVEMBER 6, 2006
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HIGHMARK
   The smarter approach to investing.

EQUITY
FIXED INCOME
ASSET ALLOCATION                   RETAIL SHARES
-------------------------------------------------------------------------------
prospectus                         o  Balanced Fund

                                   o  Cognitive Value Fund

                                   o  Core Equity Fund

                                   o  Enhanced Growth Fund

                                   o  International Opportunities Fund

                                   o  Large Cap Growth Fund

                                   o  Large Cap Value Fund

                                   o  Small Cap Growth Fund

                                   o  Small Cap Value Fund

                                   o  Value Momentum Fund

                                   o  Bond Fund

                                   o  California Intermediate Tax-Free Bond Fund

                                   o  National Intermediate Tax-Free Bond Fund

                                   o  Short Term Bond Fund

                                   o  Income Plus Allocation Fund

                                   o  Growth & Income Allocation Fund

                                   o  Capital Growth Allocation Fund

                                   o  Diversified Equity Allocation Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


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HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Class A, Class B and Class C Shares of HighMark's Equity and Fixed-Income Funds and Asset Allocation Portfolios (the "Funds") that you should know before investing. Certain Funds also offer additional classes of Shares called Fiduciary and Class M Shares, which are offered in separate prospectuses. Each of the Asset Allocation Portfolios described in this prospectus is a "fund-of-funds" that invests primarily in other mutual funds within the HighMark Funds family and unaffiliated mutual funds, as well as directly in securities. As such, each Asset Allocation Portfolio's investment strategy is intended to determine the mix of that Fund's indirect investments as made through the underlying funds and direct investments.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS

Balanced Fund .............................................................    2
Cognitive Value Fund ......................................................    5
Core Equity Fund ..........................................................    8
Enhanced Growth Fund ......................................................   11
International Opportunities Fund ..........................................   14
Large Cap Growth Fund .....................................................   17
Large Cap Value Fund ......................................................   20
Small Cap Growth Fund .....................................................   23
Small Cap Value Fund ......................................................   26
Value Momentum Fund .......................................................   29

FIXED-INCOME FUNDS

Bond Fund .................................................................   32
California Intermediate Tax-Free Bond Fund ................................   35
National Intermediate Tax-Free Bond Fund ..................................   38
Short Term Bond Fund ......................................................   41

ASSET ALLOCATION PORTFOLIOS

Income Plus Allocation Fund ...............................................   44
Growth & Income Allocation Fund ...........................................   48
Capital Growth Allocation Fund ............................................   52
Diversified Equity Allocation Fund ........................................   56

SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS

Choosing a Share Class ....................................................   59
How Sales Charges Are Calculated ..........................................   60
Sales Charge Reductions and Waivers .......................................   61
Fees for Distribution of Shares ...........................................   62
Payments to Financial Firms ...............................................   62
Opening an Account ........................................................   64
Buying Shares .............................................................   65
Selling Shares ............................................................   65
Exchanging Shares .........................................................   66
Transaction Policies ......................................................   67
Dividends and Distributions ...............................................   70
Taxes .....................................................................   70
Investor Services .........................................................   71

MORE ABOUT THE HIGHMARK FUNDS

Investment Management .....................................................   72
Financial Highlights ......................................................   80
Other Investment Matters ..................................................   87
Glossary of Investment Risks ..............................................   94

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Funds.

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[AMPERSAND GRAPHIC OMITTED]             FUND SUMMARY

[QUOTES GRAPHIC OMITTED]                INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]      WHAT ARE THE MAIN
                                        RISKS OF INVESTING
                                        IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]               PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]         DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]            FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]           FEES AND EXPENSES

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

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PROSPECTUS
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2


HIGHMARK EQUITY FUNDS
BALANCED FUND
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
[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                To seek capital appreciation and income; conservation of capital is a secondary consideration
       ------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS               U.S. common stocks and investment grade bonds
       ------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY  Diversifies across market segments and investment styles, including value and growth stocks as well as various types of bonds
       ------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY         Moderate
       ------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE               Investors seeking the growth potential of stocks with the diversification value of bonds
       ------------------------------------------------------------------------------------------------------------------------

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[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in shareholders' best interest to do so.

The Fund invests primarily in the stocks of U.S. companies. Risk characteristics, such as sector exposure, market capitalization, dividend yield and other portfolio descriptors, should be relatively similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index") on average. Equity holdings in the portfolio typically range between 60-90 companies.

The Fund's portfolio managers tend to focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends with a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

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[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


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[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 15.42%  19.58%   9.88%  5.59%  -2.70%  -5.24%  -13.47%  18.12%   4.65%  3.39%
--------------------------------------------------------------------------------
  1996    1997    1998   1999    2000    2001     2002    2003    2004   2005

                    BEST QUARTER                WORST QUARTER
                       11.27%                     (10.54)%
                     (12/31/98)                   (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 7.29%.

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[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114776     HMBRX
                             Class B      431114545     HMBBX
                             Class C      431112887     HMBCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS are those that the managers believe have a record of achieving consistent earnings and sales growth.

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THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING
12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
BALANCED FUND 1
  Class A Shares (with
  a 5.50% sales charge) 2
--------------------------------------------------------------------------------
   Return Before Taxes        (2.32)%    (0.19)%       4.43%           6.89%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions              (2.71)%    (0.82)%       3.03%           5.32%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares        (1.39)%    (0.49)%       3.12%           5.18%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)      (2.18)%    (0.07)%       4.56%(a)        6.98%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)       1.75%      0.29%        4.72%(a)        7.09%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           4.91%      0.54%        9.07%          10.82%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 4 (reflects no
  deduction for fees,
  expenses or taxes)           2.43%      5.87%        6.16%           7.19%+
--------------------------------------------------------------------------------
BLENDED INDEX 5 (reflects
  no deduction for fees,
  expenses or taxes)           4.00%      2.99%        8.25%           9.62%+
--------------------------------------------------------------------------------

1 The performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

4 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

5 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.

*     Since 2/1/91.

(a) Prior to 11/13/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B or Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/28/91.

                                                                     (CONTINUED)

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PROSPECTUS
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4


HIGHMARK EQUITY FUNDS
BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS B    CLASS C
                                                                                        SHARES     SHARES#    SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%       0%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%        5.00%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%         0%         0%

-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS B    CLASS C
                                                                                        SHARES     SHARES     SHARES
Investment Advisory Fees                                                                 0.60%      0.60%      0.60%
Distribution (12b-1) Fees                                                                0.25%      0.75%      1.00%
Other Expenses                                                                           0.49%      0.50%      0.25%
                                                                                         -----      -----      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.34%      1.85%      1.85%
Fee Waivers                                                                              0.12%       0%         0%
   NET EXPENSES+                                                                         1.22%      1.85%      1.85%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.22% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.20%
            Class B Shares:   1.83%
            Class C Shares:   1.83%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS        5 YEARS      10 YEARS

CLASS A SHARES               $667           $939          $1,232        $2,063

CLASS B SHARES
If you do not sell
your shares:                 $188           $582          $1,001        $2,036

If you sell your
shares at the
end of the period:           $688           $882          $1,201        $2,036

CLASS C SHARES
If you do not sell
your shares:                 $188           $582          $1,001        $2,169

If you sell your
shares at the
end of the period:           $288           $582          $1,001        $2,169

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK EQUITY FUNDS
COGNITIVE VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       -------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common stocks of small U.S. companies
       -------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
       -------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       -------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
       -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. The Fund's sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The sub-adviser attempts to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies. The Fund may also invest in the following:

o Hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

o Exchange-traded funds, commonly called "ETFs," to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK EQUITY FUNDS
COGNITIVE VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR 1. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        -16.45%    39.13%   16.14%    5.22%
                       -------------------------------------
                         2002       2003     2004     2005

                         BEST QUARTER         WORST QUARTER
                            21.07%              (24.07)%
                          (6/30/03)             (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 12.10%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112432     HCLAX
                             Class C      431112424     HCLCX

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

                                                                       SINCE
                                                   1 YEAR            INCEPTION*
--------------------------------------------------------------------------------
COGNITIVE VALUE FUND 1
  Class A Shares (with
  a 5.50% sales charge) 2
--------------------------------------------------------------------------------
   Return Before Taxes                             (0.59)%              7.54%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                                   (3.35)%              6.52%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares                              1.39%               6.29%
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)                            3.85%               8.33%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/
CITIGROUP VALUE INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)                                8.36%              11.89%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares and Class C Shares shown in the bar chart and table has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in table has also been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3 The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor's Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison. The Predecessor Fund's benchmark was the S&P SmallCap 600/Barra Value Index, which, effective December 16, 2005, became the S&P SmallCap 600/Citigroup Value Index.

*     Since 5/30/01.

+     Since 5/31/01.

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider SMALL CAPITALIZATION STOCKS to be those issued by companies with market capitalizations similar to those in the S&P Small Cap 600 Index, although the Fund may invest in companies with market capitalizations that fall outside that range.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS C
                                                                                        SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%       0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                     2.00%       0%

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS C
                                                                                        SHARES     SHARES
Investment Advisory Fees                                                                 0.75%      0.75%
Distribution (12b-1) Fees                                                                0.25%      1.00%
Other Expenses+                                                                          0.58%      0.33%
                                                                                         -----      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.58%      2.08%
Fee Waivers                                                                              0.10%       0%
   NET EXPENSES++                                                                        1.48%      2.08%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

*** Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.48% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.45%
            Class C Shares:   2.05%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS        5 YEARS      10 YEARS

CLASS A SHARES               $692          $1,011         $1,353        $2,316

CLASS C SHARES
If you do not sell
your shares:                 $211          $  652         $1,119        $2,410

If you sell your
shares at the
end of the period:           $311          $  652         $1,119        $2,410

----------
PROSPECTUS
----------
8


HIGHMARK EQUITY FUNDS
CORE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       --------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       --------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with strong earnings growth selling at attractive values
       --------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to high
       --------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       --------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor's 500 Composite Index ("S&P 500 Index"). Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well. Fund holdings in the portfolio typically range between 60-90 companies.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large-well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in other types of securities, including bonds, as appropriate, to meet the Fund's objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of those companies with capitalization similar to those in the S&P 500 Index--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   -11.85%   -23.80%   26.98%   5.25%   6.01%
                   -------------------------------------------
                     2001     2002      2003    2004    2005

                      BEST QUARTER         WORST QUARTER
                         13.85%              (17.98)%
                       (6/30/03)             (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 12.44%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112770     HCEAX
                             Class B      431112762     HCEBX
                             Class C      431112754     HCECX

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX.

                                                                       SINCE
                                   1 YEAR           5 YEARS          INCEPTION*
--------------------------------------------------------------------------------
CORE EQUITY FUND
  Class A Shares (with
  a 5.50% sales charge) 1
--------------------------------------------------------------------------------
   Return Before Taxes              0.14%           (2.10)%          (3.80)%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                    0.05%           (2.22)%          (3.92)%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares              0.21%           (1.82)%          (3.23)%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)            0.37%           (2.01)%          (3.60)%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)            4.37%           (1.09)%(a)       (2.88)%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX 2 (reflects
  no deduction for fees,
  expenses or taxes)                4.91%            0.54%           (0.71)%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

2 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 5/31/00.

(a) Prior to 6/30/00 for Class A Shares and Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 5/31/00, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
10


HIGHMARK EQUITY FUNDS
CORE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS B    CLASS C
                                                                                        SHARES     SHARES#    SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%       0%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%        5.00%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%         0%         0%

-----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS B    CLASS C
                                                                                        SHARES     SHARES     SHARES
Investment Advisory Fees                                                                 0.60%      0.60%      0.60%
Distribution (12b-1) Fees                                                                0.25%      0.75%      1.00%
Other Expenses                                                                           0.49%      0.49%      0.24%
                                                                                         -----      -----      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.34%      1.84%      1.84%
Fee Waivers                                                                              0.14%       0%         0%
   NET EXPENSES+                                                                         1.20%      1.84%      1.84%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.20% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.18%
            Class B Shares:   1.82%
            Class C Shares:   1.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS        5 YEARS      10 YEARS

CLASS A SHARES               $666           $937          $1,230        $2,061

CLASS B SHARES
If you do not sell
your shares:                 $187           $579          $  995        $2,028

If you sell your
shares at the
end of the period:           $687           $879          $1,195        $2,028

CLASS C SHARES
If you do not sell
your shares:                 $187           $579          $  995        $2,159

If you sell your
shares at the
end of the period:           $287           $579          $  995        $2,159

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK EQUITY FUNDS
ENHANCED GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       --------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common and preferred securities of companies located in the U.S. and abroad
       --------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks companies with superior sales and earnings growth potential
       --------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           High
       --------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       --------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the US and abroad. It is expected that under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ 100. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team's experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--growth securities--may underperform other kinds of investments or the market as a whole.

INDUSTRY/SECTOR RISK: The risk associated with excessive exposure to any one industry or sector. Because the Fund's investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

NEW PUBLIC COMPANY RISK: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK EQUITY FUNDS
ENHANCED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR 1. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                     -35.87%   45.63%   8.73%   0.33%
                    ----------------------------------
                      2002      2003    2004    2005

                      BEST QUARTER         WORST QUARTER
                         16.97%              (26.59)%
                       (12/31/02)            (6/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS (1.89)%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112382     HEHAX
                             Class C      431112374     HEGCX

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE NASDAQ 100 INDEX.

                                                                      SINCE
                                                1 YEAR              INCEPTION*
-------------------------------------------------------------------------------
ENHANCED GROWTH FUND 1
  Class A Shares (with
  a 5.50% sales charge) 2
-------------------------------------------------------------------------------
   Return Before Taxes                            (5.16)%            (3.79)%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                                  (5.16)%            (3.85)%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares                            (3.35)%            (3.22)%
-------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)                          (1.11)%            (3.08)%
-------------------------------------------------------------------------------
NASDAQ 100 INDEX 3
  (reflects no deduction
  for fees, expenses or taxes)                     1.90%             (1.72)%+
-------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares and Class C Shares shown in the bar chart and table has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in the table has also been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3 The NASDAQ 100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of specialty technology mutual funds (as well as the NASDAQ 100 Index) is used for performance comparison purposes.

*     Since 5/30/01.

+     Since 5/31/01.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS C
                                                                                        SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%         0%

------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A    CLASS C
                                                                                        SHARES     SHARES
Investment Advisory Fees                                                                 0.75%      0.75%
Distribution (12b-1) Fees                                                                0.25%      1.00%
Other Expenses+                                                                          0.50%      0.25%
                                                                                         -----      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.50%      2.00%
Fee Waivers                                                                              0.10%       0%
   NET EXPENSES++                                                                        1.40%      2.00%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.40% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.38%
            Class C Shares:   1.98%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS        5 YEARS      10 YEARS

CLASS A SHARES               $685           $988          $1,313        $2,233

CLASS C SHARES
If you do not sell
your shares:                 $203           $627          $1,078        $2,327

If you sell your
shares at the
end of the period:           $303           $627          $1,078        $2,327

----------
PROSPECTUS
----------
14


HIGHMARK EQUITY FUNDS
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       ------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common stocks of foreign companies
       ------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Top-down country and stock selection using a multifactor approach
       ------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       ------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund's holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum, and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund's sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion, and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser's stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries, sectors and companies that appear to be the most attractive and underweights those countries, sectors and companies that appear to be the least attractive. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

o Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

o Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

o Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the global stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of foreign blended value/growth companies--will underperform other types of stock investments, such as deep value or deep growth, or the market as a whole.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the
Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Class A Shares and Class C Shares, the historical performance information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to Class A and Class C Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR 1. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 9.12%  9.40%  11.54%  31.89%  -19.55%  -21.88%  -13.14%  43.31%  19.35%  20.11%
--------------------------------------------------------------------------------
 1996   1997    1998   1999     2000     2001     2002     2003    2004   2005

                   BEST QUARTER               WORST QUARTER
                      24.25%                    (18.64)%
                    (12/31/99)                  (9/30/98)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 14.27%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112481     HIOAX
                             Class C      431112473     HITCX

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE MSCI ALL-COUNTRY WORLD EX-U.S. INDEX.

                                                                      SINCE
                                     1 YEAR    5 YEARS   10 YEARS   INCEPTION*
-------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND 1
 Class A Shares (with
 a 5.50% sales charge) 2
-------------------------------------------------------------------------------
   Return Before Taxes               13.45%     5.67%     6.41%       7.82%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                     12.31%     5.29%     5.24%       5.43%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares                9.27%     4.70%     4.99%       5.49%
-------------------------------------------------------------------------------
Class C Shares (with
applicable Contingent
Deferred Sales Charge)               18.55%     6.32%     6.48%       7.51%
-------------------------------------------------------------------------------
MSCI ALL COUNTRY
WORLD EX-U.S.
INDEX 3 (reflects no
  deduction for fees,
  expenses or taxes)                 17.11%     6.66%     6.70%         --**
-------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Class A Shares and Class C Shares shown in the bar chart and table has been adjusted for Rule 12b-1 fees, shareholder servicing fees and expenses applicable to the Fund and those classes of Shares. The performance of the Class A Shares and Class C Shares shown in the table has also been adjusted for the sales charge applicable to Class A Shares and the maximum contingent deferred sales charge applicable to Class C Shares, respectively.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3 The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes.

* Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

**    Index did not exist.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
16


HIGHMARK EQUITY FUNDS
INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A      CLASS C
                                                                                             SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*          5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                    0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                         2.00%         0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                          2.00%         0%

-------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS A      CLASS C
                                                                                             SHARES       SHARES
Investment Advisory Fees                                                                      0.95%        0.95%
Distribution (12b-1) Fees                                                                     0.25%        1.00%
Other Expenses+                                                                               0.57%        0.32%
                                                                                              -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                       1.77%        2.27%
Fee Waivers                                                                                   0.20%         0%
   NET EXPENSES++                                                                             1.57%        2.27%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

*** Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.57% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:     1.55%
            Class C Shares:     2.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR       3 YEARS      5 YEARS     10 YEARS

CLASS A SHARES             $ 701        $ 1,057      $ 1,438     $ 2,503

CLASS C SHARES
If you do not sell
your shares:               $ 230        $   709      $ 1,215     $ 2,605

If you sell your
shares at the
end of the period:         $ 330        $   709      $ 1,215     $ 2,605

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation through investments in equity securities;
                                        current income is incidental
       -------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       -------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in companies offering above-average growth potential
       -------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       -------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

To pursue its primary goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. "Growth-oriented companies" are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so.

The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

o the company's market position, product line, technological position and prospects for sustained and/or increased earnings.

o     the management capability of the company being considered.

o     the short-term and long-term outlook for the industry being analyzed.

o     changes in economic and political conditions.

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of large U.S. growth companies--will underperform other types of stock investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the
Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
18


HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.34%  31.89%  31.48%  21.77%  -24.39%  -35.63%  -21.44%  24.76%  2.13%  11.39%
--------------------------------------------------------------------------------
 1996    1997    1998    1999     2000     2001     2002    2003   2004   2005

                       BEST QUARTER         WORST QUARTER
                          25.89%              (31.46)%
                        (12/31/98)            (3/31/01)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 0.11%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114768     HMRGX
                             Class B      431114511     HMGBX
                             Class C      431112879     HGRCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500/CITIGROUP GROWTH INDEX.

                                                                      SINCE
                                  1 YEAR    5 YEARS    10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Class A Shares (with
  a 5.50% sales charge) 1
--------------------------------------------------------------------------------
   Return Before Taxes             5.22%     (7.48)%     2.77%        4.66%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                   5.22%     (7.48)%     1.27%        3.15%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares             3.40%     (6.20)%     2.02%        3.60%(a)
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)           5.62%     (7.40)%     2.85%(a)     4.71%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)           9.47%     (7.04)%     3.02%(a)     4.85%(a)
--------------------------------------------------------------------------------
S&P 500/CITIGROUP
GROWTH INDEX 2 (reflects
  no deduction for fees,
  expenses or taxes)               1.14%     (3.68)%     7.96%          --**
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

2 The unmanaged S&P 500/Citigroup Growth Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 11/18/93.

**    Index did not exist.

(a) Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/18/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A      CLASS B      CLASS C
                                                                                         SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*      5.50%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                      0%           0%           0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS A      CLASS B      CLASS C
                                                                                         SHARES       SHARES       SHARES
Investment Advisory Fees                                                                  0.60%        0.60%        0.60%
Distribution (12b-1) Fees                                                                 0.25%        0.75%        1.00%
Other Expenses                                                                            0.47%        0.48%        0.23%
                                                                                          -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.32%        1.83%        1.83%
Fee Waivers                                                                               0.10%         0%           0%
   NET EXPENSES+                                                                          1.22%        1.83%        1.83%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.22% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.20%
            Class B Shares:   1.81%
            Class C Shares:   1.81%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                             1 YEAR      3 YEARS      5 YEARS      10 YEARS

CLASS A SHARES                $667        $935        $1,224        $2,044

CLASS B SHARES
If you do not sell
your shares:                  $186        $576        $  990        $2,015

If you sell your
shares at the
end of the period:            $686        $876        $1,190        $2,015

CLASS C SHARES
If you do not sell
your shares:                  $186        $576        $  990        $2,148

If you sell your
shares at the
end of the period:            $286        $576        $  990        $2,148

----------
PROSPECTUS
----------
20


HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital appreciation
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      ---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Attempts to identify undervalued large-capitalization stocks that will appreciate in value
      ---------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund
      ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are evaluated relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated round-trip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of undervalued companies--will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

15.62%  27.11%  14.84%  1.44%  -0.17%  -16.26%  -19.48%  27.74%  17.82%   9.76%
--------------------------------------------------------------------------------
 1996    1997    1998   1999    2000     2001    2002     2003    2004    2005

                    BEST QUARTER                WORST QUARTER
                       16.69%                     (19.42)%
                     (12/31/98)                   (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 10.39%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114784     HMERX
                             Class B      431114537     HIEBX
                             Class C      431112861     HIECX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider LARGE CAPITALIZATION COMPANIES to be those companies with market capitalizations within the range of those companies in the Russell 1000 Index.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                       SINCE
                                  1 YEAR    5 YEARS     10 YEARS     INCEPTION*
-------------------------------------------------------------------------------
LARGE CAP VALUE FUND 1
 Class A Shares (with
 a 5.50% sales charge) 2
-------------------------------------------------------------------------------
   Return Before Taxes             3.70%     1.03%       6.05%       10.88%(a)
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                   3.58%     0.81%       4.13%        8.48%(a)
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares             2.56%     0.77%       4.34%        8.35%(a)
-------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)            3.96%     1.14%       6.12%(a)    10.90%(a)
-------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)            8.07%     1.53%       6.32%(a)    10.99%(a)
-------------------------------------------------------------------------------
RUSSELL 1000
 VALUE INDEX 3 (reflects
 no deduction for fees,
 expenses or taxes)                7.05%     5.28%      10.94%       13.58%+
-------------------------------------------------------------------------------

1 Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3 The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

*     Since 2/9/84.

(a) Prior to 6/20/94 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/9/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, B and C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/29/84.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
22


HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        5.50%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                  0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                        0%           0%           0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES       SHARES
Investment Advisory Fees                                                                    0.60%        0.60%        0.60%
Distribution (12b-1) Fees                                                                   0.25%        0.75%        1.00%
Other Expenses                                                                              0.47%        0.49%        0.24%
                                                                                            -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.32%        1.84%        1.84%
Fee Waivers                                                                                 0.12%         0%           0%
   NET EXPENSES+                                                                            1.20%        1.84%        1.84%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.20% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.18%
            Class B Shares:   1.82%
            Class C Shares:   1.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                   1 YEAR    3 YEARS     5 YEARS      10 YEARS

CLASS A SHARES                      $666      $933        $1,222       $2,042

CLASS B SHARES
If you do not sell
your shares:                        $187      $579        $  995       $2,023

If you sell your
shares at the
end of the period:                  $687      $879        $1,195       $2,023

CLASS C SHARES
If you do not sell
your shares:                        $187      $579        $  995       $2,159

If you sell your
shares at the
end of the period:                  $287      $579        $  995       $2,159

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       ---------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       ---------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in small U.S. companies offering above-average growth potential
       ---------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       ---------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk tolerant investors seeking long-term capital appreciation
       ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, concentrating the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers utilize a variety of valuation techniques and parameters to determine the risk/reward potential for each company. A company's valuation is always viewed within the context of its underlying growth and fundamental trends. Quarterly earnings expectations and results are carefully monitored, and the Fund's portfolio managers consider whether to sell a particular security when any of the key growth, fundamental or valuation factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
24


HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             6.14%            5.31%
                            ------------------------
                             2004             2005

                    BEST QUARTER                WORST QUARTER
                       16.19%                      (8.23)%
                     (12/31/04)                   (9/30/04)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS (3.81)%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112713     HSRAX
                             Class B      431112697     HSRBX
                             Class C      431112689     HSRCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.

                                                                      SINCE
                                                    1 YEAR          INCEPTION*
-------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
 Class A Shares
 (with a 5.50% sales charge) 1
-------------------------------------------------------------------------------
   Return Before Taxes                              (0.45)%          13.84%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                                    (1.29)%          13.26%
-------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares                               0.84%           11.82%
-------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)                             (0.29)%          14.67%
-------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)                              3.66%           15.56%
-------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX 2
(reflects no deduction for
fees, expenses or taxes)                             4.15%           21.50%+
-------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

2 The unmanaged Russell 2000 Growth Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index, with higher price to book ratios and higher forecasted growth values.

*     Since 4/28/03.

+     Since 4/30/03.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        5.50%          0%          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                   0%         5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                       2.00%          0%          0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                        2.00%          0%          0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES       SHARES
Investment Advisory Fees                                                                    1.15%        1.15%        1.15%
Distribution (12b-1) Fees                                                                   0.25%        0.75%        1.00%
Other Expenses                                                                              0.50%        0.50%        0.25%
                                                                                            -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.90%        2.40%        2.40%
Fee Waivers                                                                                 0.13%         0%           0%
   NET EXPENSES+                                                                            1.77%        2.40%        2.40%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

*** Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.77% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.75%
            Class B Shares:   2.38%
            Class C Shares:   2.38%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                   1 YEAR    3 YEARS   5 YEARS    10 YEARS

CLASS A SHARES                      $720     $1,101     $1,508     $2,639

CLASS B SHARES
If you do not sell
your shares:                        $243     $  748     $1,280     $2,613

If you sell your
shares at the
end of the period:                  $743     $1,048     $1,480     $2,613

CLASS C SHARES
If you do not sell
your shares:                        $243     $  748     $1,280     $2,736

If you sell your
shares at the
end of the period:                  $343     $  748     $1,280     $2,736

----------
PROSPECTUS
----------
26


HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       -------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Stocks of small U.S. companies
       -------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
       -------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       -------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
       -------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small, undervalued U.S. companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

    20.20%     1.71%      1.29%     -1.43%      45.34%     18.59%      5.12%
--------------------------------------------------------------------------------
     1999      2000       2001       2002        2003       2004       2005

                        BEST QUARTER      WORST QUARTER
                           22.20%           (18.83)%
                         (6/30/03)          (9/30/01)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 7.81%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112200     HASVX
                             Class B      431112309     HBSVX
                             Class C      431112820     HSVCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers generally consider SMALL CAPITALIZATION STOCKS to be those issued by companies with market capitalizations within the range of those in the Russell 2000 Value Index.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                                       SINCE
                                           1 YEAR        5 YEARS     INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
 Class A Shares
 (with a 5.50% sales charge) 1
--------------------------------------------------------------------------------
   Return Before Taxes                     (0.68)%       11.32%        12.55%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                           (1.78)%       10.59%        11.18%
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares                      1.06%         9.75%        10.41%
--------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)                    (0.50)%       11.58%        12.73%
--------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)                     3.45%        11.85%        12.90%(a)
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX 2
(reflects no deduction for
fees, expenses or taxes)                    4.71%        13.55%        13.42%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

2 The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index, with lower price to book ratios and lower forecasted growth values.

*     Since 9/17/98.

(a) Prior to 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 9/17/98, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the class would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 9/30/98.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
28


HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        5.50%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                  0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                       2.00%         0%           0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                        2.00%         0%           0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES       SHARES
Investment Advisory Fees                                                                    1.00%        1.00%        1.00%
Distribution (12b-1) Fees                                                                   0.25%        0.75%        1.00%
Other Expenses                                                                              0.49%        0.49%        0.24%
                                                                                            -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.74%        2.24%        2.24%
Fee Waivers                                                                                 0.12%         0%           0%
   NET EXPENSES+                                                                            1.62%        2.24%        2.24%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

*** Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.62% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.60%
            Class B Shares:   2.22%
            Class C Shares:   2.22%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS       5 YEARS     10 YEARS

CLASS A SHARES                   $706        $1,056        $1,430       $2,478

CLASS B SHARES
If you do not sell
your shares:                     $227        $  700        $1,200       $2,449

If you sell your
shares at the
end of the period:               $727        $1,000        $1,400       $2,449

CLASS C SHARES
If you do not sell
your shares:                     $227        $  700        $1,200       $2,575

If you sell your
shares at the
end of the period:               $327        $  700        $1,200       $2,575

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29


HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                To seek long-term capital growth; current income is a secondary objective
      --------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               U.S. common stocks
      --------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Seeks undervalued stocks showing signs of improved momentum
      --------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate
      --------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund
      --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

The Value Momentum Fund seeks long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security's historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term debt obligations called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a more complete description of the securities the Fund invests in, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of broad stock market declines. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of mid-size to large undervalued U.S. companies--may under perform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
30


HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  25.33%  30.40%  9.43%  12.50%  1.53%  -6.58%  -20.58%  29.46%  14.25%   6.88%
--------------------------------------------------------------------------------
   1996    1997   1998    1999   2000    2001    2002     2003    2004    2005

                        BEST QUARTER      WORST QUARTER
                           17.99%           (18.89)%
                         (12/31/98)         (9/30/02)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 10.40%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114628     HMVLX
                             Class B      431114529     HVMBX
                             Class C      431112812     HVMCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index. The managers consider companies to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX.

                                                                       SINCE
                                  1 YEAR     5 YEARS    10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND 1
 Class A Shares (with
 a 5.50% sales charge) 2
--------------------------------------------------------------------------------
   Return Before Taxes             1.00%      2.08%      8.51%       10.78%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                  (0.80)%     0.68%      7.08%        9.41%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares             2.94%      1.43%      6.96%        9.10%(a)
--------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)            1.51%      2.29%      8.61%(a)    10.84%(a)
--------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)            5.22%      2.55%      8.80%(a)    10.97%(a)
--------------------------------------------------------------------------------
S&P 500 INDEX 3 (reflects
 no deduction for fees,
 expenses or taxes)                4.91%      0.54%      9.07%       10.82%+
--------------------------------------------------------------------------------

1 The performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 2/1/91.

(a) Prior to 4/2/92 for Class A Shares, 2/2/98 for Class B Shares and 11/30/99 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/28/91.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        5.50%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                  0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                        0%           0%           0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES       SHARES
Investment Advisory Fees                                                                    0.60%        0.60%        0.60%
Distribution (12b-1) Fees                                                                   0.25%        0.75%        1.00%
Other Expenses                                                                              0.49%        0.49%        0.24%
                                                                                            -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.34%        1.84%        1.84%
Fee Waivers                                                                                 0.12%         0%           0%
   NET EXPENSES+                                                                            1.22%        1.84%        1.84%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.22% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.20%
            Class B Shares:   1.82%
            Class C Shares:   1.82%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS       5 YEARS     10 YEARS

CLASS A SHARES                   $667          $939         $1,232      $2,063

CLASS B SHARES
If you do not sell
your shares:                     $187          $579         $  995      $2,028

If you sell your
shares at the
end of the period:               $687          $879         $1,195      $2,028

CLASS C SHARES
If you do not sell
your shares:                     $187          $579         $  995      $2,159

If you sell your
shares at the
end of the period:               $287          $579         $  995      $2,159

----------
PROSPECTUS
----------
32


HIGHMARK FIXED-INCOME FUNDS
BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                To seek total return through investments in fixed-income securities
       --------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS               U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
       --------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY  Focuses on sectors of the bond market that the portfolio managers believe are undervalued
       --------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY         Moderate
       --------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE               Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential
       --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation.

o     Expectations for U.S. and global economic growth.

o     Relative yields among securities in various market sectors.

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              33


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, ITS RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2.59%   9.17%   8.45%   -1.83%   10.82%   7.95%   7.32%   4.98%   3.57%   1.73%
--------------------------------------------------------------------------------
 1996     1997   1998     1999     2000    2001    2002    2003    2004    2005

                          BEST QUARTER     WORST QUARTER
                             4.48%            (2.53)%
                           (9/30/98)         (3/31/96)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.36%.

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

                                                                       SINCE
                                  1 YEAR     5 YEARS     10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
BOND FUND 1
 Class A Shares (with
 a 3.25% sales charge) 2
--------------------------------------------------------------------------------
   Return Before Taxes            (0.58)%     4.61%       5.16%        7.77%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions                  (2.17)%     2.67%       2.96%        5.00%(a)
--------------------------------------------------------------------------------
   Return After Taxes on
   Distributions and
   Sale of Fund Shares            (0.38)%     2.76%       3.02%        4.96%(a)
--------------------------------------------------------------------------------
 Class B Shares (with
 applicable Contingent
 Deferred Sales Charge)           (3.84)%     3.89%       4.95%(a)     7.70%(a)
--------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)            0.29%      4.96%(a)    5.32%(a)     7.88%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE BOND
INDEX 3 (reflects no
 deduction for fees,
 expenses or taxes)                2.43%      5.87%       6.16%        8.81%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

3 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*     Since 2/15/84.

(a) Prior to 6/20/94 for Class A Shares, 11/30/00 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/15/84, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the sales charge applicable to Class A Shares and the maximum contingent sales charge applicable to Class B and Class C Shares, but does not reflect Class A, Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 2/29/84.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114743     HMRBX
                             Class B      431112747     HBDBX
                             Class C      431112648     HBDCX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
34


HIGHMARK FIXED-INCOME FUNDS
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*        2.25%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**                  0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                        0%           0%           0%

----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------
                                                                                           CLASS A      CLASS B      CLASS C
                                                                                           SHARES       SHARES       SHARES
Investment Advisory Fees                                                                    0.50%        0.50%        0.50%
Distribution (12b-1) Fees                                                                   0.25%        0.75%        0.75%
Other Expenses                                                                              0.49%        0.49%        0.24%
                                                                                            -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                     1.24%        1.74%        1.49%
Fee Waivers                                                                                 0.22%         0%           0%
   NET EXPENSES+                                                                            1.02%        1.74%        1.49%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.02% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:   1.00%
            Class B Shares:   1.72%
            Class C Shares:   1.47%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS       5 YEARS     10 YEARS

CLASS A SHARES                   $327          $587         $  869      $1,671

CLASS B SHARES
If you do not sell
your shares:                     $177          $548         $  944      $1,920

If you sell your
shares at the
end of the period:               $677          $848         $1,144      $1,920

CLASS C SHARES
If you do not sell
your shares:                     $152          $471         $  813      $1,779

If you sell your
shares at the
end of the period:               $252          $471         $  813      $1,779

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              35


HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                To seek high current income that is exempt from federal income tax and California state personal income tax
       -------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS               California municipal securities
       -------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY  Invests primarily in investment grade California municipal securities

       -------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY         Low to Moderate
       -------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE               California residents seeking income exempt from federal income tax and state personal income tax
       -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal income tax and State of California personal income tax. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and will not be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o Their expectations for the U.S. economy in general and California's economy in particular.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks.

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
36


HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 4.16%   7.50%   6.34%   -0.66%   8.81%   4.99%   8.49%   2.97%   2.07%   0.64%
--------------------------------------------------------------------------------
 1996    1997    1998     1999    2000    2001    2002    2003    2004    2005

                       BEST QUARTER         WORST QUARTER
                          4.63%                (2.09)%
                        (9/30/02)             (6/30/99)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.48%.

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

INVESTMENT-GRADE BONDS are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                                1 YEAR    5 YEARS      10 YEARS      INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND 1
  Class A Shares (with
  a 2.25% sales charge) 2
--------------------------------------------------------------------------------
    Return Before Taxes         (1.66)%     3.33%         4.25%         4.19%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions            (1.81)%     3.24%         4.21%         4.16%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares          0.31%      3.38%         4.23%         4.19%
--------------------------------------------------------------------------------
  Class B Shares (with
  applicable Contingent
  Deferred Sales Charge)        (4.90)%     2.59%         3.95%(a)      3.96%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)        (0.80)%     3.64%(a)      4.42%(a)      4.35%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX 3 (reflects no
  deduction for fees,
  expenses or taxes)             1.72%      5.13%         5.26%         5.28%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and Class C Shares will vary.

3 The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 10/15/93.

(a) Prior to 11/30/99 for Class B Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 10/15/93, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class B Shares, but does not reflect Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

+     Since 10/31/93.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431114578     HMCIX
                             Class B      431112796     HCABX
                             Class C      431112630     HCTCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              37


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS B      CLASS C
                                                                                        SHARES       SHARES#      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     2.25%         0%           0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          5.00%        1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%           0%

--------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS B      CLASS C
                                                                                        SHARES       SHARES       SHARES
Investment Advisory Fees                                                                 0.50%        0.50%        0.50%
Distribution (12b-1) Fees                                                                0.25%        0.75%        0.75%
Other Expenses                                                                           0.50%        0.50%        0.25%
                                                                                         -----        -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.25%        1.75%        1.50%
Fee Waivers                                                                              0.48%        0.28%        0.28%
   NET EXPENSES+                                                                         0.77%        1.47%        1.22%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares, Class B and Class C Shares from exceeding 0.77%, 1.47% and 1.22%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:    0.75%
            Class B Shares:    1.45%
            Class C Shares:    1.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR        3 YEARS       5 YEARS       10 YEARS

CLASS A SHARES               $302          $563         $  848         $1,658

CLASS B SHARES
If you do not sell
your shares:                 $150          $522         $  921         $1,905

If you sell your
shares at the
end of the period:           $650          $822         $1,121         $1,905

CLASS C SHARES
If you do not sell
your shares:                 $124          $445         $  790         $1,765

If you sell your
shares at the
end of the period:           $224          $445         $  790         $1,765

----------
PROSPECTUS
----------
38


HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek to provide high current income that is exempt from federal income tax
       ------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Municipal securities
       ------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Invests primarily in municipal securities providing an average intermediate maturity
       ------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Low to Moderate
       ------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Investors seeking income exempt from federal income tax
       ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o     Their expectations for the U.S. economy in general.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              39


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. IF SALES CHARGES HAD BEEN REFLECTED, THE FUND'S RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.+,1

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2.66%   6.26%   4.77%   -1.55%   7.35%   4.50%   6.84%   3.33%   1.75%   1.01%
--------------------------------------------------------------------------------
 1996    1997    1998     1999    2000    2001    2002    2003    2004    2005

                       BEST QUARTER         WORST QUARTER
                          3.31%                (2.00)%
                        (6/30/02)             (6/30/99)

+ THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.69%.

1     SEE FOOTNOTE 1 IN NEXT COLUMN.

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

INVESTMENT-GRADE BONDS are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                               1 YEAR     5 YEARS      10 YEARS      INCEPTION*
--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND 1
  Class A Shares (with a
  2.25% Sales Charge) 2
--------------------------------------------------------------------------------
    Return Before Taxes        (1.23)%      3.00%(a)     3.42%(a)      4.61%(a)
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           (1.36)%      2.95%(a)     3.40%(a)      4.59%(a)
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares         0.67%       3.12%(a)     3.55%(a)      4.67%(a)
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)       (0.27)%      3.59%(a)     3.72%(a)      4.78%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX 3 (reflects no
  deduction for fees,
  expenses or taxes)            1.72%       5.13%        5.26%           --**
--------------------------------------------------------------------------------

1 Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Class A Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with Class A Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class C Shares will vary.

3 The unmanaged Lehman Brothers 7-Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 2/17/89.

**    Index did not exist.

(a) Prior to 10/18/02 for Class A Shares and 11/28/03 for Class C Shares, performance data is based on Fiduciary Share performance (whose performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002). Fiduciary Shares, which were first offered 10/18/02, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112663     HMNFX
                             Class C      431112622     HNTCX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
40


HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     2.25%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees                                                                 0.50%        0.50%
Distribution (12b-1) Fees                                                                0.25%        0.75%
Other Expenses                                                                           0.50%        0.26%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.25%        1.51%
Fee Waivers                                                                              0.70%        0.51%
   NET EXPENSES+                                                                         0.55%        1.00%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges Are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares and Class C Shares from exceeding 0.55% and 1.00%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:    0.53%
            Class C Shares:    0.98%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR        3 YEARS        5 YEARS      10 YEARS

CLASS A SHARES               $280          $540            $825        $1,637

CLASS C SHARES
If you do not sell
your shares:                 $102          $424            $772        $1,755

If you sell your
shares at the
end of the period:           $202          $424            $772        $1,755

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              41


HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                To seek total return through investments in fixed-income securities
     ----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
     ----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Focuses on sectors of the bond market that the portfolio managers believe are undervalued
     ----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Low
     ----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund
     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average DURATION of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation.

o     Expectations for U.S. and global economic growth.

o     Relative yields among securities in various market sectors.

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" beginning on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" beginning on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
42


HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Class A Shares with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FOR THE 2005 CALENDAR YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     1.11%
                                     ----
                                     2005

                       BEST QUARTER         WORST QUARTER
                          0.95%                (0.45)%
                        (6/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.75%.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112523     HMSAX
                             Class C      431112515     HMTCX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX.

                                                                      SINCE
                                                        1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
SHORT TERM BOND FUND
  Class A Shares
  (with a 2.25% sales charge) 1
--------------------------------------------------------------------------------
    Return Before Taxes                                  (1.18)%      (1.07)%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                        (2.11)%      (2.00)%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                                  (0.77)%      (1.44)%
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)                                 (0.02)%       0.81%(a)
--------------------------------------------------------------------------------
LEHMAN BROTHERS 1-3 YEAR
U.S. GOVERNMENT/CREDIT
BOND INDEX 2
(reflects no deduction for
fees, expenses or taxes)                                  1.76%        1.85%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2 The unmanaged Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index includes securities in the Government and Credit Indices. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

*     Since 11/02/04.

+     Since 11/30/04.

(a) Prior to 11/29/04 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 11/02/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Fiduciary Shares has been adjusted for the maximum contingent sales charge applicable to Class C Shares, but does not reflect Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              43


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*    2.25%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees                                                                 0.40%        0.40%
Distribution (12b-1) Fees                                                                0.25%        0.75%
Other Expenses                                                                           0.56%        0.32%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.21%        1.47%
Fee Waivers                                                                              0.28%         0%
   NET EXPENSES+                                                                         0.93%        1.47%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 0.93% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares:    0.90%
            Class C Shares:    1.45%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS      5 YEARS    10 YEARS

CLASS A SHARES                     $318         $571         $847      $1,632

CLASS C SHARES
If you do not sell
your shares:                       $150         $465         $803      $1,757

If you sell your
shares at the
end of the period:                 $250         $465         $803      $1,757

----------
PROSPECTUS
----------
44


HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                Primarily to seek income and secondarily to seek capital appreciation
     ---------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               HighMark and other fixed income and equity funds that invest in investment grade bonds as well as U.S. and/or foreign equity securities
     ---------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 70%
                                    fixed income securities and 30% equity securities
     ---------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Low
     ---------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors seeking conservative, professionally managed asset allocation with an income focus using primarily fixed income securities
     ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Income Plus Allocation Fund primarily seeks income and secondarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 60% and 80% of its assets in fixed income securities, and between 20% and 40% of its assets in equity securities. The Fund's strategic allocation target is 70% fixed income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 87.

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              45


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.


[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Class A Shares with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FOR THE 2005 CALENDAR YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      3.39%
                                      -----
                                      2005

                       BEST QUARTER         WORST QUARTER
                          1.79%                (0.69)%
                        (6/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 4.25%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
46


HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                      SINCE
                                                         1 YEAR     INCEPTION*
--------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND
  Class A Shares
  (with a 4.50% sales charge) 1
--------------------------------------------------------------------------------
    Return Before Taxes                                  (1.25)%       1.03%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                        (1.78)%       0.50%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                                  (0.75)%       0.60%
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)                                  1.60%        4.15%
--------------------------------------------------------------------------------
S&P 500 INDEX 2
(reflects no deduction for
fees, expenses or taxes)                                  4.91%       10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 3 (reflects no
deduction for fees,
expenses or taxes)                                        2.43%        2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 4
(reflects no deduction for
fees, expenses or taxes)                                  3.00%        2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 5 (reflects
no deduction for fees,
expenses or taxes)                                        3.28%        4.86%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

3 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

4 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

5 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 30% S&P 500 Index, 65% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Class A      431112614     HMPAX
                             Class C      431112598     HMPCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              47


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     4.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees+                                                                0.20%        0.20%
Distribution (12b-1) Fees                                                                0.25%        1.00%
Other Expenses                                                                           0.93%        0.55%
Acquired Fund Fees and Expenses++                                                        1.14%        1.14%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES+++                                               2.52%        2.89%
Fee Waivers                                                                              1.07%        0.74%
   NET EXPENSES++++                                                                      1.45%        2.15%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ As a result of the reduction in investment advisory fees as of August 1, 2006, the expense information in the table has been restated to reflect current fees.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Total Annual Fund Operating Expenses for the Fund shown above do not correlate to the Ratio of Expenses to Average Net Assets shown in the financial highlights table.

++++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A and Class C Shares from exceeding 1.45% and 2.15%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Class A Shares:    1.40%
            Class C Shares:    2.10%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                               1 YEAR      3 YEARS       5 YEARS      10 YEARS

CLASS A SHARES                  $591       $1,095        $1,631        $3,093

CLASS C SHARES
If you do not sell
your shares:                    $218       $  820        $1,453        $3,156

If you sell your
shares at the
end of the period:              $318       $  820        $1,453        $3,156

----------
PROSPECTUS
----------
48


HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                To seek capital appreciation and income
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
      ---------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 60%
                                     equity securities and 40% fixed income securities
      ---------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Low to Moderate
      ---------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a balanced focus using both equity and fixed income securities
      ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Growth & Income Allocation Fund seeks capital appreciation and income. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 50% and 70% of its assets in equity securities and between 30% and 50% of its assets in fixed income securities. The Fund's strategic allocation target is 60% equity securities and 40% fixed income securities.

HighMark Growth & Income Allocation Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              49


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.


[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Class A Shares with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FOR THE 2005 CALENDAR YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      5.37%
                                      -----
                                      2005

                       BEST QUARTER         WORST QUARTER
                          2.60%                (0.55)%
                        (9/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 5.68%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
50


HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                       SINCE
                                                         1 YEAR      INCEPTION*
--------------------------------------------------------------------------------
GROWTH & INCOME
ALLOCATION FUND
  Class A Shares
  (with a 5.50% sales charge) 1
--------------------------------------------------------------------------------
    Return Before Taxes                                   (0.43)%       3.78%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                         (0.70)%       3.49%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                                   (0.11)%       3.12%
--------------------------------------------------------------------------------
  Class C Shares (with
  applicable Contingent
  Deferred Sales Charge)                                   3.62%        7.90%
--------------------------------------------------------------------------------
S&P 500 INDEX 2
(reflects no deduction for
fees, expenses or taxes)                                   4.91%       10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 3 (reflects no
deduction for fees,
expenses or taxes)                                         2.43%        2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 4
(reflects no deduction for
fees, expenses or taxes)                                   3.00%        2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 5 (reflects
no deduction for fees,
expenses or taxes)                                         4.03%        7.49%+
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

3 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

4 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

5 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 60% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112580     HMRAX
                             Class C      431112572     HMRCX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              51


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees+                                                                0.20%        0.20%
Distribution (12b-1) Fees                                                                0.25%        1.00%
Other Expenses                                                                           0.55%        0.31%
Acquired Fund Fees and Expenses++                                                        1.26%        1.26%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES+++                                               2.26%        2.77%
Fee Waivers                                                                              0.76%        0.57%
   NET EXPENSES++++                                                                      1.50%        2.20%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ As a result of the reduction in investment advisory fees as of August 1, 2006, the expense information in the table has been restated to reflect current fees.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Total Annual Fund Operating Expenses for the Fund shown above do not correlate to the Ratio of Expenses to Average Net Assets shown in the financial highlights table.

++++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A and Class C Shares from exceeding 1.50% and 2.20%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Class A Shares:    1.45%
            Class C Shares:    2.15%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS

CLASS A SHARES              $694        $1,144          $1,623         $2,942

CLASS C SHARES
If you do not sell
your shares:                $223        $  801          $1,410         $3,054

If you sell your
shares at the
end of the period:          $323        $  801          $1,410         $3,054

----------
PROSPECTUS
----------
52


HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                Primarily to seek capital appreciation
     ----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
     ----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 80%
                                    equity securities and 20% fixed income securities
     ----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Moderate to High
     ----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a growth-oriented focus using primarily equity securities
     ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 70% and 90% of its assets in equity securities and between 10% and 30% of its assets in fixed income securities. The Fund's strategic allocation target is 80% equity securities and 20% fixed income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters".

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 87.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              53


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.


[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Class A Shares with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS A SHARES FOR THE 2005 CALENDAR YEAR. IF SALES CHARGES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      6.18%
                                      -----
                                      2005

                      BEST QUARTER         WORST QUARTER
                         3.41%                (0.76)%
                       (9/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 6.89%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
54


HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                       SINCE
                                                     1 YEAR          INCEPTION*
--------------------------------------------------------------------------------
CAPITAL GROWTH
ALLOCATION FUND
 Class A Shares
 (with a 5.50% sales charge) 1
--------------------------------------------------------------------------------
    Return Before Taxes                               0.34%            5.80%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                     0.23%            5.67%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                               0.37%            4.93%
--------------------------------------------------------------------------------
 Class C Shares (with
 applicable Contingent
 Deferred Sales Charge)                               4.43%           10.04%
--------------------------------------------------------------------------------
S&P 500 INDEX 2
(reflects no deduction for
fees, expenses or taxes)                              4.91%           10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 3 (reflects no
deduction for fees,
expenses or taxes)                                    2.43%            2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 4
(reflects no deduction for
fees, expenses or taxes)                              3.00%            2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 5 (reflects
no deduction for fees,
expenses or taxes)                                    4.50%            9.23%+
--------------------------------------------------------------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

2 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

3 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

4 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

5 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class A      431112564     HMAAX
                             Class C      431112556     HMACX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              55


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees+                                                                0.20%        0.20%
Distribution (12b-1) Fees                                                                0.25%        1.00%
Other Expenses                                                                           0.55%        0.30%
Acquired Fund Fees and Expenses++                                                        1.33%        1.33%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES+++                                               2.33%        2.83%
Fee Waivers                                                                              0.73%        0.53%
   NET EXPENSES++++                                                                      1.60%        2.30%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ As a result of the reduction in investment advisory fees as of August 1, 2006, the expense information in the table has been restated to reflect current fees.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Total Annual Fund Operating Expenses for the Fund shown above do not correlate to the Ratio of Expenses to Average Net Assets shown in the financial highlights table.

++++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A and Class C Shares from exceeding 1.60% and 2.30%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Class A Shares:    1.55%
            Class C Shares:    2.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS

CLASS A SHARES              $704        $1,166         $1,659          $3,011

CLASS C SHARES
If you do not sell
your shares:                $233        $  824         $1,444          $3,116

If you sell your
shares at the
end of the period:          $333        $  824         $1,444          $3,116

----------
PROSPECTUS
----------
56


HIGHMARK ASSET ALLOCATION PORTFOLIOS
DIVERSIFIED EQUITY ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                To seek capital appreciation
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               HighMark and other equity funds that invest in U.S. and/or foreign equity securities
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 100%
                                    equity securities in both the U.S. and non-U.S. markets
     -----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Moderate to High
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a capital growth-oriented focus using primarily equity securities
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Diversified Equity Allocation Fund seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities and up to 5% of its assets in cash equivalent or short-term fixed income securities. The Fund's strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 87.

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              57


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 94. For more information about additional risks to which the Fund may be subject, please see page 88.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Class A      431112275     N/A
                             Class C      431112291     N/A

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
58


HIGHMARK ASSET ALLOCATION PORTFOLIOS
DIVERSIFIED EQUITY ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%          1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                     0%           0%

-------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A      CLASS C
                                                                                        SHARES       SHARES
Investment Advisory Fees                                                                 0.20%        0.20%
Distribution (12b-1) Fees                                                                0.25%        1.00%
Other Expenses+                                                                          0.53%        0.28%
Acquired Fund Fees and Expenses++                                                        1.38%        1.38%
                                                                                         -----        -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  2.36%        2.86%
Fee Waivers                                                                              0.71%        0.51%
   NET EXPENSES+++                                                                       1.65%        2.35%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges are Calculated."

***   Does not include any wire transfer fees, if applicable.

+ Other Expenses are based on estimated amounts for the current fiscal year.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A and Class C Shares from exceeding 1.65% and 2.35%, respectively, for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Class A Shares:    1.60%
            Class C Shares:    2.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR       3 YEARS        5 YEARS        10 YEARS

CLASS A SHARES              $709        $1,177         $1,675          $3,042

CLASS C SHARES
If you do not sell
your shares:                $238        $  835         $1,461          $3,146

If you sell your
shares at the
end of the period:          $338        $  835         $1,461          $3,146

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              59


--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Three classes of Fund Shares--Classes A, B and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A, Class B and Class C Shares:

CLASS A

o     Front-end sales charges, as described below.

o     Distribution and service (12b-1) fees of 0.25%.

o     Offered by:

      Balanced Fund
      Cognitive Value Fund
      Core Equity Fund
      Enhanced Growth Fund
      International Opportunities Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund
      National Intermediate Tax-Free Bond Fund
      Short Term Bond Fund
      Income Plus Allocation Fund
      Growth & Income Allocation Fund
      Capital Growth Allocation Fund
      Diversified Equity Allocation Fund

o Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

      o Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

      o Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS B

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

o     Offered by:

      Balanced Fund
      Core Equity Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund

ONLY AVAILABLE TO EXISTING INVESTORS, EITHER THROUGH REINVESTMENT OF DIVIDENDS ON CLASS B SHARES OR THROUGH EXCHANGE OF CLASS B SHARES OF ANOTHER HIGHMARK FUND.

CLASS C

o     No front-end sales charge.

o Distribution and service (12b-1) fees of 1.00% for Equity Funds and Asset Allocation Portfolios, 0.75% for Fixed-Income Funds.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

o     Offered by:

      Balanced Fund
      Cognitive Value Fund
      Core Equity Fund
      Enhanced Growth Fund
      International Opportunities Fund
      Large Cap Growth Fund
      Large Cap Value Fund
      Small Cap Growth Fund
      Small Cap Value Fund
      Value Momentum Fund
      Bond Fund
      California Intermediate Tax-Free Bond Fund
      National Intermediate Tax-Free Bond Fund
      Short Term Bond Fund
      Income Plus Allocation Fund
      Growth & Income Allocation Fund
      Capital Growth Allocation Fund
      Diversified Equity Allocation Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

FOR THE ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

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BECAUSE 12b-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS B AND CLASS C
SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.

THE FUNDS ALSO OFFER FIDUCIARY CLASS SHARES, WHICH HAVE THEIR OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND ALSO OFFER CLASS M SHARES. CLASS M SHARES ARE ONLY AVAILABLE TO CLIENTS OF BAILARD, INC., EMPLOYEES AND OFFICERS OF BAILARD, INC., AND THEIR FAMILIES AND FRIENDS, AND INVESTORS WHO AT THE TIME OF THE PROPOSED PURCHASE ARE EXISTING CLASS M SHAREHOLDERS OF A FUND. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

FOR PURCHASES OF $1 MILLION OR GREATER, THE SALES CHARGE FOR CLASS A SHARES IS WAIVED. AS A RESULT, IF YOU ARE MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE, THE LOWER OPERATING EXPENSES OF CLASS A SHARES MAY MAKE THEM A BETTER CHOICE FOR YOU THAN CLASS C SHARES.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE

EQUITY FUNDS

                               AS A              AS A
                          PERCENTAGE OF      PERCENTAGE OF
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                   5.50%              5.82%
$50,000 - $99,999             4.50%              4.71%
$100,000 - $249,999           3.75%              3.90%
$250,000 - $499,999           2.50%              2.56%
$500,000 - $999,999           2.00%              2.04%
$1,000,000 and Over           0.00%*             0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

FIXED-INCOME FUNDS

                               AS A              AS A
                          PERCENTAGE OF      PERCENTAGE OF
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT

0 - $99,999                   2.25%              2.30%
$100,000 - $249,999           1.75%              1.78%
$250,000 - $499,999           1.25%              1.27%
$500,000 - $999,999           1.00%              1.01%
$1,000,000 and Over           0.00%*             0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 0.50%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

ASSET ALLOCATION PORTFOLIOS

GROWTH & INCOME ALLOCATION FUND, CAPITAL GROWTH ALLOCATION FUND AND DIVERSIFIED EQUITY ALLOCATION FUND

                               AS A              AS A
                          PERCENTAGE OF      PERCENTAGE OF
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                   5.50%              5.82%
$50,000 - $99,999             4.50%              4.71%
$100,000 - $249,999           3.75%              3.90%
$250,000 - $499,999           2.50%              2.56%
$500,000 - $999,999           2.00%              2.04%
$1,000,000 and Over           0.00%*             0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

INCOME PLUS ALLOCATION FUND

                               AS A              AS A
                          PERCENTAGE OF      PERCENTAGE OF
YOUR INVESTMENT           OFFERING PRICE    YOUR INVESTMENT

0 - $49,999                   4.50%              4.71%
$50,000 - $99,999             4.00%              4.17%
$100,000 - $249,999           3.50%              3.63%
$250,000 - $499,999           2.25%              2.30%
$500,000 - $999,999           2.00%              2.04%
$1,000,000 and Over           0.00%*             0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of .50%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

CLASS B AND CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE

Class B and Class C Shares are available at their net asset value per share, without any initial sales charge.

If you sell Class B Shares within six years of buying them or Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the tables below show, the CDSC declines over time and is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

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THE CDSCS ARE AS FOLLOWS:

CLASS B SHARES

IF SOLD WITHIN                       CDSC ON SHARES BEING SOLD
1st year                             5.00%
2nd year                             4.00%
3rd or 4th year                      3.00%
5th year                             2.00%
6th year                             1.00%
7th and 8th year                     0%

CLASS C SHARES

IF SOLD WITHIN                       CDSC ON SHARES BEING SOLD
1st year                             1.00%
After 1st year                       0%

Class B Shares will automatically convert to Class A Shares after eight years. Class C Shares do not convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any HighMark Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

o RIGHT OF ACCUMULATION PRIVILEGE: You may combine the value of Class A Shares you are presently buying with the current value of any Class A Shares, Class B Shares or Class C Shares you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own. You must provide your account number and the account number(s) of your spouse and your minor children, and the ages of such children, as applicable.

o COMBINATION PRIVILEGE: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

o LETTER OF INTENT: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR TO FIND OUT HOW TO QUALIFY, OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

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(7)   By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(9) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

(10) By sponsors of a unit investment trust (UIT) who are buying Class A Shares of HighMark Growth Fund for deposit into the UIT. This exception may also apply to you if you hold a UIT and invest distributions you receive from it in Class A Shares of the HighMark Growth Fund.

(11) By current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies, of Boston Financial Data Services and of Sub-Advisers to the HighMark Funds.

(12) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

(13) By persons who bought Class A Shares without the assistance of an investment professional between May 15, 1998 and August 31, 1998. Such individuals may make future purchases of Class A Shares at no sales charge.

(14)  Through exchange of Class M Shares of HighMark Funds.

(15) By retirement plan, college savings plan or other plan participants who purchase Class A Shares for which the plan record-keeping is performed by TruSource, a division of Union Bank of California, N.A., by Invesmart, Inc. or by Hazlett, Burt & Watson, Inc.

THE INTERPRETATION OF THESE PROVISIONS AS TO THE APPLICABILITY OF A SPECIAL ARRANGEMENT OR WAIVER IN A PARTICULAR CASE IS IN THE SOLE DISCRETION OF THE FUNDS. THESE WAIVERS AND SPECIAL ARRANGEMENTS MAY BE AMENDED OR TERMINATED AT ANY TIME BY ANY PARTICULAR FUND.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CONTACT THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS).

FOR CATEGORIES 2 THROUGH 11, 13 AND 15 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

The Funds make sales charge and breakpoint information available, free of charge, on or through HighMark Funds' website at WWW.HIGHMARKFUNDS.COM through the Funds' prospectuses and SAI, which are available for download or by request, respectively, at the hyperlink "Forms and Literature."

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                  PERCENTAGE OF AVERAGE
SHARE CLASS                         DAILY NET ASSETS

Class A                                   0.25%
Class B                                   0.75%
Class C (Equity Funds and
Asset Allocation Portfolios)              1.00%
Class C (Fixed-Income Funds)              0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediaries, including TruSource and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. A Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain

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shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

REVENUE SHARING PAYMENTS. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial adviser or his or her financial firm to recommend or offer shares of the Asset Allocation Portfolios over other investment alternatives.

As of July 31, 2006, the financial firms that were receiving additional payments from HighMark Capital Management, Inc. for distribution of the Asset Allocation Portfolios include (but are not necessarily limited to) the following:

ADP Clearing & Outsourcing Services         Linsco Private Ledger
Ameritrade, Inc.                            Morgan Keegan
Bearstearns Security Corp.                  Morgan Stanley Dean Witter
Brookstreet Securities Corp.                Mutual Service Corp.
Capital Financial Services Inc.             National Financial Services
Centaurus Financial Inc.                    National Investor Services Co.
Commonwealth Financial Network              National Securities Corp.
Crowell Weedon & Co.                        Nationwide Planning Assoc. Inc.
Crown Capital Securities, L.P.              Next Financial Group Inc.
E*Trade                                     Oppenheimer & Co. Inc.
Eplanning                                   Pershing LLC
First Allied Securities Inc.                Prime Vest Financial Services
First Clearing LLC                          QA3 Financial Corp.
Foothill Securities Inc.                    Questar Capital Corporation
Fortune Financial Service Inc.              Securities America
Geneos Wealth Management Inc.               Securities Services Network Inc.
Gunnallen Financial                         Stifel Nicolaus & Co. Inc.
H&R Block Financial Advisors, Inc.          United Planners Financial
H Beck Inc.                                 United Securities Alliance Inc.
Harvest Capital LLC                         Wedbush Morgan Securities
Investacorp Inc.                            Wells Fargo Investments LLC
Investors Capital Corp.                     Western International Securities
J W Cole Financial Inc.                     WRP Investments Inc.
Janney Montgomery Scott                     XCU Capital Corporation, Inc.
Jefferson Pilot Securities Corp.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares;
(5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI

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Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund's sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2.    Determine how much money you want to invest.

      The minimum investments for Class A or Class C Shares of the HighMark Funds are as follows:

      o     INITIAL PURCHASE:           $1,000 for each fund

                                        $250 for each Fund for current and
                                        retired trustees (as well as their
                                        spouses and children under the age of
                                        21) of HighMark Funds and directors,
                                        officers and employees (as well as their spouses and children under the age of
                                        21) of Union Bank of California, N.A.,
                                        SEI Investments Distribution Co. and
                                        their affiliates, and Boston Financial
                                        Data Services

                                        $100 for each Fund for Automatic
                                        Investment Plan

      o     ADDITIONAL PURCHASES:       $100 for each fund

                                        $100 monthly minimum per Fund for
                                        Automatic Investment Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

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WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS'
ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------
DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see "Selling Shares in Writing").

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

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--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------
DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------
DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------
DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------
DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging plus any applicable sales charge. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" below.

CLASS A SHARES. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares of one HighMark Fund for those of another HighMark Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money

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market HighMark Fund (the "Initial Fund"), you may exchange such Class A Money
Market Fund Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the HighMark Fund that you are currently exchanging into, if the sales charge of the HighMark Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a HighMark Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

CLASS C SHARES. To calculate the Class C Shares' contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the "old" HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /   Total number of the Fund's Shares outstanding in the class

      =   The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund and Asset Allocation Portfolio as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the "Committee") meeting be called.

The sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the adviser or the sub-adviser of any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-administrator will only notify the adviser or sub-adviser of a Fund that holds securities from that region. If an applicable trigger point is exceeded, the sub-administrator shall request that a Committee meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval"--representing the correlation between the price of a specific foreign security and movements in the U.S. market--before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A and Class C Shares, the NAV of a Fund's Class C Shares may be lower than that of its Class A Shares because Class C Shares have higher distribution expenses. For further information about how we determine the value of the Funds' investments, see the SAI.

BUY AND SELL PRICES. When you buy Shares of a Fund, the price you will pay (the "offering price") is based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

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HIGHMARK FUNDS
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EXECUTION OF ORDERS. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

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A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" tables for HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Class A Shares redeemed 30 days or less after their purchase. HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund also impose an exchange fee on Class A Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by the HighMark Asset Allocation Portfolios. The redemption or exchange fee is also not imposed on shares of a Fund held in omnibus accounts for which the applicable financial intermediary is not (i) providing HighMark Funds with the information necessary for HighMark Funds to assess the redemption or exchange fee or (ii) assessing the redemption or exchange fee on behalf of HighMark Funds. For all accounts, the redemption or exchange fee is not imposed on:

o shares redeemed due to death, disability or a qualified domestic relations order;

o     shares redeemed pursuant to systematic withdrawal programs;

o transactions involving shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

o     shares purchased through reinvested distributions;

o shares redeemed or exchanged due to plan or Fund terminations or restructurings;

o shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

o shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

o     shares converted to another class of shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

o     shares redeemed in payment of plan/account fees;

o shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

o     shares redeemed for loans and hardship withdrawals;

o     shares redeemed due to forfeiture of assets; and

o shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds' Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end

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of the period by clicking on "Forms and Literature" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS AND
DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. The Funds distribute any net capital gains and ordinary income they have realized at least once a year. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B and Class C Shares, because Class B Shares and Class C Shares have higher distribution fees.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund). Distributions of investment income designated by the Funds as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and Fund level. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, until it disposes of shares of the fund that realized such losses. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and

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      that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: Distributions from the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund that are properly designated as "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although distributions derived by the California Intermediate Tax-Free Bond Fund from interest on obligations that, if held by an individual, would pay interest exempt from California taxation will be exempt from California personal income tax. The Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Bond Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. Distributions of the California Intermediate Tax-Free Bond Fund's and the National Intermediate Tax-Free Bond Fund's income that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax, for both individual and corporate shareholders.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. Under normal circumstances, the International Opportunities Fund will be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If the International Opportunities Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. If the Enhanced Growth Fund is eligible to elect to "pass through" to its shareholders foreign income taxes that it pays (which eligibility is generally determined by the Fund's level of foreign investment) and so elects, a shareholder will be required to include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in the other Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN* (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.** AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* Any shareholders who have established an Automatic Investment Plan on or before November 30, 1999, and have elected automatic deductions from their checking or savings accounts, may be eligible for a reduced sales charge. For further information about the reduced sales charge, see the SAI.

** There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

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To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

CLASS A SHAREHOLDERS SHOULD NOTE THE FOLLOWING:

If you are currently making additional purchases of Shares of HighMark Funds that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

CLASS B SHAREHOLDERS SHOULD ALSO NOTE THE FOLLOWING:

If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

      o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

      o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subisidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                                             % OF NET ASSETS

Balanced Fund                                         0.58%
Core Equity Fund                                      0.59%
Large Cap Growth Fund                                 0.57%*
Large Cap Value Fund                                  0.60%*
Small Cap Growth Fund                                 1.13%*
Small Cap Value Fund                                  0.98%*
Value Momentum Fund                                   0.60%
Bond Fund                                             0.48%
California Intermediate Tax-Free Bond Fund            0.25%
National Intermediate Tax-Free Bond Fund              0.03%
Short Term Bond Fund                                  0.37%
Income Plus Allocation Fund                           0.33%
Growth & Income Allocation Fund                       0.33%
Capital Growth Allocation Fund                        0.34%

*     A portion of the management fee is used to pay the Fund's sub-adviser.

For its advisory services to the Cognitive Value Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million and 0.70% of such net assets over $500 million. For its advisory services to the Enhanced Growth Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million, 0.70% of such net assets greater than $500 million and not in excess of $1 billion and 0.65% of such net assets over $1 billion. For its advisory services to the International Opportunities Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.95% of the Fund's

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average daily net assets not in excess of $250 million, 0.90% of such net assets greater than $250 million and not in excess of $500 million, 0.85% of such net assets greater than $500 million and not in excess of $1 billion and 0.80% of such net assets over $1 billion. A portion of the management fees is used to pay the Funds' sub-adviser.

For its advisory services to the Diversified Equity Allocation Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.20% of the Fund's average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds with respect to the Funds other than the Diversified Equity Allocation Fund is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006. A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds with respect to the Diversified Equity Allocation Fund will be available in HighMark Funds' Semi-Annual Report to shareholders dated January 31, 2007.

SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc., a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of September 30, 2006, WRIMCO managed approximately $33.1 billion in assets.

LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2006, AJO managed approximately $26.2 billion in assets.

SMALL CAP GROWTH FUND. Trusco Capital Management, Inc. ("Trusco") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Trusco and HighMark Capital Management, Trusco makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

Trusco is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Georgia corporation. As of September 30, 2006, Trusco managed over $73.9 billion in assets.

SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Company Act of 1940 and is organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 12 years. As of September 30, 2006, LSV had approximately $64.3 billion in assets under management.

COGNITIVE VALUE FUND, ENHANCED GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND. Bailard, Inc. ("Bailard") serves as the sub-adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund's Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2006, Bailard had approximately $1.8 billion in assets under management.

OTHER ARRANGEMENTS

HighMark Funds and HighMark Capital Management have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management will, subject to supervision and approval of HighMark Funds' Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds and HighMark Capital Management will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

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HIGHMARK FUNDS
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Shareholders will be notified of any changes in sub-advisers. Shareholders of a
Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund.

HighMark Funds and HighMark Capital Management, Inc. have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the Asset Allocation Portfolios will be permitted to invest in funds that are not part of the same group of investment companies beyond the limits on such investments set forth under the Investment Company Act of 1940 and stocks, bonds, futures, options, government securities of all kinds (including inflation-linked securities) and any other securities and other instruments that are consistent with such Fund's investment objectives. An Asset Allocation Portfolio will therefore have the right to invest in other funds beyond the limits in the Investment Company Act of 1940 at the same time that it invests in mutual funds within the HighMark Funds family and other securities and instruments. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

In addition to the asset-based sub-advisory fee that it pays to Bailard, HighMark Capital Management has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund held by Bailard's clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients' assets, a portion of which may be invested in one or more of HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard's management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client's account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, are separate from and in addition to the sub-advisory fees paid to Bailard described above. From April 3, 2006 through July 31, 2006, HighMark Capital Management made payments of this type to Bailard totaling approximately $565,000.

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PORTFOLIO MANAGERS

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                                        PORTFOLIO MANAGER(S)
-----------------------------------------------------------------------------------------------------------------------
HighMark Balanced Fund                                      David J. Goerz III, Kenneth Wemer, George Rokas,
                                                            E. Jack Montgomery(1)
HighMark Cognitive Value Fund                               Thomas J. Mudge III
HighMark Core Equity Fund                                   David J. Goerz III, Richard Rocke(2)
HighMark Enhanced Growth Fund                               Sonya Thadhani
HighMark International Opportunities Fund                   Peter M. Hill, Anthony Craddock, Eric P. Leve,
                                                            Christopher Luckett(3)
HighMark Large Cap Growth Fund                              Daniel Becker, Philip Sanders(2)
HighMark Large Cap Value Fund                               Theodore R. Aronson, Kevin M. Johnson, Gina Marie N. Moore,
                                                            Martha E Ortiz(4)
HighMark Small Cap Growth Fund                              James P. Foster, Stuart F. Van Arsdale(2)
HighMark Small Cap Value Fund                               Josef Lakonishok, Robert W. Vishny, Menno Vermeulen,
                                                            Puneet Mansharamani(5)
HighMark Value Momentum Fund                                Richard Earnest, Keith Stribling, Todd Lowenstein(2)
HighMark Bond Fund                                          E. Jack Montgomery, Gregory Lugosi(6)
HighMark California Intermediate Tax-Free Bond Fund         Robert Bigelow, Raymond Mow(7)
HighMark National Intermediate Tax-Free Bond Fund           Robert Bigelow, Raymond Mow(7)
HighMark Short Term Bond Fund                               E. Jack Montgomery, Gregory Lugosi(6)
HighMark Income Plus Allocation Fund                        David J. Goerz III
HighMark Growth & Income Allocation Fund                    David J. Goerz III
HighMark Capital Growth Allocation Fund                     David J. Goerz III
HighMark Diversified Equity Allocation Fund                 David J. Goerz III

(1) Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for sector allocation and security selection within the equity portion of the Fund's portfolio and Mr. Rokas provides day-to-day support to Mr. Wemer in the management of the equity portion of the Fund; Mr. Montgomery is responsible for the management of the fixed income portion of the Fund's portfolio.

(2)   Co-managers.

(3) The Fund is managed by a team of portfolio managers, of which Mr. Hill is the lead manager.

(4)   The portfolio managers share supervision of the Fund.

(5) All investment decisions are made according to a quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani.

(6) Mr. Montgomery is the lead manager and is responsible for duration policy, sector allocation and security selection; Mr. Lugosi is responsible for trade execution.

(7)   Mr. Bigelow is the lead manager. Mr. Mow is the back-up portfolio manager.

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
                                                                                    BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Theodore R. Aronson          HighMark Large Cap Value Fund since 2003.              Managing Principal of ARONSON+
                                                                                    JOHNSON+ ORTIZ since 1984.
------------------------------------------------------------------------------------------------------------------------------
Daniel Becker                HighMark Large Cap Growth Fund since 2001.             Senior Vice President of Waddell & Reed
                                                                                    Investment Management Company;
                                                                                    employee of Waddell & Reed Investment
                                                                                    Management Company and its
                                                                                    predecessors since 1989.
------------------------------------------------------------------------------------------------------------------------------
Robert Bigelow               HighMark California Intermediate Tax-Free              Vice President and Director of Municipal
                             Bond Fund since 1994;                                  Securities of HighMark Capital
                             HighMark National Intermediate Tax-Free                Management, Inc.; associated with
                             Bond Fund since 1996.*                                 HighMark Capital Management and its
                                                                                    predecessors since 1994.
------------------------------------------------------------------------------------------------------------------------------
Anthony Craddock             HighMark International Opportunities Fund              Senior Vice President of Bailard, Inc.;
                             since 2006.                                            employee of Bailard since 1997.
------------------------------------------------------------------------------------------------------------------------------
Richard Earnest              HighMark Value Momentum Fund since 1991.**             Senior Vice President and Director of
                                                                                    Value Momentum for HighMark Capital
                                                                                    Management, Inc.; associated with
                                                                                    HighMark Capital Management and its
                                                                                    predecessors since 1964.
------------------------------------------------------------------------------------------------------------------------------
James P. Foster              HighMark Small Cap Growth Fund since 2006.             Portfolio Manager and Managing
                                                                                    Director of Trusco Capital Management,
                                                                                    Inc.; employee of Trusco since 1988.
------------------------------------------------------------------------------------------------------------------------------
David J. Goerz III           HighMark Balanced Fund since 2005;                     Senior Vice President, Chief Investment
                             HighMark Core Equity Fund since 2005;                  Officer and Portfolio Manager of
                             HighMark Income Plus Allocation Fund                   HighMark Capital Management, Inc.
                             since 2004;                                            since 2006; Senior Vice President, Chief
                             HighMark Growth & Income Allocation                    Investment Officer - Equity and Portfolio
                             Fund since 2004;                                       Manager of HighMark Capital
                             HighMark Capital Growth Allocation                     Management, Inc. from 2003 to 2005;
                             Fund since 2004;                                       Chief Investment Officer of Morningstar
                             HighMark Diversified Equity Allocation                 Associates from 2002 to 2003; Vice
                             Fund since 2006.                                       President and Global Asset Allocation
                                                                                    Research and Portfolio Manager for
                                                                                    Wellington Management Company from
                                                                                    1995-2002.
------------------------------------------------------------------------------------------------------------------------------
Peter M. Hill                HighMark International Opportunities Fund              Chief Investment Officer of Bailard, Inc.
                             since 2006.                                            since 1996, overseeing the management
                                                                                    of Bailard International Equity Fund,
                                                                                    the Fund's Predecessor Fund, along with
                                                                                    the other investment products managed
                                                                                    by Bailard, Inc., which he continues to
                                                                                    oversee; serves as Chairman of the
                                                                                    Board of Directors of Bailard Opportunity
                                                                                    Fund Group, Inc. and as an officer and/
                                                                                    or director of certain affiliates of
                                                                                    Bailard, Inc.
------------------------------------------------------------------------------------------------------------------------------
Kevin M. Johnson             HighMark Large Cap Value Fund since 2003.              Principal and portfolio manager of
                                                                                    ARONSON+JOHNSON+ORTIZ (AJO) since 1993;
                                                                                    directs AJO's research and
                                                                                    development efforts.
------------------------------------------------------------------------------------------------------------------------------

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PORTFOLIO MANAGERS (CONTINUED)

                                                                                    BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Josef Lakonishok             HighMark Small Cap Value Fund since 2001.              Chief Executive Officer, Chief Investment
                                                                                    Officer, Partner and Portfolio Manager
                                                                                    of LSV Asset Management since 1994;
                                                                                    William G. Karnes Professor of Finance
                                                                                    at the College of Commerce & Business
                                                                                    Administration at the University of
                                                                                    Illinois at Urbana-Champaign since 1987.
------------------------------------------------------------------------------------------------------------------------------
Eric P. Leve                 HighMark International Opportunities Fund              Senior Vice President of Bailard, Inc. and
                             since 2006.                                            co-manager of Bailard Inc.'s separate
                                                                                    account bond portfolios; employee of
                                                                                    Bailard since 1987.
------------------------------------------------------------------------------------------------------------------------------
Todd Lowenstein              HighMark Value Momentum Fund since 2001.               Vice President and Funds Manager of
                                                                                    HighMark Capital Management, Inc.
                                                                                    since 2001; worked at JP Morgan and as
                                                                                    senior manager at KPMG Peat Marwick
                                                                                    prior to joining HighMark Capital
                                                                                    Management.
------------------------------------------------------------------------------------------------------------------------------
Christopher Luckett          HighMark International Opportunities Fund              Research Analyst for Bailard, Inc.;
                             since 2006.                                            employee of Bailard since 2005; worked
                                                                                    as a research analyst for Phoenix Partners
                                                                                    from 2004 to 2005, an energy market
                                                                                    analyst intern at Mirant Corporation in
                                                                                    2001 and a business analyst for Fidelity
                                                                                    Investments from 1997 to 2000 prior to
                                                                                    joining Bailard, Inc.
------------------------------------------------------------------------------------------------------------------------------
Gregory Lugosi               HighMark Bond Fund since 1994;                         Vice President and Fund Manager for
                             HighMark Short Term Bond Fund since 2004.              HighMark Capital Management, Inc.;
                                                                                    associated with HighMark Capital
                                                                                    Management and its predecessors
                                                                                    since 1991.
------------------------------------------------------------------------------------------------------------------------------
Puneet Mansharamani          HighMark Small Cap Value Fund since 2006.              Partner and Portfolio Manager of LSV
                                                                                    since 2006; Quantitative Analyst at LSV
                                                                                    since 2000.
------------------------------------------------------------------------------------------------------------------------------
E. Jack Montgomery           HighMark Balanced Fund since 2000;                     Vice President and Director of Fixed
                             HighMark Bond Fund since 1994;                         Income of HighMark Capital
                             HighMark Short Term Bond Fund since 2004.              Management, Inc.; associated with
                                                                                    HighMark Capital Management and its
                                                                                    predecessors since 1994.
------------------------------------------------------------------------------------------------------------------------------
Gina Marie N. Moore          HighMark Large Cap Value Fund since 2003.              Principal of ARONSON+JOHNSON+ORTIZ
                                                                                    (AJO); portfolio manager and research
                                                                                    analyst for AJO since 1998; also focuses
                                                                                    on marketing for AJO.
------------------------------------------------------------------------------------------------------------------------------
Raymond Mow                  HighMark California Intermediate Tax-Free              Vice President and Fixed Income Funds
                             Bond Fund since 1995;                                  Manager of HighMark Capital
                             HighMark National Intermediate Tax-Free                Management, Inc.; associated with
                             Bond Fund since 1996.***                               HighMark Capital Management and its
                                                                                    predecessors since 1995.
------------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
78


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                                    BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Mudge III          HighMark Cognitive Value Fund since 2006.              Portfolio manager of Bailard Cognitive
                                                                                    Value Fund, the Fund's Predecessor Fund,
                                                                                    from 2001 to 2006; Senior Vice President
                                                                                    of Bailard, Inc. and part of Bailard,
                                                                                    Inc.'s domestic equity management team
                                                                                    since 1987.
------------------------------------------------------------------------------------------------------------------------------
Martha E. Ortiz              HighMark Large Cap Value Fund since 2003.              Principal of ARONSON+JOHNSON+ORTIZ
                                                                                    (AJO); portfolio manager for AJO since
                                                                                    1987; oversees trading and is in charge
                                                                                    of portfolio implementation for AJO.
------------------------------------------------------------------------------------------------------------------------------
Richard Rocke                HighMark Core Equity Fund since 2005.                  Vice President and Director of
                                                                                    Quantitative Strategies Group for
                                                                                    HighMark Capital Management, Inc.;
                                                                                    associated with HighMark Capital
                                                                                    Management since 1999.
------------------------------------------------------------------------------------------------------------------------------
George Rokas                 HighMark Balanced Fund since 2001.                     Vice President and Equity Research
                                                                                    Analyst for HighMark Capital
                                                                                    Management, Inc.; associated with
                                                                                    HighMark Capital Management and
                                                                                    its predecessors since 1990 (from
                                                                                    1990-1997 and 1999-present).
------------------------------------------------------------------------------------------------------------------------------
Philip Sanders               HighMark Large Cap Growth Fund since 2001.             Senior Vice President of Waddell & Reed
                                                                                    Investment Management Company;
                                                                                    employee of Waddell & Reed Investment
                                                                                    Management Company since 1998.
------------------------------------------------------------------------------------------------------------------------------
Keith Stribling              HighMark Value Momentum Fund since 1998.               Vice President and Director of Value
                                                                                    Momentum for HighMark Capital
                                                                                    Management Inc.; associated with
                                                                                    HighMark Capital Management and its
                                                                                    predecessors since 1995.
------------------------------------------------------------------------------------------------------------------------------
Sonya Thadhani               HighMark Enhanced Growth Fund since 2006.              Portfolio manager of Bailard Enhanced
                                                                                    Growth Fund, the Fund's Predecessor
                                                                                    Fund, from 2005 to 2006; Senior Vice
                                                                                    President of Bailard, Inc. and part of
                                                                                    Bailard, Inc.'s domestic equity
                                                                                    management team since 1994.
------------------------------------------------------------------------------------------------------------------------------
Stuart F. Van Arsdale        HighMark Small Cap Growth Fund since 2006.             Portfolio Manager and Managing
                                                                                    Director of Trusco Capital Management
                                                                                    Inc.; employee from 1980 to 1998 and
                                                                                    2002 to present; director of growth
                                                                                    investments at Deprince Race & Zollo,
                                                                                    an asset management firm, from 1998
                                                                                    to 2002.
------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              79


--------------------------------------------------------------------------------

                                                                                    BUSINESS EXPERIENCE
PORTFOLIO MANAGER            LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
Menno Vermeulen              HighMark Small Cap Value Fund since 2001.              Partner since 1998 and Portfolio
                                                                                    Manager and Senior Quantitative Analyst
                                                                                    of LSV Asset Management since 1995.
------------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny             HighMark Small Cap Value Fund since 2001.              Partner and Portfolio Manager of LSV
                                                                                    Asset Management since 1994.
------------------------------------------------------------------------------------------------------------------------------
Kenneth Wemer                HighMark Balanced Fund since 2005.                     Vice President and Director of Equity
                                                                                    Research for HighMark Capital
                                                                                    Management, Inc., associated with
                                                                                    HighMark Capital Management since
                                                                                    2003; Research Analyst for Jurika &
                                                                                    Voyles from 1994 to 2003.
------------------------------------------------------------------------------------------------------------------------------

  * Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

 ** Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with HighMark Value Momentum Fund in 1997.

*** Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

----------
PROSPECTUS
----------
80


HIGHMARK FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deliotte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. Financial information for the Diversified Equity Allocation Fund is not presented because Shares of this Fund were not offered prior to the date of this prospectus.

                                                                           Dividends and
                                Investment Activities                      Distributions
                             ---------------------------                --------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                  Value,           Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $13.79        $ 0.224        $ 0.258      $ 0.482      $(0.232)    $    --       $(0.232)       $   --
2005               12.88          0.228          0.929        1.157       (0.247)         --        (0.247)           --
2004               12.09          0.138          0.787        0.925       (0.135)         --        (0.135)           --
2003               11.51          0.227          0.581        0.808       (0.228)         --        (0.228)           --
2002               14.01          0.262         (2.234)      (1.972)      (0.270)     (0.258)       (0.528)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $13.75        $ 0.138        $ 0.259      $ 0.397      $(0.147)    $    --       $(0.147)       $   --
2005               12.85          0.142          0.920        1.062       (0.162)         --        (0.162)           --
2004               12.06          0.054          0.791        0.845       (0.055)         --        (0.055)           --
2003               11.49          0.152          0.573        0.725       (0.155)         --        (0.155)           --
2002               13.99          0.177         (2.229)      (2.052)      (0.190)     (0.258)       (0.448)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $13.73        $ 0.138        $ 0.261      $ 0.399      $(0.149)    $    --       $(0.149)       $   --
2005               12.84          0.142          0.910        1.052       (0.162)         --        (0.162)           --
2004               12.06          0.053          0.789        0.842       (0.062)         --        (0.062)           --
2003               11.49          0.154          0.571        0.725       (0.155)         --        (0.155)           --
2002               13.99          0.175         (2.224)      (2.049)      (0.193)     (0.258)       (0.451)           --
---------------------------------------------------------------------------------------------------------------------------
COGNITIVE VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(1)           $13.53        $ 0.029        $(0.539)     $(0.510)     $    --     $    --       $    --        $   --
CLASS C SHARES
For the periods ended July 31,:
2006(1)           $13.53        $(0.013)       $(0.537)     $(0.550)     $    --     $    --       $    --        $   --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                   Value,                   End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 14.04       3.52%     $  7,065      1.17%          1.34%         1.61%          16%
2005                13.79       9.07         7,408      1.21           1.45          1.71           57
2004                12.88       7.66         7,172      1.19           1.37          1.07           97
2003                12.09       7.15         7,280      1.20           1.37          1.98           55
2002                11.51     (14.47)        7,222      1.18           1.35          2.02           12
CLASS B SHARES
For the periods ended July 31,:
2006              $ 14.00       2.90%     $  3,089      1.79%          1.85%         0.99%          16%
2005                13.75       8.31         3,759      1.86           1.95          1.07           57
2004                12.85       7.02         4,364      1.84           1.87          0.42           97
2003                12.06       6.39         4,235      1.85           1.87          1.33           55
2002                11.49     (15.02)        4,295      1.83           1.85          1.37           12
CLASS C SHARES
For the periods ended July 31,:
2006              $ 13.98       2.92%     $    338      1.79%          1.85%         0.99%          16%
2005                13.73       8.24           334      1.86           1.95          1.07           57
2004                12.84       6.99           327      1.84           1.87          0.42           97
2003                12.06       6.39           137      1.85           1.87          1.35           55
2002                11.49     (15.00)          151      1.83           1.85          1.36           12
-----------------------------------------------------------------------------------------------------------
COGNITIVE VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(1)           $ 13.02      (3.77)%    $    483      0.94%*         0.94%*        0.67%*         76%
CLASS C SHARES
For the periods ended July 31,:
2006(1)           $ 12.98      (4.07)%    $      3      1.86%*         1.86%*       (0.29)%*        76%
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
(1)   Commenced operations on April 3, 2006.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              81


--------------------------------------------------------------------------------

                                                                           Dividends and
                                Investment Activities                      Distributions
                             ---------------------------                --------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                  Value,           Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 8.09        $ 0.066        $ 0.672      $ 0.738      $(0.068)    $    --       $(0.068)       $   --
2005                7.34          0.076          0.751        0.827       (0.077)         --        (0.077)           --
2004                6.72          0.010          0.626        0.636       (0.016)         --        (0.016)           --
2003                6.21          0.037          0.512        0.549       (0.039)         --        (0.039)           --
2002                8.25          0.027         (2.041)      (2.014)      (0.026)         --        (0.026)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $ 7.95        $ 0.014        $ 0.671      $ 0.685      $(0.025)    $    --       $(0.025)       $   --
2005                7.23          0.032          0.732        0.764       (0.044)         --        (0.044)           --
2004                6.66         (0.037)         0.609        0.572       (0.002)         --        (0.002)           --
2003                6.17         (0.001)         0.505        0.504       (0.014)         --        (0.014)           --
2002                8.22         (0.021)        (2.028)      (2.049)      (0.001)         --        (0.001)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $ 7.96        $ 0.014        $ 0.661      $ 0.675      $(0.025)    $    --       $(0.025)       $   --
2005                7.24          0.030          0.735        0.765       (0.045)         --        (0.045)           --
2004(1)             7.16         (0.030)         0.112        0.082       (0.002)         --        (0.002)           --
---------------------------------------------------------------------------------------------------------------------------
ENHANCED GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(2)           $ 9.29        $(0.029)       $(1.211)     $(1.240)     $    --     $    --       $    --        $   --
CLASS C SHARES
For the periods ended July 31,:
2006(2)           $ 9.29        $(0.025)       $(1.205)     $(1.230)     $    --     $    --       $    --        $   --
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(2)           $ 8.63        $ 0.052        $(0.184)     $(0.132)     $    --     $    --       $    --        $0.022
CLASS C SHARES
For the periods ended July 31,:
2006(2)           $ 8.63        $ 0.034        $(0.174)     $(0.140)     $    --     $    --       $    --        $   --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                   Value,                   End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $  8.76       9.15%     $  2,749      1.17%          1.34%         0.79%          72%
2005                 8.09      11.32         3,031      1.18           1.43          1.00          101
2004                 7.34       9.47         3,657      1.17           1.35          0.13          119
2003                 6.72       8.91         3,233      1.16           1.34          0.61           71
2002                 6.21     (24.46)        1,729      1.18           1.35          0.36           11
CLASS B SHARES
For the periods ended July 31,:
2006              $  8.61       8.63%     $  2,717      1.79%          1.84%         0.17%          72%
2005                 7.95      10.60         3,044      1.83           1.93          0.42          101
2004                 7.23       8.60         3,249      1.82           1.85         (0.52)         119
2003                 6.66       8.20         3,093      1.82           1.84         (0.01)          71
2002                 6.17     (24.93)        2,701      1.83           1.85         (0.29)          11
CLASS C SHARES
For the periods ended July 31,:
2006              $  8.61       8.50%     $    310      1.79%          1.84%         0.17%          72%
2005                 7.96      10.59           280      1.83           1.93          0.40          101
2004(1)              7.24       1.14           277      1.83*          1.88*        (0.60)*        119
-----------------------------------------------------------------------------------------------------------
ENHANCED GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(2)           $  8.05     (13.35)%    $     39      1.35%*         1.49%*       (1.10)%*        53%
CLASS C SHARES
For the periods ended July 31,:
2006(2)           $  8.06     (13.24)%    $     --@     1.47%*         1.49%*       (0.87)%*        53%
-----------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the period ended July 31,:
2006(2)           $  8.52      (1.27)%    $  1,952      1.69%*         1.84%*        1.88%*         48%
CLASS C SHARES
For the periods ended July 31,:
2006(2)           $  8.49      (1.62)%    $    731      2.28%*         2.33%*        1.23%*         48%
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
(1)   Commenced operations on November 28, 2003.
(2)   Commenced operations on April 3, 2006.
  @   Amount represents less than $1,000.

----------
PROSPECTUS
----------
82


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                           Dividends and
                                Investment Activities                      Distributions
                             ---------------------------                --------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                  Value,           Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
2006              $ 8.48        $(0.013)       $ 0.167      $ 0.154      $(0.004)    $    --       $(0.004)       $   --
2005                7.39          0.022          1.076        1.098       (0.008)         --        (0.008)           --
2004                7.15         (0.031)         0.243        0.212           --          --            --         0.028
2003                6.47         (0.014)         0.694        0.680           --++        --            --            --
2002                8.61         (0.022)        (2.118)      (2.140)          --          --            --            --
CLASS B SHARES
For the periods ended July 31,:
2006              $ 8.03        $(0.064)       $ 0.164      $ 0.100      $    --     $    --       $    --        $   --
2005                7.04         (0.027)         1.017        0.990           --          --            --            --
2004                6.86         (0.077)         0.231        0.154           --          --            --         0.026
2003                6.24         (0.053)         0.673        0.620           --          --            --            --
2002                8.36         (0.069)        (2.051)      (2.120)          --          --            --            --
CLASS C SHARES
For the periods ended July 31,:
2006              $ 8.04        $(0.064)       $ 0.164      $ 0.100      $    --     $    --       $    --        $   --
2005                7.05         (0.027)         1.017        0.990           --          --            --            --
2004                6.87         (0.078)         0.227        0.149           --          --            --         0.031
2003                6.24         (0.055)         0.685        0.630           --          --            --            --
2002                8.37         (0.069)        (2.061)      (2.130)          --          --            --            --
---------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $12.52        $ 0.129        $ 1.181      $ 1.310      $(0.131)    $    --       $(0.131)       $0.001
2005               10.43          0.103          2.090        2.193       (0.103)         --        (0.103)           --
2004                8.76          0.075          1.671        1.746       (0.076)         --        (0.076)           --
2003                8.26          0.085          0.495        0.580       (0.080)         --        (0.080)           --
2002               11.06          0.096         (2.796)      (2.700)      (0.100)         --        (0.100)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $12.35        $ 0.047        $ 1.163      $ 1.210      $(0.060)    $    --       $(0.060)       $   --
2005               10.31          0.029          2.052        2.081       (0.041)         --        (0.041)           --
2004                8.67          0.010          1.653        1.663       (0.023)         --        (0.023)           --
2003                8.19          0.032          0.488        0.520       (0.040)         --        (0.040)           --
2002               10.97          0.032         (2.764)      (2.732)      (0.048)         --        (0.048)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $12.32        $ 0.046        $ 1.166      $ 1.212      $(0.062)    $    --       $(0.062)       $   --
2005               10.28          0.027          2.057        2.084       (0.044)         --        (0.044)           --
2004                8.65          0.010          1.649        1.659       (0.029)         --        (0.029)           --
2003                8.18          0.035          0.480        0.515       (0.045)         --        (0.045)           --
2002               10.96          0.028         (2.757)      (2.729)      (0.051)         --        (0.051)           --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                  Value,                    End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
2006              $  8.63       1.81%     $ 15,809      1.14%          1.32%        (0.15)%         68%
2005                 8.48      14.86        17,377      1.19           1.41          0.29           73
2004                 7.39       3.36        18,845      1.19           1.38         (0.40)          93
2003                 7.15      10.51        18,858      1.20           1.37         (0.22)          57
2002                 6.47     (24.85)       12,214      1.18           1.35         (0.28)         105
CLASS B SHARES
For the periods ended July 31,:
2006              $  8.13       1.25%     $  7,519      1.76%          1.83%        (0.77)%         68%
2005                 8.03      14.06         9,259      1.84           1.91         (0.37)          73
2004                 7.04       2.62        10,003      1.84           1.88         (1.05)          93
2003                 6.86       9.94        10,558      1.85           1.87         (0.85)          57
2002                 6.24     (25.36)       10,322      1.83           1.86         (0.94)         105
CLASS C SHARES
For the periods ended July 31,:
2006              $  8.14       1.24%     $  1,304      1.76%          1.83%        (0.77)%         68%
2005                 8.04      14.04         1,422      1.84           1.91         (0.36)          73
2004                 7.05       2.62         1,543      1.84           1.88         (1.05)          93
2003                 6.87      10.10         1,223      1.85           1.87         (0.87)          57
2002                 6.24     (25.45)          736      1.83           1.86         (0.94)         105
-----------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 13.70      10.52%     $134,433      1.17%          1.32%         0.98%          81%
2005                12.52      21.12        62,537      1.18           1.42          0.89           99
2004                10.43      19.98        33,442      1.18           1.37          0.75           86
2003                 8.76       7.12        29,036      1.18           1.36          1.05          337
2002                 8.26     (24.55)       31,773      1.17           1.34          0.98          226
CLASS B SHARES
For the periods ended July 31,:
2006              $ 13.50       9.81%     $  3,042      1.79%          1.84%         0.36%          81%
2005                12.35      20.22         3,996      1.83           1.92          0.26           99
2004                10.31      19.20         3,640      1.83           1.87          0.10           86
2003                 8.67       6.41         2,005      1.83           1.86          0.40          337
2002                 8.19     (24.97)        2,164      1.82           1.85          0.32          226
CLASS C SHARES
For the periods ended July 31,:
2006              $ 13.47       9.86%     $  5,927      1.79%          1.84%         0.36%          81%
2005                12.32      20.31         4,578      1.83           1.92          0.23           99
2004                10.28      19.20         1,769      1.85           1.90          0.10           86
2003                 8.65       6.36           168      1.83           1.86          0.43          337
2002                 8.18     (24.97)           46      1.82           1.85          0.29          226
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

 * Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
 +    Per share amounts calculated using average shares method.
++    Represents a $0.0002 return of capital for tax purposes.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              83


--------------------------------------------------------------------------------

                                                                           Dividends and
                                Investment Activities                      Distributions
                             ---------------------------                --------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                  Value,           Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $14.59        $(0.165)       $(0.434)     $(0.599)     $    --     $(0.832)      $(0.832)       $0.001
2005               11.78         (0.192)         3.022        2.830           --      (0.020)       (0.020)           --
2004               11.74         (0.209)         0.441        0.232           --      (0.192)       (0.192)           --
2003(1)            10.00         (0.040)         1.780        1.740           --          --            --            --
CLASS B SHARES
For the periods ended July 31,:
2006              $14.39        $(0.252)       $(0.416)     $(0.668)     $    --     $(0.832)      $(0.832)       $   --
2005               11.69         (0.273)         2.993        2.720           --      (0.020)       (0.020)           --
2004               11.73         (0.294)         0.446        0.152           --      (0.192)       (0.192)           --
2003(1)            10.00         (0.056)         1.786        1.730           --          --            --            --
CLASS C SHARES
For the periods ended July 31,:
2006              $14.39        $(0.250)       $(0.418)     $(0.668)     $    --     $(0.832)      $(0.832)       $   --
2005               11.69         (0.274)         2.994        2.720           --       0.020)       (0.020)           --
2004               11.73         (0.292)         0.444        0.152           --      (0.192)       (0.192)           --
2003(1)            10.00         (0.058)         1.788        1.730           --          --            --            --
---------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $19.21        $ 0.068        $(0.145)     $(0.077)     $(0.054)    $(1.309)      $(1.363)       $   --
2005               15.82          0.033          4.403        4.436       (0.013)     (1.033)       (1.046)           --
2004               13.36         (0.005)         2.726        2.721       (0.058)     (0.203)       (0.261)           --
2003               11.13          0.047          2.194        2.241       (0.011)         --        (0.011)           --
2002               11.76         (0.023)        (0.023)      (0.046)          --      (0.584)       (0.584)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $18.51        $(0.043)       $(0.148)     $(0.191)     $    --     $(1.309)      $(1.309)       $   --
2005               15.36         (0.074)         4.263        4.189       (0.006)     (1.033)       (1.039)           --
2004               13.03         (0.101)         2.658        2.557       (0.024)     (0.203)       (0.227)           --
2003               10.93         (0.027)         2.127        2.100           --          --            --            --
2002               11.63         (0.095)        (0.021)      (0.116)          --      (0.584)       (0.584)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $18.43        $(0.044)       $(0.137)     $(0.181)     $    --     $(1.309)      $(1.309)       $   --
2005               15.31         (0.076)         4.235        4.159       (0.006)     (1.033)       (1.039)           --
2004               12.99         (0.111)         2.662        2.551       (0.028)     (0.203)       (0.231)           --
2003               10.90         (0.026)         2.116        2.090           --          --            --            --
2002               11.60         (0.087)        (0.029)      (0.116)          --      (0.584)       (0.584)           --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                  Value,                    End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 13.16      (4.46)%    $  4,153      1.72%          1.90%        (1.14)%        227%
2005                14.59      24.03         4,535      1.75           2.13         (1.47)         181
2004                11.78       1.82         3,647      1.72           1.91         (1.60)         125
2003(1)             11.74      17.40         4,097      1.75*          1.93*        (1.33)*         25
CLASS B SHARES
For the periods ended July 31,:
2006              $ 12.89      (5.03)%    $    472      2.33%          2.40%        (1.76)%        227%
2005                14.39      23.28           526      2.40           2.63         (2.12)         181
2004                11.69       1.13           518      2.37           2.41         (2.25)         125
2003(1)             11.73      17.30            90      2.40*          2.43*        (1.81)*         25
CLASS C SHARES
For the periods ended July 31,:
2006              $ 12.89      (5.03)%    $  1,112      2.33%          2.40%        (1.76)%        227%
2005                14.39      23.28         1,045      2.40           2.63         (2.12)         181
2004                11.69       1.13           941      2.37           2.41         (2.25)         125
2003(1)             11.73      17.30           456      2.40*          2.43*        (1.90)*         25
-----------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 17.77      (0.21)%    $ 64,484      1.57%          1.74%         0.37%          35%
2005                19.21      28.78        54,885      1.58           1.80          0.19           27
2004                15.82      20.43        36,155      1.57           1.75         (0.02)          20
2003                13.36      20.16        23,436      1.48           1.66          0.41           24
2002                11.13      (0.16)       15,708      1.60           1.77         (0.19)          99
CLASS B SHARES
For the periods ended July 31,:
2006              $ 17.01      (0.87)%    $ 13,145      2.18%          2.24%        (0.25)%         35%
2005                18.51      28.00        15,753      2.23           2.30         (0.45)          27
2004                15.36      19.68        14,079      2.22           2.25         (0.67)          20
2003                13.03      19.21        11,367      2.15           2.18         (0.24)          24
2002                10.93      (0.79)        9,047      2.25           2.27         (0.82)          99
CLASS C SHARES
For the periods ended July 31,:
2006              $ 16.94      (0.82)%    $ 18,990      2.18%          2.24%        (0.25)%         35%
2005                18.43      27.89        21,157      2.23           2.30         (0.46)          27
2004                15.31      19.70        11,926      2.26           2.30         (0.73)          20
2003                12.99      19.17         3,473      2.13           2.16         (0.23)          24
2002                10.90      (0.79)        2,007      2.25           2.23         (0.76)          99
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
(1)   Commenced operations on April 28, 2003.

----------
PROSPECTUS
----------
84


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                           Dividends and
                                Investment Activities                      Distributions
                             ---------------------------                --------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                  Value,           Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $24.04        $ 0.255        $ 1.780      $ 2.035      $(0.255)    $(2.600)      $(2.855)       $   --
2005               22.56          0.266          3.360        3.626       (0.284)     (1.862)       (2.146)           --
2004               20.71          0.221          2.890        3.111       (0.229)     (1.032)       (1.261)           --
2003               20.04          0.225          1.584        1.809       (0.217)     (0.922)       (1.139)           --
2002               26.99          0.195         (5.401)      (5.206)      (0.191)     (1.553)       (1.744)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $23.79        $ 0.114        $ 1.746      $ 1.860      $(0.130)    $(2.600)      $(2.730)       $   --
2005               22.35          0.114          3.340        3.454       (0.152)     (1.862)       (2.014)           --
2004               20.54          0.076          2.862        2.938       (0.096)     (1.032)       (1.128)           --
2003               19.90          0.101          1.565        1.666       (0.104)     (0.922)       (1.026)           --
2002               26.81          0.038         (5.341)      (5.303)      (0.054)     (1.553)       (1.607)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $23.74        $ 0.110        $ 1.742      $ 1.852      $(0.132)    $(2.600)      $(2.732)       $   --
2005               22.32          0.107          3.331        3.438       (0.156)     (1.862)       (2.018)           --
2004               20.51          0.077          2.862        2.939       (0.097)     (1.032)       (1.129)           --
2003               19.87          0.102          1.563        1.665       (0.103)     (0.922)       (1.025)           --
2002               26.80          0.037         (5.359)      (5.322)      (0.055)     (1.553)       (1.608)           --
---------------------------------------------------------------------------------------------------------------------------
BOND FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $10.63        $ 0.463        $(0.387)     $ 0.076      $(0.486)    $    --       $(0.486)       $   --
2005               10.67          0.451         (0.013)       0.438       (0.478)         --        (0.478)           --
2004               10.68          0.459          0.015        0.474       (0.484)         --        (0.484)           --
2003               10.57          0.541          0.122        0.663       (0.553)         --        (0.553)           --
2002               10.78          0.626         (0.202)       0.424       (0.634)         --        (0.634)           --
CLASS B SHARES
For the periods ended July 31,:
2006              $10.59        $ 0.389        $(0.383)     $ 0.006      $(0.416)    $    --       $(0.416)       $   --
2005               10.64          0.371         (0.020)       0.351       (0.401)         --        (0.401)           --
2004               10.65          0.379          0.015        0.394       (0.404)         --        (0.404)           --
2003               10.54          0.449          0.127        0.576       (0.466)         --        (0.466)           --
2002               10.76          0.528         (0.209)       0.319       (0.539)         --        (0.539)           --
CLASS C SHARES
For the periods ended July 31,:
2006              $10.57        $ 0.423        $(0.384)     $ 0.039      $(0.439)    $    --       $(0.439)       $   --
2005               10.62          0.398         (0.018)       0.380       (0.430)         --        (0.430)           --
2004(1)            10.80          0.288         (0.158)       0.130       (0.310)         --        (0.310)           --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                  Value,                    End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 23.22       9.06%     $ 30,047      1.18%          1.34%         1.09%          21%
2005                24.04      16.64        28,799      1.18           1.38          1.15           18
2004                22.56      15.36        28,461      1.17           1.36          1.00           20
2003                20.71       9.74        27,208      1.19           1.36          1.18            6
2002                20.04     (20.25)       26,595      1.18           1.35          0.81           12
CLASS B SHARES
For the periods ended July 31,:
2006              $ 22.92       8.36%     $  7,471      1.80%          1.84%         0.49%          21%
2005                23.79      15.95         9,396      1.83           1.88          0.50           18
2004                22.35      14.59         9,208      1.82           1.86          0.35           20
2003                20.54       9.00         8,139      1.84           1.86          0.54            6
2002                19.90     (20.71)        8,427      1.83           1.85          0.16           12
CLASS C SHARES
For the periods ended July 31,:
2006              $ 22.86       8.34%     $  1,442      1.80%          1.84%         0.49%          21%
2005                23.74      15.90         1,204      1.84           1.88          0.47           18
2004                22.32      14.62           788      1.82           1.86          0.35           20
2003                20.51       9.01           776      1.84           1.86          0.54            6
2002                19.87     (20.79)          845      1.83           1.85          0.15           12
-----------------------------------------------------------------------------------------------------------
BOND FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 10.22       0.75%     $ 35,511      0.99%          1.24%         4.45%          20%
2005                10.63       4.15        44,289      1.00           1.29          4.19           11
2004                10.67       4.47        47,039      1.00           1.26          4.24           45
2003                10.68       6.32        56,529      0.91           1.24          4.98           58
2002                10.57       4.03        52,683      0.75           1.25          5.86           18
CLASS B SHARES
For the periods ended July 31,:
2006              $ 10.18       0.06%     $  6,926      1.69%          1.74%         3.75%          20%
2005                10.59       3.32         8,093      1.73           1.79          3.46           11
2004                10.64       3.71         9,603      1.73           1.76          3.51           45
2003                10.65       5.49        12,157      1.72           1.74          4.14           58
2002                10.54       3.03         8,209      1.73           1.75          4.95           18
CLASS C SHARES
For the periods ended July 31,:
2006              $ 10.17       0.39%     $     91      1.43%          1.49%         4.10%          20%
2005                10.57       3.61            37      1.48           1.55          3.73           11
2004(1)             10.62       1.21            13      1.53*          1.58*         3.99*          45
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
(1)   Commenced operations on November 28, 2003.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              85


--------------------------------------------------------------------------------

                                                                            Dividends and
                                Investment Activities                       Distributions
                             ---------------------------                ---------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                   Value,          Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $10.08        $ 0.344        $(0.207)     $ 0.137      $(0.347)    $(0.100)      $(0.447)        $ --
2005               10.28          0.354         (0.098)       0.256       (0.356)     (0.100)       (0.456)          --
2004               10.31          0.358         (0.004)       0.354       (0.364)     (0.020)       (0.384)          --
2003               10.44          0.371         (0.118)       0.253       (0.371)     (0.012)       (0.383)          --
2002               10.28          0.401          0.193        0.594       (0.400)     (0.034)       (0.434)          --
CLASS B SHARES
For the periods ended July 31,:
2006              $10.08        $ 0.272        $(0.214)     $ 0.058      $(0.278)    $(0.100)      $(0.378)        $ --
2005               10.28          0.277         (0.096)       0.181       (0.281)     (0.100)       (0.381)          --
2004               10.31          0.280         (0.004)       0.276       (0.286)     (0.020)       (0.306)          --
2003               10.44          0.280         (0.113)       0.167       (0.285)     (0.012)       (0.297)          --
2002               10.29          0.297          0.192        0.489       (0.305)     (0.034)       (0.339)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $10.06        $ 0.296        $(0.206)     $ 0.090      $(0.300)    $(0.100)      $(0.400)        $ --
2005               10.27          0.302         (0.104)       0.198       (0.308)     (0.100)       (0.408)          --
2004(1)            10.50          0.209         (0.201)       0.008       (0.218)     (0.020)       (0.238)          --
---------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $11.25        $ 0.414        $(0.230)     $ 0.184      $(0.424)    $(0.090)      $(0.514)        $ --
2005               11.52          0.431         (0.182)       0.249       (0.431)     (0.088)       (0.519)          --
2004               11.61          0.444         (0.104)       0.340       (0.429)     (0.001)       (0.430)          --
2003(2)            11.56          0.334          0.037        0.371       (0.321)         --        (0.321)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $11.44        $ 0.368        $(0.230)     $ 0.138      $(0.368)    $(0.090)      $(0.458)        $ --
2005               11.54          0.381         (0.018)       0.363       (0.375)     (0.088)       (0.463)          --
2004(1)            11.78          0.343         (0.315)       0.028       (0.267)     (0.001)       (0.268)          --
---------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $ 9.84        $ 0.319        $(0.082)     $ 0.237      $(0.317)    $    --       $(0.317)        $ --
2005(3)            10.00          0.214         (0.198)       0.016       (0.176)         --        (0.176)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $ 9.92        $ 0.277        $(0.084)     $ 0.193      $(0.273)    $    --       $(0.273)        $ --
2005(4)             9.95          0.163         (0.093)       0.070       (0.100)         --        (0.100)          --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                   Value,                   End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006               $ 9.77       1.40%     $37,472       0.75%          1.25%         3.47%           5%
2005                10.08       2.50       54,030       0.75           1.32          3.44            6
2004                10.28       3.44       62,762       0.75           1.27          3.43            1
2003                10.31       2.41       91,632       0.64           1.27          3.51            3
2002                10.44       5.91       99,166       0.47           1.25          3.88            2
CLASS B SHARES
For the periods ended July 31,:
2006               $ 9.76       0.60%     $ 5,345       1.46%          1.75%         2.75%           5%
2005                10.08       1.75        6,357       1.50           1.81          2.69            6
2004                10.28       2.67        7,448       1.50           1.77          2.68            1
2003                10.31       1.58        9,652       1.49           1.77          2.65            3
2002                10.44       4.84        7,419       1.47           1.76          2.88            2
CLASS C SHARES
For the periods ended July 31,:
2006               $ 9.75       0.93%     $   540       1.22%          1.50%         3.00%           5%
2005                10.06       1.92          928       1.25           1.57          2.95            6
2004(1)             10.27       0.07          548       1.25*          1.53*         3.00*           1
-----------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006               $10.92       1.69%     $ 2,923       0.53%          1.25%         3.74%           7%
2005                11.25       2.17        3,719       0.53           1.32          3.76           14
2004                11.52       2.93        4,698       0.53           1.27          3.79            2
2003(2)             11.61       3.20        2,674       0.53*          1.26*         3.59*           4
CLASS C SHARES
For the periods ended July 31,:
2006               $11.12       1.24%     $    25       1.00%          1.51%         3.27%           7%
2005                11.44       3.15           50       1.03           1.59          3.30           14
2004(1)             11.54       0.23           --++     0.67*          0.67*         4.30*           2
-----------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006               $ 9.76       2.46%     $ 1,113       0.90%          1.21%         3.26%          27%
2005(3)              9.84       0.17        1,439       0.91*          1.39*         2.93*           9
CLASS C SHARES
For the periods ended July 31,:
2006               $ 9.84       1.98%     $ 2,509       1.37%          1.47%         2.80%          27%
2005(4)              9.92       0.61           15       1.38*          1.57*         2.43*           9
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect the any applicable charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++   Amount represents less than $1,000.
(1)   Commenced operations on November 28, 2003.
(2)   Commenced operations on October 18, 2002.
(3)   Commenced operations on November 2, 2004.
(4)   Commenced operations on November 29, 2004.

----------
PROSPECTUS
----------
86


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                            Dividends and
                                Investment Activities                       Distributions
                             ---------------------------                ---------------------
                                                 Net
                                              Realized
                    Net                          and
                   Asset                     Unrealized                                          Total from
                   Value,          Net       Gain (Loss)      Total         Net                   Dividends
                 Beginning     Investment        on           from      Investment   Capital         and        Redemption
                 of Period   Income (Loss)+  Investments   Operations     Income      Gains     Distributions      Fees
---------------------------------------------------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $20.73        $ 0.434        $ 0.205      $ 0.639      $(0.407)    $(0.012)     $ (0.419)        $ --
2005(1)            20.00          0.320          0.617        0.937       (0.207)         --        (0.207)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $20.66        $ 0.308        $ 0.183      $ 0.491      $(0.289)    $(0.012)     $ (0.301)        $ --
2005(1)            20.00          0.230          0.591        0.821       (0.161)         --        (0.161)          --
---------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $21.61        $ 0.259        $ 0.688      $ 0.947      $(0.240)    $(0.057)     $ (0.297)        $ --
2005(1)            20.00          0.193          1.570        1.763       (0.153)         --        (0.153)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $21.55        $ 0.103        $ 0.688      $ 0.791      $(0.104)    $(0.057)     $ (0.161)        $ --
2005(1)            20.00          0.052          1.587        1.639       (0.089)         --        (0.089)          --
---------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH ALLOCATION FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $22.16        $ 0.112        $ 1.066      $ 1.178      $(0.090)    $(0.078)     $ (0.168)        $ --
2005(1)            20.00          0.082          2.157        2.239       (0.079)         --        (0.079)          --
CLASS C SHARES
For the periods ended July 31,:
2006              $22.07        $(0.057)       $ 1.063      $ 1.006      $(0.028)    $(0.078)     $ (0.106)        $ --
2005(1)            20.00         (0.070)         2.185        2.115       (0.045)         --        (0.045)          --
---------------------------------------------------------------------------------------------------------------------------

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average
                                                                    Net Assets     Ratio of
                    Net                     Net                     Excluding         Net
                   Asset                  Assets,       Ratio      Fee Waivers    Investment
                   Value,                   End      of Expenses       and       Income (Loss)   Portfolio
                    End        Total     of Period   to Average     Reduction     to Average     Turnover
                 of Period    Return**     (000)     Net Assets    of Expenses    Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $20.95        3.11%     $ 3,651       0.87%          1.83%         2.07%          26%
2005(1)            20.73        4.70        2,169       0.81*          5.30*         1.95*          94++
CLASS C SHARES
For the periods ended July 31,:
2006              $20.85        2.39%     $ 2,086       1.59%          2.20%         1.48%          26%
2005(1)            20.66        4.12          517       1.56*          5.40*         1.40*          94++
-----------------------------------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $22.26        4.41%     $31,426       0.81%          1.45%         1.17%          13%
2005(1)            21.61        8.84       10,158       0.79*          1.93*         1.15*          79++
CLASS C SHARES
For the periods ended July 31,:
2006              $22.18        3.68%     $11,752       1.52%          1.96%         0.47%          13%
2005(1)            21.55        8.21        4,580       1.54*          2.36*         0.31*          79++
-----------------------------------------------------------------------------------------------------------
CAPITAL GROWTH ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006              $23.17        5.33%     $30,900       0.82%          1.45%         0.49%          12%
2005(1)            22.16       11.21        8,957       0.82*          1.99*         0.48*          55++
CLASS C SHARES
For the periods ended July 31,:
2006              $22.97        4.56%     $16,718       1.53%          1.95%        (0.25)%         12%
2005(1)            22.07       10.58        4,574       1.56*          2.44*        (0.41)*         55++
-----------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.
 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.
  +   Per share amounts calculated using average shares method.
 ++ In order to conform with the 2006 presentation, portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnovers would have been 4%, 7% and 8% for the Capital Growth Allocation Fund, the Growth & Income Allocation Fund and the Income Plus Allocation Fund, respectively.
(1)   Commenced operations on October 12, 2004.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              87


--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

ALLOCATION OF INVESTMENTS OF THE ASSET ALLOCATION PORTFOLIOS

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest except for the Small Cap Advantage Fund and the Diversified Money Market Fund can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Small Cap Advantage Fund and the Diversified Money Market Fund can be found immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Small Cap Advantage Fund and the Diversified Money Market Fund see the applicable prospectus for these funds. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses.The Asset Allocation Portfolios may also invest in equity securities, fixed income securities, derivatives, cash, cash equivalents and exchange traded funds as permitted by Federal law.

The Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

--------------------------------------------------------------------------------
FUND NAME                                 PERCENTAGE OF ASSETS INVESTED IN FUND
--------------------------------------------------------------------------------
                                       GROWTH &       CAPITAL       DIVERSIFIED
                       INCOME PLUS      INCOME         GROWTH         EQUITY
                       ALLOCATION     ALLOCATION     ALLOCATION     ALLOCATION
                          FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------
Core Equity Fund          5-30%         10-50%         15-60%         20-50%
--------------------------------------------------------------------------------
Large Cap
Growth Fund               0-20%          0-25%          0-30%          0-40%
--------------------------------------------------------------------------------
Large Cap
Value Fund                0-20%          0-25%          0-30%          0-40%
--------------------------------------------------------------------------------
Small Cap
Growth Fund               0-10%          0-15%          0-20%          0-20%
--------------------------------------------------------------------------------
Small Cap
Value Fund                0-10%          0-15%          0-20%          0-20%
--------------------------------------------------------------------------------
Small Cap
Advantage Fund            0-10%          0-15%          0-20%          0-20%
--------------------------------------------------------------------------------
Value
Momentum Fund             0-20%         10-30%         15-40%         10-50%
--------------------------------------------------------------------------------
Bond
Fund                     15-50%          5-40%          0-30%             0%
--------------------------------------------------------------------------------
Short Term
Bond Fund                15-50%          5-40%          0-30%           0-5%
--------------------------------------------------------------------------------
Diversified Money
Market Fund               0-40%          0-30%          0-20%           0-5%
--------------------------------------------------------------------------------
Cognitive Value
Fund                       0-5%          0-10%          0-10%          0-20%
--------------------------------------------------------------------------------
Enhanced Growth
Fund                       0-5%          0-10%          0-10%          0-10%
--------------------------------------------------------------------------------
International
Opportunities Fund        0-10%          0-20%          0-25%          0-30%
--------------------------------------------------------------------------------
Other
Investments               0-10%          0-10%          0-10%          0-10%
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES OF THE DIVERSIFIED MONEY MARKET FUND. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the fund's objectives. To limit the fund's interest-rate risk, the fund's managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the fund is diversified, from time to time they may concentrate the fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the fund's shareholders.

----------
PROSPECTUS
----------
88


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES OF THE SMALL CAP ADVANTAGE FUND. HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in the stocks of U.S. small capitalization companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of small capitalization companies. The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive. In addition to holdings in primarily small-cap equity securities, the fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the fund under normal market conditions. In addition to those securities described above, the fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the fund to achieve its goals.

The Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund may invest.

FUND NAME                                                            FUND CODE

Balanced Fund                                                        1
Cognitive Value Fund                                                 2
Core Equity Fund                                                     3
Enhanced Growth Fund                                                 4
International Opportunities Fund                                     5
Large Cap Growth Fund                                                6
Large Cap Value Fund                                                 7
Small Cap Growth Fund                                                8
Value Momentum Fund                                                  9
Small Cap Value Fund                                                 10
Bond Fund                                                            11
California Intermediate Tax-Free Bond Fund                           12
National Intermediate Tax-Free Bond Fund                             13
Short Term Bond Fund                                                 14
Income Plus Allocation Fund                                          15
Growth & Income Allocation Fund                                      16
Capital Growth Allocation Fund                                       17
Diversified Equity Allocation Fund                                   18
Diversified Money Market Fund                                        19
Small Cap Advantage Fund                                             20

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              89


--------------------------------------------------------------------------------

INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMSS): Loans in a mortgage pool        1, 11, 14-18         Prepayment
which provide for a fixed initial mortgage interest rate for a                               Market
specified period of time, after which the rate may be subject to                             Credit
periodic adjustments.                                                                        Regulatory
-----------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign Shares of a       1-10, 15-18, 20      Market
company held by a U.S. bank that issues a receipt evidencing                                 Political
ownership. ADRs pay dividends in U.S. dollars.                                               Foreign Investment
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company receivables,      1, 11-19             Prepayment
home equity loans, truck and auto loans, leases, credit card                                 Market
receivables and other securities backed by other types of                                    Credit
receivables or assets.                                                                       Regulatory
-----------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn on         1-11, 14-20          Credit
and accepted by a commercial bank. They generally have maturities                            Liquidity
of six months or less.                                                                       Market
-----------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate           1-20                 Market
securities that obligate the issuer to pay the bondholder a                                  Credit
specified sum of money, usually at specific intervals, and to                                Prepayment/Call
repay the principal amount of the loan at maturity.
-----------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right to        1-18, 20             Management
buy, and obligates the seller of the option to sell, a security at                           Liquidity
a specified price. A put option gives the buyer the right to sell,                           Credit
and obligates the seller of the option to buy, a security at a                               Market
specified price.                                                                             Leverage
-----------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                         1-11, 14-20          Market
with a stated maturity.                                                                      Credit
                                                                                             Liquidity
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term promissory           1-20                 Credit
notes issued by corporations and other entities. Their maturities                            Liquidity
generally vary from a few days to nine months.                                               Market
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                         1-10, 15-18, 20      Market
-----------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert to        1-10, 15-18, 20      Market
common stock.                                                                                Credit
-----------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and standby           1-20                 Market
commitments to purchase the securities at a fixed price (usually                             Liquidity
with accrued interest) within a fixed period of time following                               Management
demand by a fund.
-----------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an underlying      1-20                 Management
contract, index or security, or any combination thereof, including                           Market
futures, options (e.g. puts and calls), options on futures, swap                             Credit
agreements and some mortgage-backed securities.                                              Liquidity
                                                                                             Leverage
                                                                                             Prepayment/Call
                                                                                             Hedging
-----------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
90


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS: Exchange traded funds ("ETFs") are hybrid        1-10, 15-18, 20      Market
investment companies that are registered as open-end investment companies or unit investment trusts ("UITs") but possess some characteristics of closed-end funds. ETFs typically hold a
portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), NASDAQ-100 Index
Tracking Stock and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an
exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of the fund.
-----------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including        1-11, 14-20          Market
ADRs and Global Depository Receipts (GDRs), as well as commercial                            Political
paper of foreign issuers and obligations of foreign governments,                             Foreign Investment
companies, banks, overseas branches of U.S. banks or supranational                           Liquidity
entities.                                                                                    Emerging Market
                                                                                             Call
-----------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to purchase or        1, 3, 5-11,          Management
sell a specific amount of a currency at a fixed future date and         14-18, 20            Liquidity
price set by the parties involved at the time the contract is                                Credit
negotiated.                                                                                  Market
                                                                                             Political
                                                                                             Leverage
                                                                                             Foreign Investment
-----------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the future        1-18, 20             Management
sale and purchase of a specific amount of a specific security,                               Market
class of securities, or index at a specified time in the future                              Credit
and at a specified price.                                                                    Liquidity
                                                                                             Leverage
-----------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment grade by       1-18, 20             Credit
the primary rating agencies (e.g., BB or lower by Standard &                                 Market
Poor's and Ba or lower by Moody's). These securities are                                     Liquidity
considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
-----------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold          1-20                 Liquidity
within seven business days at the value the fund has estimated for                           Market
them. Each Fund may invest up to 15% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment          1-20                 Market
companies. These may include HighMark Money Market Funds and other registered investment companies for which HighMark, its
sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a fund will indirectly bear investment
management fees of that investment company, which are in addition to the management fees the fund pays its own adviser.
-----------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              91


--------------------------------------------------------------------------------

INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher by          1-20                 Market
Standard & Poor's; Baa or better by Moody's; similarly rated by                              Credit
other nationally recognized rating organizations; or, if not                                 Prepayment/Call
rated, determined to be of comparably high quality by the funds'
adviser.
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                        1-20                 Market
dollar-denominated debt securities with remaining maturities of                              Credit
one year or less. These may include short-term U.S. government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real estate loans and       1, 11-19             Prepayment
pools of loans. These include collateralized mortgage obligations                            Market
(CMOs) and real estate mortgage investment conduits (REMICs).                                Credit
                                                                                             Regulatory
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase tax-exempt          12, 13, 15-18        Market
bonds with a specific coupon to be delivered by an issuer at a                               Leverage
future date (typically more than 45 days but less than one year).                            Liquidity
Municipal forwards are normally used as a refunding mechanism for                            Credit
bonds that may be redeemed only on a designated future date. Any
Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a segregated account in an amount at least equal to the purchase price of the municipal forward.
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political         12, 13, 15-19        Market
subdivision to obtain funds for various public purposes. Municipal                           Credit
securities may include revenue bonds, certificates of                                        Political
participation, both taxable and tax exempt private activity bonds                            Tax
and industrial development bonds, as well as general obligation                              Regulatory
bonds, tax anticipation notes, bond anticipation notes, revenue                              Prepayment/Call
anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: GENERAL-
OBLIGATION BONDS, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and
REVENUE BONDS, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs);
utility and sales tax revenues;tax increment or tax allocations;
housing and special tax, including assessment district and
community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels; hospital
revenue; and industrial development bonds that are secured by the financial resources of a private company.
-----------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
92


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued by             1-18, 20             Credit
supranational agencies that are chartered to promote economic                                Foreign Investment
development and are supported by various governments and                                     Prepayment/Call
government agencies.
-----------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from         1, 12, 13, 15-18     Market
financial institutions such as commercial and investment banks,                              Liquidity
savings and loan associations and insurance companies. These                                 Credit
interests are usually structured as some form of indirect                                    Tax
ownership that allows a Fund to treat the income from the
investment as exempt from federal income tax. A Fund invests in these interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends        1-10, 15-18, 20      Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation. Preferred stock generally does not carry voting rights.
-----------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: Real estate investment trusts            1-10, 15-18, 20      Market
("REITs") are pooled investment vehicles that invest primarily in                            Credit
income-producing real estate or real estate related loans or                                 Prepayment/Call
interests. The real estate properties in which REITs invest
typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the               1-20                 Market
simultaneous commitment to return the security to the seller at an                           Leverage
agreed upon price on an agreed upon date. This is treated as a loan.
-----------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security and the           1-20                 Market
simultaneous commitment to buy the security back at an agreed upon                           Leverage
price on an agreed upon date. This is treated as a borrowing by a fund.
-----------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the              1-20                 Liquidity
Securities Act of 1933, such as privately placed commercial paper                            Market
and Rule 144A securities.
-----------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a fund's total      1-20                 Market
assets. In return a fund will receive cash, other securities                                 Leverage
and/or letters of credit.                                                                    Liquidity
                                                                                             Credit
-----------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                    1-18, 20             Management
characteristic of a security is swapped for another. An example is                           Market
when one party trades newly issued stock for existing bonds with                             Credit
another party.                                                                               Liquidity
                                                                                             Leverage
-----------------------------------------------------------------------------------------------------------------

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
INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by                 12, 13, 15-18        Credit
governments and political sub-divisions.                                                     Liquidity
                                                                                             Market
                                                                                             Tax
-----------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in              1-11, 14-20          Liquidity
exchange for a deposit of money.                                                             Credit
                                                                                             Market
-----------------------------------------------------------------------------------------------------------------
TREASURY INFLATION PROTECTED SECURITIES: Treasury inflation             1-11, 14-18, 20      Market
protected securities ("TIPS") are fixed income securities issued                             Interest Rate
by the U.S. Treasury whose principal value is periodically
adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an
increasing or decreasing principal value that has been adjusted for inflation.
-----------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment growth        1-20                 Market
receipts and certificates of accrual of Treasury securities.
-----------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle, registered        1-11, 14-18, 20      Market
with the Securities and Exchange Commission under the Investment
Company Act of 1940, that purchases a fixed portfolio of
income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities or preferred stock.
Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have
recovered their principal.
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by agencies        1-20                 Market
and instrumentalities of the U.S. government. These include Ginnie                           Credit
Mae, Fannie Mae and Freddie Mac.                                                             Call
-----------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded       1-20                 Market
registered interest and principal securities, and coupons under bank entry safekeeping.
-----------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes that        15-19                Credit
permit the indebtedness to vary and provide for periodic
adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending
arrangements between HighMark Funds and the issuer, they are not normally traded. Although there is no secondary market in these notes, a Fund may demand payment of principal and accrued interest at specified intervals.
-----------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with interest       1-20                 Credit
rates that are reset daily, weekly, quarterly or on some other                               Liquidity
schedule. Such instruments may be payable to a fund on demand.                               Market
-----------------------------------------------------------------------------------------------------------------

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HIGHMARK FUNDS
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
INSTRUMENT                                                              FUND CODE            RISK TYPE
-----------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a            1-10, 15-18, 20      Market
proportionate amount of common stock at a specified price.                                   Credit
Warrants are typically issued with preferred stock and bonds.
-----------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                         1-20                 Market
A purchase of, or contract to purchase, securities at a fixed                                Credit
price for delivery at a future date.                                                         Leverage
                                                                                             Liquidity
-----------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar denominated      1, 11-19             Market
bonds issued by foreign corporations or governments. Sovereign                               Credit
bonds are those issued by the government of a foreign country.                               Call
Supranational bonds are those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian
bonds are those issued by Canadian provinces.
-----------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of debt that        1-20                 Credit
pay no interest, but are issued at a discount from their value at                            Market
maturity. When held to maturity, their entire return equals the                              Zero Coupon
difference between their issue price and their maturity value.
-----------------------------------------------------------------------------------------------------------------

OTHER RISKS

Fiduciary shares of the Cognitive Value Fund, Enhanced Growth Fund, Core Equity Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund, Small Cap Advantage Fund and the Diversified Money Market Fund (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds' sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients' allocation to the Funds. This fluctuation could increase the Funds' transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus

                                                                      ----------
                                                                      PROSPECTUS
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                                                                              95


--------------------------------------------------------------------------------

other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund's hedging transactions will be effective.

INDUSTRY/SECTOR RISK. The risk involved with excessive exposure to any one industry or sector. A Fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of a Fund will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a Fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

ISHARES RISK. Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, certain Funds may invest in iShares in excess of the limits on these investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

NEW PUBLIC COMPANY RISK. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK. The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, each of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market

----------
PROSPECTUS
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96


HIGHMARK FUNDS
--------------------------------------------------------------------------------

price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR

HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

SUB-ADVISER (SMALL CAP VALUE FUND)
LSV ASSET MANAGEMENT
One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB-ADVISER (LARGE CAP GROWTH FUND)
WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB-ADVISER (LARGE CAP VALUE FUND)
ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB-ADVISER (SMALL CAP GROWTH FUND)
TRUSCO CAPITAL MANAGEMENT, INC.
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303

SUB-ADVISER (COGNITIVE VALUE FUND, ENHANCED
GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND)
BAILARD, INC.
950 Tower Lane, Suite 1900
Foster City, CA 94404

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT

STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:       write to us at
               SEI Investments Distribution Co.
               1 Freedom Valley Drive
               Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com                                            HMK-PS-016-0300
                                                                   84823-B-11/06

--------------------------------------------------------------------------------
                                                          NOVEMBER 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

EQUITY
FIXED INCOME
ASSET ALLOCATION                 FIDUCIARY SHARES
--------------------------------------------------------------------------------
prospectus                        o  Balanced Fund

                                  o  Cognitive Value Fund

                                  o  Core Equity Fund

                                  o  Enhanced Growth Fund

                                  o  International Opportunities Fund

                                  o  Large Cap Growth Fund

                                  o  Large Cap Value Fund

                                  o  Small Cap Growth Fund

                                  o  Small Cap Value Fund

                                  o  Value Momentum Fund

                                  o  Bond Fund

                                  o  California Intermediate Tax-Free Bond Fund

                                  o  National Intermediate Tax-Free Bond Fund

                                  o  Short Term Bond Fund

                                  o  Income Plus Allocation Fund

                                  o  Growth & Income Allocation Fund

                                  o  Capital Growth Allocation Fund

                                  o  Diversified Equity Allocation Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS LOGO OMITTED](R)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

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                                                                      PROSPECTUS
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                                                                               1


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HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark's Equity and Fixed-Income Funds and Asset Allocation Portfolios (the "Funds") that you should know before investing. Certain Funds also offer additional classes of Shares called Class A, Class B, Class C and Class M Shares, which are offered in separate prospectuses. Each of the Asset Allocation Portfolios described in this prospectus is a "fund-of-funds" that invests primarily in other mutual funds within the HighMark Funds family and unaffiliated mutual funds, as well as directly in securities. As such, each Asset Allocation Portfolio's investment strategy is intended to determine the mix of that Fund's indirect investments as made through the underlying funds and direct investments.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

EQUITY FUNDS
Balanced Fund ............................................................     2
Cognitive Value Fund .....................................................     5
Core Equity Fund .........................................................     8
Enhanced Growth Fund .....................................................    11
International Opportunities Fund .........................................    14
Large Cap Growth Fund ....................................................    17
Large Cap Value Fund .....................................................    20
Small Cap Growth Fund ....................................................    23
Small Cap Value Fund .....................................................    26
Value Momentum Fund ......................................................    29

FIXED-INCOME FUNDS
Bond Fund ................................................................    32
California Intermediate Tax-Free Bond Fund ...............................    35
National Intermediate Tax-Free Bond Fund .................................    38
Short Term Bond Fund .....................................................    41

ASSET ALLOCATION PORTFOLIOS
Income Plus Allocation Fund ..............................................    44
Growth & Income Allocation Fund ..........................................    48
Capital Growth Allocation Fund ...........................................    52
Diversified Equity Allocation Fund .......................................    56

SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS

Choosing a Share Class ...................................................    59
Payments to Financial Firms ..............................................    59
Opening an Account .......................................................    61
Buying Shares ............................................................    61
Selling Shares ...........................................................    62
Exchanging Shares ........................................................    62
Transaction Policies .....................................................    62
Dividends and Distributions ..............................................    65
Taxes ....................................................................    66
Investor Services ........................................................    67

MORE ABOUT THE HIGHMARK FUNDS

Investment Management ....................................................    68
Financial Highlights .....................................................    75
Other Investment Matters .................................................    78
Glossary of Investment Risks .............................................    85

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc. the investment adviser of the Funds.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]             FUND SUMMARY

[QUOTES GRAPHIC OMITTED]                INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]      WHAT ARE THE MAIN
                                        RISKS OF INVESTING
                                        IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]               PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]         DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]            FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]           FEES AND EXPENSES

--------------------------------------------------------------------------------

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BALANCED FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                 To seek capital appreciation and income; conservation of capital is a secondary consideration
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS                U.S. common stocks and investment grade bonds
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY   Diversifies across market segments and investment styles, including value and growth stocks as well as various types of bonds
     -----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY          Moderate
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE                Investors seeking the growth potential of stocks with the diversification value of bonds
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Balanced Fund seeks capital appreciation and income. Conservation of capital is a secondary consideration. To pursue these goals, the Fund normally invests between 50% and 70% of its assets in equity securities, primarily common stocks, and at least 25% of its assets in fixed-income securities, primarily bonds. Within these ranges, the Fund's specific allocation among stocks, bonds and other securities will vary depending on the portfolio managers' assessment of business, economic and market conditions.

The Fund may invest in bonds of various maturities and types, including those issued by U.S. and foreign governments or companies, mortgage-backed securities and asset-backed securities. At least 90% of the bonds will be investment grade at the time of purchase.

To select bonds for the Fund, the portfolio managers consider such factors as the potential direction of interest rates and the U.S. economy; the outlook for one sector of the bond market versus another; and the value that one bond may represent versus another. They also consider the financial strength of each issuer and the possibility that its credit rating may be upgraded or downgraded. The Fund may continue to hold a bond that has been downgraded if the managers believe it is in shareholders' best interest to do so.

The Fund invests primarily in the stocks of U.S. companies. Risk characteristics, such as sector exposure, market capitalization, dividend yield and other portfolio descriptors, should be relatively similar to the Standard & Poor's 500 Composite Index ("S&P 500 Index") on average. Equity holdings in the portfolio typically range between 60-90 companies.

The Fund's portfolio managers tend to focus on common stocks of large, well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends with a reputation for high-quality management, products and services.

The Fund may invest in other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its objective of capital appreciation and income.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Generally, the longer the average maturity of the Fund's fixed-income portion, the greater its interest rate risk.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------
[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  15.78%  19.86%  10.13%  5.85%  -2.46%  -4.94%  -13.24%  18.37%  4.90%  3.63%
--------------------------------------------------------------------------------
   1996    1997    1998   1999    2000    2001    2002     2003   2004   2005

                 BEST QUARTER                  WORST QUARTER
                    11.32%                       (10.48)%
                  (12/31/98)                     (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 7.47%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX.

                                                                       SINCE
                                1 YEAR      5 YEARS     10 YEARS     INCEPTION*
--------------------------------------------------------------------------------
BALANCED FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes          3.63%        1.20%        5.29%         7.48%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions             3.15%        0.49%        3.79%         5.84%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares          2.50%        0.65%        3.81%         5.67%
--------------------------------------------------------------------------------
S&P 500 INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)             4.91%        0.54%        9.07%        10.82%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 4 (reflects
  no deduction for fees,
  expenses or taxes)             2.43%        5.87%        6.16%         7.19%+
--------------------------------------------------------------------------------
BLENDED INDEX 5 (reflects
  no deduction for fees,
  expenses or taxes)             4.00%        2.99%        8.25%         9.62%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the Stepstone Balanced Fund for the period prior to its consolidation with the HighMark Balanced Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

4 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

5 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index.

*     Since 2/01/91.

+     Since 2/28/91.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431114792     HMBAX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

GROWTH STOCKS are those that the managers believe have a record of achieving consistent earnings and sales growth.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
4


HIGHMARK EQUITY FUNDS
BALANCED FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                            0.50%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.10%
Fee Waivers                                                                               0.13%
   NET EXPENSES+                                                                          0.97%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.97% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                   1 YEAR      3 YEARS     5 YEARS     10 YEARS

Fiduciary Shares                    $99         $336        $593        $1,327

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK FUNDS
COGNITIVE VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       -------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common stocks of small U.S. companies
       -------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
       -------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       -------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. The Fund's sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citigroup Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The sub-adviser attempts to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

The Fund may also invest in the following:

o Hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

o Exchange-traded funds, commonly called "ETFs," to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK FUNDS
COGNITIVE VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES 1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                     -16.17%   39.56%    16.35%    5.54%
                     -----------------------------------
                      2002      2003      2004     2005

                      BEST QUARTER        WORST QUARTER
                         21.10%             (24.11)%
                       (6/30/03)            (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 12.18%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

                                                                       SINCE
                                                          1 YEAR     INCEPTION*
--------------------------------------------------------------------------------
COGNITIVE VALUE FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes                                    5.54%       9.16%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                                       2.62%       8.13%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                                    5.49%       7.71%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/
CITIGROUP VALUE INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)                                       8.36%      11.89%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor's Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison. The Predecessor Fund's benchmark was the S&P SmallCap 600/Barra Value Index, which, effective December 16, 2005, became the S&P SmallCap 600/Citigroup Value Index.

*     Since 5/30/01.

+     Since 5/31/01.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary     431112390    HCLFX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider SMALL CAPITALIZATION STOCKS to be those issued by companies with market capitalizations similar to those in the S&P Small-Cap 600 Index, although the Fund may invest in companies with market capitalizations that fall outside that range.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)          0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                    0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*                        2.00%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.75%
Distribution (12b-1) Fees                                                                    0%
Other Expenses+                                                                           0.58%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.33%
Fee Waivers                                                                               0.10%
   NET EXPENSES++                                                                         1.23%

* Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.23% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 1.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS

Fiduciary Shares                   $125        $411        $718        $1,592

----------
PROSPECTUS
----------
8


HIGHMARK EQUITY FUNDS
CORE EQUITY FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       ---------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Attempts to identify companies with strong earnings growth selling at attractive values
       ---------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to high
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Core Equity Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. companies with capitalization similar to stocks in the Standard & Poor's 500 Composite Index ("S&P 500 Index"). Risk characteristics, such as sector exposure, dividend yield and other descriptors, should be relatively similar to the S&P 500 Index on average, as well. Fund holdings in the portfolio typically range between 60-90 companies.

To choose stocks for the Fund, the portfolio managers focus on common stocks of large-well-established companies that have strong financial characteristics, attractive growth prospects and are attractively valued relative to the market as well as versus other companies in similar businesses. These companies generally exhibit strong profitability and are increasing dividends.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities and generally will tend to keep cash exposure as low as practical to manage the Fund efficiently. The Fund may invest in other types of securities, including bonds, as appropriate, to meet the Fund's objective. Under volatile market conditions or extraordinary cash flow situations, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of those companies with capitalization similar to those in the S&P 500 Index--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the
Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                 -11.63%   -23.59%   27.22%   5.62%   6.25%
                 ------------------------------------------
                  2001      2002     2003     2004    2005

                    BEST QUARTER            WORST QUARTER
                       14.06%                 (18.04)%
                      (6/30/03)               (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 12.74%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX.

                                                                       SINCE
                                            1 YEAR      5 YEARS      INCEPTION*
--------------------------------------------------------------------------------
CORE EQUITY FUND
  Fiduciary Shares 1
--------------------------------------------------------------------------------
    Return Before Taxes                      6.25%      (0.73)%         (2.56)%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                         6.11%      (0.91)%         (2.74)%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                      4.23%      (0.69)%         (2.24)%
--------------------------------------------------------------------------------
S&P 500 INDEX 2 (reflects
  no deduction for fees,
  expenses or taxes)                         4.91%       0.54%          (0.71)%
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 5/31/00.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431112788     HMCFX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
10


HIGHMARK EQUITY FUNDS
CORE EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                            0.49%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.09%
Fee Waivers                                                                               0.14%
   NET EXPENSES+                                                                          0.95%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.95% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.93%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS

Fiduciary Shares                   $97         $332        $586        $1,315

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK FUNDS
ENHANCED GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       --------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common and preferred securities of companies located in the U.S. and abroad
       --------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks companies with superior sales and earnings growth potential
       --------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           High
       --------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
        -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the U.S. and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ 100. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team's experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--rowth securities--may underperform other kinds of investments or the market as a whole.

INDUSTRY/SECTOR RISK: The risk associated with excessive exposure to any one industry or sector. Because the Fund's investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

NEW PUBLIC COMPANY RISK: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK FUNDS
ENHANCED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                   -35.60%    45.95%    8.89%    0.67%
                   -----------------------------------
                    2002       2003     2004     2005

                      BEST QUARTER      WORST QUARTER
                         17.36%           (26.40)%
                       (12/31/02)         (6/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS (1.55)%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE NASDAQ 100 INDEX.

                                                                       SINCE
                                                    1 YEAR           INCEPTION*
--------------------------------------------------------------------------------
ENHANCED GROWTH FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes                               0.67%            (2.32)%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                                  0.67%            (2.38)%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                               0.44%            (1.99)%
--------------------------------------------------------------------------------
NASDAQ 100 INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)                                  1.90%            (1.72)%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The NASDAQ 100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of specialty technology mutual funds (as well as the NASDAQ 100 Index) is used for performance comparison purposes.

*     Since 5/30/01

+     Since 5/31/01.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431112358     HEGFX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.75%
Distribution (12b-1) Fees                                                                    0%
Other Expenses+                                                                           0.50%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.25%
Fee Waivers                                                                               0.10%
   NET EXPENSES++                                                                         1.15%

*     Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.15% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 1.13%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS

Fiduciary Shares                   $117        $386        $676        $1,501

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       -----------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Common stocks of foreign companies
       -----------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Top-down country and stock selection using a multifactor approach
       -----------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       -----------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       -----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund's holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum, and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund's sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion, and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser's stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries, sectors and companies that appear to be the most attractive and underweights those countries, sectors and companies that appear to be the least attractive. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

o Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

o Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

o Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the global stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of foreign blended value/growth companies--will underperform other types of stock investments, such as deep value or deep growth, or the market as a whole.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, et al. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. In the case of Fiduciary Shares, the historical information shown below reflects the Class M Shares (which reflect the historical performance of the Predecessor Fund) adjusted for shareholder servicing fees and expenses applicable to Fiduciary Shares of the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES 1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.36%  9.69%  11.79%  32.30%  -19.45%  -21.66%  -12.85%  43.64%  19.64%  20.32%
--------------------------------------------------------------------------------
1996   1997    1998    1999    2000     2001     2002    2003    2004    2005

                    BEST QUARTER             WORST QUARTER
                       24.33%                  (18.59)%
                     (12/31/99)                (9/30/98)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 14.55%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE MSCI ALL-COUNTRY WORLD EX-U.S. INDEX.

                                                                        SINCE
                                 1 YEAR     5 YEARS      10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes          20.32%       7.14%         7.27%       8.32%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions             19.12%       6.75%         6.09%       5.91%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares          13.77%       5.98%         5.75%       5.94%
--------------------------------------------------------------------------------
MSCI ALL COUNTRY
WORLD EX-U.S.
INDEX 3 (reflects no
  deduction for fees,
  expenses or taxes)             17.11%       6.66%         6.70%         --**
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006. The performance of the Fiduciary Shares has been adjusted to reflect shareholder servicing fees and expenses applicable to the Fund.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes.

* Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

**    Index did not exist.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431112341     HIOFX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*                         2.00%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  0.95%
Distribution (12b-1) Fees                                                                  0%
Other Expenses+                                                                           0.57%
                                                                                          -----
  TOTAL ANNUAL FUND OPERATING EXPENSES++                                                  1.52%

* Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.53% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 1.40%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS

Fiduciary Shares                     $155       $480        $829        $1,813

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation through investments in equity securities; current income is incidental
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       ---------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in companies offering above-average growth potential
       ---------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Long-term investors seeking capital appreciation
       ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Large Cap Growth Fund seeks long-term capital appreciation through investments in equity securities. The production of current income is an incidental objective.

To pursue its primary goal, the Fund invests primarily in the equity securities of LARGE U.S. GROWTH-ORIENTED COMPANIES that the portfolio managers believe are also financially stable. Growth-oriented companies are those whose earnings are growing at a faster rate than the market as a whole, or have the potential to do so.

The portfolio managers attempt to select securities with appreciation possibilities by looking at many factors. These include:

o the company's market position, product line, technological position and prospects for sustained and/or increased earnings.

o     the management capability of the company being considered,

o     the short-term and long-term outlook for the industry being analyzed.

o     changes in economic and political conditions.

The portfolio managers may also analyze the demands of investors for the security relative to its price. Securities may be chosen when the portfolio managers anticipate a development that might have an effect on the value of a security.

In general, the portfolio managers may sell a security if they determine that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. The portfolio managers may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

In addition to those described above, the Fund may invest in other types of securities, including bonds. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the stock market. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses--those of large U.S. growth companies--will underperform other types of stock investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
18


HIGHMARK EQUITY FUNDS
LARGE CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.56%  32.02%  31.76%  22.10%  -24.19%  -35.54%  -21.20%  25.12%  2.46%  11.53%
--------------------------------------------------------------------------------
 1996   1997     1998    1999    2000     2001     2002     2003   2004    2005

                        BEST QUARTER         WORST QUARTER
                           25.97%              (31.39)%
                         (12/31/98)            (3/31/01)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 0.33%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500/CITIGROUP GROWTH INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
  Fiduciary Shares 1
--------------------------------------------------------------------------------
    Return Before Taxes       11.53%     (6.20)%        3.58%          5.32%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions          11.49%     (6.22)%        2.06%          3.78%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        7.54%     (5.16)%        2.71%          4.17%
--------------------------------------------------------------------------------
S&P 500/CITIGROUP
GROWTH INDEX 2 (reflects
  no deduction for fees,
  expenses or taxes)           1.14%     (3.68)%        7.96%            -- **
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The unmanaged S&P 500/Citigroup Growth Index generally reflects the performance of large growth companies in the U.S. stock market.

*     Since 11/18/93.

**    Index did not exist.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431114818     HMGRX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                            0.48%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.08%
Fee Waivers                                                                               0.11%
   NET EXPENSES+                                                                          0.97%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.97% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS

Fiduciary Shares                   $99         $331         $584        $1,306

----------
PROSPECTUS
----------
20


HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                U.S. common stocks
      ----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Attempts to identify undervalued large-capitalization stocks that will appreciate in value

      ----------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Investors seeking capital appreciation potential with higher current income and lower volatility than the average stock fund
      ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Large Cap Value Fund seeks long-term capital appreciation. To pursue this goal, the portfolio managers attempt to position the Fund at the optimal point between excess return and risk, after consideration of trading costs. The portfolio managers utilize a disciplined and systematic quantitative investment process, attempting to identify undervalued stocks of large-capitalization, U.S. companies, favoring those that seem inexpensive compared to their relative level of assets, earnings, momentum, and strength of management. Stocks are evaluated relative to their industry peers; sector weights generally match those of the benchmark. Potentially profitable stocks are purchased in relation to risk and transaction cost posed to the Fund. Securities are evaluated for sale the same way they are for purchase. A sale or purchase of a security will occur only if a candidate has an advantageous combination of expected return, risk characteristics, and estimated round-trip transaction costs. Individual positions are normally pared back if they exceed the benchmark weight by 1.2% or more. Portfolio turnover is expected to be approximately 100% annually.

Under normal circumstances, the Fund will invest at least 80% of its assets in LARGE CAPITALIZATION COMPANIES.

The Fund may invest in convertible bonds and other types of securities in addition to those described above. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of undervalued companies--will underperform other kinds of investments or market averages.

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 15.73%  27.29%  15.12%  1.68%  0.08%  -16.01%  -19.32%   28.12%  18.14%  9.96%
--------------------------------------------------------------------------------
  1996    1997    1998   1999   2000    2001     2002     2003    2004    2005

                        BEST QUARTER         WORST QUARTER
                           16.75%              (19.30)%
                         (6/30/03)             (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 10.62%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 1000 VALUE INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes        9.96%       2.44%        6.89%           11.27%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           9.79%       2.15%        4.89%            8.82%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        6.68%       1.94%        5.03%            8.69%
--------------------------------------------------------------------------------
RUSSELL 1000
VALUE INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           7.05%       5.28%       10.94%           13.58%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the IRA Fund Income Equity Portfolio for the period prior to its consolidation with the HighMark Large Cap Value Fund (formerly the HighMark Income Equity Fund) on 6/23/88.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

*     Since 2/9/84.

+     Since 2/29/84.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431114206     HMIEX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
22


HIGHMARK EQUITY FUNDS
LARGE CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                  0.60%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                            0.49%
                                                                                          ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.09%
Fee Waivers                                                                               0.14%
   NET EXPENSES+                                                                          0.95%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.95% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.93%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS        5 YEARS      10 YEARS

FIDUCIARY SHARES             $97            $332           $586         $1,315



--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider LARGE CAPITALIZATION COMPANIES to be those companies with market capitalization within the range of those companies in the Russell 1000 Index.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       ------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 U.S. common stocks
       ------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in small U.S. companies offering above-average growth potential
       ------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       ------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk tolerant investors seeking long-term capital appreciation
       ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the portfolio managers believe offer above average growth potential.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

In analyzing specific companies for possible investment, the Fund's portfolio managers look for businesses that demonstrate strong increases in earnings per share and continue to strengthen their fundamental capabilities, competitive positions, product and service offerings and customer bases. The portfolio managers initiate investments opportunistically, concentrating the Fund's holdings in companies best positioned for most rapid growth. The portfolio managers utilize a variety of valuation techniques and parameters to determine the risk/reward potential for each company. A company's valuation is always viewed within the context of its underlying growth and fundamental trends. Quarterly earnings expectations and results are carefully monitored, and the Fund's portfolio managers consider whether to sell a particular security when any of the key growth, fundamental or valuation factors materially changes.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest up to 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services.

In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
24


HIGHMARK EQUITY FUNDS
SMALL CAP GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  6.44%    5.58%
                                 ----------------
                                  2004     2005

                        BEST QUARTER         WORST QUARTER
                           16.31%               (8.14)%
                         (12/31/04)            (9/30/04)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS (3.65)%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
                                                       1 YEAR        INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Fiduciary Shares 1
--------------------------------------------------------------------------------
    Return Before Taxes                                 5.58%          16.54%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                                    4.70%          15.95%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                                 4.82%          14.17%
--------------------------------------------------------------------------------
RUSSELL 2000
GROWTH INDEX 2 (reflects
  no deduction for fees,
  expenses or taxes)                                    4.15%          21.50%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The unmanaged Russell 2000 Growth Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with higher price to book ratios and higher forecasted growth values.

*     Since 4/28/03.

+     Since 4/30/03.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431112739     HSRFX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you bought or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*                        2.00%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                        FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                  1.15%
Distribution (12b-1) Fees                                                                 0.00%
Other Expenses                                                                            0.49%
                                                                                          -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.64%
Fee Waiver                                                                                0.12%
   NET EXPENSES+                                                                          1.52%

* Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.52% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 1.50%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                             1 YEAR        3 YEARS        5 YEARS      10 YEARS

Fiduciary Shares              $155          $505           $879         $1,933



--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Growth Index.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
26


HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek long-term capital appreciation
       ----------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Stocks of small U.S. companies
       ----------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
       ----------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Moderate to High
       ----------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
       ----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Value Fund seeks to provide long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of SMALL CAPITALIZATION U.S. companies that the portfolio managers believe are undervalued.

Under normal circumstances, the Fund will invest at least 80% of its assets in SMALL CAPITALIZATION companies.

The Fund's portfolio managers seek companies that they believe are both fundamentally strong and undervalued relative to current market averages and/or the stock's own historic norms. Of these, the portfolio managers favor companies exhibiting positive momentum in their share price or earnings.

In addition to those described above, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the managers may invest more than 20% of the Fund's assets in very short-term debt obligations called money market securities. Such a strategy could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small, undervalued U.S. companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

20.53%      2.07%      1.54%      -1.06%      45.57%      18.95%      5.31%
--------------------------------------------------------------------------------
 1999       2000       2001        2002        2003        2004       2005

                        BEST QUARTER         WORST QUARTER
                           22.21%              (18.70)%
                         (6/30/03)             (9/30/01)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 8.02%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

                                                                       SINCE
                                   1 YEAR          5 YEARS           INCEPTION*
--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Fiduciary Shares 1
--------------------------------------------------------------------------------
    Return Before Taxes             5.31%           12.87%             13.73%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                4.13%           12.12%             12.33%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares             5.05%           11.13%             11.47%
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX 2
  (reflects no deduction for
  fees, expenses or taxes)          4.71%           13.55%             13.42%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The unmanaged Russell 2000 Value Index is generally representative of the performance of those small capitalization U.S. companies in the Russell 2000 Index with lower price to book ratios and lower forecasted growth values.

*     Since 9/17/98.

+     Since 9/30/98.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431112101     HMSCX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
28


HIGHMARK EQUITY FUNDS
SMALL CAP VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*                         2.00%

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                   1.00%
Distribution (12b-1) Fees                                                                  0.00%
Other Expenses                                                                             0.49%
                                                                                           ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.49%
Fee Waivers                                                                                0.12%
   NET EXPENSES+                                                                           1.37%

* Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.37% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 1.35%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS       5 YEARS      10 YEARS

FIDUCIARY SHARES             $139           $458          $801         $1,768

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers generally consider SMALL CAPITALIZATION COMPANIES to be those issued by companies with market capitalizations within the range of those in the Russell 2000 Value Index.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29


HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY

     INVESTMENT GOAL                To seek long-term capital growth; current income is a secondary objective
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               U.S. common stocks
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Seeks undervalued stocks showing signs of improved momentum
     -----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Moderate
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors seeking the potential for a long-term increase in the value of their investment with capital appreciation at potentially lower volatility than the average stock fund
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

The Value Momentum Fund seeks to provide long-term capital growth with a secondary objective of income. To pursue this goal, the Fund invests primarily in U.S. stocks that the portfolio managers believe are undervalued.

The portfolio managers emphasize a value-oriented approach to selecting stocks for the Fund's portfolio. They first identify stocks that they believe are undervalued relative to the market and to the security's historic valuation. The portfolio managers then screen these stocks to eliminate those that demonstrate excessive negative price or earnings momentum. The Fund generally will invest in companies with a MEDIUM TO LARGE MARKET CAPITALIZATION and a majority of them will pay dividends.

In addition to U.S. common stocks, the Fund may invest in other types of securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers may invest more than 35% of the Fund's assets in very short-term bonds called money market securities. In these and other cases, the Fund may not achieve its total return and income objectives.

For a description of the securities the Fund invests in, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of either rising or falling prices. The value of your investment will tend to go up or down in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of mid-size to large undervalued U.S. companies--may underperform other kinds of investments or the market as a whole.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
30


HIGHMARK EQUITY FUNDS
VALUE MOMENTUM FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 25.64%  30.72%  9.72%  12.73%  1.80%   -6.36%   -20.38%  29.75%  14.57%  7.13%
--------------------------------------------------------------------------------
  1996    1997   1998    1999   2000     2001     2002     2003    2004   2005

                        BEST QUARTER         WORST QUARTER
                           18.05%              (18.83)%
                         (12/31/98)            (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 10.64%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes        7.13%       3.50%         9.40%         11.38%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           5.18%       2.02%         7.87%          9.95%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        7.10%       2.61%         7.71%          9.63%
--------------------------------------------------------------------------------
S&P 500 INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           4.91%       0.54%         9.07%         10.82%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the Stepstone Value Momentum Fund for the period prior to its consolidation with the HighMark Value Momentum Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

*     Since 2/1/91.

+     Since 2/28/91.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ----------------------------------
                             Fiduciary    431114677     HMVMX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a MEDIUM MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 400 Mid-Cap Index.

The managers consider companies to have a LARGE MARKET CAPITALIZATION if their capitalization is within the range of those companies in the S&P 500 Index.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                         0%

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
                                                                                         FIDUCIARY
                                                                                          SHARES
Investment Advisory Fees                                                                   0.60%
Distribution (12b-1) Fees                                                                  0.00%
Other Expenses                                                                             0.48%
                                                                                           ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                    1.08%
Fee Waivers                                                                                0.11%
   NET EXPENSES+                                                                           0.97%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.97% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.95%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                              1 YEAR      3 YEARS      5 YEARS        10 YEARS

FIDUCIARY SHARES               $99         $331         $584           $1,306

----------
PROSPECTUS
----------
32


HIGHMARK FIXED-INCOME FUNDS
BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                To seek total return through investments in fixed-income securities
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               U.S. government obligations, corporate debt securities, mortgage and other asset-
                                    backed securities
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Focuses on sectors of the bond market that the portfolio managers believe are undervalued
     -----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Moderate
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors willing to accept the risk of a moderate amount of fluctuation in the value of their investment for the benefit of a higher total return potential
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its income and total return objectives.

The Fund will maintain an average DURATION of between 3 and 6 years, which the managers expect to be within one year of the duration of the Lehman Brothers U.S. Aggregate Bond Index.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation.

o     Expectations for U.S. and global economic growth.

o     Relative yields among securities in various market sectors.

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be prepaid. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              33


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

2.47%   9.20%   8.38%   -1.82%   10.72%   8.07%   7.36%   5.18%   3.88%   1.96%
--------------------------------------------------------------------------------
1996    1997    1998     1999     2000    2001    2002    2003    2004    2005

                      BEST QUARTER         WORST QUARTER
                         4.44%                (2.61)%
                       (9/30/98)             (3/31/96)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.51%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
BOND FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes        1.96%       5.27%         5.47%           7.95%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           0.25%       3.28%         3.26%           5.17%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        1.26%       3.30%         3.29%           5.12%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           2.43%       5.87%         6.16%           8.81%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the IRA Fund Bond Portfolio for the period prior to its consolidation with the HighMark Bond Fund on 6/23/88.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

*     Since 2/15/84.

+     Since 2/29/84.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431114305     HMBDX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, noninvestment grade bonds are typically less sensitive to interest rates than investment grade bonds.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
34


HIGHMARK FIXED-INCOME FUNDS
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Investment Advisory Fees                                                                0.50%
Distribution (12b-1) Fees                                                               0.00%
Other Expenses                                                                          0.49%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 0.99%
Fee Waivers                                                                             0.22%
   NET EXPENSES+                                                                        0.77%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.77% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.75%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                            1 YEAR         3 YEARS       5 YEARS      10 YEARS

FIDUCIARY SHARES             $79            $292          $525         $1,192

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              35


HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek high current income that is exempt from federal income tax and California state personal income tax
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 California municipal securities
       ---------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Invests primarily in investment grade California municipal securities
       ---------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Low to Moderate
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 California residents seeking income exempt from federal income tax and state personal income tax
       ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark California Intermediate Tax-Free Bond Fund seeks high current income that is exempt from federal income tax and State of California personal income tax. To pursue this goal, the Fund invests primarily in INVESTMENT-GRADE MUNICIPAL BONDS and notes that are tax-exempt in California.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from both federal income tax and California personal income tax. This policy is fundamental and cannot be changed without shareholder approval.

Although the Fund will invest primarily in California municipal bonds, it may also invest in MUNICIPAL BONDS from other states, territories and possessions of the United States if the income from these bonds is exempt from U.S. federal income taxes. In addition, the Fund may invest in shares of money market funds and other investment companies that have similar investment objectives.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal or California state taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o Their expectations for the U.S. economy in general and California's economy in particular.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its Share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
36


HIGHMARK FIXED-INCOME FUNDS
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 4.26%   7.49%   6.43%  -0.66%   8.78%   4.97%   8.46%   3.32%   2.31%   0.88%
--------------------------------------------------------------------------------
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                        BEST QUARTER         WORST QUARTER
                           4.51%                (2.08)%
                         (9/30/02)             (6/30/99)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.66%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA
INTERMEDIATE TAX-FREE
BOND FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes        0.88%       3.96%         4.58%           4.48%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           0.73%       3.87%         4.53%           4.44%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        2.08%       3.95%         4.53%           4.45%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           1.72%       5.13%         5.26%           5.28%+
--------------------------------------------------------------------------------

1 Performance data includes the performance of the Stepstone California Intermediate Tax-Free Bond Fund for the period prior to its consolidation with the HighMark California Intermediate Tax-Free Bond Fund on 4/25/97.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged Lehman Brothers 7-Year Municipal Bond Index comprises intermediate-term, investment grade tax-exempt bonds with maturities.

*     Since 10/15/93.

+     Since 10/31/93.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431114644     HMITX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a Fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

INVESTMENT-GRADE BONDS are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              37


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.50%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           0.50%
                                                                                         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.00%
Fee Waivers                                                                              0.48%
   NET EXPENSES+                                                                         0.52%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.52% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.50%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS        5 YEARS        10 YEARS

FIDUCIARY SHARES        $53              $267           $503           $1,178

----------
PROSPECTUS
----------
38


HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                  To seek to provide high current income that is exempt from federal income tax
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                 Municipal securities
       ---------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY    Invests primarily in municipal securities providing an average intermediate maturity
       ---------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY           Low to Moderate
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                 Investors seeking income exempt from federal income tax
       ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark National Intermediate Tax-Free Bond Fund seeks to provide high current income that is exempt from federal income taxes. To pursue this goal, the Fund invests primarily in MUNICIPAL BONDS and notes of states, territories and possessions of the United States that are exempt from federal income tax.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds the income from which is exempt from federal income tax. This policy is fundamental and will not be changed without shareholder approval.

Under normal circumstances, the Fund will invest at least 65% of its assets in municipal securities. This policy is non-fundamental and may be changed without shareholder approval.

Under certain conditions, the Fund may temporarily invest more than 20% of its assets in bonds not exempt from federal income taxes, which would make it more difficult for the Fund to achieve its goals. Investors who may be subject to the alternative minimum tax (AMT) should note that the portfolio managers will invest at least 80% of the Fund's assets in bonds that pay interest exempt from the AMT under normal circumstances.

The Fund expects to maintain an average portfolio maturity of between 3 and 10 years.

In selecting bonds for the Fund's portfolio, the portfolio managers consider factors such as:

o     The potential direction of interest rate changes.

o     Their expectations for the U.S. economy in general.

o     The credit rating and stability of the issuers.

The Fund also may invest in futures and options on futures for the purpose of achieving the Fund's objectives and for adjusting portfolio DURATION. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over the counter, as long as the underlying security, or securities represented by an index are permitted investments of the Fund. The Fund may enter into futures contracts and related options only to the extent that obligations under such contracts or transactions represent not more than 10% of the Fund's assets. In addition, the Fund may invest in Shares of money market funds and other investment companies that have similar investment objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bond before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs and thereby lower its performance.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              39


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.+, 1

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 2.88%   6.45%   5.03%  -1.27%   7.65%   4.69%   7.13%   3.73%   1.91%   1.26%
--------------------------------------------------------------------------------
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                        BEST QUARTER         WORST QUARTER
                           3.49%                (1.94)%
                         (6/30/02)             (6/30/99)

+ THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.88%.

1     See Footnote 1 to average annual returns chart.



--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431112655     HMNTX

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX.

                                                                       SINCE
                              1 YEAR     5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE
TAX-FREE BOND FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes        1.26%       3.72%         3.91%           5.01%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions           1.13%       3.67%         3.89%           4.99%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares        2.41%       3.77%         4.00%           5.04%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
7-YEAR MUNICIPAL
BOND INDEX 3 (reflects
  no deduction for fees,
  expenses or taxes)           1.72%       5.13%         5.26%             --**
--------------------------------------------------------------------------------

1 Performance data includes the performance of a common trust fund for the period prior to its consolidation with the National Intermediate Tax-Free Bond Fund on October 18, 2002. The National Intermediate Tax-Free Bond Fund commenced operations as of October 18, 2002 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of Fiduciary Shares of the Fund includes the performance of the common trust fund for periods prior to the commencement of operations of the Fund as adjusted to reflect the fees and expenses associated with the Fiduciary Shares of the Fund. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to the investment restrictions, limitations, and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered, its returns may have been lower.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged Lehman Brothers 7-Year Municipal Bond Index generally comprises intermediate term, investment grade tax-exempt bonds with maturities between 6 and 8 years.

*     Since 2/17/89.

**    Index did not exist.

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

MUNICIPAL BONDS are issued by states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

INVESTMENT-GRADE BONDS are generally those whose issuers the managers consider to have fairly solid financial health by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
40


HIGHMARK FIXED-INCOME FUNDS
NATIONAL INTERMEDIATE TAX-FREE BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.50%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           0.50%
                                                                                         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  1.00%
Fee Waiver                                                                               0.70%
   NET EXPENSES+                                                                         0.30%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.30% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.28%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS        5 YEARS        10 YEARS

FIDUCIARY SHARES        $31              $243           $479           $1,156

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              41


HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                  To seek total return through investments in fixed-income securities
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS                 U.S. government obligations, corporate debt securities, mortgage and other asset-backed securities
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY    Focuses on sectors of the bond market that the portfolio managers believe are undervalued
     -----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY           Low
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE                 Investors willing to accept the risk of a small amount of fluctuation in the value of their investment for the benefit of a higher total return potential than a money market fund
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Short Term Bond Fund seeks to provide total return through investments in fixed-income securities. To pursue this goal, the Fund invests primarily in bonds which include:

o Debt obligations issued or guaranteed by the U.S. government or its agencies.

o Corporate debt securities issued by U.S. or foreign companies that nationally recognized rating agencies such as Moody's or Standard & Poor's recognize as investment-grade.

o Investment-grade bonds backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities.

o Investment-grade bonds backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities.

Under normal circumstances, the Fund will invest at least 80% of its assets in bonds. The Fund will maintain an average DURATION of between 1 and 3 years.

The Fund may also invest up to 10% of its assets in issues which are rated below BBB but have a minimum rating of B by Moody's and/or S&P at the time of investment.

In addition to these, the Fund may invest in other types of debt securities. In an effort to preserve the value of your investment under volatile market conditions, the portfolio managers also may invest more than 20% of the Fund's assets in very short-term investments called money market securities. Such a defensive strategy could make it more difficult for the Fund to achieve its goals.

The portfolio managers consider several factors when selecting securities for the Fund's portfolio, including:

o     An assessment of the future level of interest rates and inflation.

o     Expectations for U.S. and global economic growth.

o     Relative yields among securities in various market sectors.

o The yield to maturity, quality, liquidity and capital appreciation potential of individual securities.

The Fund managers also consider the current state of a bond's issuer and the possibility that an improvement or deterioration in its financial health may result in, respectively, an upgrade or downgrade of the issuer's credit rating. The portfolio managers may continue to hold a bond that has been downgraded if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the various securities in which the Fund can invest, please see "Other Investment Matters" beginning on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates.

CREDIT RISK: The possibility that a bond issuer cannot make timely interest and principal payments on its bonds. The lower a bond's rating, the greater its credit risk.

PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call"--or repay--higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" beginning on page 85.For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
42


HIGHMARK FIXED-INCOME FUNDS
SHORT TERM BOND FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Fiduciary Shares with a broad measure of market performance. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FOR THE 2005 CALENDAR YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     1.35%
                                    ------
                                     2005

                        BEST QUARTER         WORST QUARTER
                           1.01%                (0.29)%
                         (6/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.04%.



--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

One of the most significant factors affecting the performance of a bond fund is the rise and fall of interest rates. When interest rates rise, a bond's value generally declines. When interest rates fall, its value generally increases. As a result, the greater a fund's exposure to interest rates, the greater its risk and return potential.

DURATION is an indication of how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally speaking, the longer a fund's duration, the more dramatically it will react to interest rate fluctuations and the greater its long-term risk/return potential. Due to their high yields, non-investment grade bonds are typically less sensitive to interest rates than investment grade bonds.

--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT BOND INDEX.

--------------------------------------------------------------------------------

                                                                       SINCE
                                                        1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
SHORT TERM BOND FUND
  Fiduciary Shares 1
--------------------------------------------------------------------------------
    Return Before Taxes                                  1.35%           1.03%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions                                     0.30%           0.00%
--------------------------------------------------------------------------------
    Return After Taxes
    on Distributions and
    Sale of Fund Shares                                  0.87%           0.29%
--------------------------------------------------------------------------------
LEHMAN BROTHERS
1-3 YEAR U.S. GOVERNMENT/
CREDIT BOND INDEX (reflects
  no deduction for fees,
  expenses or taxes)                                     1.76%           1.85%+
--------------------------------------------------------------------------------

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

2 The unmanaged Lehman Brothers 1-3 Year U.S. Government/Credit Bond Index includes securities in the Government and Credit Indicies. The Government Index includes treasuries (i.e. public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e. publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

*     Since 11/2/04.

+     Since 11/30/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431112549     HMSFX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              43


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

--------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.40%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           0.57%
                                                                                         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  0.97%
Fee Waivers                                                                              0.29%
   NET EXPENSES+                                                                         0.68%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.68% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares: 0.65%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that you redeem all of your Shares at the end of these periods, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:


                          1 YEAR        3 YEARS        5 YEARS        10 YEARS

FIDUCIARY SHARES           $69           $278           $506           $1,161

----------
PROSPECTUS
----------
44


HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                Primarily to seek income and secondarily to seek capital appreciation
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS               HighMark and other fixed income and equity funds that invest in investment grade bonds as well as U.S. and/or foreign equity securities
       ---------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation of 70% fixed income securities and 30% equity securities
       ---------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY         Low
       ---------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE               Investors seeking conservative, professionally managed asset allocation with an income focus using primarily fixed income securities
       ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Income Plus Allocation Fund primarily seeks income and secondarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 60% and 80% of its assets in fixed income securities, and between 20% and 40% of its assets in equity securities. The Fund's strategic allocation target is 70% fixed income securities and 30% equity securities.

The Fund is the most conservative of the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              45


--------------------------------------------------------------------------------
a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Fiduciary Shares with a broad measure of market performance. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES 1 FOR THE 2005 CALENDAR YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     3.39%
                                    ------
                                     2005

                        BEST QUARTER         WORST QUARTER
                           1.79%                (0.69)%
                         (6/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 4.25%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
46


HIGHMARK ASSET ALLOCATION PORTFOLIOS
INCOME PLUS ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                       SINCE
                                                        1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
INCOME PLUS ALLOCATION FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes                                  3.39%           4.91%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                        2.77%           4.28%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                                  2.20%           3.82%
--------------------------------------------------------------------------------
S&P 500 INDEX 3
(reflects no deduction for
fees, expenses or taxes)                                 4.91%          10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 4 (reflects no
deduction for fees,
expenses or taxes)                                       2.43%           2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 5
(reflects no deduction for
fees, expenses or taxes)                                 3.00%           2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 6 (reflects
no deduction for fees,
expenses or taxes)                                       3.28%           4.86%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares' fees and expenses. With those adjustments, performance would be higher than that shown.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

4 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

5 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

6 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 30% S&P 500 Index, 65% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431112333     N/A

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              47


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                 0.20%
Distribution (12b-1) Fees                                                                   0%
Other Expenses+                                                                          0.93%
Acquired Fund Fees and Expenses++                                                        1.14%
                                                                                         ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                  2.27%
Fee Waivers                                                                              1.07%
   NET EXPENSES+++                                                                       1.20%

*     Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.20% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Fiduciary Shares: 1.15%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS        5 YEARS        10 YEARS

FIDUCIARY SHARES        $122             $599          $1,110          $2,515

----------
PROSPECTUS
----------
48


HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                To seek capital appreciation and income
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
      ----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 60%
                                     equity securities and 40% fixed income securities
      ----------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Low to Moderate
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a balanced focus using both equity and fixed income securities
      ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Growth & Income Allocation Fund seeks capital appreciation and income. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 50% and 70% of its assets in equity securities and between 30% and 50% of its assets in fixed income securities. The Fund's strategic allocation target is 60% equity securities and 40% fixed income securities.

HighMark Growth & Income Allocation Fund is a balanced option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may allocate to other HighMark funds and equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              49


--------------------------------------------------------------------------------
interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case if both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Fiduciary Shares with a broad measure of performance. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES 1 FOR THE 2005 CALENDAR YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                     5.37%
                                    ------
                                     2005

                        BEST QUARTER         WORST QUARTER
                           2.60%                (0.55)%
                         (9/30/05)             (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 5.68%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
50


HIGHMARK ASSET ALLOCATION PORTFOLIOS
GROWTH & INCOME ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                       SINCE
                                                        1 YEAR       INCEPTION*
--------------------------------------------------------------------------------
GROWTH & INCOME
ALLOCATION FUND 1
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes                                  5.37%           8.70%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                        4.95%           8.23%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                                  3.54%           7.15%
--------------------------------------------------------------------------------
S&P 500 INDEX 3
(reflects no deduction for
fees, expenses or taxes)                                 4.91%          10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 4 (reflects no
deduction for fees,
expenses or taxes)                                       2.43%           2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 5
(reflects no deduction for
fees, expenses or taxes)                                 3.00%           2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 6 (reflects
no deduction for fees,
expenses or taxes)                                       4.03%           7.49%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares' fees and expenses. With those adjustments, performance would be higher than that shown.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

4 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

5 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

6 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 60% S&P 500 Index, 35% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Fiduciary    431112325     N/A

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              51


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Investment Advisory Fees                                                                0.20%
Distribution (12b-1) Fees                                                                0%
Other Expenses+                                                                         0.55%
Acquired Fund Fees and Expenses++                                                       1.26%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 2.01%
Fee Waivers                                                                             0.76%
   NET EXPENSES+++                                                                      1.25%

*     Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.25% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Fiduciary Shares: 1.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                  1 YEAR      3 YEARS     5 YEARS     10 YEARS

FIDUCIARY SHARES                   $127        $552        $1,007      $2,271

----------
PROSPECTUS
----------
52


HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                Primarily to seek capital appreciation
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS               HighMark and other equity and fixed income funds that invest in U.S. and/or foreign equity securities as well as investment grade bonds
      ----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 80%
                                     equity securities and 20% fixed income securities
      ----------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY         Moderate to High
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a growth-oriented focus using primarily equity securities
      ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Capital Growth Allocation Fund primarily seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 70% and 90% of its assets in equity securities and between 10% and 30% of its assets in fixed income securities. The Fund's strategic allocation target is 80% equity securities and 20% fixed income securities.

The Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity and fixed income investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              53


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the
Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below give some indication of the risks of an investment in the Fund by comparing the performance of the Fund's Fiduciary Shares with a broad measure of market performance. In the case of Fiduciary Shares, the historical performance information shown below reflects the performance of the Class A Shares but does not reflect the impact of sales charges. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES 1 FOR THE 2005 CALENDAR YEAR.*

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                      6.18%
                                     ------
                                      2005

                        BEST QUARTER         WORST QUARTER
                            3.41%               (0.76)%
                          (9/30/05)            (3/31/05)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 6.89%.

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
54


HIGHMARK ASSET ALLOCATION PORTFOLIOS
CAPITAL GROWTH ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P 500 INDEX, THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, THE CITIGROUP BOND 3-MONTH TREASURY BILL INDEX AND A BLENDED INDEX.

                                                                       SINCE
                                                 1 YEAR              INCEPTION*
--------------------------------------------------------------------------------
CAPITAL GROWTH
ALLOCATION FUND 1
--------------------------------------------------------------------------------
  Fiduciary Shares 2
--------------------------------------------------------------------------------
    Return Before Taxes                           6.18%                10.81%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions                                 5.98%                10.56%
--------------------------------------------------------------------------------
    Return After Taxes on
    Distributions and
    Sale of Fund Shares                           4.09%                 9.09%
--------------------------------------------------------------------------------
S&P 500 INDEX 3
(reflects no deduction for
fees, expenses or taxes)                          4.91%                10.93%+
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
BOND INDEX 4 (reflects no
deduction for fees,
expenses or taxes)                                2.43%                 2.18%+
--------------------------------------------------------------------------------
CITIGROUP BOND 3-MONTH
TREASURY BILL INDEX 5
(reflects no deduction for
fees, expenses or taxes)                          3.00%                 2.84%+
--------------------------------------------------------------------------------
BLENDED INDEX 6 (reflects
no deduction for fees,
expenses or taxes)                                4.50%                 9.23%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of Class A Shares of the Fund. Class A Shares of the Fund, which were first offered 10/12/04, are not offered in this prospectus; however, because they are invested in the same portfolio of securities as the offered shares, the annual returns for the classes would be substantially similar. The performance of the Class A Shares has been adjusted because Class A Shares bear a sales charge while Fiduciary Shares do not bear a sales charge; however, the performance shown does not reflect Fiduciary Shares' fees and expenses. With those adjustments, performance would be higher than that shown.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for C Shares will vary.

3 The unmanaged S&P 500 Index generally reflects the performance of large companies in the U.S. stock market.

4 The unmanaged Lehman Brothers U.S. Aggregate Bond Index is generally representative of the bond market as a whole.

5 The unmanaged Citigroup Bond 3-Month Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Index consists of the last three three-month Treasury bill issues.

6 The blended benchmark, administered by the sub-administrator, SEI Investments Global Funds Services, is 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Bond Index and 5% Citigroup Bond 3-Month Treasury Bill Index.

*     Since 10/12/04.

+     Since 10/31/04.

--------------------------------------------------------------------------------
[QUOTES GRAPHIC OMITTED] FUND
                         INFORMATION

                         CLASS        CUSIP        TICKER
                         ----------------------------------
                         Fiduciary    431112283    N/A

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              55


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Investment Advisory Fees                                                                0.20%
Distribution (12b-1) Fees                                                                  0%
Other Expenses+                                                                         0.55%
Acquired Fund Fees and Expenses++                                                       1.33%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 2.08%
Fee Waivers                                                                             0.73%
   NET EXPENSES+++                                                                      1.35%

*     Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.35% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Fiduciary Shares: 1.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                             1 YEAR       3 YEARS        5 YEARS        10 YEARS

FIDUCIARY SHARES              $137          $576          $1,046         $2,347

----------
PROSPECTUS
----------
56


HIGHMARK ASSET ALLOCATION PORTFOLIOS
DIVERSIFIED EQUITY ALLOCATION FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
     INVESTMENT GOAL                To seek capital appreciation
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTMENT FOCUS               HighMark and other equity funds that invest in U.S. and/or foreign equity securities
     -----------------------------------------------------------------------------------------------------------------------------
     PRINCIPAL INVESTMENT STRATEGY  Invests in a diversified portfolio of mutual funds with a strategic allocation target of 100%
                                    equity securities in both U.S. and non-U.S. markets
      ----------------------------------------------------------------------------------------------------------------------------
     SHARE PRICE VOLATILITY         Moderate to High
     -----------------------------------------------------------------------------------------------------------------------------
     INVESTOR PROFILE               Investors seeking professionally managed asset allocation with a capital growth-oriented focus using primarily equity securities
     -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Diversified Equity Allocation Fund seeks capital appreciation. To pursue this goal, the Fund, under normal circumstances, will invest, either directly or through its investments in underlying funds, between 95% and 100% of its assets in equity securities and up to 5% of its assets in cash equivalent or short-term fixed income securities. The Fund's strategic allocation target is 100% equity securities in both the U.S. and non-U.S. markets.

HighMark Diversified Equity Allocation Fund is a growth-oriented option within the Asset Allocation Portfolio series. The Asset Allocation Portfolios seek to add value over the long-term through a combination of top-down tactical asset allocation and bottom-up security selection. The mix of equity investments for the Fund will vary depending on the portfolio managers' outlook on the expected return and risk of each selected investment. The portfolio managers determine the percentage of assets that will be invested in various securities and funds, as well as market sectors, using a fund-of-funds approach. Such decisions are based on a tactical fundamental investment outlook with a time horizon of 12-18 months.

The Asset Allocation Portfolios' investment discipline emphasizes valuation, economic conditions, interest rates, and other market factors such as investor sentiment and currency influences. Asset allocation exposures are determined by a disciplined portfolio management system that balances expected return and risks.

The Fund may invest in other HighMark funds and in equity and fixed income funds that are not affiliated with HighMark Funds. For more information about the percentage of its assets that the Fund may allocate to other HighMark funds and other investments, please see "Other Investment Matters."

The Fund may invest directly in equity securities (including but not limited to real estate investment trust securities), fixed income securities (including but not limited to high-yield securities and U.S. government securities), derivatives (including but not limited to futures, forwards and options), cash and cash equivalents. In addition, the Fund may invest in exchange traded funds.

For a more complete description of the underlying HighMark funds and of the securities in which the underlying HighMark funds may invest, please see "Other Investment Matters" on page 78.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INVESTING IN MUTUAL FUNDS RISK: The Fund's investments are primarily concentrated in the underlying funds, so a substantial portion of the Fund's investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with the underlying funds in which the Fund may invest and the types of investments made by those underlying funds. You could lose money by investing in the Fund if there is a decline in the value of the underlying funds' holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the Fund's allocations among the underlying funds change, or to the extent that the expense ratios of the underlying funds change, the weighted average operating expenses borne by the Fund may increase or decrease. Investing in a fund of funds, like the Fund, entails higher expenses than if you invested in the underlying fund directly.

EQUITY RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in equity securities, and may also invest directly in such securities. Equity securities are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              57


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
unrelated to the issuers' value, and such fluctuations can be pronounced. Equity securities may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments. Equity securities issued by smaller capitalization companies are also subject to additional risks. Many small companies have limited track records and may also have limited product lines, markets or financial resources. Compared with larger companies, they may be more vulnerable to adverse business or economic developments, and their stocks tend to be less liquid and more volatile.

FIXED INCOME RISK: The Fund invests a portion of its assets in underlying funds that invest primarily in fixed income securities, and may also invest directly in such securities. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and call risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In the case of both prepayments and calls, the Fund is usually forced to reinvest the proceeds in a security with a lower yield.

FOREIGN SECURITIES AND CURRENCY RISKS: The Fund may invest in underlying funds that invest in securities issued by foreign issuers and may also invest directly in such securities. Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

The Fund and the underlying funds may trade securities actively, which could increase its transaction costs, thereby lowering return, and could also increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 85. For more information about additional risks to which the
Fund may be subject, please see page 79.
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had less than a full calendar year of performance as of the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------
[POUND GRAPHIC OMITTED] FUND
                        INFORMATION

                        CLASS        CUSIP         TICKER
                        -----------------------------------
                        Fiduciary    431112317     N/A

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
58


HIGHMARK ASSET ALLOCATION PORTFOLIOS
DIVERSIFIED EQUITY ALLOCATION FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                       SHARES
Investment Advisory Fees                                                                0.20%
Distribution (12b-1) Fees                                                                  0%
Other Expenses+                                                                         0.53%
Acquired Fund Fees and Expenses++                                                       1.38%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 2.11%
Fee Waivers                                                                             0.71%
   NET EXPENSES+++                                                                      1.40%

*     Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ Expenses are estimated based on the current permissible allocations of fund assets in the underlying funds.

+++ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.40% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses, including underlying fund expenses, are expected to be as follows:

            Fiduciary Shares: 1.35%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR       3 YEARS       5 YEARS      10 YEARS

FIDUCIARY SHARES            $143          $587         $1,063       $2,380

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                                                                      PROSPECTUS
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                                                                              59


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SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark Equity or Fixed Income Fund that they purchased prior to June 20, 1994 within an account registered in their name with the Funds;

      o Current and retired trustees of the HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.

FOR THE ACTUAL PAST EXPENSES OF THE FIDUCIARY SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A, CLASS B AND CLASS C SHARES (COLLECTIVELY RETAIL SHARES) . EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OR UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND ALSO OFFER CLASS M SHARES. CLASS M SHARES ARE AVAILABLE ONLY TO CLIENTS OF BAILARD, INC., EMPLOYEES AND OFFICERS OF BAILARD, INC. AND THEIR FAMILIES AND FRIENDS AND INVESTORS WHO AT THE TIME OF THE PROPOSED PURCHASE ARE EXISTING CLASS M SHAREHOLDERS OF A FUND. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. A Fund may make payments under HighMark Funds' shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

REVENUE SHARING PAYMENTS. HighMark Capital Management, Inc. makes revenue sharing payments, out of its own assets, to financial firms for the sale of Shares of the Asset Allocation Portfolios and/or the maintenance of share balances. These payments are made at an annual rate of up to 0.50% of the average daily net assets of the Asset Allocation Portfolios for purchases made prior to or on October 31, 2006, and at an annual rate of up to 0.25% of the average daily net assets of the Asset Allocation Portfolios for purchases made after October 31, 2006. These payments may be passed on to your financial adviser at the discretion of his or her financial firm. These payments may create an incentive for the financial

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60


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adviser or his or her financial firm to recommend or offer shares of the Asset
Allocation Portfolios over other investment alternatives.

As of July 31, 2006, the financial firms that were receiving additional payments from HighMark Capital Management, Inc. for distribution of the Asset Allocation Portfolios include (but are not necessarily limited to) the following:

ADP Clearing & Outsourcing Services     Linsco Private Ledger
Ameritrade, Inc.                        Morgan Keegan
Bearstearns Security Corp.              Morgan Stanley Dean Witter
Brookstreet Securities Corp.            Mutual Service Corp.
Capital Financial Services Inc.         National Financial Services
Centaurus Financial Inc.                National Investor Services Co.
Commonwealth Financial Network          National Securities Corp.
Crowell Weedon & Co.                    Nationwide Planning Assoc. Inc.
Crown Capital Securities, L.P.          Next Financial Group Inc.
E*Trade                                 Oppenheimer & Co. Inc.
Eplanning                               Pershing LLC
First Allied Securities Inc.            Prime Vest Financial Services
First Clearing LLC                      QA3 Financial Corp.
Foothill Securities Inc.                Questar Capital Corporation
Fortune Financial Service Inc.          Securities America
Geneos Wealth Management Inc.           Securities Services Network Inc.
Gunnallen Financial                     Stifel Nicolaus & Co. Inc.
H&R Block Financial Advisors, Inc.      United Planners Financial
H Beck Inc.                             United Securities Alliance Inc.
Harvest Capital LLC                     Wedbush Morgan Securities
Investacorp Inc.                        Wells Fargo Investments LLC
Investors Capital Corp.                 Western International Securities
J W Cole Financial Inc.                 WRP Investments Inc.
Janney Montgomery Scott                 XCU Capital Corporation, Inc.
Jefferson Pilot Securities Corp.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares;
(5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund's sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

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                                                                      PROSPECTUS
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                                                                              61


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OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of the HighMark Funds are as follows:

      o     INITIAL PURCHASE:       $1,000 for each Fund

                                    $100 for each Fund for
                                    Automatic Investment Plan

      o     ADDITIONAL PURCHASES:   $100 for each Fund

                                    $100 monthly minimum per
                                    Fund for Automatic Investment
                                    Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS' ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

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62


HIGHMARK FUNDS
--------------------------------------------------------------------------------

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND: The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Invest in the same Share class in the new HighMark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging. You may also exchange your Fiduciary Shares of a Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      /  Total number of the Fund's Shares outstanding in the class

      =  The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Equity and Fixed-Income Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the

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                                                                              63


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current market price of the Fund's securities. If that is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the "Committee") meeting be called.

The sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the adviser or the sub-adviser of any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub- administrator will only notify the adviser or sub-adviser of a Fund that holds securities from that region. If an applicable trigger point is exceeded, the sub-administrator shall request that a Committee meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval"--representing the correlation between the price of a specific foreign security and movements in the U.S. market--before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds' investments, see the SAI.

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, the amount of your proceeds are based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Equity and Fixed-Income Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" table for HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund, such Funds impose a 2% redemption fee on the proceeds of Fiduciary Shares redeemed 30 days or less after their purchase. HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund, also impose an exchange fee on Fiduciary Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

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The redemption or exchange fee is not imposed on transactions by the HighMark
Asset Allocation Portfolios. The redemption or exchange fee is also not imposed on shares of a Fund held in omnibus accounts for which the applicable financial intermediary is not (i) providing HighMark Funds with the information necessary for HighMark Funds to assess the redemption or exchange fee or (ii) assessing the redemption or exchange fee on behalf of HighMark Funds. For all accounts, the redemption or exchange fee is not imposed on:

o shares redeemed due to death, disability or a qualified domestic relations order;

o     shares redeemed pursuant to systematic withdrawal programs;

o transactions involving shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

o     shares purchased through reinvested distributions;

o shares redeemed or exchanged due to plan or Fund terminations or restructurings;

o shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

o shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

o     shares converted to another class of shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

o     shares redeemed in payment of plan/account fees;

o shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

o     shares redeemed for loans and hardship withdrawals;

o     shares redeemed due to forfeiture of assets; and

o shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although HighMark Cognitive Value Fund, HighMark International Opportunities Fund, HighMark Small Cap Growth Fund and HighMark Small Cap Value Fund do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds' Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS AND
DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the HighMark Equity Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. Each of the HighMark Fixed-Income Funds may declare and pay monthly dividends separately for each class of Shares from any net tax-exempt income and/or net taxable investment income. Each of the Asset Allocation Portfolios may declare and pay dividends from net investment income quarterly. The Funds distribute any net capital gains and ordinary income they have realized at least once a year. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

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We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Fixed-Income Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund). Distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. An Asset Allocation Portfolio will not be able to offset gains realized by one fund in which it invests against losses realized by another fund in which it invests, until it disposes of shares of the fund that realized such losses. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF HIGHMARK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND NATIONAL INTERMEDIATE TAX-FREE BOND FUND: Distributions from the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund that are properly designated as "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions that are properly designated as exempt-interest dividends may be subject to state and local taxes, although distributions derived by the California Intermediate Tax-Free Bond Fund from interest on obligations that, if held by an individual, would pay interest exempt from

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California taxation will be exempt from California personal income tax. The
Funds' portfolio managers expect that virtually all of the income the California Intermediate Tax-Free Bond Fund generates will be exempt from federal and California state personal income taxes, and virtually all of the income the National Intermediate Tax-Free Bond Fund generates will be exempt from federal personal income taxes. Distributions of the California Intermediate Tax-Free Bond Fund's and the National Intermediate Tax-Free Bond Fund's income that do not constitute exempt-interest dividends generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in these Funds may have on the federal taxation of such benefits. In addition, some of the income from these Funds may be included in the computation of federal and state alternative minimum tax, for both individual and corporate shareholders.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. Under normal circumstances, the International Opportunities Fund will be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If the International Opportunities Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. If the Enhanced Growth Fund is eligible to elect to "pass through" to its shareholders foreign income taxes that it pays (which eligibility is generally determined by the Fund's level of foreign investment) and so elects, a shareholder will be required to include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in the other Funds will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).


* There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund account(s).

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

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o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

                                                                        % OF
FUND                                                                 NET ASSETS

Balanced Fund                                                          0.58%
Core Equity Fund                                                       0.59%
Large Cap Growth Fund                                                  0.57%*
Large Cap Value Fund                                                   0.60%*
Small Cap Growth Fund                                                  1.13%*
Small Cap Value Fund                                                   0.98%*
Value Momentum Fund                                                    0.60%
Bond Fund                                                              0.48%
California Intermediate Tax-Free Bond Fund                             0.25%
National Intermediate Tax-Free Bond Fund                               0.03%
Short Term Bond Fund                                                   0.37%
Income Plus Allocation Fund                                            0.33%
Growth & Income Allocation Fund                                        0.33%
Capital Growth Allocation Fund                                         0.34%

*     A portion of the management fee is used to pay the Fund's sub-adviser.

For its advisory services to the Cognitive Value Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million and 0.70% of such net assets over $500 million. For its advisory services to the Enhanced Growth Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million, 0.70% of such net assets greater than $500 million and not in excess of $1 billion and 0.65% of such net assets over $1 billion. For its advisory services to the International Opportunities Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.95% of the Fund's average daily net assets not in excess of $250 million, 0.90% of such net assets greater than $250 million and not in excess of $500 million, 0.85% of such net assets greater than $500 million and not in excess of $1 billion and 0.80% of such net assets over $1 billion. A portion of the management fees is used to pay the Funds' sub-adviser.

For its advisory services to the Diversified Equity Allocation Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.20% of the Fund's average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds with respect to the Funds other than the Diversified Equity Allocation Fund is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006. A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds with respect TO the Diversified Equity Allocation Fund will be available in HighMark Funds' Semi-Annual Report to shareholders dated January 31, 2007.

SUB-ADVISERS

LARGE CAP GROWTH FUND. Waddell & Reed Investment Management Company ("WRIMCO") serves as the sub-adviser to the Large Cap Growth Fund. Under an investment sub-advisory agreement between WRIMCO and HighMark Capital Management, WRIMCO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

WRIMCO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Kansas corporation. WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. a Delaware corporation, which, in turn, is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc. a Missouri corporation. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed

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Financial, Inc. ("Waddell & Reed"), a Delaware corporation and publicly held company. As of September 30, 2006, WRIMCO managed approximately $33.1 billion in assets.

LARGE CAP VALUE FUND. Aronson+Johnson+Ortiz, LP ("AJO") serves as the sub-adviser to the Large Cap Value Fund. Under an investment sub-advisory agreement between AJO and HighMark Capital Management, AJO makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

AJO is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Delaware limited partnership. As of September 30, 2006, AJO managed approximately $26.2 billion in assets.

SMALL CAP GROWTH FUND. Trusco Capital Management, Inc. ("Trusco") serves as the sub-adviser to the Small Cap Growth Fund. Under an investment sub-advisory agreement between Trusco and HighMark Capital Management, Trusco makes day-to-day investment decisions regarding the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

Trusco is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a Georgia corporation. As of September 30, 2006, Trusco managed over $73.9 billion in assets.

SMALL CAP VALUE FUND. LSV Asset Management ("LSV") serves as sub-adviser to the Small Cap Value Fund. Under an investment sub-advisory agreement between LSV and HighMark Capital Management, LSV makes day-to-day investment decisions for the Fund, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds.

LSV is a registered investment adviser under the Investment Company Act of 1940 and is organized as a Delaware partnership. The general partners of LSV have developed quantitative value analysis methodology and software, which has been used to manage assets over the past 12 years. As of September 30, 2006, LSV had approximately $64.3 billion in assets under management.

COGNITIVE VALUE FUND, ENHANCED GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND. Bailard, Inc. ("Bailard") serves as the sub-adviser to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund's Predecessor Fund.

Bailard is a registered investment adviser under the Investment Advisers Act of 1940 and is organized as a California corporation. As of September 30, 2006, Bailard had approximately $1.8 billion in assets under management.

OTHER ARRANGEMENTS

HighMark Funds and HighMark Capital Management have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management will, subject to supervision and approval of HighMark Funds' Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds and HighMark Capital Management will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund.

HighMark Funds and HighMark Capital Management, Inc. have applied for an exemptive order from the Securities and Exchange Commission granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the Asset Allocation Portfolios will be permitted to invest in funds that are not part of the same group of investment companies beyond the limits on such investments set forth under the Investment Company Act of 1940 and stocks, bonds, futures, options, government securities of all kinds (including inflation-linked securities) and any other securities and other instruments that are consistent with such Fund's investment objectives. An Asset Allocation Portfolio will therefore have the right to invest in other funds

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beyond the limits in the Investment Company Act of 1940 at the same time that it invests in mutual funds within the HighMark Funds family and other securities and instruments. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the Securities and Exchange Commission.

In addition to the asset based sub-advisory fee that it pays to Bailard, HighMark Capital Management has agreed to make certain periodic payments, out of its own resources, to Bailard. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund held by Bailard's clients. Clients of Bailard pay investment advisory fees to Bailard in connection with the management of the clients' assets, a portion of which may be invested in one or more of HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund. Bailard has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to Bailard or indirectly through Bailard's management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client's account with Bailard. As a result, the direct fee that Bailard receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management) that such clients indirectly incur as shareholders of such Funds. The additional payments by HighMark Capital Management are intended to allow Bailard to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and Bailard. These periodic payments, which are solely the obligation of HighMark Capital Management, are separate from and in addition to the sub-advisory fees paid to Bailard described above. From April 3, 2006 through July 31, 2006, HighMark Capital Management made payments of this type to Bailard totaling approximately $565,000.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              71


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

The table below tells you which portfolio managers are responsible for making the day-to-day investment decisions for each Fund. The professional biographies of the portfolio managers follow the table. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

FUND                                                         PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------------------
HighMark Balanced Fund                                       David J. Goerz III, Kenneth Wemer, George Rokas,
                                                             E. Jack Montgomery(1)
HighMark Cognitive Value Fund                                Thomas J. Mudge
HighMark Core Equity Fund                                    David J. Goerz III, Richard Rocke(2)
HighMark Enhanced Growth Fund                                Sonya Thadhani
HighMark International Opportunities Fund                    Peter M. Hill, Anthony Craddock, Eric P. Leve, Christopher
                                                             Luckett(3)
HighMark Large Cap Growth Fund                               Daniel Becker, Philip Sanders(2)
HighMark Large Cap Value Fund                                Theodore R. Aronson, Kevin M. Johnson, Gina Marie N. Moore,
                                                             Martha E Ortiz(4)
HighMark Small Cap Growth Fund                               James P. Foster and Stuart F. Van Arsdale(2)
HighMark Small Cap Value Fund                                Josef Lakonishok, Robert W. Vishny, Menno Vermeulen,
                                                             Puneet Mansharamani(5)
HighMark Value Momentum Fund                                 Richard Earnest, Keith Stribling, Todd Lowenstein(2)
HighMark Bond Fund                                           E. Jack Montgomery, Gregory Lugosi(6)
HighMark California Intermediate Tax-Free Bond Fund          Robert Bigelow, Raymond Mow(7)
HighMark National Intermediate Tax-Free Bond Fund            Robert Bigelow, Raymond Mow(7)
HighMark Short Term Bond Fund                                E. Jack Montgomery, Gregory Lugosi(6)
HighMark Income Plus Allocation Fund                         David J. Goerz III
HighMark Growth & Income Allocation Fund                     David J. Goerz III
HighMark Capital Growth Allocation Fund                      David J. Goerz III
HighMark Diversified Equity Allocation Fund                  David J. Goerz III

(1) Mr. Goerz is responsible for asset allocation decisions; Mr. Wemer is responsible for sector allocation and security selection within the equity portion of the Fund's portfolio and Mr. Rokas provides day-to-day support to Mr. Wemer in the management of the equity portion of the Fund; Mr. Montgomery is responsible for the management of the fixed income portion of the Fund's portfolio.

(2)   Co-managers.

(3) The Fund is managed by a team of portfolio managers, of which Mr. Hill is the lead manager.

(4)   The portfolio managers share supervision of the Fund.

(5) All investment decisions are made according to a quantitative model and implemented by the team of Messrs. Lakonishok, Vishny, Vermeulen and Mansharamani.

(6) Mr. Montgomery is the lead manager and is responsible for duration policy, sector allocation and security selection; Mr. Lugosi is responsible for trade execution.

(7)   Mr. Bigelow is the lead manager. Mr. Mow is the back-up portfolio manager.

----------
PROSPECTUS
----------
72


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER        LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Theodore R. Aronson      HighMark Large Cap Value Fund since 2003.              Managing Principal of ARONSON+ JOHNSON+ORTIZ
                                                                                since 1984.
----------------------------------------------------------------------------------------------------------------------------
Daniel Becker            HighMark Large Cap Growth Fund since 2001.             Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company
                                                                                and its predecessors since 1989.
----------------------------------------------------------------------------------------------------------------------------
Robert Bigelow           HighMark California Intermediate Tax-Free              Vice President and Director of Municipal
                         Bond Fund since 1994;                                  Securities of HighMark Capital Management,
                         HighMark National Intermediate Tax-Free                Inc.; associated with HighMark Capital
                         Bond Fund since 1996.*                                 Management and its predecessors since 1994.
----------------------------------------------------------------------------------------------------------------------------
Anthony Craddock         HighMark International Opportunities                   Senior Vice President of Bailard, Inc.;
                         Fund since 2006.                                       employee of Bailard since 1997.
----------------------------------------------------------------------------------------------------------------------------
Richard Earnest          HighMark Value Momentum Fund since 1991.**             Senior Vice President and Director of Value
                                                                                Momentum for HighMark Capital Management,
                                                                                Inc.; associated with HighMark Capital
                                                                                Management and its predecessors since 1964.
----------------------------------------------------------------------------------------------------------------------------
James P. Foster          HighMark Small Cap Growth Fund since 2006.             Portfolio Manager and Managing Director of
                                                                                Trusco Capital Management, Inc.; employee of
                                                                                Trusco since 1988.
----------------------------------------------------------------------------------------------------------------------------
David J. Goerz III       HighMark Balanced Fund since 2005;                     Senior Vice President, Chief Investment
                         HighMark Core Equity Fund since 2005;                  Officer and Portfolio Manager of HighMark
                         HighMark Income Plus Allocation Fund since 2004;       Capital Management, Inc. since 2006; Senior
                         HighMark Growth & Income Plus Allocation Fund          Vice President, Chief Investment Officer -
                         since 2004;                                            Equity and Portfolio Manager of HighMark
                         HighMark Capital Growth Allocation Fund                Capital Management, Inc. from 2003 to 2005;
                         since 2004;                                            Chief Investment Officer of Morningstar
                         HighMark Diversified Equity Allocation Fund            Associates from 2002 to 2003; Vice President
                         since 2006.                                            and Global Asset Allocation Research and
                                                                                Portfolio Manager for Wellington Management
                                                                                Company from 1995-2002.
----------------------------------------------------------------------------------------------------------------------------
Peter M. Hill            HighMark International Opportunities Fund              Chief Investment Officer of Bailard, Inc.
                         since 2006.                                            since 1996, overseeing the management of
                                                                                Bailard International Equity Fund, the
                                                                                Fund's Predecessor Fund, along with the
                                                                                other investment products managed by
                                                                                Bailard, Inc., which he continues to
                                                                                oversee; serves as Chairman of the Board of
                                                                                Directors of Bailard Opportunity Fund Group,
                                                                                Inc. and as an officer and/or director of
                                                                                certain affiliates of Bailard, Inc.
----------------------------------------------------------------------------------------------------------------------------
Kevin M. Johnson         HighMark Large Cap Value Fund since 2003.              Principal and portfolio manager of
                                                                                ARONSON+JOHNSON+ORTIZ (AJO) since 1993;
                                                                                directs AJO's research and development
                                                                                efforts.
----------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              73


--------------------------------------------------------------------------------

PORTFOLIO MANAGERS (CONTINUED)

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER        LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Josef Lakonishok         HighMark Small Cap Value Fund since 2001.              Chief Executive Officer, Chief Investment
                                                                                Officer, Partner and Portfolio Manager of
                                                                                LSV Asset Management since 1994; William G.
                                                                                Karnes Professor of Finance at the College
                                                                                of Commerce & Business Administration at the
                                                                                University of Illinois at Urbana-Champaign
                                                                                since 1987.
----------------------------------------------------------------------------------------------------------------------------
Eric P. Leve             HighMark International Opportunities                   Senior Vice President of Bailard, Inc. and
                         Fund since 2006.                                       co-manager of Bailard Inc.'s separate
                                                                                account bond portfolios; employee of Bailard
                                                                                since 1987.
----------------------------------------------------------------------------------------------------------------------------
Todd Lowenstein          HighMark Value Momentum Fund since 2001.               Vice President and Funds Manager of HighMark
                                                                                Capital Management, Inc. since 2001; worked
                                                                                at JP Morgan and as senior manager at KPMG
                                                                                Peat Marwick prior to joining HighMark
                                                                                Capital Management.
----------------------------------------------------------------------------------------------------------------------------
Christopher Luckett      HighMark International Opportunities                   Research Analyst for Bailard, Inc.; employee
                         Fund since 2006.                                       of Bailard since 2005; worked as a research
                                                                                analyst for Phoenix Partners from 2004 to
                                                                                2005, an energy market analyst intern at
                                                                                Mirant Corporation in 2001 and a business
                                                                                analyst for Fidelity Investments from 1997
                                                                                to 2000 prior to joining Bailard, Inc.
----------------------------------------------------------------------------------------------------------------------------
Gregory Lugosi           HighMark Bond Fund since 1994;                         Vice President and Fund Manager for HighMark
                         HighMark Short Term Bond Fund since 2004.              Capital Management, Inc.; associated with
                                                                                HighMark Capital Management and its
                                                                                predecessors since 1991.
----------------------------------------------------------------------------------------------------------------------------
Puneet Mansharamani      HighMark Small Cap Value Fund since 2006.              Partner and Portfolio Manager of LSV since
                                                                                2006; Quantitative Analyst at LSV since
                                                                                2000.
----------------------------------------------------------------------------------------------------------------------------
E. Jack Montgomery       HighMark Balanced Fund since 2000;                     Vice President and Director of Fixed Income
                         HighMark Bond Fund since 1994;                         of HighMark Capital Management, Inc.;
                         HighMark Short Term Bond Fund since 2004.              associated with HighMark Capital Management
                                                                                and its predecessors since 1994.
----------------------------------------------------------------------------------------------------------------------------
Gina Marie N. Moore      HighMark Large Cap Value Fund since 2003.              Principal of ARONSON+JOHNSON+ORTIZ (AJO);
                                                                                portfolio manager and research analyst of
                                                                                AJO since 1998; also focuses on marketing
                                                                                for AJO.
----------------------------------------------------------------------------------------------------------------------------
Raymond Mow              HighMark California Intermediate Tax-Free              Vice President and Fixed Income Funds
                         Bond Fund since 1995;                                  Manager of HighMark Capital Management,
                         HighMark National Intermediate Tax-Free                Inc.; associated with HighMark Capital
                         Bond Fund since 1996.***                               Management and its predecessors since 1995.
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Mudge III      HighMark Cognitive Value Fund since 2006.              Portfolio manager of Bailard Cognitive Value
                                                                                Fund, the Fund's Predecessor Fund, from 2001
                                                                                to 2006; Senior Vice President of Bailard,
                                                                                Inc. and part of Bailard, Inc.'s domestic
                                                                                equity management team since 1987.
----------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
74


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                                BUSINESS EXPERIENCE
PORTFOLIO MANAGER        LENGTH OF SERVICE WITH FUND                            DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
Martha E. Ortiz          HighMark Large Cap Value Fund since 2003.              Principal of ARONSON+JOHNSON+ORTIZ (AJO);
                                                                                portfolio manager of AJO since 1987;
                                                                                oversees trading and is in charge of
                                                                                portfolio implementation for AJO.
----------------------------------------------------------------------------------------------------------------------------
Richard Rocke            HighMark Core Equity Fund since 2005.                  Vice President and Director of Quantitative
                                                                                Strategies Group for HighMark Capital
                                                                                Management, Inc.; associated with HighMark
                                                                                Capital Management since 1999.
----------------------------------------------------------------------------------------------------------------------------
George Rokas             HighMark Balanced Fund since 2001.                     Vice President and Equity Research Analyst
                                                                                for HighMark Capital Management, Inc.;
                                                                                associated with HighMark Capital Management
                                                                                and its predecessors since 1990 (1990-1997
                                                                                and 1999-present).
----------------------------------------------------------------------------------------------------------------------------
Philip Sanders           HighMark Large Cap Growth Fund since 2001.             Senior Vice President of Waddell & Reed
                                                                                Investment Management Company; employee of
                                                                                Waddell & Reed Investment Management Company
                                                                                since 1998.
----------------------------------------------------------------------------------------------------------------------------
Keith Stribling          HighMark Value Momentum Fund since 1998.               Vice President and Director of Value
                                                                                Momentum for HighMark Capital Management
                                                                                Inc.; associated with HighMark Capital
                                                                                Management and its predecessors since 1995.
----------------------------------------------------------------------------------------------------------------------------
Sonya Thadhani           HighMark Enhanced Growth Fund since 2006.              Portfolio manager of Bailard Enhanced Growth
                                                                                Fund, the Fund's Predecessor Fund, from 2005
                                                                                to 2006; Senior Vice President of Bailard,
                                                                                Inc. and part of Bailard, Inc's domestic
                                                                                equity management team since 1994.
----------------------------------------------------------------------------------------------------------------------------
Stuart F. Van Arsdale    HighMark Small Cap Growth Fund since 2006.             Portfolio Manager and Managing Director of
                                                                                Trusco Capital Management, Inc.; employee
                                                                                from 1980 to 1998 and 2002 to present;
                                                                                director of growth at Deprince, Race &
                                                                                Zollo, an asset management firm, from 1998
                                                                                to 2002.
----------------------------------------------------------------------------------------------------------------------------
Menno Vermeulen          HighMark Small Cap Value Fund since 2001.              Partner since 1998 and Portfolio Manager and
                                                                                Senior Quantitative Analyst of LSV Asset
                                                                                Management since 1995.
----------------------------------------------------------------------------------------------------------------------------
Robert W. Vishny         HighMark Small Cap Value Fund since 2001.              Partner and Portfolio Manager of LSV Asset
                                                                                Management since 1994.
----------------------------------------------------------------------------------------------------------------------------
Kenneth Wemer            HighMark Balanced Fund since 2005.                     Vice President and Director of Equity
                                                                                Research for HighMark Capital Management,
                                                                                Inc., associated with HighMark Capital
                                                                                Management since 2003; Research Analyst for
                                                                                Jurika & Voyles from 1994 to 2003.
----------------------------------------------------------------------------------------------------------------------------

  * Mr. Bigelow was the portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Bigelow was the portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

 ** Mr. Earnest was the portfolio manager of Stepstone Value Momentum Fund prior to its consolidation with HighMark Value Momentum fund in 1997.

*** Mr. Mow was the back-up portfolio manager of Stepstone California Intermediate Tax-Free Bond Fund prior to its consolidation with HighMark California Intermediate Tax-Free Bond Fund in 1997. Mr. Mow was the back-up portfolio manager of the common trust funds prior to their consolidations with HighMark National Intermediate Tax-Free Bond Fund in 2002 and 2003.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              75


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request. Financial information for the Income Plus Allocation, Growth & Income Allocation and Capital Growth Allocation Funds is not presented because Fiduciary Shares of these Funds were not offered prior to the date of this prospectus. Financial information for the Diversified Equity Allocation Fund is not presented because Shares of this Fund were not offered prior to the date of this prospectus.

                                                                              Dividends and
                              Investment Activities                           Distributions
                          -----------------------------                   ---------------------
                                                Net
                                             Realized
                 Net                            and
                Asset                       Unrealized                                             Total from
               Value,          Net          Gain (Loss)      Total            Net                   Dividends
              Beginning     Investment          on           from         Investment    Capital        and        Redemption
              of Period   Income (Loss)+    Investments    Operations       Income       Gains    Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $13.81        $ 0.257         $ 0.258        $ 0.515        $(0.265)     $    --      $(0.265)       $   --
2005            12.90          0.267           0.922          1.189         (0.279)          --       (0.279)           --
2004            12.10          0.171           0.796          0.967         (0.167)          --       (0.167)           --
2003            11.53          0.262           0.563          0.825         (0.255)          --       (0.255)           --
2002            14.03          0.296          (2.237)        (1.941)        (0.301)      (0.258)      (0.559)           --
-----------------------------------------------------------------------------------------------------------------------------
COGNITIVE VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2006(1)        $13.38        $ 0.011         $(0.361)       $(0.350)       $    --      $    --      $    --        $   --
-----------------------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $ 8.10        $ 0.088         $ 0.680        $ 0.768        $(0.088)     $    --      $(0.088)       $   --
2005             7.36          0.101           0.738          0.839         (0.099)          --       (0.099)           --
2004             6.73          0.029           0.630          0.659         (0.029)          --       (0.029)           --
2003             6.22          0.055           0.508          0.563         (0.053)          --       (0.053)           --
2002             8.26          0.045          (2.042)        (1.997)        (0.043)          --       (0.043)           --
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2006(2)        $ 8.69        $ 0.073         $(0.233)       $(0.160)       $    --      $    --      $    --        $   --
-----------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $ 8.61        $ 0.009         $ 0.170        $ 0.179        $(0.019)     $    --      $(0.019)       $   --
2005             7.50          0.042           1.094          1.136         (0.026)          --       (0.026)           --
2004             7.25         (0.012)          0.236          0.224             --           --           --         0.026
2003             6.53          0.003           0.722          0.725         (0.005)++        --       (0.005)           --
2002             8.68         (0.004)         (2.146)        (2.150)            --           --           --            --

                                                                         Ratio
                                                                      of Expenses
                                                                      to Average
                                                                      Net Assets      Ratio of
                    Net                      Net                       Excluding         Net
                    Asset                  Assets,        Ratio       Fee Waivers    Investment
                   Value,                    End       of Expenses        and       Income (Loss)   Portfolio
                     End       Total      of Period    to Average     Reduction      to Average      Turnover
                 of Period    Return**      (000)      Net Assets     of Expenses    Net Assets        Rate
--------------------------------------------------------------------------------------------------------------
BALANCED FUND
--------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006               $14.06       3.77%     $ 37,571        0.92%          1.10%          1.85%           16%
2005                13.81       9.32        59,278        0.95           1.19           2.00            57
2004                12.90       8.01       118,555        0.94           1.12           1.32            97
2003                12.10       7.30       115,067        0.94           1.12           2.29            55
2002                11.53     (14.24)      180,217        0.93           1.10           2.27            12
--------------------------------------------------------------------------------------------------------------
COGNITIVE VALUE FUND
--------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2006(1)            $13.03      (2.62)%    $  1,728       0.39%*          0.39%*         1.08%*          76%
--------------------------------------------------------------------------------------------------------------
CORE EQUITY FUND
--------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006               $ 8.78       9.53%     $110,720        0.91%          1.07%          1.04%           72%
2005                 8.10      11.47       106,413        0.93           1.18           1.31           101
2004                 7.36       9.80       113,334        0.92           1.10           0.38           119
2003                 6.73       9.15       115,045        0.92           1.09           0.89            71
2002                 6.22     (24.25)      114,854        0.93           1.10           0.61            11
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the period ended July 31,:
2006(2)            $ 8.53      (1.84)%    $ 13,422        1.29%*         1.34%*         2.65%*          48%
--------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006               $ 8.77       2.07%     $103,454        0.89%          1.07%          0.10%           68%
2005                 8.61      15.16       129,824        0.94           1.16           0.53            73
2004                 7.50       3.45       137,682        0.94           1.13          (0.15)           93
2003                 7.25      11.11       161,181        0.94           1.12           0.05            57
2002                 6.53     (24.77)      156,663        0.93           1.10          (0.05)          105

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.

 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

  +   Per share amounts calculated using average shares method.

 ++   Represents a $0.005 return of capital for tax purposes.

(1)   Commenced operations on July 3, 2006.

(2)   Commenced operations on April 4, 2006.

----------
PROSPECTUS
----------
76


HIGHMARK FUNDS
--------------------------------------------------------------------------------

                                                                              Dividends and
                              Investment Activities                           Distributions
                          -----------------------------                   ---------------------
                                                Net
                                             Realized
                 Net                            and
                Asset                       Unrealized                                             Total from
               Value,          Net          Gain (Loss)       Total          Net                    Dividends
              Beginning    Investment           on            from        Investment    Capital        and        Redemption
              of Period   Income (Loss)+    Investments    Operations       Income       Gains    Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $12.49        $ 0.161         $ 1.182        $ 1.343        $(0.163)     $    --      $(0.163)       $   --
2005            10.41          0.133           2.077          2.210         (0.130)          --       (0.130)           --
2004             8.74          0.100           1.670          1.770         (0.100)          --       (0.100)           --
2003             8.25          0.105           0.484          0.589         (0.099)          --       (0.099)           --
2002            11.04          0.123          (2.790)        (2.667)        (0.123)          --       (0.123)           --
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $14.66        $(0.128)        $(0.430)       $(0.558)       $    --      $(0.832)     $(0.832)       $   --
2005            11.81         (0.160)          3.030          2.870             --       (0.020)      (0.020)           --
2004            11.74         (0.177)          0.439          0.262             --       (0.192)      (0.192)           --
2003(1)         10.00         (0.034)          1.774          1.740             --           --           --            --
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $19.55        $ 0.115         $(0.156)       $(0.041)       $(0.080)     $(1.309)     $(1.389)       $   --
2005            16.05          0.078           4.474          4.552         (0.019)      (1.033)      (1.052)           --
2004            13.53          0.037           2.758          2.795         (0.072)      (0.203)      (0.275)           --
2003            11.25          0.074           2.227          2.301         (0.021)          --       (0.021)           --
2002            11.85          0.006          (0.022)        (0.016)            --       (0.584)      (0.584)           --
-----------------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $24.07        $ 0.314         $ 1.777        $ 2.091        $(0.311)     $(2.600)     $(2.911)       $   --
2005            22.58          0.324           3.368          3.692         (0.340)      (1.862)      (2.202)           --
2004            20.72          0.277           2.899          3.176         (0.284)      (1.032)      (1.316)           --
2003            20.05          0.273           1.583          1.856         (0.264)      (0.922)      (1.186)           --
2002            27.00          0.254          (5.404)        (5.150)        (0.247)      (1.553)      (1.800)           --
-----------------------------------------------------------------------------------------------------------------------------
BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $10.75        $ 0.496         $(0.384)       $ 0.112        $(0.512)     $    --      $(0.512)       $   --
2005            10.79          0.483          (0.019)         0.464         (0.504)          --       (0.504)           --
2004            10.80          0.492           0.009          0.501         (0.511)          --       (0.511)           --
2003            10.68          0.566           0.124          0.690         (0.570)          --       (0.570)           --
2002            10.88          0.638          (0.204)         0.434         (0.634)          --       (0.634)           --
-----------------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $10.12        $ 0.370         $(0.208)       $ 0.162        $(0.372)     $(0.100)     $(0.472)       $   --
2005            10.32          0.381          (0.099)         0.282         (0.382)      (0.100)      (0.482)           --
2004            10.35          0.386          (0.006)         0.380         (0.390)      (0.020)      (0.410)           --
2003            10.48          0.387          (0.119)         0.268         (0.386)      (0.012)      (0.398)           --
2002            10.32          0.402           0.192          0.594         (0.400)      (0.034)      (0.434)           --

                                                                                 Ratio
                                                                              of Expenses
                                                                              to Average
                                                                               Ratio of
                       Net                         Net         Net Assets      Excluding        Net
                      Asset                      Assets,          Ratio       Fee Waivers    Investment
                     Value,                        End         of Expenses        and       Income (Loss)   Portfolio
                       End          Total       of Period      to Average      Reduction     to Average      Turnover
                    of Period      Return**       (000)        Net Assets     of Expenses    Net Assets        Rate
----------------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $13.67        10.82%      $168,092          0.92%          1.08%          1.23%            81%
2005                   12.49        21.35        123,343          0.93           1.17           1.15             99
2004                   10.41        20.32         87,181          0.93           1.12           1.00             86
2003                    8.74         7.26         65,363          0.93           1.11           1.30            337
2002                    8.25       (24.31)        78,479          0.92           1.09           1.24            226
----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $13.27        (4.16)%     $ 24,694          1.45%          1.62%         (0.87)%          227%
2005                   14.66        24.31         27,941          1.50           1.88          (1.22)           181
2004                   11.81         2.08         26,971          1.47           1.66          (1.35)           125
2003(1)                11.74        17.40          7,238          1.49*          1.67*         (1.15)*           25
----------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $18.12        (0.01)%     $164,131          1.32%          1.49%          0.62%            35%
2005                   19.55        29.10        135,231          1.33           1.55           0.45             27
2004                   16.05        20.72        101,687          1.32           1.50           0.23             20
2003                   13.53        20.49         79,222          1.25           1.43           0.64             24
2002                   11.25         0.10         63,399          1.35           1.52           0.05             99
----------------------------------------------------------------------------------------------------------------------
VALUE MOMENTUM FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $23.25         9.32%      $434,080          0.93%          1.08%          1.35%            21%
2005                   24.07        16.96        430,755          0.94           1.13           1.40             18
2004                   22.58        15.69        389,658          0.92           1.11           1.25             20
2003                   20.72        10.00        350,151          0.94           1.11           1.44              6
2002                   20.05       (20.06)       355,004          0.93           1.10           1.06             12
----------------------------------------------------------------------------------------------------------------------
BOND FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $10.35         1.08%      $396,003          0.74%          0.99%          4.71%            20%
2005                   10.75         4.35        429,614          0.75           1.04           4.44             11
2004                   10.79         4.68        451,384          0.75           1.01           4.49             45
2003                   10.80         6.51        505,755          0.74           0.99           5.15             58
2002                   10.68         4.09        485,274          0.75           1.00           5.89             18
----------------------------------------------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
----------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                  $ 9.81         1.65%      $ 95,266          0.50%          1.00%          3.72%             5%
2005                   10.12         2.74        102,059          0.50           1.07           3.69              6
2004                   10.32         3.68        120,494          0.50           1.02           3.68              1
2003                   10.35         2.55        139,051          0.49           1.02           3.65              3
2002                   10.48         5.89        123,702          0.47           0.99           3.88              2

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.

 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

  +   Per share amounts calculated using average shares method.

(1)   Commenced operations on April 28, 2003.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              77


--------------------------------------------------------------------------------

                                                                              Dividends and
                              Investment Activities                           Distributions
                          -----------------------------                   ---------------------
                                                Net
                                             Realized
                 Net                            and
                Asset                       Unrealized                                             Total from
               Value,          Net          Gain (Loss)       Total          Net                    Dividends
              Beginning    Investment           on            from        Investment    Capital        and        Redemption
              of Period   Income (Loss)+    Investments    Operations       Income       Gains    Distributions      Fees
-----------------------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
-----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $11.25        $ 0.442         $(0.231)       $ 0.211        $(0.451)     $(0.090)     $(0.541)       $  --
2005            11.52          0.459          (0.182)         0.277         (0.459)      (0.088)      (0.547)          --
2004            11.61          0.474          (0.106)         0.368         (0.457)      (0.001)      (0.458)          --
2003(1)         11.56          0.357           0.040          0.397         (0.347)          --       (0.347)          --
----------------------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
----------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006           $ 9.84        $ 0.346         $(0.085)       $ 0.261        $(0.341)     $    --      $(0.341)       $  --
2005(2)         10.00          0.209          (0.176)         0.033         (0.193)          --       (0.193)          --
----------------------------------------------------------------------------------------------------------------------------

                                                                                       Ratio
                                                                                    of Expenses
                                                                                    to Average
                                                                      Net Assets     Ratio of
                      Net                     Net                      Excluding        Net
                     Asset                  Assets,        Ratio      Fee Waivers   Investment
                    Value,                    End       of Expenses       and      Income (Loss)  Portfolio
                      End        Total     of Period    to Average     Reduction    to Average    Turnover
                   of Period    Return**     (000)      Net Assets    of Expenses   Net Assets      Rate
------------------------------------------------------------------------------------------------------------
NATIONAL INTERMEDIATE TAX-FREE BOND FUND
------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                 $10.92       1.94%     $75,401        0.28%         1.00%         4.00%          7%
2005                  11.25       2.42       90,137        0.28          1.07          4.01          14
2004                  11.52       3.18       97,721        0.28          1.02          4.04           2
2003(1)               11.61       3.42       72,718        0.28*         1.01*         3.85*          4
------------------------------------------------------------------------------------------------------------
SHORT TERM BOND FUND
------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                 $ 9.76       2.71%     $36,497        0.65%         0.92%         3.54%         27%
2005(2)                9.84       0.34       24,545        0.65*         1.11*         2.86*          9
------------------------------------------------------------------------------------------------------------



AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

  *   Annualized.

 ** Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

  +   Per share amounts calculated using average shares method.

(1)   Commenced operations on October 18, 2002.

(2)   Commenced operations on November 2, 2004.

----------
PROSPECTUS
----------
78


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

ALLOCATION OF INVESTMENTS OF THE ASSET ALLOCATION PORTFOLIOS

Each of the Asset Allocation Portfolios invests its assets primarily in other mutual funds of HighMark Funds and unaffiliated mutual funds, which in turn invest in the stocks and/or bonds of entities in different industries, economic sectors and geographic regions. A description of the investment strategies of all of the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest except for the Small Cap Advantage Fund and the Diversified Money Market Fund can be found in the individual fund profiles set forth previously in this prospectus. A description of the investment strategies of the Small Cap Advantage Fund and the Diversified Money Market Fund can be found immediately following the table below. In addition, a description of the securities and techniques used by the underlying mutual funds of HighMark Funds in which the Asset Allocation Portfolios invest and the other Funds offered in this prospectus, as well as the main risks they pose, may be found below. For more information about the Small Cap Advantage Fund and the Diversified Money Market Fund see the applicable prospectus for these funds. In addition to the fees and expenses of the Asset Allocation Portfolios, shareholders of the Asset Allocation Portfolios will, unless otherwise waived, indirectly bear the fees and expenses of the underlying mutual funds, including, but not limited to, advisory fees, custodian fees and expenses, transfer agency fees and expenses, shareholder servicing fees and administration fees and expenses. The Asset Allocation Portfolios may also invest in equity securities, fixed income securities, derivatives, cash, cash equivalents and exchange traded funds as permitted by Federal law.

The Asset Allocation Portfolios target to invest their assets in the underlying funds of HighMark Funds and other investments within the ranges set forth in the following table:

--------------------------------------------------------------------------------
FUND NAME                                  PERCENTAGE OF ASSETS INVESTED IN FUND
--------------------------------------------------------------------------------
                                            GROWTH &     CAPITAL     DIVERSIFIED
                            INCOME PLUS      INCOME       GROWTH       EQUITY
                            ALLOCATION     ALLOCATION   ALLOCATION   ALLOCATION
                               FUND           FUND         FUND         FUND
--------------------------------------------------------------------------------
Core Equity Fund               5-30%         10-50%       15-60%       20-50%
--------------------------------------------------------------------------------
Large Cap Growth
   Fund                        0-20%          0-25%        0-30%        0-40%
--------------------------------------------------------------------------------
Large Cap Value
   Fund                        0-20%          0-25%        0-30%        0-40%
--------------------------------------------------------------------------------
Small Cap Growth
   Fund                        0-10%          0-15%        0-20%        0-20%
--------------------------------------------------------------------------------
Small Cap Value
   Fund                        0-10%          0-15%        0-20%        0-20%
--------------------------------------------------------------------------------
Small Cap
   Advantage Fund              0-10%          0-15%        0-20%        0-20%
--------------------------------------------------------------------------------
Value Momentum
   Fund                        0-20%         10-30%       15-40%       10-50%
--------------------------------------------------------------------------------
Bond
   Fund                       15-50%          5-40%        0-30%           0%
--------------------------------------------------------------------------------
Short Term Bond
   Fund                       15-50%          5-40%        0-30%         0-5%
--------------------------------------------------------------------------------
Diversified Money
   Market Fund                 0-40%          0-30%        0-20%         0-5%
--------------------------------------------------------------------------------
Cognitive Value
   Fund                         0-5%          0-10%        0-10%        0-20%
--------------------------------------------------------------------------------
Enhanced Growth
   Fund                         0-5%          0-10%        0-10%        0-10%
--------------------------------------------------------------------------------
International
   Opportunities
   Fund                        0-10%          0-20%        0-25%        0-30%
--------------------------------------------------------------------------------
Other
   Investments                 0-10%          0-10%        0-10%        0-10%
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES OF THE DIVERSIFIED MONEY MARKET FUND. HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality. In choosing investments for the fund, the portfolio managers consider several factors, including (1) the outlook for interest rates, (2) buying and selling activity in the high-quality, short-term securities market as a whole and/or individual securities, (3) current imbalances in the supply of high-quality, short-term securities relative to demand, and (4) the appropriateness of particular securities to the fund's objectives. To limit the fund's interest-rate risk, the fund's managers will maintain an average weighted portfolio maturity of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days. Although the portfolio managers strive to ensure that the fund is diversified, from time to time they may concentrate the fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the fund's shareholders.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              79


--------------------------------------------------------------------------------

INVESTMENT STRATEGIES OF THE SMALL CAP ADVANTAGE FUND.

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in the stocks of U.S. small capitalization companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the fund will invest at least 80% of its assets in equity securities of small capitalization companies. The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts. Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive. In addition to holdings in primarily small-cap equity securities, the fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the fund under normal market conditions. In addition to those securities described above, the fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the fund to achieve its goals.

The Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds, the Small Cap Advantage Fund and the Diversified Money Market Fund may invest.

FUND NAME                                                            FUND CODE
Balanced Fund                                                        1
Cognitive Value Fund                                                 2
Core Equity Fund                                                     3
Enhanced Growth Fund                                                 4
International Opportunities Fund                                     5
Large Cap Growth Fund                                                6
Large Cap Value Fund                                                 7
Small Cap Growth Fund                                                8
Value Momentum Fund                                                  9
Small Cap Value Fund                                                 10
Bond Fund                                                            11
California Intermediate Tax-Free Bond Fund                           12
National Intermediate Tax-Free Bond Fund                             13
Short Term Bond Fund                                                 14
Income Plus Allocation Fund                                          15
Growth & Income Allocation Fund                                      16
Capital Growth Allocation Fund                                       17
Diversified Equity Allocation Fund                                   18
Diversified Money Market Fund                                        19
Small Cap Advantage Fund                                             20

----------
PROSPECTUS
----------
80


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE LOANS (ARMS): Loans in a                    1, 11, 14-18       Prepayment
mortgage pool which provide for a fixed initial mortgage                                Market
interest rate for a specified period of time, after which the rate                      Credit
may be subject to periodic adjustments.                                                 Regulatory
-----------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                1-10, 15-18, 20    Market
Shares of a company held by a U.S. bank that issues a receipt                           Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                               Foreign Investment
-----------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by company                1, 11-19           Prepayment
receivables, home equity loans, truck and auto loans,                                   Market
leases, credit card receivables and other securities backed                             Credit
by other types of receivables or assets.                                                Regulatory
-----------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts               1-11, 14-20        Credit
drawn on and accepted by a commercial bank. They generally                              Liquidity
have maturities of six months or less.                                                  Market
-----------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate        1-20               Market
securities that obligate the issuer to pay the bondholder                               Credit
a specified sum of money, usually at specific intervals, and to                         Prepayment/Call
repay the principal amount of the loan at maturity.
-----------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right        1-18, 20           Management
to buy, and obligates the seller of the option to sell, a security                      Liquidity
at a specified price. A put option gives the buyer the right to                         Credit
sell, and obligates the seller of the option to buy, a security                         Market
at a specified price.
-----------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a               1-11, 14-20        Market
stated maturity.                                                                        Credit
                                                                                        Liquidity
-----------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                   1-20               Credit
promissory notes issued by corporations and other entities.                             Liquidity
Their maturities generally vary from a few days to nine months.                         Market
-----------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                      1-10, 15-18, 20    Market
-----------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert        1-10, 15-18, 20    Market
to common stock.                                                                        Credit
-----------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                1-20               Market
standby commitments to purchase the securities at a fixed                               Liquidity
price (usually with accrued interest) within a fixed period                             Management
of time following demand by a fund.
-----------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an              1-20               Management
underlying contract, index or security, or any combination                              Market
thereof, including futures, options (e.g. puts and calls),                              Credit
options on futures, swap agreements and some mortgage-                                  Liquidity
backed securities.                                                                      Leverage
                                                                                        Prepayment/Call
                                                                                        Hedging
-----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              81


--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS: Exchange traded funds ("ETFs")                1-10, 15-18, 20    Market
are hybrid investment companies that are registered as
open-end investment companies or unit investment trusts
("UITs") but possess some characteristics of closed-end funds.
ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. common examples of ETFs include S&P Depositary
Receipts ("SPDRs"), NASDAQ-100 index Tracking Stock and
ishares, which may be obtained from the UIT or investment
company issuing the securities or purchased in the secondary market. ETF shares traded in the secondary market may be
purchased and sold at market prices in transactions on an
exchange. By investing in an ETF, a fund will indirectly bear its proportionate share of any expenses paid by the ETF in
addition to the expenses of the fund.
-----------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including     1-11, 14-20        Market
ADRs and Global Depository Receipts (GDRs), as well as                                  Political
commercial paper of foreign issuers and obligations of foreign                          Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                          Liquidity
or supranational entities.                                                              Emerging Market
                                                                                        Call
-----------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                 1, 3, 5-11,        Management
purchase or sell a specific amount of a currency at a fixed          14-18, 20          Liquidity
future date and price set by the parties involved at the time                           Credit
the contract is negotiated.                                                             Market
                                                                                        Political
                                                                                        Leverage
                                                                                        Foreign Investment
-----------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the            1-18, 20           Management
future sale and purchase of a specific amount of a specific                             Market
security, class of securities, or index at a specified time in                          Credit
the future and at a specified price.                                                    Liquidity
                                                                                        Leverage
-----------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment             1-18, 20           Credit
grade by the primary rating agencies (e.g., BB or lower by                              Market
Standard & Poor's and Ba or lower by Moody's). These securities                         Liquidity
are considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
-----------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold       1-20               Liquidity
within seven business days at the value the fund has estimated                          Market
for them. Each Fund may invest up to 15% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                  1-20               Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
As a shareholder of an investment company, a fund
will indirectly bear investment management fees of that
investment company, which are in addition to the management
fees the fund pays its own adviser.
-----------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
82


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher          1-20               Market
by Standard & Poor's; Baa or better by Moody's; similarly                               Credit
rated by other nationally recognized rating organizations; or,                          Prepayment/Call
if not rated, determined to be of comparably high quality by the funds' adviser.
-----------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-             1-20               Market
denominated debt securities with remaining maturities of one                            Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
-----------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Bonds backed by real estate              1, 11-19           Prepayment
loans and pools of loans. These include collateralized mortgage                         Market
obligations (CMOs) and real estate mortgage investment                                  Credit
conduits (REMICs).                                                                      Regulatory
-----------------------------------------------------------------------------------------------------------
MUNICIPAL FORWARDS: Forward commitments to purchase tax-             12, 13, 15-18      Market
exempt bonds with a specific coupon to be delivered by an                               Leverage
issuer at a future date (typically more than 45 days but less than                      Liquidity
than one year). Municipal forwards are normally used as a                               Credit
refunding mechanism for bonds that may be redeemed only on
a designated future date. Any Fund that makes use of municipal forwards will maintain liquid, high-grade securities in a
segregated account in an amount at least equal to the
purchase price of the municipal forward.
-----------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political      12, 13, 15-19      Market
subdivision to obtain funds for various public purposes.                                Credit
Municipal securities may include revenue bonds, certificates of                         Political
participations, both taxable and tax-exempt private activity bonds                      Tax
and industrial development bonds, as well as general obligation                         Regulatory
bonds, tax anticipation notes, bond anticipation notes, revenue                         Prepayment/Call
anticipation notes, project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds: GENERAL-
OBLIGATION BONDS, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and
REVENUE BONDS, which take many shapes and forms but are
generally backed by revenue from a specific project or tax.
These include, but are not limited to, certificates of participation
(COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment
district and community facilities district (Mello-Roos) issues, which are secured by taxes on specific real estate parcels;
hospital revenue; and industrial development bonds that are
secured by the financial resources of a private company.
-----------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              83


--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued             1-18, 20           Credit
by supranational agencies that are chartered to promote                                 Foreign Investment
economic development and are supported by various                                       Prepayment/Call
governments and government agencies.
-----------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from      1, 12, 13, 15-18   Market
financial institutions such as commercial and investment                                Liquidity
banks, savings and loan associations and insurance companies.                           Credit
These interests are usually structured as some form of                                  Tax
indirect ownership that allows a Fund to treat the income
from the investment as exempt from federal income tax.
A Fund invests in these interests to obtain credit
enhancement on demand features that would be available
through direct ownership of the underlying municipal securities.
-----------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends     1-10, 15-18, 20    Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
-----------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: Real estate investment trusts         1-10, 15-18, 20    Market
("REITs") are pooled investment vehicles that invest primarily in                       Credit
income-producing real estate or real estate related loans or                            Prepayment/call
interests. The real estate properties in which REITs invest
typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in reits depend on the amount of income and capital appreciation generated by the related properties. By investing in a REIT, a fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the fund.
-----------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                1-20               Market
the simultaneous commitment to return the security to the                               Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
-----------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                1-20               Market
and the simultaneous commitment to buy the security back                                Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a fund.
-----------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the           1-20               Liquidity
Securities Act of 1933, such as privately placed commercial                             Market
paper and Rule 144A securities.
-----------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a                1-20               Market
fund's total assets. In return a fund will receive cash, other                          Leverage
securities and/or letters of credit.                                                    Liquidity
                                                                                        Credit
-----------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                 1-18, 20           Management
characteristic of a security is swapped for another. An example                         Market
is when one party trades newly issued stock for existing bonds                          Credit
with another party.                                                                     Liquidity
                                                                                        Leverage
-----------------------------------------------------------------------------------------------------------

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
INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by              12, 13, 15-18      Credit
governments and political sub-divisions.                                                Liquidity
                                                                                        Market
                                                                                        Tax
-----------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in           1-11, 14-20        Liquidity
exchange for a deposit of money.                                                        Credit
                                                                                        Market
-----------------------------------------------------------------------------------------------------------
TREASURY INFLATION PROTECTED SECURITIES: Treasury inflation          1-11, 14-18, 20    Market
protected securities ("TIPS") are fixed income securities issued                        Interest Rate
by the U.S. Treasury whose principal value is periodically
adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an
increasing or decreasing principal value that has been adjusted for inflation.
-----------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment            1-20               Market
growth receipts and certificates of accrual of Treasury
securities.
-----------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                1-11, 14-18, 20    Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by              1-20               Market
agencies and instrumentalities of the U.S. government. These                            Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.                                         Call
-----------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded    1-20               Market
registered interest and principal securities, and coupons under bank entry safekeeping.
-----------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand                15-19              Credit
notes that permit the indebtedness to vary and provide for
periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct
lending arrangements between HighMark Funds and the issuer,
they are not normally traded. Although there is no secondary market in these notes, a Fund may demand payment of
principal and accrued interest at specified intervals.
-----------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with             1-20               Credit
interest rates that are reset daily, weekly, quarterly or on                            Liquidity
some other schedule. Such instruments may be payable to                                 Market
a fund on demand.
-----------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a         1-10, 15-18, 20    Market
proportionate amount of common stock at a specified price.                              Credit
Warrants are typically issued with preferred stock and bonds.
-----------------------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              85


--------------------------------------------------------------------------------

INSTRUMENT                                                           FUND CODE          RISK TYPE
-----------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                    1-20               Market
purchase of, or contract to purchase, securities at a fixed                             Leverage
price for delivery at a future date.                                                    Liquidity
                                                                                        Credit
-----------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar               1, 11-19           Market
denominated bonds issued by foreign corporations or                                     Credit
governments. Sovereign bonds are those issued by the                                    Call
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World
Bank and European Investment Bank. Canadian bonds are
those issued by Canadian provinces.
-----------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of               1-20               Credit
debt that pay no interest, but are issued at a discount from                            Market
their value at maturity. When held to maturity, their entire                            Zero Coupon
return equals the difference between their issue price and
their maturity value.
-----------------------------------------------------------------------------------------------------------

OTHER RISKS

Fiduciary shares of the Cognitive Value Fund, Enhanced Growth Fund, Core Equity Fund, International Opportunities Fund, Large Cap Growth Fund, Large Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Value Momentum Fund, Bond Fund, Short Term Bond Fund, Small Cap Advantage Fund and the Diversified Money Market Fund (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

Since it is expected that substantially all of the shareholders of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will be investment advisory clients of such Funds' sub-adviser, until these Funds attract significant assets that are not attributable to clients of the sub-adviser, the total assets of the Funds may fluctuate significantly whenever the sub-adviser increases or decreases its clients' allocation to the Funds. This fluctuation could increase the Funds' transaction costs and possibly increase their expense ratios and reduce their performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INDUSTRY/SECTOR RISK: The risk involved with excessive exposure to any one industry or sector. A Fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in a fund's average maturity will make it more sensitive to interest rate risk.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

ISHARES RISK. Pursuant to an Exemptive Order Obtained by iShares Trust, ET AL. from the SEC, certain funds may invest in ishares in excess of the limits on these investments in the investment company act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

MANAGEMENT RISK. The risk that a strategy used by a fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

NEW PUBLIC COMPANY RISK. The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK. The risk that, as a "nondiversified" fund under the Investment Company Act of 1940, each of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              87


--------------------------------------------------------------------------------

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

SUB-ADVISER (SMALL CAP VALUE FUND)
LSV ASSET MANAGEMENT
One North Wacker Drive, 40th Floor
Chicago, IL 60606

SUB-ADVISER (LARGE CAP GROWTH FUND)
WADDELL & REED INVESTMENT MANAGEMENT
6300 Lamar Avenue
Shawnee Mission, KS 66202

SUB-ADVISER (LARGE CAP VALUE FUND)
ARONSON+JOHNSON+ORTIZ, L.P.
230 South Broad Street, 20th Floor
Philadelphia, PA 19102

SUB-ADVISER (SMALL CAP GROWTH FUND)
TRUSCO CAPITAL MANAGEMENT, INC.
50 Hurt Plaza, Suite 1400
Atlanta, GA 30303

SUB-ADVISER (COGNITIVE VALUE FUND, ENHANCED
GROWTH FUND, INTERNATIONAL OPPORTUNITIES FUND)
BAILARD, INC.
950 Tower Lane, Suite 1900
Foster City, CA 94404

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL:      write to us at
              SEI Investments Distribution Co.
              1 Freedom Valley Drive
              Oaks, PA 19456

BY INTERNET:  www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS LOGO OMITTED](R)

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com                                            HMK-PS-015-0300
                                                                   84823-A-11/06

--------------------------------------------------------------------------------
                                                            NOVEMBER 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

COGNITIVE VALUE FUND
ENHANCED GROWTH FUND
INTERNATIONAL OPPORTUNITIES FUND      CLASS M SHARES
--------------------------------------------------------------------------------

prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

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                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have various investment goals and strategies. This prospectus gives you important information about the Class M Shares of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund (the "Funds") that you should know before investing. The Funds also offer additional classes of Shares called Class A, Class C and Fiduciary Shares, which are offered in separate prospectuses.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

Cognitive Value Fund ......................................................    2
Enhanced Growth Fund ......................................................    5
International Opportunities Fund ..........................................    8

SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS

Choosing a Share Class ....................................................   11
Payments to Financial Firms ...............................................   11
Opening an Account ........................................................   12
Buying Shares .............................................................   13
Selling Shares ............................................................   13
Exchanging Shares .........................................................   14
Transaction Policies ......................................................   14
Dividends and Distributions ...............................................   17
Taxes .....................................................................   17
Investor Services .........................................................   18

MORE ABOUT THE HIGHMARK FUNDS

Investment Management .....................................................   19
Financial Highlights ......................................................   21
Other Investment Matters ..................................................   22
Glossary of Investment Risks ..............................................   27

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc. the investment adviser of the Funds.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]         FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

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COGNITIVE VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ---------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Common stocks of small U.S. companies
      ---------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks undervalued small company stocks
      ---------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      ---------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Risk-tolerant investors seeking high long-term returns
      ---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Cognitive Value Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred stocks of small capitalization value companies similar to those found in the S&P SmallCap 600/Citigroup Value Index. The Fund's sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the S&P SmallCap 600/Citi-group Value Index. The sub-adviser uses both quantitative and qualitative techniques to identify stocks it believes are currently undervalued by the market. Criteria that the sub-adviser may consider in determining stock selection include: low relative valuation, earnings purity, earnings predictability, earnings estimate revision, high profile negative news, market volatility and aberrant price movement. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's investment portfolio.

As part of the portfolio management of the Fund, the sub-adviser employs Behavioral Finance techniques in an attempt to capitalize on investors' behavioral biases and mental errors that can result in securities being mispriced. Behavioral Finance is the study of why people do not always behave in an economically rational manner. Economic irrationality typically arises from investors maximizing personal benefit (not wealth), emotional investing, heuristic biases (or "rule of thumb" biases), and cognitive errors. The sub-adviser attempts to exploit investors' biases and errors that it believes to be recurring and predictable, and to minimize its own susceptibility to these same biases and errors.

An example of applying Behavioral Finance techniques to the Fund's investment process is when investors over-emphasize recent, vivid events. The term used to describe this error is Availability Bias. Investors often oversell stocks of companies that are faced with a highly publicized negative event, such as a product tampering recall, a lawsuit, or a government investigation. While news of this type is bad, it often has a smaller impact on a company's earnings than is initially feared. As time passes, if investors' initial worst fears do not materialize, the stock is likely to trade back into a more normal relationship to its earnings stream. The Fund attempts to exploit Availability Bias errors by comparing the stock of a company facing current negative publicity with others that have faced similar situations in the past. A worst-case scenario and likely corresponding stock price is projected and compared to the stock's current market price. If the comparison is favorable, the stock may be purchased.

The Fund may invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

The Fund may also invest in the following:

o Hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying securities positions.

o Exchange-traded funds, commonly called "ETFs," to provide liquidity and diversified exposure to the small cap value markets and sectors.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

INVESTMENT STYLE RISK: The possibility that the types of securities on which this Fund focuses will underperform other kinds of investments or the overall market.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

If the Fund invests in securities with additional risks, its share-price volatility accordingly could be greater and its performance lower. In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay on your investment.

For more information about these risks, please see "Glossary of Investment Risks" on page 27. For more information about additional risks to which the Fund may be subject, please see page 22.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Cognitive Value Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS M SHARES 1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                     -16.04%    39.87%     16.66%    5.78%
--------------------------------------------------------------------------------
                       2002      2003       2004     2005

                     BEST QUARTER        WORST QUARTER
                        21.25%              (24.05)%
                      (6/30/03)            (9/30/02)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 12.28%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE S&P SMALLCAP 600/CITIGROUP VALUE INDEX.

                                                                        SINCE
                                                             1 YEAR   INCEPTION*
--------------------------------------------------------------------------------
COGNITIVE VALUE FUND 1
   Class M Shares 2
--------------------------------------------------------------------------------
      Return Before Taxes                                     5.78%      9.43%
--------------------------------------------------------------------------------
      Return After Taxes
      on Distributions                                        2.85%      8.39%
--------------------------------------------------------------------------------
      Return After Taxes
      on Distributions and
      Sale of Fund Shares                                     5.65%      7.94%
--------------------------------------------------------------------------------
S&P SMALLCAP 600/
CITIGROUP VALUE INDEX 3 (reflects
      no deduction for fees,
      expenses or taxes)                                      8.36%     11.89%+
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The S&P SmallCap 600/Citigroup Value Index is an index that measures the performance of a selection of stocks from the S&P SmallCap 600 Index (which is composed of 600 U.S. stocks with market capitalizations of $300 million to $1 billion that meet certain investability and financial viability standards) that meet certain value criteria as determined by Standard & Poor's Corporation and Citigroup, Inc. on the basis of seven value and growth criteria. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of small cap stock mutual funds (as well as the S&P SmallCap 600/Citigroup Value Index) is used for performance comparison. The Predecessor Fund's benchmark was the S&P SmallCap 600/Barra Value Index, which, effective December 16, 2005, became the S&P SmallCap 600/Citigroup Value Index.

* Since 5/30/01.

+ Since 5/31/01.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS           CUSIP         TICKER
                             ---------------------------------------
                             Class M         431112416     HCLMX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

VALUE STOCKS are those that the managers believe may be undervalued relative to their earnings, financial strength or other qualities.

The managers consider SMALL CAPITALIZATION STOCKS to be those issued by companies with market capitalizations similar to those in the S&P Small Cap 600 Index, although the Fund may invest in companies with market capitalizations that fall outside that range.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
4


HIGHMARK FUNDS
COGNITIVE VALUE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

--------------------------------------------------------------------------------------------
SHAREHOLDER FEES
--------------------------------------------------------------------------------------------
                                                                                     CLASS M
                                                                                     SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)    0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)              0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                  2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*                    2.00%

--------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
--------------------------------------------------------------------------------------------
                                                                                     CLASS M
                                                                                     SHARES
Investment Advisory Fees                                                             0.75%
Distribution (12b-1) Fees                                                               0%
Other Expenses+                                                                      0.33%
                                                                                     ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                              1.08%++

* Applicable to Class M Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ Expense information in the table has been restated to reflect current fees.

++ The Fund's Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class M Shares from exceeding 1.09% for the period beginning April 3, 2006 and ending on April 2, 2008. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

      Class M Shares: 1.05%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class M Shares                             $110      $343      $595      $1,317

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK FUNDS
ENHANCED GROWTH FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation
      -----------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                Common and preferred securities of companies located in the U.S. and abroad
      -----------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Seeks companies with superior sales and earnings growth potential
      -----------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          High
      -----------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Long-term investors seeking capital appreciation
      -----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Enhanced Growth Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in common and preferred securities that the sub-adviser believes have superior sales and earnings growth potential located in the U.S. and abroad. It is expected that, under normal market conditions, the Fund will invest in established companies in the semiconductor, semiconductor equipment, hardware, software, services, communications, and biotechnology sub sectors of the market, and in other industries as needed. The Fund may also invest up to 25% of its assets in U.S. dollar-denominated stocks and bonds of foreign companies.

Using a combination of qualitative and quantitative techniques, the Fund seeks to identify and invest in companies that offer superior sales and earnings growth prospects. The sub-adviser seeks to add value to the Fund's portfolio through stock selection while maintaining an appropriate risk profile generally relative to the NASDAQ 100. Valuation, earnings growth, revenue growth and earnings sustainability and predictability are the primary factors used in determining stock selection. Since these factors have a varying influence on the performance of stock prices, the sub-adviser evaluates the relative importance of each factor on a regular basis to determine the attractiveness of a particular security. The sub-adviser may also consider market indices and its own estimates of competitor portfolio weightings in managing the Fund's portfolio.

The Fund may also invest opportunistically in initial public offerings, also called IPOs, and in securities of new public companies that have had their IPO within the last six months. In choosing these companies, the sub-adviser will utilize both public and private information sources to identify attractive candidates. The Fund looks to invest in opportunities to penetrate new and existing markets specifically within the technology, biotechnology and other growth industries. In looking at particular companies, the sub-adviser evaluates the scope of business of a company and its competitive landscape, as well as its management team's experience.

The Fund may also invest in hedging instruments, such as options, futures and certain other derivative instruments, to manage investment risk or to serve as a substitute for underlying security positions.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--growth securities--may underperform other kinds of investments or the market as a whole.

INDUSTRY/SECTOR RISK: The risk associated with excessive exposure to any one industry or sector. Because the Fund's investment universe is currently mainly comprised of securities in the technology and healthcare sectors, the Fund has a heavy weighting in these sectors.

NEW PUBLIC COMPANY RISK: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK FUNDS
ENHANCED GROWTH FUND (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 27. For more information about additional risks to which the Fund may be subject, please see page 22.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard Enhanced Growth Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS M SHARES 1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                     -35.51%    46.36%     9.19%     0.90%
--------------------------------------------------------------------------------
                      2002       2003      2004      2005

                     BEST QUARTER        WORST QUARTER
                        17.29%              (26.41)%
                      (12/31/02)           (6/30/02)

*THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS (1.44)%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE NASDAQ 100 INDEX.

                                                                       SINCE
                                                            1 YEAR   INCEPTION*
--------------------------------------------------------------------------------
ENHANCED GROWTH FUND 1
   Class M Shares 2
--------------------------------------------------------------------------------
      Return Before Taxes                                    0.90%     (2.09)%
--------------------------------------------------------------------------------
      Return After Taxes
      on Distributions                                       0.90%     (2.15)%
--------------------------------------------------------------------------------
      Return After Taxes
      on Distributions and
      Sale of Fund Shares                                    0.58%     (1.80)%
--------------------------------------------------------------------------------
NASDAQ 100 INDEX 3 (reflects
      no deduction for fees,
      expenses or taxes)                                     1.90%     (1.72)% +
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The NASDAQ 100 Index is a modified capitalization-weighted index that measures the performance of the 100 largest domestic and international non-financial stocks listed on the NASDAQ Stock Market. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of specialty technology mutual funds (as well as the NASDAQ 100 Index) is used for performance comparison purposes.

* Since 5/30/01.

+ Since 5/31/01.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS           CUSIP         TICKER
                             ---------------------------------------
                             Class M         431112366     HEGMX

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS M
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                     0%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS M
                                                                                      SHARES
Investment Advisory Fees                                                               0.75%
Distribution (12b-1) Fees                                                                 0%
Other Expenses+                                                                        0.25%
                                                                                       ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.00%++

* Does not include any wire transfer fees, if applicable.

+ Expense information in the table has been restated to reflect current fees.

++ The Fund's Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class M Shares from exceeding 1.00% for the period beginning April 3, 2006 and ending on April 2, 2008. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class M Shares: 0.98%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS        5 YEARS          10 YEARS

Class M Shares          $102             $318           $552             $1,225

----------
PROSPECTUS
----------
8


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                 To seek long-term capital appreciation
      -------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                Common stocks of foreign companies
      -------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY   Top-down country and stock selection using a multifactor approach
      -------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY          Moderate to High
      -------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                Long-term investors seeking capital appreciation
      -------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark International Opportunities Fund seeks long-term capital appreciation. To pursue this goal, the Fund will, under normal market conditions, invest its assets primarily in the equity securities of issuers located in developed and, to a lesser extent, emerging market countries around the world. It will normally invest in established companies in Europe, the United Kingdom, Japan, Asia, Australia and Canada, among other areas. Under normal market conditions, the Fund's holdings will be spread across multiple industries and geographic regions.

The Fund employs a disciplined, quantitative approach that focuses first on country selection and then on sector and stock selection within individual countries. A multifactor model is used to rank countries according to their characteristics, including various measures of value, growth, momentum, and risk. The relative weighting among these characteristics changes over time according to changes in the overall conditions across global markets. The Fund's sub-adviser systematically tracks these changes in overall conditions using various measures of monetary liquidity, sentiment, risk aversion, and risk premia. As conditions change, the model changes the relative weights of the selection factors that generate the rankings. The sub-adviser's stock selection models are based on the same principles, but instead of looking at global conditions to set the relative weights of selection factors, the models use local conditions. Because economies are not synchronized, different types of stocks will be preferred in different countries, according to local conditions, such as the stage of the business cycle. The sub-adviser generally overweights those countries, sectors and companies that appear to be the most attractive and underweights those countries, sectors and companies that appear to be the least attractive. In overweighting and underweighting, the sub-adviser may consider global market indices and its own estimates of competitor portfolio weightings.

In addition to the foregoing, the Fund may invest in:

o Equity securities, such as common and preferred stocks, of foreign issuers. The Fund may also invest in equity securities of U.S. companies whose assets or operations are primarily located outside of the U.S. Ordinarily, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the U.S.

o Hedging instruments, such as foreign currency forward contracts, options, futures and certain other derivative instruments, to manage investment risks or to serve as a substitute for underlying securities or currency positions.

o Exchange-traded funds, commonly called "ETFs," to provide diversified exposure to different international markets and sectors.

The Fund may engage in currency hedging to help protect its international stock investments from the risk of a strong U.S. dollar.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a general decline in the global stock markets. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

FOREIGN SECURITIES AND CURRENCY RISKS: Investing in foreign markets involves greater risk than investing in the United States, including the risk that a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities may be affected by such factors as fluctuations in currency exchange rates, accounting and financial reporting standards that differ from those in the U.S. and that could convey incomplete or inaccurate financial information on companies, smaller and less liquid securities markets, social upheavals and political actions ranging from tax code changes to governmental collapse. Emerging market securities may be even more susceptible to these risks.

INVESTMENT STYLE RISK: The possibility that the kind of stocks on which this Fund focuses -- those of foreign blended value/growth companies -- will underperform other types of stock investments, such as deep value or deep growth, or the market as a whole.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

NON-DIVERSIFICATION RISK: The risk that, as a "non-diversified" fund under the Investment Company Act of 1940, the Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

ISHARES RISK: Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, the Fund may invest in iShares in excess of the limits on these types of investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 27. For more information about additional risks to which the Fund may be subject, please see page 22.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and performance table below illustrate the risks and volatility of an investment in the Fund. Pursuant to an agreement and plan of reorganization between the Fund and Bailard International Equity Fund (the "Predecessor Fund"), on April 3, 2006 the Fund acquired all the assets and all of the identified liabilities of the Predecessor Fund in exchange for Class M Shares of the Fund (the "Reorganization"). As a result of the Reorganization, the Class M Shares of the Fund are the accounting successor of the Predecessor Fund. Information in this prospectus relating to the Fund for periods prior to the Reorganization, including the performance information shown below, is based on the performance of the Predecessor Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS M SHARES 1 FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

9.59%   9.96%  12.01%  32.41%  -19.23%  -21.50%  -12.71%  43.85%  19.70%  20.68%
--------------------------------------------------------------------------------
1996    1997    1998    1999     2000     2001     2002    2003    2004    2005

                     BEST QUARTER        WORST QUARTER
                        24.34%              (18.57)%
                      (12/31/99)           (9/30/98)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 14.55%.

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05 TO THOSE OF THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX.

                                                                        SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
INTERNATIONAL
OPPORTUNITIES FUND 1
  Class M Shares 2
--------------------------------------------------------------------------------
  Return Before Taxes                   20.68%    7.32%      7.47%       8.51%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions                      19.48%    6.94%      6.29%       6.10%
--------------------------------------------------------------------------------
  Return After Taxes
  on Distributions and
  Sale of Fund Shares                   14.01%    6.15%      5.93%       6.11%
--------------------------------------------------------------------------------
MSCI ALL COUNTRY
WORLD EX-U.S.
INDEX 3 (reflects no
  deduction for fees,
  expenses or taxes)                    17.11%    6.66%      6.70%         --**
--------------------------------------------------------------------------------

1 The performance shown is based on the performance of shares of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund on April 3, 2006.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3 The MSCI All Country World ex-U.S. Index is an index that measures the performance of equities available to foreign investors in 47 developed and emerging market countries outside of the United States. The returns for this index are given in U.S. dollar terms, gross of withholding taxes on foreign income. The Fund's sub-adviser does not currently use a single index internally to evaluate the performance of the Fund. Instead, a dynamic subset of Morningstar's universe of large cap blended value/growth international stock mutual funds (as well as the MSCI All Country World ex-U.S. Index) is used for performance comparison purposes.

* Since 9/04/79. The performance figures have been restated to reflect the deduction of an advisory fee at an assumed 1% annual rate from inception to 9/30/93.

** Index did not exist.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             ------------------------------------
                             Class M      431112499     HIOMX

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
10


HIGHMARK FUNDS
INTERNATIONAL OPPORTUNITIES FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
                                                                                      CLASS M
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                    2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)*                      2.00%

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
                                                                                      CLASS M
                                                                                      SHARES
Investment Advisory Fees                                                               0.95%
Distribution (12b-1) Fees                                                                 0%
Other Expenses+                                                                        0.32%
                                                                                      -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.27%++

* Applicable to Class M Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+ Expense information in the table has been restated to reflect current fees.

++ The Fund's Adviser has contractually agreed to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class M Shares from exceeding 1.45% for the period beginning April 3, 2006 and ending on April 2, 2008. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class M Shares: 1.25%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                          1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class M Shares             $129      $403      $697     $1,534

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Class M Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark Funds' Class M Shares.

CLASS M SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o Available only to clients of Bailard, Inc., employees and officers of Bailard, Inc. and their families and friends, and investors who at the time of the proposed purchase are existing Class M shareholders of a Fund.

THE FUNDS ALSO OFFER CLASS A AND CLASS C SHARES (COLLECTIVELY RETAIL SHARES) AND FIDUCIARY SHARES. EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. FIDUCIARY SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

----------
PROSPECTUS
----------
12


HIGHMARK FUNDS
--------------------------------------------------------------------------------

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. and/or a Fund's sub-adviser do not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for Class M Shares of the Funds are as follows:

      o     INITIAL PURCHASE:     $5,000 for each Fund

                                  $100 for each Fund for
                                  Automatic Investment Plan

      o     ADDITIONAL PURCHASES: $100 for each Fund

                                  $100 monthly minimum per Fund
                                  for Automatic Investment Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

      The minimum initial investment for employees and officers of the Funds' sub-adviser and their families and friends is $2,000.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS' ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts for any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House ("ACH") to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in a Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND: The Funds reserve the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Class M Shares of one HighMark Fund for Class M Shares or Class A Shares of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging. You do not have to pay any sales charges on the exchange; however, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" below.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

            (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

            / Total number of the Fund's Shares outstanding in the class

            = The class's net asset value per share

We determine the net asset value (NAV) of each Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the adviser or a sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the "Committee") meeting be called.

The sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the adviser or the sub-adviser of any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-admin-

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

istrator will only notify the adviser or sub-adviser of a Fund that holds securities from that region. If an applicable trigger point is exceeded, the sub-administrator shall request that a Committee meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval"--representing the correlation between the price of a specific foreign security and movements in the U.S. market--before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

In the event that a Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information (the "SAI").

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, the amount of your proceeds are based on the net asset value per share of the applicable class of Shares next determined after we receive your order, minus any applicable redemption fees and/or exchange fees.

EXECUTION OF ORDERS. You may buy and sell Shares of the Funds on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. A Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------

strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" tables for each of the Funds, HighMark Cognitive Value Fund and HighMark International Opportunities Fund impose a 2% redemption fee on the proceeds of Class M Shares redeemed 30 days or less after their purchase. HighMark Cognitive Value Fund and HighMark International Opportunities Fund also impose a 2% exchange fee on Class M Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the applicable Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of a Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund or HighMark Diversified Equity Allocation Fund. The redemption or exchange fee is also not imposed on shares of a Fund held in omnibus accounts for which the applicable financial intermediary is not (i) providing HighMark Funds with the information necessary for HighMark Funds to assess the redemption or exchange fee or (ii) assessing the redemption or exchange fee on behalf of HighMark Funds. For all accounts, the redemption or exchange fee is not imposed on:

o shares redeemed due to death, disability or a qualified domestic relations order;

o     shares redeemed pursuant to systematic withdrawal programs;

o transactions involving shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

o     shares purchased through reinvested distributions;

o shares redeemed or exchanged due to plan or Fund terminations or restructurings;

o shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

o shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

o     shares converted to another class of shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

o     shares redeemed in payment of plan/account fees;

o shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

o     shares redeemed for loans and hardship withdrawals;

o     shares redeemed due to forfeiture of assets; and

o shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

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Although the Funds do not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds' Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. Each Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on HighMark Funds' website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS AND
DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. Each of the Funds may periodically declare and pay dividends from net investment income separately for each class of Shares. The Funds distribute any net capital gains and ordinary income they have realized at least once a year. None of the Funds has a targeted dividend rate and none of them guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. To notify the Transfer Agent, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction will be subject to federal income tax.

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HIGHMARK FUNDS
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TAXES ON FUND DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund).

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund).

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If your Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. Under normal circumstances, the International Opportunities Fund will be eligible to elect to "pass through" to its shareholders foreign income taxes that it pays. If the International Opportunities Fund makes that election, a shareholder must include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its federal income tax return, subject to certain limitations. If the Enhanced Growth Fund is eligible to elect to "pass through" to its shareholders foreign income taxes that it pays (which eligibility is generally determined by the Fund's level of foreign investment) and so elects, a shareholder will be required to include its share of those taxes in gross income as a distribution from the Fund and will be allowed to claim a credit (or a deduction, if that shareholder itemizes deductions) for such amounts on its U.S. federal income tax return, subject to certain limitations. In general, shareholders in the Cognitive Value Fund will not be entitled to claim a credit or deduction for these foreign taxes, if any, on their U.S. tax return. (Please consult your tax adviser for more information.) In addition, foreign investments may prompt a Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100. AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund account(s).

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

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MORE ABOUT
HIGHMARK FUNDS
INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the Cognitive Value Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million and 0.70% of such net assets over $500 million. For its advisory services to the Enhanced Growth Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.75% of the Fund's average daily net assets not in excess of $500 million, 0.70% of such net assets greater than $500 million and not in excess of $1 billion and 0.65% of such net assets over $1 billion. For its advisory services to the International Opportunities Fund, HighMark Capital Management is entitled to receive graduated management fees at an annual rate of 0.95% of the Fund's average daily net assets not in excess of $250 million, 0.90% of such net assets greater than $250 million and not in excess of $500 million, 0.85% of such net assets greater than $500 million and not in excess of $1 billion and 0.80% of such net assets over $1 billion. A portion of the management fees is used to pay the Funds' sub-adviser.

A discussion regarding the basis for HighMark Fund's Board of Trustees approving the advisory agreement and sub-advisory agreements with respect to the Funds is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006.

SUB-ADVISER

Bailard, Inc. ("Bailard") serves as the sub-adviser to each of the Funds. Under investment sub-advisory agreements between Bailard and HighMark Capital Management, Bailard makes day-to-day investment decisions for each of the Funds, subject to the supervision of, and policies established by, HighMark Capital Management and the Trustees of HighMark Funds. Prior to serving as sub-adviser to the Funds, Bailard was the adviser to each Fund's Predecessor Fund.

Bailard is a registered investment adviser under the Investment Company Act of 1940 and is organized as a California corporation. As of September 30, 2006, Bailard had approximately $1.8 billion in assets under management.

OTHER ARRANGEMENTS

HighMark Funds and HighMark Capital Management have applied for an exemptive order from the Securities and Exchange Commission (the "SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which HighMark Capital Management will, subject to supervision and approval of HighMark Funds' Board of Trustees, be permitted, with respect to HighMark Funds that may have sub-advisers from time to time, to enter into and materially amend sub-advisory agreements with sub-advisers unaffiliated with HighMark Capital Management without such agreements being approved by the shareholders of the applicable Fund. HighMark Funds' Board of Trustees and HighMark Capital Management will therefore have the right to hire, terminate, or replace sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-adviser with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. HighMark Capital Management will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. There can be no guarantee that HighMark Funds and HighMark Capital Management will obtain this order from the SEC.

Shareholders will be notified of any changes in sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund.

In addition to the asset based sub-advisory fee, HighMark Capital Management, Inc. has agreed to make certain periodic payments, out of its own resources, to the sub-adviser. The amount of these additional payments will be based on the average daily net assets of the Class M Shares of each Fund held by the sub-adviser's clients. Clients of the sub-adviser pay investment advisory fees to the sub-adviser in connection with the management of the clients' assets, a portion of which may be invested in one or more of the Funds. The sub-adviser

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HIGHMARK FUNDS
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has agreed with its clients that the amount of the advisory fee paid by the client (whether directly to the sub-adviser or indirectly through the sub-adviser's management of investment vehicles in which the client invests) will equal a fixed percentage of the value of the client's account with the sub-adviser. As a result, the direct fee that the sub-adviser receives from its clients will be reduced by the amount of the investment advisory fee (i.e., the fee paid to HighMark Capital Management) that such clients indirectly incur as shareholders of the Fund. The additional payments by HighMark Capital Management are intended to allow the sub-adviser to reduce the amount of advisory fees that its clients directly incur, as it has done historically, so that these clients do not bear investment advisory fees greater than those agreed to between the client and the sub-adviser. These periodic payments, which are solely the obligation of HighMark Capital Management, are separate from and in addition to the subadvisory fees described above. From April 3, 2006 through July 31, 2006, HighMark Capital Management, Inc. made payments of this type to the sub-adviser totaling approximately $565,000.

PORTFOLIO MANAGERS

ANTHONY CRADDOCK has been a member of the portfolio management team for HighMark International Opportunities Fund since 2006. For the last three years, he has supported the portfolio managers of international equity funds advised or sub-advised by Bailard, Inc. and has also served as Bailard's performance analyst. He is a Senior Vice President of Bailard, Inc. and has been with Bailard, Inc. since 1997.

PETER M. HILL has been the lead portfolio manager of the portfolio management team for HighMark International Opportunities Fund since 2006. Mr. Hill joined Bailard, Inc. in 1985 and has been its Chief Investment Officer since 1996. As Chief Investment Officer, Mr. Hill oversaw the management of Bailard International Equity Fund, the Fund's Predecessor Fund, along with the other investment products managed by Bailard, Inc., which he continues to oversee. In addition to being Chief Investment Officer of Bailard, Inc., he also serves as Chairman of the Board of Directors of Bailard Opportunity Fund Group, Inc. and is an officer and/or director of certain affiliates of Bailard, Inc.

ERIC P. LEVE, CFA, has been a member of the portfolio management team for HighMark International Opportunities Fund since 2006. He was previously a manager of global bonds and has assisted Bailard, Inc. in global strategy. He is a Senior Vice President of Bailard, Inc. and a co-manager of Bailard, Inc.'s separate account bond portfolios, and he has been with Bailard, Inc. since 1987.

CHRISTOPHER LUCKETT has been a member of the portfolio management team for HighMark International Opportunities Fund since 2006. Prior to joining Bailard, Inc., Mr. Luckett was a research analyst at Phoenix Partners from 2004 to 2005, an energy market analyst intern at Mirant Corporation in 2001 and a business analyst at Fidelity Investments from 1997 to 2000. He is a research analyst in the area of international equities for Bailard, Inc. and has been with Bailard, Inc. since 2005.

THOMAS J. MUDGE III, CFA, has been primarily responsible for the day-to-day management of HighMark Cognitive Value Fund since 2006. Prior to the Reorganization, he was the portfolio manager of Bailard Cognitive Value Fund, the Fund's Predecessor Fund. He is a Senior Vice President of Bailard, Inc. and has been part of Bailard, Inc.'s domestic equity management team since 1987.

SONYA THADHANI, CFA, has been primarily responsible for the day-to-day management of HighMark Enhanced Growth Fund since 2006. Prior to the Reorganization, she had been the portfolio manager of Bailard Enhanced Growth Fund, the Fund's Predecessor Fund, since March 2005. She is a Senior Vice President of Bailard, Inc. and joined Bailard, Inc.'s domestic equity management team in 1994.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

OTHER HIGHMARK FUNDS

In addition to the Funds, HighMark Funds currently offers different classes of shares in nineteen separate investment portfolios. These portfolios are as follows:

      HighMark Balanced Fund,
      HighMark Core Equity Fund,
      HighMark Large Cap Growth Fund,
      HighMark Large Cap Value Fund,
      HighMark Small Cap Growth Fund,
      HighMark Small Cap Value Fund,
      HighMark Value Momentum Fund,
      HighMark Bond Fund,
      HighMark Short Term Bond Fund,
      HighMark California Intermediate Tax-Free Bond Fund,
      HighMark National Intermediate Tax-Free Bond Fund,
      HighMark 100% U.S. Treasury Money Market Fund,
      HighMark California Tax-Free Money Market Fund,
      HighMark Diversified Money Market Fund,
      HighMark U.S. Government Money Market Fund,
      HighMark Income Plus Allocation Fund,
      HighMark Growth & Income Allocation Fund,
      HighMark Capital Growth Allocation Fund, and
      HighMark Diversified Equity Allocation Fund.

Shares of these other investment portfolios, none of which currently offer Class M Shares, are offered in separate prospectuses. For more information, please call 1-800-433-6884.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The following tables have been derived from financial statements audited by PricewaterhouseCoopers, LLP, the Predecessor Funds' independent registered public accounting firm (with respect to periods ended September 30, 2005 or prior), and Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006 (with respect to periods after September 30, 2005). This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                               Investment Activities                 Dividends and Distributions
                           ----------------------------              ---------------------------
                                         Net Realized
                                             and
                   Net                    Unrealized                                                  Total
                  Asset       Net       Gain (Loss) on                                                from
                  Value,   Investment  Investments and      Total        Net               Net      Dividends
                Beginning    Income    Foreign Currency     from      Investment        Realized       and       Redemption
                of Period   (Loss)**     Transactions    Operations     Income            Gains   Distributions     Fees
---------------------------------------------------------------------------------------------------------------------------
HIGHMARK COGNITIVE VALUE FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006             $ 13.59    $ 0.056        $  1.155       $  1.211    $ (0.033)         $ (1.748)   $ (1.781)       $ --
For the periods ended September 30,:
2005               12.79       0.03            2.08           2.11       (0.03)            (1.28)      (1.31)         --
2004               10.56       0.01            2.22           2.23          --                --          --          --
2003                8.43      (0.01)           2.16           2.15       (0.01)            (0.01)      (0.02)         --
2002                8.84       0.01           (0.41)         (0.40)      (0.01)               --       (0.01)         --
2001*              10.00         --#          (1.16)         (1.16)         --                --          --          --
---------------------------------------------------------------------------------------------------------------------------
HIGHMARK ENHANCED GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006             $  8.78   $ (0.034)       $ (0.676)      $ (0.710)    $    --          $     --    $     --        $ --
For the periods ended September 30,:
2005                7.89       0.03            0.94           0.97       (0.08)               --       (0.08)         --
2004                7.33      (0.07)           0.63           0.56          --                --          --          --
2003                4.80      (0.06)           2.59           2.53          --                --          --          --
2002                6.50      (0.08)          (1.62)         (1.70)         --                --          --          --
2001*              10.00      (0.04)          (3.46)         (3.50)         --                --          --          --
---------------------------------------------------------------------------------------------------------------------------
HIGHMARK INTERNATIONAL OPPORTUNITIES FUND
---------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006             $  7.54   $  0.095        $  1.219       $  1.314    $ (0.146)         $ (0.188)   $ (0.334)       $ --
For the periods ended September 30,:
2005                5.79       0.07            1.73           1.80       (0.05)               --       (0.05)         --
2004                4.79       0.05            1.00           1.05       (0.05)               --       (0.05)         --
2003                3.70       0.06            1.05           1.11       (0.02)               --#      (0.02)         --
2002                4.27       0.03           (0.60)         (0.57)         --                --          --          --
2001                6.69       0.02           (1.83)         (1.81)      (0.01)            (0.60)      (0.61)         --

                                                                                               Ratio
                                                                                            of Expenses
                                                                                             to Average
                                               Net                                           Net Assets       Ratio of
                                              Asset                               Ratio       Excluding    Net Investment
                                             Value,              Net Assets,   of Expenses   Fee Waivers    Income (Loss)  Portfolio
                                             End of     Total   End of Period   to Average  and Reduction    to Average    Turnover
                                             Period   Return++      (000)       Net Assets   of Expenses     Net Assets      Rate
------------------------------------------------------------------------------------------------------------------------------------
HIGHMARK COGNITIVE VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006                                        $ 13.02    10.13%    $  91,652      1.00%***       1.02%***       0.51%***       76%
For the periods ended September 30,:
2005                                          13.59    17.14        86,500      1.09            N/A****       0.25           59
2004                                          12.79    21.12        73,300      1.14            N/A****       0.06           76
2003                                          10.56    25.55        77,100      1.17            N/A****      (0.07)          65
2002                                           8.43    (4.55)       57,100      1.11            N/A****       0.07           51
2001*                                          8.84   (11.60)       61,500      1.33***         N/A****       0.11***        31
------------------------------------------------------------------------------------------------------------------------------------
HIGHMARK ENHANCED GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006                                        $  8.07    (8.09)%   $ 120,694      0.97%***       0.98%***      (0.46)%***      53%
For the periods ended September 30,:
2005                                           8.78    12.24       129,300      1.00            N/A****       0.37            8
2004                                           7.89     7.64        67,200      1.11            N/A****      (0.84)          14
2003                                           7.33    52.71        75,000      1.15            N/A****      (0.97)          62
2002                                           4.80   (26.15)       49,700      1.18            N/A****      (1.09)          18
2001*                                          6.50   (35.00)       44,900      1.40***         N/A****      (1.24)***        5
------------------------------------------------------------------------------------------------------------------------------------
HIGHMARK INTERNATIONAL OPPORTUNITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS M SHARES
For the ten month period ended July 31,+:
2006                                        $  8.52    17.96%    $ 202,134      1.25%***       1.27%***       1.41%***       48%
For the periods ended September 30,:
2005                                           7.54    31.32       170,000      1.45            N/A****       1.13           74
2004                                           5.79    21.95       158,800      1.35            N/A****       0.92           69
2003                                           4.79    30.12       114,000      1.37            N/A****       1.38           39
2002                                           3.70   (13.35)       91,400      1.34            N/A****       0.59           69
2001                                           4.27   (29.43)      101,400      1.44            N/A****       0.44           90

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

   *  Commenced operations on May 30, 2001.

  **  Per share amounts calculated using average shares method.

 ***  Annualized.

****  No fee waivers or expense reductions were applied.

   + On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the "Bailard Funds"). The fiscal year end of the Bailard Funds, the predecessor funds to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.

  ++ Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

   #  Amount represents less than $0.01.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for more details about the securities in which the Funds may invest.

FUND NAME                                                              FUND CODE

Cognitive Value Fund                                                   1
Enhanced Growth Fund                                                   2
International Opportunities Fund                                       3

INSTRUMENT                                                             FUND CODE   RISK TYPE
---------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                  1-3         Market
Shares of a company held by a U.S. bank that issues a receipt                      Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                          Foreign Investment
---------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                 1-3         Credit
drawn on and accepted by a commercial bank. They generally                         Liquidity
have maturities of six months or less.                                             Market
---------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate          1-3         Market
securities that obligate the issuer to pay the bondholder                          Credit
a specified sum of money, usually at specific intervals, and to                    Prepayment/Call
repay the principal amount of the loan at maturity.
---------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right          1-3         Management
to buy, and obligates the seller of the option to sell, a security                 Liquidity
at a specified price. A put option gives the buyer the right to                    Credit
sell, and obligates the seller of the option to buy, a security                    Market
at a specified price.                                                              Leverage
---------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                 1-3         Market
stated maturity.                                                                   Credit
                                                                                   Liquidity
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                     1-3         Credit
promissory notes issued by corporations and other entities.                        Liquidity
Their maturities generally vary from a few days to nine months.                    Market
---------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                        1-3         Market
---------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert          1-3         Market
to common stock.                                                                   Credit
---------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                  1-3         Market
standby commitments to purchase the securities at a fixed                          Liquidity
price (usually with accrued interest) within a fixed period                        Management
of time following demand by a Fund.
---------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                1-3         Management
underlying contract, index or security, or any combination                         Market
thereof, including futures, options (e.g., puts and calls), options                Credit
on futures, swap agreements, and some mortgage-backed                              Liquidity
securities.                                                                        Leverage
                                                                                   Prepayment/Call
                                                                                   Hedging
---------------------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
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                                                                              23


--------------------------------------------------------------------------------

INSTRUMENT                                                             FUND CODE   RISK TYPE
---------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS: Exchange traded funds ("ETFs") are              1-3         Market
hybrid investment companies that are registered as open-end
investment companies or unit investment trusts ("UITs") but
possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"),
NASDAQ-100 Index Tracking Stock and iShares, which may be
obtained from the UIT or investment company issuing the
securities or purchased in the secondary market. ETF shares
traded in the secondary market may be purchased and sold at
market prices in transactions on an exchange. By investing in an ETF, a Fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of
the Fund.
---------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including       1-3         Market
ADRs and Global Depository Receipts (GDRs), as well as                             Political
commercial paper of foreign issuers and obligations of foreign                     Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                     Liquidity
or supranational entities.                                                         Emerging Market
                                                                                   Call
---------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                   3           Management
purchase or sell a specific amount of a currency at a fixed                        Liquidity
future date and price set by the parties involved at the time                      Credit
the contract is negotiated.                                                        Market
                                                                                   Political
                                                                                   Leverage
                                                                                   Foreign Investment
---------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the              1-3         Management
future sale and purchase of a specific amount of a specific                        Market
security, class of securities, or index at a specified time in                     Credit
the future and at a specified price.                                               Liquidity
                                                                                   Leverage
---------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment               1-3         Credit
grade by the primary rating agencies (e.g., BB or lower by                         Market
Standard & Poor's and Ba or lower by Moody's). These securities                    Liquidity
are considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
---------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold         1-3         Liquidity
within seven business days at the value the Fund has estimated                     Market
for them. Each Fund may invest up to 15% of its net assets in illiquid securities.
---------------------------------------------------------------------------------------------------------

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                             FUND CODE   RISK TYPE
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                    1-3         Market
investment companies. These may include HighMark "money
market" funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
As a shareholder of an investment company, a Fund will
indirectly bear investment management fees of that investment company, which are in addition to the management fees the
Fund pays its own adviser.
---------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher            1-3         Market
by Standard & Poor's; Baa or better by Moody's; similarly                          Credit
rated by other nationally recognized rating organizations; or,                     Prepayment/Call
if not rated, determined to be of comparably high quality by the Funds' adviser.
---------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-               1-3         Market
denominated debt securities with remaining maturities of one                       Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
---------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued               1-3         Credit
by supranational agencies that are chartered to promote                            Foreign Investment
economic development and are supported by various                                  Prepayment/Call
governments and government agencies.
---------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends       1-3         Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
---------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: Real estate investment trusts           1-3         Market
("REITs") are pooled investment vehicles that invest primarily in                  Credit
income-producing real estate or real estate related loans or                       Prepayment/Call
interests. The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities.
The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the
related properties. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
---------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                  1-3         Market
the simultaneous commitment to return the security to the                          Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
---------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

INSTRUMENT                                                             FUND CODE   RISK TYPE
---------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                  1-3         Market
and the simultaneous commitment to buy the security back                           Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by a Fund.
---------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the             1-3         Liquidity
Securities Act of 1933, such as privately placed commercial                        Market
paper and Rule 144A securities.
---------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a                  1-3         Market
Fund's total assets. In return a Fund will receive cash, other                     Leverage
securities and/or letters of credit.                                               Liquidity
                                                                                   Credit
---------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                   1-3         Management
characteristic of a security is swapped for another. An example                    Market
is when one party trades newly issued stock for existing bonds                     Credit
with another party.                                                                Liquidity
                                                                                   Leverage
---------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in             1-3         Liquidity
exchange for a deposit of money.                                                   Credit
                                                                                   Market
---------------------------------------------------------------------------------------------------------
TREASURY INFLATION PROTECTED SECURITIES: Treasury inflation            1-3         Market
protected securities ("TIPS") are fixed income securities issued                   Interest Rate
by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed
percentage of the inflation-adjusted principal amount. The
interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an
increasing or decreasing principal value that has been adjusted for inflation.
---------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment              1-3         Market
growth receipts and certificates of accrual of Treasury securities.
---------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                  1-3         Market
registered with the SEC under the Investment Company
Act of 1940, that purchases a fixed portfolio of income-
producing securities, such as corporate, municipal, or
government bonds, mortgage-backed securities or
preferred stock. Unit holders receive an undivided interest
in both the principal and the income portion of the
portfolio in proportion to the amount of capital they
invest. The portfolio of securities remains fixed until all
the securities mature and unit holders have recovered
their principal.
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                1-3         Market
agencies and instrumentalities of the U.S. government. These                       Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.                                    Call
---------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded      1-3         Market
registered interest and principal securities, and coupons under bank entry safekeeping.
---------------------------------------------------------------------------------------------------------

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                             FUND CODE   RISK TYPE
---------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with               1-3         Credit
interest rates that are reset daily, weekly, quarterly or on                       Liquidity
some other schedule. Such instruments may be payable to                            Market
a Fund on demand.
---------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a           1-3         Market
proportionate amount of common stock at a specified price.                         Credit
Warrants are typically issued with preferred stock and bonds.
---------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                      1-3         Market
purchase of, or contract to purchase, securities at a fixed                        Leverage
price for delivery at a future date.                                               Liquidity
                                                                                   Credit
---------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                 1-3         Credit
debt that pay no interest, but are issued at a discount from                       Market
their value at maturity. When held to maturity, their entire                       Zero Coupon
return equals the difference between their issue price and
their maturity value.
---------------------------------------------------------------------------------------------------------

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                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Funds and certain other series of HighMark Funds not offered in this prospectus (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

Since substantially all of a Fund's shareholders are expected to be investment advisory clients of the sub-adviser, until the Fund attracts significant assets that are not attributable to clients of the sub-adviser, the total assets of the Fund may fluctuate significantly whenever the sub-adviser increases or decreases its clients' allocation to the Fund. This fluctuation could increase a Fund's transaction costs and possible increase its expense ratio and reduce its performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that a Fund does invest in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a fund's hedging transactions will be effective.

INDUSTRY/SECTOR RISK. The risk involved with excessive exposure to any one industry or sector. A Fund may have a heavy weighting in one or more industries or sectors, such as the technology sector or industries or sectors with low price-to-book and price-to-earnings ratios.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (such as small-cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

ISHARES RISK. Pursuant to an exemptive order obtained by iShares Trust, ET AL. from the SEC, certain Funds may invest in iShares in excess of the limits on these investments in the Investment Company Act of 1940. iShares are exchange traded funds which charge their own fees and expenses; thus, shareholders of the Fund may bear extra costs, such as duplicative management fees, brokerage commissions and related charges.

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28


HIGHMARK FUNDS
--------------------------------------------------------------------------------

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a fund.

MANAGEMENT RISK. The risk that a strategy used by a fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

NEW PUBLIC COMPANY RISK: The risks associated with investing in new public companies. These risks include small size, limited financial resources and operating history, dependence on a limited number of products and markets, and lack of management depth.

NON-DIVERSIFICATION RISK: The risk that, as a "nondiversified" fund under the Investment Company Act of 1940, a Fund may hold more concentrated positions in individual issuers than diversified mutual funds, and thereby have greater exposure to risks associated with an individual issuer.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

SUB-ADVISER
BAILARD, INC.
950 Tower Lane, Suite 1900
Foster City, CA 94404

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com

                                                                 HMK-PS-026-0300

--------------------------------------------------------------------------------
                                                            NOVEMBER 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

MONEY MARKET                        RETAIL SHARES
--------------------------------------------------------------------------------

prospectus                           o 100% U.S. Treasury Money Market Fund

                                     o California Tax-Free Money Market Fund

                                     o Diversified Money Market Fund

                                     o U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares and the Class C Shares of the Money Market Funds (the "Funds") that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class S Shares, which are offered in separate prospectuses.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

100% U.S. Treasury Money Market Fund ......................................    2
California Tax-Free Money Market Fund .....................................    5
Diversified Money Market Fund .............................................    8
U.S. Government Money Market Fund .........................................   11

SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS

Choosing a Share Class ....................................................   14
How Sales Charges Are Calculated ..........................................   14
Sales Charge Reduction and Waivers ........................................   15
Fees for Distribution of Shares ...........................................   15
Payments to Financial Firms ...............................................   15
Opening an Account ........................................................   16
Buying Shares .............................................................   17
Selling Shares ............................................................   17
Exchanging Shares .........................................................   18
Transaction Policies ......................................................   19
Dividends .................................................................   21
Taxes .....................................................................   21
Investor Services .........................................................   22

MORE ABOUT THE HIGHMARK FUNDS

Investment Management .....................................................   22
Financial Highlights ......................................................   24
Other Investment Matters ..................................................   25
Glossary of Investment Risks ..............................................   29

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each HighMark Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Funds.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]         FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      -------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. Treasury obligations
      -------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests exclusively in short-term U.S. Treasury obligations
      -------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      -------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
      -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities.

o     Imbalances in the supply of Treasuries relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 25.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

For more information about these risks, please see "Glossary of Investment Risks" on page 29. For more information about additional risks to which the Fund may be subject, please see page 25.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

4.57%   4.69%   4.60%   4.15%   5.32%   3.45%   1.08%   0.34%  0.49%   2.21%
-----------------------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003   2004    2005

                     BEST QUARTER        WORST QUARTER
                         1.39%               0.05%
                      (12/31/00)           (9/30/03)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.88%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                     1 YEAR    5 YEARS    10 YEARS    INCEPTION
--------------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
   Class A Shares                     2.21%     1.51%       3.07%       3.38%*
--------------------------------------------------------------------------------

* Since 12/1/90.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                            INFORMATION

                            CLASS           CUSIP         TICKER
                            ------------------------------------

                            Class A         431114404     HMRXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.25%
Other Expenses                                                                          0.49%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.04%
Fee Waivers                                                                             0.24%
   NET EXPENSES+                                                                        0.80%

* Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 0.80% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares: 0.78%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS

Class A Shares                               $82      $305      $549     $1,247

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
      ----------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 California tax-free money market securities
      ----------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Attempts to invest in high-quality, short-term California tax-free securities
      ----------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ----------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 California residents seeking income exempt from federal and California state personal income taxes
      ----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

o     Imbalances in the supply of securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 25.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 29. For more information about additional risks to which the Fund may be subject, please see page 25.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. 1, (a)

[THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 2.78%    3.01%   2.63%   2.38%   3.02%    1.90%    0.78%   0.38%  0.55%  1.67%
--------------------------------------------------------------------------------
 1996     1997    1998    1999    2000     2001     2002    2003   2004   2005

                     BEST QUARTER        WORST QUARTER
                        0.82%                0.05%
                      (6/30/00)            (9/30/03)

1 THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 1.96%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                     1 YEAR    5 YEARS    10 YEARS    INCEPTION
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND(a)
   Class A Shares                     1.67%     1.05%       1.90%       2.10%*
--------------------------------------------------------------------------------

(a) Performance for the Class A Shares includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

* Since 6/25/91.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                            INFORMATION

                            CLASS        CUSIP        TICKER
                            --------------------------------

                            Class A      431114859    HMAXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

The managers consider HIGH-QUALITY SECURITIES to be those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.25%
Other Expenses                                                                          0.48%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.03%
Fee Waivers                                                                             0.23%
   NET EXPENSES+                                                                        0.80%

* Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 0.80% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares: 0.73%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES                        $82        $303        $544        $1,236

----------
PROSPECTUS
----------
8


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ---------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 High-quality, short-term debt securities
      ---------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ---------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ---------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking our typically highest-yielding money market fund.
      ---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates.

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities.

o Current imbalances in the supply of high-quality, short-term securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 25.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 29. For more information about additional risks to which the Fund may be subject, please see page 25.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. 1, (a)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.79%   4.96%   4.90%   4.52%   5.81%   3.66%   1.21%   0.48%   0.69%   2.56%
--------------------------------------------------------------------------------
 1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                     BEST QUARTER        WORST QUARTER
                        1.51%                0.09%
                      (9/30/00)            (6/30/04)

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.21%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                  1 YEAR     5 YEARS     10 YEARS     INCEPTION
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND(a)
   Class A Shares                  2.56%      1.71%        3.34%        3.55%*
--------------------------------------------------------------------------------

(a) Performance for the Class A Shares includes the performance of the Stepstone Money Market Fund for the periods prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

* Since 5/28/91.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)


--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                            INFORMATION

                            CLASS        CUSIP        TICKER
                            --------------------------------

                            Class A      431114800    HMVXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-----------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%

-----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                                        SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.25%
Other Expenses                                                                          0.49%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.04%
Fee Waivers                                                                             0.24%
   NET EXPENSES+                                                                        0.80%

* Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 0.80% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares: 0.78%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES                        $82        $305        $549        $1,247

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Short-term obligations issued or guaranteed by the U.S. government and its agencies
      ----------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ----------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ----------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking a money market fund investing primarily in
                                       U.S. government obligations
      ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

o     Imbalances in the supply of U.S. government securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 25.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund,'s yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

For more information about these risks, please see "Glossary of Investment Risks" on page 29. For more information about additional risks to which the Fund may be subject, please see page 25.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S CLASS A SHARES FROM YEAR TO YEAR. 1, (a)

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.67%    4.82%   4.77%   4.40%   5.69%    3.40%    1.13%   0.42%  0.60%   2.49%
--------------------------------------------------------------------------------
 1996     1997    1998    1999    2000     2001     2002    2003   2004    2005

                     BEST QUARTER        WORST QUARTER
                        1.47%                0.07%
                      (9/30/00)           (6/30/04)

1 THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.13%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                       SINCE
                                    1 YEAR    5 YEARS   10 YEARS     INCEPTION
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
   Class A Shares                    2.49%     1.60%      3.22%      3.50%*
--------------------------------------------------------------------------------
   Class B Shares
   (with applicable
   Contingent Deferred
   Sales Charge)                    (3.27)%    0.60%      2.72%(a)   4.00%**,(a)
--------------------------------------------------------------------------------
   Class C Shares
   (with applicable
   Contingent Deferred
   Sales Charge)                     1.74%(a)  1.85%(a)   3.45%(a)   4.40%**,(a)
--------------------------------------------------------------------------------

* Since 12/1/90.

** Since 8/10/87.

(a) Prior to 2/2/98 for Class B Shares and 12/1/05 for Class C Shares, performance data is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, the annual returns for the three classes would be substantially similar. The performance of Fiduciary Shares has been adjusted for the maximum contingent deferred sales charge applicable to Class B and Class C Shares, but does not reflect Class B and Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                            INFORMATION

                            CLASS           CUSIP            TICKER
                            ---------------------------------------

                            Class A         431114602        HMUXX
                            Class B         431114495        HGBXX
                            Class C         431112531        HGTXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A   CLASS B   CLASS C
                                                                                       SHARES   SHARES#   SHARES##
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%       0%         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%      5.00%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      0%       0%         0%

------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A   CLASS B   CLASS C
                                                                                       SHARES    SHARES    SHARES
Investment Advisory Fees                                                               0.30%     0.30%      0.30%
Distribution (12b-1) Fees                                                              0.25%     0.75%      0.75%
Other Expenses                                                                         0.49%     0.49%      0.24%
                                                                                       ----      ----       ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.04%     1.54%      1.29%
Fee Waivers                                                                            0.24%       0%         0%
   NET EXPENSES+                                                                       0.80%     1.54%      1.29%

# Class B Shares are only available to existing investors, either through reinvestment of dividends on previously-acquired Class B Shares or through exchange of Class B Shares of another HighMark Fund. Class B Shares automatically convert to Class A Shares 8 years after you buy them and will be subject to a lower distribution fee.

## Class C Shares are only available through an exchange of Class C Shares of another HighMark Fund.

* Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 0.80% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares: 0.78%
            Class B Shares: 1.52%
            Class C Shares: 1.27%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                              1 YEAR  3 YEARS  5 YEARS  10 YEARS

CLASS A SHARES                                  $82     $305     $549    $1,247

CLASS B SHARES

If you do not sell your Shares                 $157     $486     $839    $1,700

If you sell your Shares at the end of the
  period                                       $657     $786   $1,039    $1,700

CLASS C SHARES

If you do not sell your Shares                 $131     $409     $708    $1,556

If you sell your Shares at the end of the
  period                                       $231     $409     $708    $1,556

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Three classes of Fund Shares, Class A, Class B and Class C, are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A, Class B and Class C Shares:

CLASS A

o     No sales charge.

o     Distribution and service (12b-1) fees of 0.25%.

o     Offered by:
      100% U.S. Treasury Money Market Fund
      California Tax-Free Money Market Fund
      Diversified Money Market Fund
      U.S. Government Money Market Fund

CLASS B

o Only available to existing investors, either through reinvestment of dividends on Class B Shares or through exchange of Class B Shares of another HighMark Fund.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

o     Offered by:
      U.S. Government Money Market Fund

CLASS C

o Only available through exchange of Class C Shares of another HighMark Fund on your initial purchase. Subsequent investments may be made directly into your existing U.S. Government Money Market Fund Class C Shares account.

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 0.75%.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

o     Offered by:
      U.S. Government Money Market Fund

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

FOR THE ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

BECAUSE 12b-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS B AND CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.

THE FUNDS ALSO OFFER CLASS S AND FIDUCIARY CLASS SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CLASS S SHARES ARE AVAILABLE ONLY TO INVESTORS IN THE UNION BANK OF CALIFORNIA CORPORATE SWEEP SERVICE. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

HOW SALES CHARGES ARE CALCULATED

CLASS B AND CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE (CDSC)

Class B and Class C Shares are available at their net asset value per share, without an initial sales charge. (If you are considering an investment in the U.S. Government Money Market Fund, please see the important note below.*) However, if you sell your U.S. Government Money Market Fund Class B Shares within six years of when you bought the Class B Shares or Class C Shares within one year of the HighMark Fund you exchanged for the U.S. Government Money Market Fund, you must pay what is known as a "contingent deferred sales charge" (CDSC). As the table below shows, the CDSC declines over time and is based either on the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends.

THE CDSCS ARE AS FOLLOWS:

CLASS B SHARES

IF SOLD WITHIN                                   CDSC ON SHARES BEING SOLD

1st year                                         5.00%
2nd year                                         4.00%
3rd or 4th year                                  3.00%
5th year                                         2.00%
6th year                                         1.00%
After 7th and 8th year                           0%

CLASS C SHARES

IF SOLD WITHIN                                   CDSC ON SHARES BEING SOLD

1st year                                         1.00%
After 1st year                                   0%

CLASS B SHARES WILL AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. CLASS C SHARES DO NOT CONVERT TO CLASS A SHARES.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

* If you are considering an investment in the HighMark U.S. Government Money Market Fund, please note: you may purchase Class B Shares or Class C Shares of the HighMark U.S. Government Money Market Fund only by exchanging Class B Shares or Class C Shares, respectively, of another, non-money market HighMark Fund for them. You can make exchanges into the HighMark U.S. Government Money Market Fund without paying a contingent deferred sales charge on your Class B Shares in the previous fund, even if you held them for six years or less. You can make exchanges into the HighMark U.S. Government Money Market Fund without paying a contingent deferred sales charge on your Class C Shares in the previous fund, even if you held them for one year or less.

SALES CHARGE REDUCTIONS AND WAIVERS

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

THE FUNDS MAKE SALES CHARGE AND BREAKPOINT INFORMATION AVAILABLE, FREE OF CHARGE, ON OR THROUGH HIGHMARK FUNDS' WEBSITE AT WWW.HIGHMARKFUNDS.COM THROUGH THE FUNDS' PROSPECTUSES AND SAI, WHICH ARE AVAILABLE FOR DOWNLOAD OR BY REQUEST, RESPECTIVELY, AT THE HYPERLINK "FORMS AND LITERATURE."

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A, Class B and Class C Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                                        PERCENTAGE OF AVERAGE
SHARE CLASS                                                DAILY NET ASSETS

Class A                                                         0.25%
Class B                                                         0.75%
Class C                                                         0.75%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediaries, including TruSource and other affiliates of HighMark Capital Management, Inc., through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. A Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares and the Class B Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------

firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for Class A or Class C Shares of the HighMark Funds are as follows:

      o     INITIAL PURCHASE:          $1,000 for each Fund

                                       $250 for each Fund for current
                                       or retired trustees (as well as
                                       their spouses and children
                                       under the age of 21) of
                                       HighMark Funds and directors,
                                       officers and employees (as well
                                       as their spouses and children
                                       under the age of 21) of Union
                                       Bank of California, N.A., SEI
                                       Investments Distribution Co. and
                                       their affiliates, and Boston
                                       Financial Data Services

                                       $100 for each Fund for Automatic
                                       Investment Plan

      o     ADDITIONAL PURCHASES:      $100 for each Fund

                                       $100 monthly minimum per
                                       Fund for Automatic Investment
                                       Plan


      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

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                                                                              17


--------------------------------------------------------------------------------

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS' ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT (CLASS A SHARES ONLY)

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Deliver the check and your completed application to your financial representative, or mail them to our Transfer Agent (see address below).

ADDING TO AN ACCOUNT (CLASS A OR CLASS C SHARES ONLY)

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT (CLASS A, B OR C SHARES)

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

You may be subject to an exchange fee. See "Exchanging Shares" below.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT (CLASS A SHARES ONLY)

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT (CLASS A OR CLASS C SHARES ONLY)

o     Call our transfer agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see next page).

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

--------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY CHECKWRITING
--------------------------------------------------------------------------------

DESIGNED FOR

o Accounts opened directly with the Funds (not through an investment professional).

o     Minimum amount of check is $500.

o     Maximum of five checks per month.

o     Available to Class A shareholders only.

TO SELL SOME OR ALL OF YOUR SHARES

o     Check the appropriate box on the application.

o     Obtain a signature card by calling HighMark Funds at 1-800-433-6884.

o     Mail the completed application and signature card to the Transfer Agent.

Contact your financial representative for instructions and assistance.

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A, Class B or Class C Shares of one HighMark Fund for those of

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                                                                      PROSPECTUS
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                                                                              19


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another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging plus any applicable sales charge.

CLASS A SHARES. If you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark Money Market Fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such Class A money market Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the HighMark Fund that you are currently exchanging into, if the sales charge of the HighMark Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a HighMark Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

If you exchange Class A Shares of certain non-money market HighMark Funds for Class A Shares of a HighMark Money Market Fund, you may be subject to a 2% exchange fee on the value of Class A Shares purchased and exchanged 30 days or less after purchase.

CLASS B SHARES. To calculate the Class B Shares' eight-year conversion period or contingent deferred sales charge payable upon redemption, we combine the period you held Class B Shares of the "old" HighMark Fund with the period you held Class B Shares of the new HighMark Fund.

CLASS C SHARES. To calculate the Class C Shares' contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the "old" HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the SAI.

BUY AND SELL PRICES. When you buy Shares of a Fund, the price you will pay per share (the "offering price") is based on the net asset value per share of the applicable class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order, minus any applicable deferred sales charges.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET).

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET).

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET).

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET).

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET).

If we do not receive your request by the times listed above, we will execute your order on the following business day.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

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                                                                      PROSPECTUS
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DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS

We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s) unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type of notification, send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, a Fund's Class A Shares will pay higher dividends than Class B Shares because Class B Shares have a higher distribution fee.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund).

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: Distributions from the Fund that are properly designated as "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund that are derived from interest on obligations that, if held by an individual, would pay interest exempt from California taxation will be exempt from California personal income tax. We expect that the income dividends you receive

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

from the Fund will be exempt from federal and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100. * AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also contribute to the depletion of your principal.

CLASS B SHAREHOLDERS SHOULD ALSO NOTE THE FOLLOWING:

If you expect to withdraw more than 10% of your account's current value in any single year, it may not be in your best interest to participate in SWP because you will have to pay a contingent deferred sales charge on Class B withdrawals of this size.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account.

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
THE HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006 UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                                                             % OF NET ASSETS

100% U.S. Treasury Money Market Fund                                   0.30%

California Tax-Free Money Market Fund                                  0.25%

Diversified Money Market Fund                                          0.29%

U.S Government Money Market Fund                                       0.29%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006.

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                   Dividends and
                            Investment Activities                  Distributions
                           -----------------------              -------------------
                                           Net
                                         Realized
                   Net                     and                                                                     Net
                  Asset                 Unrealized                                    Total From                  Asset
                  Value,       Net     Gain (Loss)     Total        Net                Dividends                  Value,
                Beginning  Investment      on          from     Investment  Capital       and       Redemption     End      Total
                of Period    Income+   Investments  Operations    Income     Gains   Distributions     Fees     of Period   Return*
-----------------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006            $    1.00  $    0.032  $     0.001  $    0.033  $   (0.033) $    --  $      (0.033) $       --  $    1.00    3.32%
2005                 1.00       0.014           --       0.014      (0.014)      --         (0.014)         --       1.00    1.40
2004                 1.00       0.002           --       0.002      (0.002)      --         (0.002)         --       1.00    0.25
2003                 1.00       0.006           --       0.006      (0.006)      --         (0.006)         --       1.00    0.64
2002                 1.00       0.017           --       0.017      (0.017)      --         (0.017)         --       1.00    1.67
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006            $    1.00  $    0.023  $        --  $    0.023  $   (0.023) $    --  $      (0.023) $       --  $    1.00    2.32%
2005                 1.00       0.012           --       0.012      (0.012)      --         (0.012)         --       1.00    1.21
2004                 1.00       0.003           --       0.003      (0.003)      --         (0.003)         --       1.00    0.33
2003                 1.00       0.006           --       0.006      (0.006)      --         (0.006)         --       1.00    0.56
2002                 1.00       0.010           --       0.010      (0.010)      --         (0.010)         --       1.00    1.02
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006            $    1.00  $    0.037  $        --  $    0.037  $   (0.037) $    --  $      (0.037) $       --  $    1.00    3.76%
2005                 1.00       0.017           --       0.017      (0.017)      --         (0.017)         --       1.00    1.69
2004                 1.00       0.004           --       0.004      (0.004)      --         (0.004)         --       1.00    0.39
2003                 1.00       0.007           --       0.007      (0.007)      --         (0.007)         --       1.00    0.75
2002                 1.00       0.018           --       0.018      (0.018)      --         (0.018)         --       1.00    1.83
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006            $    1.00  $    0.036  $        --  $    0.036  $   (0.036) $    --  $      (0.036) $       --  $    1.00    3.67%
2005                 1.00       0.015        0.001       0.016      (0.016)      --         (0.016)         --       1.00    1.61
2004                 1.00       0.003           --       0.003      (0.003)      --         (0.003)         --       1.00    0.32
2003                 1.00       0.007           --       0.007      (0.007)      --         (0.007)         --       1.00    0.67
2002                 1.00       0.017           --       0.017      (0.017)      --         (0.017)         --       1.00    1.67
CLASS B SHARES
For the periods ended July 31,:
2006            $    1.00  $    0.028  $     0.001  $    0.029  $   (0.029) $    --  $      (0.029) $       --  $    1.00    2.93%
2005                 1.00       0.008        0.001       0.009      (0.009)      --         (0.009)         --       1.00    0.87
2004                 1.00       0.001           --       0.001      (0.001)      --         (0.001)         --       1.00    0.05
2003                 1.00       0.001           --       0.001      (0.001)      --         (0.001)         --       1.00    0.12
2002                 1.00       0.009           --       0.009      (0.009)      --         (0.009)         --       1.00    0.92
CLASS C SHARES
For the period ended July 31,:
2006 (1)        $    1.00  $    0.025  $    (0.001) $    0.024  $   (0.024) $    --  $      (0.024) $       --  $    1.00    2.40%

                                                                  Ratio
                                                               of Expenses
                                                                to Average   Ratio of
                                                                Net Assets     Net
                                          Net                   Excluding   Investment
                                        Assets,      Ratio     Fee Waivers    Income
                                          End     of Expenses      and        (Loss)
                                       of Period   to Average   Reduction   to Average
                                         (000)     Net Assets  of Expenses  Net Assets
--------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006                                   $ 177,512      0.78%        1.04%       3.20%
2005                                     201,034      0.78         1.07        1.39
2004                                     164,225      0.77         1.06        0.22
2003                                     186,891      0.78         1.05        0.65
2002                                     226,456      0.74         1.05        1.69
--------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006                                   $ 278,442      0.73%        1.03%       2.30%
2005                                     268,133      0.70         1.07        1.19
2004                                     274,403      0.67         1.06        0.32
2003                                     271,089      0.67         1.04        0.55
2002                                     244,693      0.67         1.04        1.01
--------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006                                   $ 724,910      0.77%        1.04%       3.74%
2005                                     556,443      0.78         1.06        1.67
2004                                     543,320      0.77         1.06        0.38
2003                                     634,443      0.78         1.05        0.76
2002                                     724,983      0.77         1.05        1.85
--------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------------
CLASS A SHARES
For the periods ended July 31,:
2006                                   $  32,754      0.78%        1.04%       3.61%
2005                                      33,440      0.78         1.07        1.55
2004                                      42,134      0.78         1.07        0.32
2003                                      34,513      0.78         1.05        0.68
2002                                      43,701      0.77         1.05        1.68
CLASS B SHARES
For the periods ended July 31,:
2006                                   $     780      1.50%        1.54%       2.83%
2005                                       1,178      1.51         1.57        0.79
2004                                       1,684      1.05         1.57        0.05
2003                                       2,255      1.32         1.55        0.11
2002                                       2,020      1.52         1.55        0.84
CLASS C SHARES
For the period ended July 31,:
2006 (1)                               $      61      1.23%        1.29%       3.80%

Amounts designated as "--" are either $0 or have been rounded to $0.

* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+     Per share amounts calculated using average shares method.

(1)   Commenced operations on December 1, 2005.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME                                          FUND CODE

100% U.S. Treasury Money Market Fund               1
California Tax-Free Money Market Fund              2
Diversified Money Market Fund                      3
U.S. Government Money Market Fund                  4

INSTRUMENT                                                                      FUND CODE    RISK TYPE
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by receivables,                          2, 3         Prepayment
home equity loans, truck and auto loans, leases, credit                                          Market
card receivables and other securities backed by                                                  Credit
other types of receivables or assets.                                                            Regulatory
-----------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                              2, 3         Credit
drawn on and accepted by a commercial bank. They                                                 Liquidity
generally have maturities of six months or less.                                                 Market
-----------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government                                    2-4          Market
or corporate securities that obligate the issuer                                                 Political
to pay the bondholder a specified sum of money,                                                  Liquidity
usually at specific intervals, and to repay the                                                  Foreign Investment
principal amount of the loan at maturity.                                                        Prepayment
-----------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                                     2, 3         Market
with a stated maturity.                                                                          Credit
                                                                                                 Liquidity
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                  2-4          Credit
promissory notes issued by corporations and other entities.                                      Liquidity
Maturities generally vary from a few days to nine months.                                        Market
-----------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts                                   2-4          Market
and standby commitments to purchase the securities at a fixed                                    Liquidity
price (usually with accrued interest) within a fixed period                                      Management
of time following demand by a Fund.
-----------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from                                2-4          Management
an underlying contract, index or security, or any                                                Market
combination thereof, including futures, options                                                  Credit
(e.g., put and calls), options on futures, swap                                                  Liquidity
agreements, and some mortgage-backed securities.                                                 Leverage
                                                                                                 Prepayment
-----------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign                                     3            Market
issuers and obligations of foreign banks, overseas                                               Political
branches of U.S. banks and supranational entities.                                               Liquidity
                                                                                                 Foreign Investment
-----------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
26


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND CODE    RISK TYPE
-----------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                           1-4          Liquidity
sold within seven business days at the value the Fund
has estimated for them. Each HighMark Money Market Fund
may invest up to 10% of its net assets in illiquid securities.
-----------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                                 2-4          Market
investment companies. These may include HighMark Money Market
Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a
shareholder of an investment company, a Fund will indirectly bear investment management fees of that investment company,
which are in addition to the management fees the Fund pays its own adviser.
-----------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or better                         2, 3         Market
by S&P; Baa or better by Moody's; similarly rated by other                                       Credit
nationally recognized rating organizations; or, if not rated,                                    Prepayment
determined to be of comparably high quality by the Funds' adviser.
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by real                               2, 3         Prepayment
estate loans and pools of loans. These include                                                   Market
collateralized mortgage obligations (CMOs) and                                                   Credit
 real estate mortgage investment conduits (REMICs).                                              Regulatory
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or                               2, 3         Market
political subdivision to obtain funds for various public                                         Credit
purposes. Municipal securities may include both taxable and                                      Political
tax-exempt private activity bonds and industrial development                                     Tax
bonds, as well as general obligation bonds, tax  anticipation                                    Regulatory
notes, bond anticipation notes, revenue anticipation notes,                                      Prepayment
project notes, other short-term obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:
GENERAL-OBLIGATION BONDS, which are secured by the taxing
power of the issuer (and, in California, have the approval of voters)
and REVENUE BONDS, which take many shapes and forms but are
generally backed by revenue from a specific project or tax.
These include, but are not limited to, certificates of
participation (COPs); utility and sales tax revenues; tax
increment or tax allocations; housing and special tax,
including assessment district and community facilities district
(Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds
that are secured by a private company.
-----------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND CODE    RISK TYPE
--------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities                      2            Market
from financial institutions such as commercial and                                           Liquidity
investment banks, savings and loan associations and insurance                                Credit
companies. These interests are usually structured as some                                    Tax
form of indirect ownership that allows a Fund to treat
the income from the investment as exempt from federal
income tax. A Fund invests in these interests to obtain
credit enhancement on demand features that would be
available through direct ownership of the underlying
municipal securities.
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security                               2-4          Market
and the simultaneous commitment to return the security                                       Leverage
to the seller at an agreed upon price on an agreed
upon date. This is treated as a loan.
--------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security                            2-4          Market
and the simultaneous commitment to buy the security back                                     Leverage
at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
--------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                      1-4          Liquidity
Securities Act of 1933, such as privately placed commercial                                  Market
paper and Rule 144A securities.
--------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a                           2-4          Market
Fund's total assets. In return a Fund receives                                               Leverage
cash, other securities and/or letters of credit.                                             Liquidity
                                                                                             Credit
--------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper                                   2            Credit
issued by governments and political sub-divisions.                                           Liquidity
                                                                                             Market
                                                                                             Tax
--------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts                                          2, 3         Liquidity
issued by a bank in exchange for a deposit of money.                                         Credit
                                                                                             Market
--------------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                       3, 4         Market
growth receipts and certificates of accrual of
Treasury securities.
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                            2-4          Government-Sponsored Entities
by agencies and instrumentalities of the U.S. government.                                    Market
These include Ginnie Mae, Fannie Mae and Freddie Mac.                                        Credit
Such securities may not be guaranteed or insured by
the U.S. government.
--------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                                 1-4          Market
separately traded registered interest and principal
securities, and coupons under bank entry safekeeping.
--------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
28


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                                      FUND CODE    RISK TYPE
-----------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured                                  2-4          Credit
demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer,
they are not normally traded. Although there is no secondary market in these notes, a Fund may demand payment of
principal and accrued interest at specified intervals.
-----------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                        2-4          Credit
interest rates that are reset daily, weekly, quarterly or on                                 Liquidity
some other schedule. Such instruments may be payable to a                                    Market
Fund on demand.
-----------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                                 1-4          Market
A purchase of, or contract to purchase, securities at a fixed                                Leverage
price for delivery at a future date.                                                         Liquidity
                                                                                             Credit
-----------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-                              3            Market
denominated bonds issued by foreign corporations                                             Credit
or governments. Sovereign bonds are those issued by
the government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those issued by
Canadian provinces.
-----------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                          1-4          Credit
debt that pay no interest, but are issued at a discount from                                 Market
their value at maturity. When held to maturity, their entire                                 Zero Coupon
return equals the difference between their issue price and
their maturity value.
-----------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              29


--------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK. The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

----------
PROSPECTUS
----------
30


HIGHMARK FUNDS
--------------------------------------------------------------------------------

PREPAYMENT RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              31


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
32


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL:  write to us at
          SEI Investments Distribution Co.
          1 Freedom Valley Drive
          Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com

                                                                 HMK-PS-014-0300
                                                                   84822-B-11/06

--------------------------------------------------------------------------------
                                                            NOVEMBER 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

MONEY MARKET                     FIDUCIARY SHARES
--------------------------------------------------------------------------------

prospectus                         o 100% U.S. Treasury Money Market Fund

                                   o California Tax-Free Money Market Fund

                                   o Diversified Money Market Fund

                                   o U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of HighMark's Money Market Funds (the "Funds") that you should know before investing. Each Fund also offers two additional classes of Shares called Class A Shares and Class S Shares, which are offered in separate prospectuses. In addition, the HighMark U.S. Government Money Market Fund offers additional classes of Shares called Class B Shares and Class C Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

100% U.S. Treasury Money Market Fund ......................................    2
California Tax-Free Money Market Fund .....................................    5
Diversified Money Market Fund .............................................    8
U.S. Government Money Market Fund .........................................   11

SHAREOWNER GUIDE -- HOW TO INVEST IN THE
HIGHMARK FUNDS

Choosing a Share Class ....................................................   14
Payment to Financial Firms ................................................   14
Opening an Account ........................................................   15
Buying Shares .............................................................   16
Selling Shares ............................................................   16
Exchanging Shares .........................................................   17
Transaction Policies ......................................................   17
Dividends .................................................................   18
Taxes .....................................................................   19
Investor Services .........................................................   19

MORE ABOUT THE HIGHMARK FUNDS

Investment Management .....................................................   20
Financial Highlights ......................................................   21
Other Investment Matters ..................................................   22
Glossary of Investment Risks ..............................................   25

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Funds.

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]       FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]        FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. Treasury obligations
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Invests exclusively in short-term U.S. Treasury obligations
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
      ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the Treasury market as a whole and/or demand for individual Treasury securities.

o     Imbalances in the supply of Treasuries relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

For more information about these risks, please see "Glossary of Investment Risks" on page 25. For more information about additional risks to which the Fund may be subject, please see page 22.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.57%   4.87%   4.86%   4.41%   5.58%   3.71%    1.33%   0.60%   0.74%  2.47%
--------------------------------------------------------------------------------
 1996    1997    1998    1999    2000    2001     2002    2003    2004   2005

                     BEST QUARTER        WORST QUARTER
                         1.46%               0.11%
                      (12/31/00)           (9/30/03)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.07%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                       SINCE
                                     1 YEAR    5 YEARS    10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
  Fiduciary Shares                    2.47%     1.76%       3.30%       4.27%
--------------------------------------------------------------------------------

*     Since 8/10/87.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                       CONTINUED



--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS           CUSIP         TICKER
                             ---------------------------------------
                             Fiduciary       431114503     HMTXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)        0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                  0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        0%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                 0.30%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           0.48%
                                                                                         ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                   0.78%
Fee Waivers                                                                              0.23%
  NET EXPENSES+                                                                          0.55%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.55% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares:  0.53%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS        5 YEARS          10 YEARS

FIDUCIARY SHARES         $56              $224           $409             $942

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                   To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                  California tax-free money market securities
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY     Attempts to invest in high-quality, short-term California tax-free securities
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY            Low
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                  California residents seeking income exempt from federal and California state personal income taxes
      ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times, the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

o     Imbalances in the supply of securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 25. For more information about additional risks to which the Fund may be subject, please see page 22.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

3.12%   3.29%   2.89%   2.64%   3.27%   2.15%   1.03%   0.63%   0.80%   1.93%
------------------------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                     BEST QUARTER        WORST QUARTER
                         0.88%               0.11%
                      (6/30/00)            (9/30/03)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.15%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND 1
  Fiduciary Shares                      1.93%     1.31%     2.17%       2.39%*
--------------------------------------------------------------------------------

1 Performance for the Fiduciary Shares includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

*     Since 6/10/91.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

--------------------------------------------------------------------------------


[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS            CUSIP           TICKER
                             -----------------------------------------
                             Fiduciary        431114842       HMCXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things.

The managers consider HIGH-QUALITY SECURITIES to be those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED]  FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                 0.30%
Distribution (12b-1) Fees                                                                0.00%
Other Expenses                                                                           0.49%
                                                                                         ----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                   0.79%
Fee Waivers                                                                              0.24%
  NET EXPENSES+                                                                          0.55%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.55% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

             Fiduciary Shares:  0.48%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                           1 YEAR        3 YEARS       5 YEARS      10 YEARS

FIDUCIARY SHARES             $56           $226          $413         $953

----------
PROSPECTUS
----------
8


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 High-quality, short-term debt securities
      ------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking our typically highest-yielding money market fund.
      ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in non-rated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates.

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities.

o Current imbalances in the supply of high-quality, short-term securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 25. For more information about additional risks to which the Fund may be subject, please see page 22.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  5.05%   5.21%   5.15%   4.78%   6.08%   3.92%   1.46%   0.73%   0.94%   2.82%
 -------------------------------------------------------------------------------
  1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                  BEST QUARTER           WORST QUARTER
                      1.57%                   0.15%
                   (9/30/00)               (6/30/04)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.40%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND 1
  Fiduciary Shares                      2.82%     1.97%     3.60%       3.85%*
--------------------------------------------------------------------------------

1 Performance for the Fiduciary Shares includes the performance of the Stepstone Money Market Fund for the periods prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

*     Since 2/1/91.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)


--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS         CUSIP          TICKER
                             -------------------------------------
                             Fiduciary     431114883      HMDXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.00%
Other Expenses                                                                          0.49%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 0.79%
Fee Waivers                                                                             0.24%
   NET EXPENSES+                                                                        0.55%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.55% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares:  0.53%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                      1 YEAR          3 YEARS          5 YEARS          10 YEARS

FIDUCIARY SHARES        $56             $226             $413             $953

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek current income with liquidity and stability of principal
      ------------------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 Short-term obligations issued or guaranteed by the U.S. government and its agencies
      ------------------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Employs top-down analysis of economic and market factors to select Fund investments
      ------------------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Low
      ------------------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Short-term or risk-averse investors seeking a money market fund investing primarily in U.S.
                                       government obligations
      ------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

o     Imbalances in the supply of U.S. government securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 22.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND ?

Your investment in the fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

For more information about these risks, please see "Glossary of Investment Risks" on page 25. For more information about additional risks to which the Fund may be subject, please see page 22.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                     (CONTINUED)

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how it will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S FIDUCIARY SHARES FROM YEAR TO YEAR.*

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  4.69%   5.00%   5.02%   4.66%   5.95%   3.66%   1.38%   0.67%   0.85%   2.75%
--------------------------------------------------------------------------------
  1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                     BEST QUARTER        WORST QUARTER
                        1.54%                0.13%
                      (9/30/00)            (6/30/04)

* THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.32%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
  Fiduciary Shares                      2.75%     1.85%      3.45%      4.40%*
--------------------------------------------------------------------------------

*     Since 8/10/87.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or seven-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.


--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED]  FUND
                              INFORMATION

                              CLASS        CUSIP         TICKER
                              -----------------------------------
                              Fiduciary    431114701     HMGXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees that you would pay directly from your investment if you purchased or sold Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                        SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)       0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                 0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                       0%

------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------
                                                                                      FIDUCIARY
                                                                                        SHARES
Investment Advisory Fees                                                                0.30%
Distribution (12b-1) Fees                                                               0.00%
Other Expenses                                                                          0.49%
                                                                                        ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 0.79%
Fee Waivers                                                                             0.24%
   NET EXPENSES+                                                                        0.55%

*     Does not include any wire transfer fees, if applicable.

+ The Fund's Adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 0.55% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares:  0.53%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR   3 YEARS    5 YEARS    10 YEARS

FIDUCIARY SHARES                          $56      $226       $413       $953

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares:

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     Available only to the following investors and accounts:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed-Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark Equity or Fixed-Income Fund that they purchased prior to June 20, 1994, within an account registered in their name with the Funds;

      o Current or retired trustees of HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors, or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority or financial planners who are buying Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 per Fund.

FOR THE ACTUAL PAST EXPENSES OF THE FIDUCIARY SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A AND CLASS S SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. THE U.S. GOVERNMENT MONEY MARKET FUND ALSO OFFERS CLASS B AND CLASS C SHARES (CLASS A, CLASS B AND CLASS C SHARES ARE COLLECTIVELY "RETAIL SHARES"). RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CLASS S SHARES ARE AVAILABLE ONLY TO INVESTORS IN THE UNION BANK OF CALIFORNIA CORPORATE SWEEP PRODUCT. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediaries may receive certain payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. A Fund may make payments under HighMark Funds' shareholder services plans relating to the Fiduciary Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the applicable Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of such Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other Funds not offered in this prospectus.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for the Fiduciary Shares of the HighMark Funds are as follows:

      o     INITIAL PURCHASE:       $1,000 for each Fund

                                    $100 for each Fund for
                                    Automatic Investment Plan

      o     ADDITIONAL PURCHASES:   $100 for each Fund

                                    $100 monthly minimum per
                                    Fund for Automatic Investment Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

      obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS' ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address below).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in any Fund drops below the minimum initial purchase

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                                                                              17


--------------------------------------------------------------------------------

amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in a Fund and then sell some of your Shares within a fairly short period of time. Before any Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Fiduciary Shares of one HighMark Fund for those of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Invest in the same share class in the new HighMark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the net asset values of the shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A, Class B or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the SAI.

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it after we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS

We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. If you are a shareholder of a Money Market Fund, you may also notify our Transfer Agent to reinvest any income and capital gains distributions in the same class of an Equity Fund. To make either type or notification,

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                                                                              19


--------------------------------------------------------------------------------

send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund).

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: Distributions from the Fund that are properly designated as "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund that are derived from interest on obligations that, if held by an individual, would pay interest exempt from California taxation will be exempt from California personal income tax. We expect that the income dividends you receive from the Fund will be exempt from federal and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.

SEE THE SAI FOR FURTHER DETAILS.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to invest regularly in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

* There is a lower, $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via the Automated Clearing House ("ACH") can be run on any date. If your automatic withdrawals through SWP exceed the income your Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and/or frequent withdrawals. Fluctuations in the net asset value per share of your Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund. The minimum monthly exchange is $1,200 per Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Program, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund(s) account.

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Program, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our transfer agent (a medallion guarantee may be required).

MORE ABOUT THE
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                                                            % OF NET ASSETS

100% U.S. Treasury
   Money Market Fund                                            0.30%
California Tax-Free
   Money Market Fund                                            0.25%
Diversified Money
   Market Fund                                                  0.29%
U.S. Government
   Money Market Fund                                            0.29%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

                                                                   Dividends and
                            Investment Activities                  Distributions
                           -----------------------              -------------------
                                           Net
                                        Realized
                   Net                     and                                                                     Net
                  Asset                Unrealized                                     Total from                  Asset
                  Value,       Net     Gain (Loss)    Total         Net                Dividends                 Value,
                Beginning  Investment      on          from     Investment  Capital       and       Redemption     End      Total
                of Period    Income+   Investments  Operations    Income     Gains   Distributions     Fees     of Period  Return*
-----------------------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006              $ 1.00     $ 0.035       $ --       $ 0.035    $ (0.035)    $ --     $ (0.035)       $ --       $ 1.00    3.58%
2005                1.00       0.016         --         0.016      (0.016)      --       (0.016)         --         1.00    1.65
2004                1.00       0.005         --         0.005      (0.005)      --       (0.005)         --         1.00    0.50
2003                1.00       0.009         --         0.009      (0.009)      --       (0.009)         --         1.00    0.89
2002                1.00       0.019         --         0.019      (0.019)      --       (0.019)         --         1.00    1.92
-----------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006              $ 1.00     $ 0.025       $ --       $ 0.025    $ (0.025)    $ --     $ (0.025)       $ --       $ 1.00    2.57%
2005                1.00       0.014         --         0.014      (0.014)      --       (0.014)         --         1.00    1.46
2004                1.00       0.006         --         0.006      (0.006)      --       (0.006)         --         1.00    0.58
2003                1.00       0.008         --         0.008      (0.008)      --       (0.008)         --         1.00    0.81
2002                1.00       0.013         --         0.013      (0.013)      --       (0.013)         --         1.00    1.27
-----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006              $ 1.00     $ 0.039       $ --       $ 0.039    $ (0.039)    $ --     $ (0.039)       $ --       $ 1.00    4.02%
2005                1.00       0.019         --         0.019      (0.019)      --       (0.019)         --         1.00    1.94
2004                1.00       0.006         --         0.006      (0.006)      --       (0.006)         --         1.00    0.64
2003                1.00       0.010         --         0.010      (0.010)      --       (0.010)         --         1.00    1.00
2002                1.00       0.021         --         0.021      (0.021)      --       (0.021)         --         1.00    2.08
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006              $ 1.00     $ 0.039       $ --       $ 0.039    $ (0.039)    $ --     $ (0.039)       $ --       $ 1.00    3.93%
2005                1.00       0.018         --         0.018      (0.018)      --       (0.018)         --         1.00    1.86
2004                1.00       0.006         --         0.006      (0.006)      --       (0.006)         --         1.00    0.57
2003                1.00       0.009         --         0.009      (0.009)      --       (0.009)         --         1.00    0.92
2002                1.00       0.019         --         0.019      (0.019)      --       (0.019)         --         1.00    1.93

                                                                      Ratio
                                                                   of Expenses
                                                                    to Average   Ratio of
                                                                    Net Assets      Net
                                             Net                    Excluding   Investment
                                           Assets,       Ratio     Fee Waivers    Income
                                             End      of Expenses      and        (Loss)
                                          of Period    to Average   Reduction   to Average
                                            (000)      Net Assets  of Expenses  Net Assets
-------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                                     $   391,906     0.52%        0.78%        3.54%
2005                                         406,281     0.53         0.82         1.60
2004                                         415,385     0.52         0.81         0.47
2003                                         528,462     0.53         0.80         0.88
2002                                         485,283     0.49         0.80         1.89
-------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                                     $   176,711     0.48%        0.79%        2.53%
2005                                         188,716     0.45         0.82         1.44
2004                                         205,576     0.42         0.81         0.57
2003                                         253,367     0.42         0.79         0.80
2002                                         275,530     0.42         0.79         1.28
-------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
-------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                                     $ 1,923,511     0.52%        0.79%        3.93%
2005                                       2,118,149     0.53         0.81         1.91
2004                                       2,039,495     0.52         0.81         0.63
2003                                       1,880,002     0.53         0.80         1.01
2002                                       2,135,421     0.52         0.80         2.07
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-------------------------------------------------------------------------------------------
FIDUCIARY SHARES
For the periods ended July 31,:
2006                                     $   506,572     0.53%        0.79%        3.88%
2005                                         437,804     0.53         0.82         1.83
2004                                         386,661     0.53         0.82         0.57
2003                                         570,998     0.53         0.80         0.91
2002                                         575,014     0.52         0.80         1.89

Amounts designated as "--" are either $0 or have been rounded to $0.

* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+     Per share amounts calculated using average shares method.

----------
PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.

FUND NAME                                                  FUND CODE
100% U.S. Treasury Money Market Fund                       1
California Tax-Free Money Market Fund                      2
Diversified Money Market Fund                              3
U.S. Government Money Market Fund                          4

INSTRUMENT                                                                          FUND CODE      RISK TYPE
-------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by receivables,                          2, 3           Prepayment
home equity loans, truck and auto loans, leases, credit                                            Market
card receivables and other securities backed by                                                    Credit
other types of receivables or assets.                                                              Regulatory
-------------------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                               2, 3           Credit
drawn on and accepted by a commercial bank. They                                                    Liquidity
generally have maturities of six months or less.                                                    Market
-------------------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or                                 2-4            Market
corporate securities that obligate the issuer to pay the                                           Political
bondholder a specified sum of money, usually at specific                                            Liquidity
intervals, and to repay the principal amount of the loan at maturity.                               Prepayment
-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                              2, 3           Market
stated maturity.                                                                                   Credit
                                                                                                   Liquidity
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                  2-4            Credit
promissory notes issued by corporations and other entities.                                        Liquidity
Maturities generally vary from a few days to nine months.                                          Market
-------------------------------------------------------------------------------------------------------------------------------
DEMAND FEATURES: Securities that are subject to puts and standby                    2-4            Market
commitments to purchase the securities at a fixed                                                  Liquidity
price (usually with accrued interest) within a fixed period                                        Management
of time following demand by a Fund.
-------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                             2-4            Management
underlying contract, index or security, or any combination                                         Market
thereof, including futures, options (e.g., put and calls),                                         Credit
options on futures, swap agreements, and some                                                      Liquidity
mortgage-backed securities.                                                                        Leverage
                                                                                                   Prepayment
-------------------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign issuers                             3              Market
and obligations of foreign banks, overseas branches of                                             Political
U.S. banks and supranational entities.                                                             Liquidity
-------------------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be                           1-4            Liquidity
sold within seven business days at the value the Fund has
estimated for them. Each HighMark Money Market Fund
may invest up to 10% of its net assets in illiquid securities.
-------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

INSTRUMENT                                                                          FUND CODE      RISK TYPE
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment                      2-4            Market
companies. These may include HighMark Money Market Funds
and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a Fund will indirectly bear investment
management fees of that investment company, which are in
addition to the management fees the Fund pays its own adviser.
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or better by                      2, 3           Market
S&P; Baa or better by Moody's; similarly rated by other                                            Credit
nationally recognized rating organizations; or, if not rated,                                      Prepayment
determined to be of comparably high quality by the Funds' adviser.
-------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by real estate                        2, 3           Prepayment
loans and pools of loans. These include collateralized mortgage                                    Market
obligations (CMOs) and real estate mortgage investment conduits (REMICs).                          Credit
                                                                                                   Regulatory
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political                     2, 3           Market
subdivision to obtain funds for various public purposes.                                           Credit
Municipal securities may include both taxable and tax-exempt                                       Political
private activity bonds and industrial development bonds, as well as                                Tax
general obligation bonds, tax anticipation notes, bond anticipation                                Regulatory
notes, revenue anticipation notes, project notes, other short-term                                 Prepayment
obligations such as municipal leases, and obligations of municipal housing authorities (single family revenue bonds).

There are two general types of municipal bonds:
GENERAL-OBLIGATION BONDS, which are secured by the taxing power of the issuer (and, in California, have the approval of voters)
and REVENUE BONDS, which take many shapes and forms but are
generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation
(COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment
district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital
revenue; and industrial development bonds that are secured by a private company.
-------------------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from                     2              Market
financial institutions such as commercial and investment banks,                                    Liquidity
savings and loan associations and insurance companies. These                                       Credit
interests are usually structured as some form of indirect                                          Tax
ownership that allows a Fund to treat the income from
the investment as exempt from federal income tax. A Fund invests in these interests to obtain credit enhancement on demand
features that would be available through direct ownership
of the underlying municipal securities.
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the                           2-4            Market
simultaneous commitment to return the security to the seller                                       Leverage
at an agreed upon price on an agreed upon date. This is treated as a loan.
-------------------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                                          FUND CODE      RISK TYPE
-------------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and                            2-4            Market
the simultaneous commitment to buy the security back at an                                         Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
-------------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                          1-4            Liquidity
Securities Act of 1933, such as privately placed commercial                                        Market
paper and Rule 144A securities.
-------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a                               2-4            Market
Fund's total assets. In return a Fund receives cash, other                                         Leverage
securities and/or letters of credit.                                                               Liquidity
                                                                                                   Credit
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued                                2              Credit
by governments and political sub-divisions.                                                        Liquidity
                                                                                                   Market
                                                                                                   Tax
-------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                          2, 3           Liquidity
exchange for a deposit of money.                                                                   Credit
                                                                                                   Market
-------------------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                           3, 4           Market
growth receipts and certificates of accrual of
Treasury securities.
-------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                                2-4            Government-Sponsored
by agencies and instrumentalities of the U.S. government.                                          Entities
These include Ginnie Mae, Fannie Mae and Freddie Mac.
Such securities may not be guaranteed or insured by the                                             Market
U.S.government.                                                                                     Credit
-------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately                          1-4            Market
traded registered interest and principal securities, and
coupons under bank entry safekeeping.
-------------------------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand                               2-4            Credit
notes that permit the indebtedness to vary and provide for
periodic adjustments in the interest rate according to the
terms of the instrument. Because master demand notes are
direct lending arrangements between HighMark Funds and
the issuer, they are not normally traded. Although there is no secondary market in these notes, a Fund may demand
payment of principal and accrued interest at specified intervals.
-------------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                            2-4            Credit
interest rates that are reset daily, weekly, quarterly or on                                       Liquidity
some other schedule. Such instruments may be payable to a                                          Market
Fund on demand.
-------------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              25


--------------------------------------------------------------------------------

INSTRUMENT                                                                          FUND CODE      RISK TYPE
-------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                                     1-4            Market
A purchase of, or contract to purchase, securities at a fixed                                      Leverage
price for delivery at a future date.                                                               Liquidity
                                                                                                   Credit
-------------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-                                  3              Market
denominated bonds issued by foreign corporations                                                   Credit
or governments. Sovereign bonds are those issued by the
government of a foreign country. Supranational bonds are those issued by supranational entities, such as the World Bank and
European Investment Bank. Canadian bonds are those issued by
Canadian provinces.
-------------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                              1-4            Credit
debt that pay no interest, but are issued at a discount from                                       Market
their value at maturity. When held to maturity, their entire                                       Zero Coupon
return equals the difference between their issue price and their maturity value.
-------------------------------------------------------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an

----------
PROSPECTUS
----------
26


HIGHMARK FUNDS
--------------------------------------------------------------------------------

issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK: The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST-RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

PREPAYMENT RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              27


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
28


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com

                                                                 HMK-PS-013-0300
                                                                   84822-A-11/06

--------------------------------------------------------------------------------
                                                        NOVEMBER 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

MONEY MARKET                           CLASS S SHARES
--------------------------------------------------------------------------------
                                        o  100% U.S. Treasury Money Market Fund
prospectus
                                        o  California Tax-Free Money Market Fund

                                        o  Diversified Money Market Fund

                                        o  U.S. Government Money Market Fund

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS LOGO OMITTED](R)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The funds have individual investment goals and strategies. This prospectus gives you important information about the Class S Shares of HighMark's Money Market Funds (the "Funds") that you should know before investing. Each Fund also offers two additional classes of Shares called Fiduciary Shares and Class A Shares which are offered in separate prospectuses. In addition, the HighMark U.S. Government Money Market Fund offers additional classes of Shares called Class B Shares and Class C Shares.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Funds.

INDIVIDUAL HIGHMARK FUND PROFILES

100% U.S. Treasury Money Market Fund ......................................    2
California Tax-Free Money Market Fund .....................................    5
Diversified Money Market Fund .............................................    8
U.S. Government Money Market Fund .........................................   11

SHAREOWNER GUIDE -- HOW TO INVEST IN THE HIGHMARK FUNDS

Choosing a Share Class ....................................................   14
Fees for Distribution of Shares ...........................................   14
Payments to Financial Firms ...............................................   14
Buying and Selling Shares .................................................   15
Transaction Policies ......................................................   15
Dividends .................................................................   17
Taxes .....................................................................   17

MORE ABOUT THE HIGHMARK FUNDS

Investment Management .....................................................   18
Financial Highlights ......................................................   19
Other Investment Matters ..................................................   20
Glossary of Investment Risks ..............................................   23

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities are traded.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

Each Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests each Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause a Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Funds.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]             FUND SUMMARY

[QUOTES GRAPHIC OMITTED]                INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]      WHAT ARE THE MAIN
                                        RISKS OF INVESTING
                                        IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]               PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]         DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]            FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]           FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2

HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY

       INVESTMENT GOAL                 To seek current income with liquidity and stability of principal
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                U.S. Treasury obligations
       -----------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY   Invests exclusively in short-term U.S. Treasury obligations
       -----------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY          Low
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                Highly risk averse investors seeking current income from a money market fund that invests entirely in U.S. Treasury securities
       -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark 100% U.S. Treasury Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests exclusively in U.S. Treasury securities and separately traded components of those securities called "STRIPs."

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the Treasury market as a whole and/or for individual Treasury securities.

o     Imbalances in the supply of Treasuries relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

For more information about these risks, please see "Glossary of Investment Risks" on page 23. For more information about additional risks to which the Fund may be subject, please see page 20.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR. 1,(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 4.57%   4.87%   4.86%   4.26%   5.00%    3.14%    0.78%    0.13%   0.25%  1.91%
--------------------------------------------------------------------------------
 1996    1997    1998    1999    2000     2001     2002     2003    2004   2005

                       BEST QUARTER         WORST QUARTER
                           1.32%                0.02%
                        (12/31/00)            (3/31/04)

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.69%

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                              1 YEAR      5 YEARS      10 YEARS       INCEPTION*
--------------------------------------------------------------------------------
100% U.S. TREASURY
MONEY MARKET FUND
  Class S Shares               1.91%       1.24%       2.96%(a)        4.09%(a)
--------------------------------------------------------------------------------

*     Since 8/10/87.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield". For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark 100% U.S. Treasury Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)


--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class S      431112606     HUSXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.
--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
4


HIGHMARK MONEY MARKET FUNDS
100% U.S. TREASURY MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)               0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                      0%


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.55%
Other Expenses                                                                         0.24%
                                                                                      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.09%*

* The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

                            Class S Shares:   1.07%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS

CLASS S SHARES                   $111         $347         $601         $1,329

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5

HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                 To seek current income exempt from federal and California state personal income taxes with liquidity and stability of principal
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                California tax-free money market securities
       -----------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY   Attempts to invest in high-quality, short-term California tax-free securities
       -----------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY          Low
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                California residents seeking income exempt from federal and California state personal income taxes
       -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark California Tax-Free Money Market Fund seeks as high a level of current income exempt from federal and California personal income tax as is consistent with the preservation of capital and stability of principal.

To pursue this goal, the Fund normally invests at least 80% of its total assets in short-term, HIGH-QUALITY California MUNICIPAL SECURITIES. It may also invest in non-rated securities that the portfolio managers judge to be of comparably high quality. At times the Fund may also invest up to 10% of its assets in other mutual funds with similar objectives. The Fund may, in addition, invest up to 20% in short-term obligations that pay interest which is not exempt from California personal income taxes, federal income taxes and/or the alternative minimum tax.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the California municipal securities market as a whole and/or for individual securities.

o     Imbalances in the supply of securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

In an effort to preserve the value of your investment under volatile market conditions, the managers may temporarily invest a significant amount of the Fund's assets in very short-term taxable obligations called money market securities. They may also do so when there is not a sufficient supply of California municipal securities that meet their investment criteria.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

STATE SPECIFIC RISK: By concentrating its investments in California, the Fund may be more vulnerable to unfavorable developments in that state than funds that are more geographically diversified.

INTEREST-RATE RISK: The possibility that the Fund's investments will decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its obligations. The lower a security's rating, the greater its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 23. For more information about additional risks to which the Fund may be subject, please see page 20.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)
--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
6


HIGHMARK MONEY MARKET FUNDS
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR. 1,(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

3.12%   3.29%   2.89%   2.50%   2.71%   1.59%   0.48%   0.14%   0.26%   1.37%
--------------------------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                     BEST QUARTER         WORST QUARTER
                         0.87%                0.01%
                      (6/30/97)             (3/31/04)

1 THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 1.77%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                     SINCE
                                 1 YEAR     5 YEARS     10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE
MONEY MARKET FUND 1
  Class S Shares                  1.37%      0.77%      1.83%(a)    2.16%(a)
--------------------------------------------------------------------------------

1 The performance data includes the performance of the Stepstone California Tax-Free Money Market Fund for the period prior to its consolidation with the HighMark California Tax-Free Money Market Fund on 4/25/97.

*     Since 6/10/91.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 6/10/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark California Tax-Free Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.


--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class S      431112705     HCSXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

MUNICIPAL SECURITIES are issued by California and other states, cities and municipalities to help finance utilities, schools, public works projects and facilities, among other things. The managers consider HIGH-QUALITY SECURITIES to be those rated in the top two credit rating categories by nationally recognized rating agencies such as Standard & Poor's.
--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               7


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                       0%


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.55%
Other Expenses                                                                         0.24%
                                                                                      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.09%*

* The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

                            Class S Shares:   1.02%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS

CLASS S SHARES                   $111          $347         $601        $1,329

----------
PROSPECTUS
----------
8

HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                 To seek current income with liquidity and stability of principal
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                High-quality, short-term debt securities
       -----------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY   Employs top-down analysis of economic and market factors to select
                                       Fund investments
       -----------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY          Low
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                Short-term or risk-averse investors seeking our typically highest-yielding money market fund
       -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Diversified Money Market Fund seeks to generate current income with liquidity and stability of principal. To pursue this goal, the Fund invests primarily in high-quality, short-term debt securities. "High-quality" securities are those that at least one nationally recognized rating agency such as Standard & Poor's has judged financially strong enough to be included in its highest credit-quality category for short-term securities. The Fund may also invest in nonrated securities if the portfolio managers believe they are of comparably high quality.

In choosing investments for the Fund, the portfolio managers consider several factors, including:

o     The outlook for interest rates.

o Buying and selling activity in the high-quality, short-term securities market as a whole and/or for individual securities.

o Current imbalances in the supply of high-quality, short-term securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

Although the portfolio managers strive to ensure that the Fund is diversified, from time to time they may concentrate the Fund's assets in certain securities issued by U.S. banks, U.S. branches of foreign banks and foreign branches of U.S. banks, to the extent permitted under applicable SEC guidelines, if they believe it is in the best interest of the Fund's shareholders.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates, or that the Fund's yield will decrease due to a decline in interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

For more information about these risks, please see "Glossary of Investment Risks" on page 23. For more information about additional risks to which the Fund may be subject, please see page 20.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               9


--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR. 1,(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

5.05%   5.21%   5.15%   4.63%   5.50%   3.36%   0.91%   0.18%   0.39%   2.26%
--------------------------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                       BEST QUARTER         WORST QUARTER
                           1.43%                0.02%
                         (9/30/00)            (6/30/04)

1 THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 3.02%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05.

                                                                        SINCE
                                1 YEAR       5 YEARS      10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
DIVERSIFIED MONEY
MARKET FUND 1
  Class S Shares                 2.26%        1.41%       3.24%(a)     3.62%(a)
--------------------------------------------------------------------------------

1 Performance data includes the performance of the Stepstone Money Market Fund for the period prior to its consolidation with the HighMark Diversified Money Market Fund on 4/25/97.

*     Since 2/1/91.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 2/1/91, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark Diversified Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings. To obtain current yield information for the Fund, please call 1-800-433-6884.

                                                                     (CONTINUED)


--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class S      431112408     HDSXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's maturity, the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
10


HIGHMARK MONEY MARKET FUNDS
DIVERSIFIED MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fund Shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                       0%


---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.55%
Other Expenses                                                                         0.25%
                                                                                      -----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                1.10%*

* The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

                            Class S Shares:    1.08%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS

CLASS S SHARES                   $112         $350         $606         $1,340

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              11

HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
       INVESTMENT GOAL                 To seek current income with liquidity and stability of principal
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTMENT FOCUS                Short-term obligations issued or guaranteed by the U.S. government and its agencies
       -----------------------------------------------------------------------------------------------------------------------------
       PRINCIPAL INVESTMENT STRATEGY   Employs top-down analysis of economic and market factors to select Fund investments
       -----------------------------------------------------------------------------------------------------------------------------
       SHARE PRICE VOLATILITY          Low
       -----------------------------------------------------------------------------------------------------------------------------
       INVESTOR PROFILE                Short-term or risk-averse investors seeking a money market fund investing primarily in
                                       U.S. government obligations
       -----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark U.S. Government Money Market Fund seeks current income with liquidity and stability of principal. To pursue this goal, the Fund invests exclusively in short-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, such as the Government National Mortgage Association ("Ginnie Mae") and the Federal National Mortgage Association ("Fannie Mae"). Some of these debt obligations may be subject to repurchase agreements. In certain cases, securities issued by government-sponsored agencies may not be guaranteed or insured by the U.S. government.

To limit the Fund's interest-rate risk, the Fund's managers will maintain an average weighted portfolio MATURITY of 90 days or less. In addition, each individual security in the portfolio will have an effective maturity of no more than 397 days.

In choosing investments for the Fund, the portfolio managers consider such factors as:

o     The outlook for interest rates.

o Buying and selling activity in the U.S. government securities market as a whole and/or for individual securities.

o     Imbalances in the supply of U.S. government securities relative to demand.

o     The appropriateness of particular securities to the Fund's objectives.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 20.


--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

INTEREST-RATE RISK: The possibility that the Fund's investments may decline in value due to an increase in interest rates, or that the Fund's yield will decrease due to declining interest rates.

CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its securities. In general, the lower a security's credit rating, the higher its credit risk.

GOVERNMENT-SPONSORED ENTITIES RISK: The securities in which the Fund invests that are issued by government-sponsored entities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

For more information about these risks, please see "Glossary of Investment Risks" on page 23. For more information about additional risks to which the Fund may be subject, please see page 20.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A., ITS AFFILIATES OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                                     (CONTINUED)
--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
12


HIGHMARK MONEY MARKET FUNDS
U.S. GOVERNMENT MONEY MARKET FUND (CONTINUED)
--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

THIS BAR CHART SHOWS THE PERFORMANCE OF THE FUND'S CLASS S SHARES FROM YEAR TO YEAR. 1,(a)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL.]

4.69%   5.00%   5.02%   4.51%   5.37%   3.09%   0.83%   0.14%   0.33%   2.19%
--------------------------------------------------------------------------------
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005

                      BEST QUARTER         WORST QUARTER
                          1.40%                0.01%
                        (9/30/00)            (3/31/04)

1 THE PERFORMANCE INFORMATION ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S TOTAL RETURN FROM 1/1/2006 TO 9/30/2006 WAS 2.94%.

THIS TABLE SHOWS THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDING 12/31/05

                                                                        SINCE
                                1 YEAR       5 YEARS      10 YEARS    INCEPTION*
--------------------------------------------------------------------------------
U.S. GOVERNMENT
MONEY MARKET FUND
  Class S Shares                2.19%         1.31%       3.10%(a)     4.21%(a)
--------------------------------------------------------------------------------

*     Since 8/10/87.

(a) Prior to 9/30/99, performance for Class S Shares is based on Fiduciary Share performance. Fiduciary Shares, which were first offered 8/10/87, are not offered in this prospectus; however, because they are invested in the same portfolio of securities, annual returns for the two classes would be substantially similar. The performance of the Fiduciary Shares does not reflect Class S Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

YIELD

The income a fund generates is commonly referred to as its "yield." For money market funds in particular, yield is a more useful indication than total return of how a portfolio is performing. As a result, advertisements and other communications about the HighMark U.S. Government Money Market Fund will typically mention the portfolio's yield. There are various types of yield, including current or 7-day yield and effective yield. All mutual funds must use the same formulas to calculate each of these yields.

The formula for effective yield assumes that investors take advantage of compounding by reinvesting their dividends; current or seven-day yield does not make the same assumption. As a result, a portfolio's effective yield typically will be slightly higher than its current or seven-day yield. Both types of yield will tend to fluctuate daily due to such factors as a fund's interest-rate exposure as well as the type and credit quality of its portfolio holdings.

To obtain current yield information for the Fund, please call 1-800-433-6884.


--------------------------------------------------------------------------------
[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS        CUSIP         TICKER
                             -----------------------------------
                             Class S      431112507     HGSXX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

A portfolio's level of interest rate exposure is commonly indicated by the term MATURITY. Generally speaking, the longer a portfolio's the greater its level of interest rate exposure and, in turn, its risk/return potential.

--------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              13


--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold fund shares. The first table describes the fees you would pay directly from your investment if you buy or sell Fund Shares. The second table describes the expenses you would pay indirectly if you held Fund Shares.

---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)      0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                0%
Redemption Fee (as a percentage of amount redeemed, if applicable)                       0%

---------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------
                                                                                      CLASS S
                                                                                      SHARES
Investment Advisory Fees                                                               0.30%
Distribution (12b-1) Fees                                                              0.55%
Other Expenses                                                                         0.24%
                                                                                      -----
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.09%*

* The Fund's total actual operating expenses for the most recent fiscal year were less than the amount shown above because additional fees were waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

                            Class S Shares:   1.07%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                1 YEAR       3 YEARS      5 YEARS      10 YEARS

CLASS S SHARES                   $111         $347         $601         $1,329

----------
PROSPECTUS
----------
14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the HighMark Fund profiles included in this prospectus and consider which Funds are appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Funds do not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund Shares, Class S Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Class S Shares:

CLASS S SHARES

o     No sales charge.

o     Distribution (12b-1) fees of 0.55%.

o Available only to investors in Union Bank of California, N.A.'s Corporate Sweep service.

FOR THE ACTUAL PAST EXPENSES OF THE CLASS S SHARES, SEE THE INDIVIDUAL FUND PROFILES EARLIER IN THIS PROSPECTUS.

THE FUNDS ALSO OFFER CLASS A AND FIDUCIARY SHARES, EACH OF WHICH HAS ITS OWN EXPENSE STRUCTURE. THE U.S. GOVERNMENT MONEY MARKET FUND ALSO OFFERS CLASS B AND CLASS C SHARES (CLASS A, CLASS B AND CLASS C SHARES ARE COLLECTIVELY "RETAIL SHARES"). FIDUCIARY SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. RETAIL SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class S Shares that allow each Fund to pay distribution and service fees. The maximum distribution and service fee for Class S Shares is as follows:

                                            PERCENTAGE OF AVERAGE
SHARE CLASS                                   DAILY NET ASSETS

Class S                                             0.55%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS

Some or all of the distribution fees and servicing fees described above may be paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediaries through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans. For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may also make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of any of the Funds and/or for the servicing of Shares of any of the Funds. These payments made by HighMark Capital Management, Inc. may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Funds with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Funds on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Funds' distributor access to its financial advisers for

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              15


--------------------------------------------------------------------------------

educational purposes. At times, the financial firm might include the Funds on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Funds so that they can provide suitable information and advice to prospective investors and shareholders of the Funds.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Funds.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds, HighMark Capital Management, Inc. and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management, Inc. does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Funds may receive commissions from a Fund in connection with the execution of the Fund's portfolio transactions.

BUYING AND SELLING SHARES

Class S Shares are designed to provide convenience through automatic investment of uninvested cash balances of those investors in Union Bank of California's Corporate Sweep service. If you participate in the sweep service, you may choose a Fund as your "primary fund" and uninvested cash balances in your account will be automatically invested in Class S Shares of your primary fund, according to the terms and conditions of your account agreement with Union Bank of California. Class S Shares of a primary fund also will be sold to cover any negative cash balance in your account, according to the terms and conditions of your account agreement.

Please contact Union Bank of California for more information.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUNDS' ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

Attempts to collect the missing information required on the application will be performed by contacting either you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

TRANSACTION POLICIES

VALUATION OF SHARES. A Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

----------
PROSPECTUS
----------
16


HIGHMARK FUNDS
--------------------------------------------------------------------------------

We determine the net asset value (NAV) of each HighMark Money Market Fund as of 11:00 a.m. Pacific time (2:00 p.m. Eastern time) every business day, based on the amortized cost of the Fund's assets. Amortized cost does not take into account unrealized capital gains or losses. We strive to keep each money market fund's NAV at a constant $1.00, but there is a remote possibility that you could lose money by investing in the Funds. If the amortized cost of a Fund's assets is not available, we value its securities by using a method that the Funds' Board of Trustees believes accurately reflects fair value. For further information about how we determine the value of the Funds' investments, see the Statement of Additional Information ("SAI").

BUY AND SELL PRICES. When you buy Shares of a Fund, the amount you pay per share is based on the net asset value per share of the applicable class of Shares next determined after we receive your order. When you sell Shares of a Fund, you receive proceeds based on the net asset value per share of the applicable class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the HighMark Money Market Funds on any day when both the Federal Reserve Wire System and the New York Stock Exchange are open for business (hereafter referred to as a "business day").

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it after we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that we have received your order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

In addition, you must wire the money you wish to invest and it must be received by our Transfer Agent prior to 11:00 a.m. PT (2:00 p.m. ET). If we do not receive your order or the money you plan to wire by these deadlines, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order by the following times:

      o California Tax-Free Money Market Fund: Before 8:00 a.m. PT (11:00 a.m. ET)

      o 100% U.S. Treasury Money Market Fund: Before 9:00 a.m. PT (12:00 noon ET)

      o     Diversified Money Market Fund: Before 11:00 a.m. PT (2:00 p.m. ET)

      o     U.S. Government Money Market Fund: Before 11:00 a.m. PT (2:00 p.m.
            ET)

If we do not receive your request by the times listed above, we will execute your order the following business day.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Funds or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of Shares of the Funds or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              17


--------------------------------------------------------------------------------

patterns of short-term trading activity. All of these factors may adversely affect a Fund's performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Funds.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. Each Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Funds' adviser will use its best efforts to detect short-term trading activity in a Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage a Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of a Fund's underlying beneficial owners. In the event that the Funds or their agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Funds' adviser, has established a policy with respect to the disclosure of a Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, each Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website.

Note that the Funds or their adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

DIVIDENDS

We declare each HighMark Money Market Fund's net income at the close of each business day and pay any dividends to shareholders monthly.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund(s), unless you notify our Transfer Agent that you want to receive your distributions in cash. To do so, send a letter with your request, including your name and account number, to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the IRS treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, so please consult your tax adviser for the most up-to-date information and specific guidance about your

----------
PROSPECTUS
----------
18


HIGHMARK FUNDS
--------------------------------------------------------------------------------

particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction (although unlikely in a Money Market Fund) will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from a Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that a Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund).

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from a Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund).

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: A Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF THE HIGHMARK CALIFORNIA TAX-FREE MONEY MARKET FUND: Distributions from the Fund that are properly designated as "exempt-interest dividends" (that is, distributions of net income from tax-exempt securities that are properly designated by the Fund) generally will be exempt from federal income tax. Distributions from the Fund that are derived from interest on obligations that, if held by an individual, would pay interest exempt from California taxation will be exempt from California personal income tax. We expect that the income dividends you receive from the Fund will be exempt from federal and California state personal income taxes. However, distributions from the Fund, if any, that do not constitute exempt-interest dividends (including any distributions of any short-term capital gains) generally will be taxable as ordinary income, except that any distributions of net capital gains will be taxable as long-term capital gains. If you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, investing in the Fund may have on the federal taxation of such benefits. In addition, some of the income from the Fund may be included in the computation of federal and state alternative minimum tax liability, for both individual and corporate shareholders.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR INVESTMENTS AND TAX SITUATION.

MORE ABOUT THE
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of the HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

Over the past fiscal year, the Funds paid the following management fees to HighMark Capital Management:

FUND                                      % OF NET ASSETS

100% U.S. Treasury
   Money Market Fund                      0.30%
California Tax-Free
   Money Market Fund                      0.25%
Diversified Money
   Market Fund                            0.29%
U.S Government
   Money Market Fund                      0.29%

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and HighMark Funds is available in HighMark Funds' Annual Report to shareholders for the fiscal year ending July 31, 2006.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              19


--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, as noted in its report dated September 28, 2006. This report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.


                                                                                               Dividends and
                                                     Investment Activities                     Distributions
                                                    ------------------------                --------------------
                                                                     Net
                                           Net                    Realized
                                          Asset                      and
                                         Value,                  Unrealized
                                        of Period      Net       Gain (Loss)     Total         Net
                                        Beginning   Investment       on           from      Investment    Capital
                                        of Period     Income+    Investments   Operations     Income       Gains
------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $    1.00   $    0.030   $        --   $    0.030   $   (0.030)   $    --
2005                                         1.00        0.011            --        0.011       (0.011)        --
2004                                         1.00        0.001            --        0.001       (0.001)        --
2003                                         1.00        0.004            --        0.004       (0.004)        --
2002                                         1.00        0.014            --        0.014       (0.014)        --
------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $    1.00   $    0.020   $        --   $    0.020   $   (0.020)   $    --
2005                                         1.00        0.009            --        0.009       (0.009)        --
2004                                         1.00        0.001            --        0.001       (0.001)        --
2003                                         1.00        0.003            --        0.003       (0.003)        --
2002                                         1.00        0.007            --        0.007       (0.007)        --
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $    1.00   $    0.033   $     0.001   $    0.034   $   (0.034)   $    --
2005                                         1.00        0.014            --        0.014       (0.014)        --
2004                                         1.00        0.001            --        0.001       (0.001)        --
2003                                         1.00        0.004            --        0.004       (0.004)        --
2002                                         1.00        0.015            --        0.015       (0.015)        --
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $    1.00   $    0.034   $    (0.001)  $    0.033   $   (0.033)   $    --
2005                                         1.00        0.014        (0.001)       0.013       (0.013)        --
2004                                         1.00        0.001            --        0.001       (0.001)        --
2003                                         1.00        0.004            --        0.004       (0.004)        --
2002                                         1.00        0.014            --        0.014       (0.014)        --


                                                                         Net                    Net          Ratio
                                            Total                       Asset                 Assets,     of Expenses
                                          Dividends                    Value,                   End       Net Assets
                                             and         Redemption      End       Total     of Period    to Average
                                        Distributions       Fees      of Period   Return*      (000)      Net Assets
---------------------------------------------------------------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $      (0.030)   $       --   $    1.00      3.04%   $ 231,826       1.04%
2005                                           (0.011)           --        1.00      1.09      259,991       1.08
2004                                           (0.001)           --        1.00      0.08      265,195       0.94
2003                                           (0.004)           --        1.00      0.36      383,537       1.06
2002                                           (0.014)           --        1.00      1.36      639,187       1.04
---------------------------------------------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $      (0.020)   $       --   $    1.00      2.05%   $  40,753       0.99%
2005                                           (0.009)           --        1.00      0.90       37,543       1.00
2004                                           (0.001)           --        1.00      0.07       33,091       0.92
2003                                           (0.003)           --        1.00      0.29       43,870       0.94
2002                                           (0.007)           --        1.00      0.72       65,360       0.97
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $      (0.034)   $       --   $    1.00      3.49%   $ 464,413       1.05%
2005                                           (0.014)           --        1.00      1.39      645,362       1.08
2004                                           (0.001)           --        1.00      0.09      750,722       1.07
2003                                           (0.004)           --        1.00      0.45      985,564       1.08
2002                                           (0.015)           --        1.00      1.52    1,337,571       1.07
---------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                    $      (0.033)   $       --   $    1.00      3.40%   $  93,026       1.04%
2005                                           (0.013)           --        1.00      1.31       58,602       1.08
2004                                           (0.001)           --        1.00      0.06       32,923       1.04
2003                                           (0.004)           --        1.00      0.38       61,240       1.07
2002                                           (0.014)           --        1.00      1.37      101,192       1.07


                                           Ratio
                                        of Expenses
                                        to Average      Ratio of
                                        Net Assets        Net
                                         Excluding     Investment
                                        Fee Waivers      Income
                                            and          (Loss)
                                         Reduction     to Average
                                        of Expenses    Net Assets
-----------------------------------------------------------------
100% U.S. TREASURY MONEY MARKET FUND
-----------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                        1.09%         3.01%
2005                                        1.12          1.09
2004                                        1.11          0.05
2003                                        1.10          0.40
2002                                        1.09          1.37
-----------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-----------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                        1.09%         2.03%
2005                                        1.12          0.92
2004                                        1.11          0.07
2003                                        1.09          0.29
2002                                        1.09          0.75
-----------------------------------------------------------------
DIVERSIFIED MONEY MARKET FUND
-----------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                        1.10%         3.29%
2005                                        1.11          1.37
2004                                        1.11          0.08
2003                                        1.10          0.47
2002                                        1.10          1.55
-----------------------------------------------------------------
U.S. GOVERNMENT MONEY MARKET FUND
-----------------------------------------------------------------
CLASS S SHARES
For the periods ended July 31,:
2006                                        1.09%         3.41%
2005                                        1.12          1.38
2004                                        1.12          0.06
2003                                        1.10          0.42
2002                                        1.09          1.44

--------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

* Total return does not reflect any applicable sales charge. Total return is for the period indicated and has not been annualized.

+     Per share amounts calculated using average shares method.

----------
PROSPECTUS
----------
20


HIGHMARK FUNDS
--------------------------------------------------------------------------------

OTHER INVESTMENT MATTERS

No Fund is a complete investment program. The investment objectives or goals of the Funds and the investment policies of the Funds can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed-income securities are subject primarily to market, credit and prepayment risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Funds may invest.


FUND NAME                                                                    FUND CODE
100% U.S. Treasury Money Market Fund                                         1
California Tax-Free Money Market Fund                                        2
Diversified Money Market Fund                                                3
U.S. Government Money Market Fund                                            4


INSTRUMENT                                                                   FUND             RISK TYPE
---------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES: Securities backed by receivables,                   2, 3             Prepayment
home equity loans, truck and auto loans, leases, credit card                                  Market
receivables and other securities backed by other types of                                     Credit
receivables or assets.                                                                        Regulatory
---------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                       2, 3             Credit
drawn on and accepted by a commercial bank. They                                              Liquidity
generally have maturities of six months or less.                                              Market
---------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or                          2-4              Market
corporate securities that obligate the issuer to pay the                                      Political
bondholder a specified sum of money, usually at specific                                      Liquidity
intervals, and to repay the principal amount of the loan                                      Foreign Investment
at maturity.                                                                                  Prepayment
---------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                       2, 3             Market
stated maturity.                                                                              Credit
                                                                                              Liquidity
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                           2-4              Credit
promissory notes issued by corporations and other entities.                                   Liquidity
Maturities generally vary from a few days to nine months.                                     Market
---------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and                        2-4              Market
standby commitments to purchase the securities at a fixed                                     Liquidity
price (usually with accrued interest) within a fixed period                                   Management
of time following demand by a Fund.
---------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                      2-4              Management
underlying contract, index or security, or any combination                                    Market
thereof, including futures, options (e.g., puts and calls),                                   Credit
options on futures, swap agreements, and some                                                 Liquidity
mortgage-backed securities.                                                                   Leverage
                                                                                              Prepayment
---------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Commercial paper of foreign issuers                      3                Market
and obligations of foreign banks, overseas branches of                                        Political
U.S. banks and supranational entities.                                                        Liquidity
                                                                                              Foreign Investment
---------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold               1-4              Liquidity
within seven business days at the value the Fund has
estimated for them. Each HighMark Money Market Fund
may invest up to 10% of its net assets in illiquid securities.
---------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

INSTRUMENT                                                                   FUND             RISK TYPE
---------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered investment               2-4              Market
companies. These may include HighMark Money Market Funds
and other registered investment companies for which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor. As a shareholder of an investment company, a Fund will indirectly bear investment
management fees of that investment company, which are in
addition to the management fees the Fund pays its own adviser.
---------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or better                  2, 3             Market
by S&P; Baa or better by Moody's; similarly rated by other                                    Credit
nationally recognized rating organizations; or, if not rated,                                 Prepayment
determined to be of comparably high quality by the Funds'
adviser.
---------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES: Securities backed by real estate                 2, 3             Prepayment
loans and pools of loans. These include collateralized mortgage                               Market
obligations (CMOs) and real estate mortgage investment                                        Credit
conduits (REMICs).                                                                            Regulatory
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES: Securities issued by a state or political              2, 3             Market
subdivision to obtain funds for various public purposes.                                      Credit
Municipal securities may include both taxable and tax-exempt                                  Political
private activity bonds and industrial development bonds, as well                              Tax
as general obligation bonds, tax anticipation notes, bond                                     Regulatory
anticipation notes, revenue anticipation notes, project notes,                                Prepayment
other short-term obligations such as municipal leases, and
obligations of municipal housing authorities (single family
revenue bonds).

There are two general types of municipal bonds: General-
obligation bonds, which are secured by the taxing power of the issuer (and, in California, have the approval of voters) and revenue bonds, which take many shapes and forms but are generally
backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (COPs); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district (Mello-Roos) issues, which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.
---------------------------------------------------------------------------------------------------------------------
PARTICIPATION INTERESTS: Interests in municipal securities from              2                Market
financial institutions such as commercial and investment banks,                               Liquidity
savings and loan associations and insurance companies. These                                  Credit
interests are usually structured as some form of indirect ownership                           Tax
that allows a Fund to treat the income from the investment
as exempt from federal income tax. A Fund invests in these
interests to obtain credit enhancement on demand features that would be available through direct ownership of the underlying municipal securities.
---------------------------------------------------------------------------------------------------------------------

----------
PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                                   FUND             RISK TYPE
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and the                    2-4              Market
simultaneous commitment to return the security to the seller                                  Leverage
at an agreed upon price on an agreed upon date. This is treated as a loan.
---------------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENT: The sale of a security and                     2-4              Market
the simultaneous commitment to buy the security back at an                                    Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
---------------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                   1-4              Liquidity
Securities Act of 1933, such as privately placed commercial                                   Market
paper and Rule 144A securities.
---------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of a Fund's                 2-4              Market
total assets. In return a Fund receives cash, other securities                                Leverage
and/or letters of credit.                                                                     Liquidity
                                                                                              Credit
---------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT COMMERCIAL PAPER: Commercial paper issued by                      2                Credit
governments and political sub-divisions.                                                      Liquidity
                                                                                              Market
                                                                                              Tax
---------------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                   2, 3             Liquidity
exchange for a deposit of money.                                                              Credit
                                                                                              Market
---------------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                    3, 4             Market
growth receipts and certificates of accrual of Treasury securities.
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                         2-4              Government-Sponsored Entities
by agencies and instrumentalities of the U.S. government.                                     Market
These include Ginnie Mae, Fannie Mae and Freddie Mac.                                         Credit
Such securities may not be guaranteed or insured by the
U.S. government.
---------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded            1-4              Market
registered interest and principal securities, and coupons under bank entry safekeeping.
---------------------------------------------------------------------------------------------------------------------------
VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand                        2-4              Credit
notes that permit the indebtedness to vary and provide for
periodic adjustments in the interest rate according to the
terms of the instrument. Because master demand notes are direct lending arrangements between HighMark Funds and the issuer,
they are not normally traded. Although there is no secondary market in these notes, a Fund may demand payment of
principal and accrued interest at specified intervals.
---------------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                     2-4              Credit
interest rates that are reset daily, weekly, quarterly or on                                  Liquidity
some other schedule. Such instruments may be payable to a                                     Market
Fund on demand.
---------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                              1-4              Market
A purchase of, or contract to purchase, securities at a fixed                                 Leverage
price for delivery at a future date.                                                          Liquidity
                                                                                              Credit
---------------------------------------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

INSTRUMENT                                                                   FUND             RISK TYPE
---------------------------------------------------------------------------------------------------------------------------
YANKEE BONDS AND SIMILAR OBLIGATIONS: U.S. dollar-                           3                Market
denominated bonds issued by foreign corporations or                                           Credit
governments. Sovereign bonds are those issued by the
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World Bank and European Investment Bank. Canadian bonds are those
issued by Canadian provinces.
---------------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                       1-4              Credit
debt that pay no interest, but are issued at a discount from                                  Market
their value at maturity. When held to maturity, their entire                                  Zero Coupon
return equals the difference between their issue price and
their maturity value.
---------------------------------------------------------------------------------------------------------------------------


OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Diversified Money Market Fund and certain other series of HighMark Funds not offered in this prospectus (collectively with the Diversified Money Market Fund, the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in each Fund profile. Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain types of investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. Foreign governments may adopt currency controls or otherwise limit or prevent investors from transferring their capital out of a country. In addition, adverse fluctuations in the U.S. dollar's value versus other currencies may reverse gains or widen losses from investments denominated in foreign currencies. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are generally greater in the emerging markets than in the developed markets of Europe and Japan.

GOVERNMENT-SPONSORED ENTITIES RISK: The risk associated with securities issued by government-sponsored entities because such securities may not be guaranteed or insured by the U.S. government and may only be supported by the credit of the issuing agency.

INTEREST-RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. This risk should be modest for shorter-term securities and high for longer-term securities. Interest-rate risk also involves the risk that falling interest rates will cause a Fund's income, and thus its total return, to decline. This risk is generally greater for shorter-term securities and lower for longer-term securities.

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24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of a Fund.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, especially rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes or even governmental collapse and war.

PREPAYMENT RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. The investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may decrease a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment risk generally increases when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment risk it poses.

REGULATORY RISK. The risk that federal and state laws may restrict an investor from seeking recourse when an issuer has defaulted on the interest and/or principal payments it owes on its obligations. These laws include restrictions on foreclosures, redemption rights after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses and state usury laws.

TAX RISK. The risk that the issuer of a security will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences for the issuer and potential losses for its investors.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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                                                                      PROSPECTUS
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                                                                              25


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NOTES

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26


HIGHMARK FUNDS
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NOTES

                                                                      ----------
                                                                      PROSPECTUS
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                                                                              27


--------------------------------------------------------------------------------

NOTES

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266


HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Funds' holdings and contain information on the market conditions and investment strategies that significantly affected the HighMark Funds' performance during the last year.

To obtain the SAI, the Annual or Semi-Annual Reports free of charge, or for more information:

BY TELEPHONE:  call 1-800-433-6884

BY MAIL:       write to us at
               SEI Investments Distribution Co.
               1 Freedom Valley Drive
               Oaks, PA 19456

BY INTERNET:  WWW.HIGHMARKFUNDS.COM

FROM THE SEC: You can also obtain the SAI, Annual and Semi-Annual Reports, and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS LOGO OMITTED](R)

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com                                            HMK-PS-017-0300
                                                                   84822-S-11/06

--------------------------------------------------------------------------------
                                                          November 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

SMALL CAP ADVANTAGE FUND         RETAIL SHARES
--------------------------------------------------------------------------------

prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

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                                                                      PROSPECTUS
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                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Class A and Class C Shares of one of the investment portfolios, HighMark's Small Cap Advantage Fund (the "Fund") that you should know before investing. The Fund also offer a class of Shares called Fiduciary Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

INDIVIDUAL HIGHMARK FUND PROFILE

Small Cap Advantage Fund ..................................................    2

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class ....................................................    5
How Sales Charges Are Calculated ..........................................    5
Sales Charge Reductions and Waivers .......................................    6
Fees for Distribution of Shares ...........................................    7
Payments to Financial Firms ...............................................    7
Opening an Account ........................................................    8
Buying Shares .............................................................    9
Selling Shares ............................................................   10
Exchanging Shares .........................................................   11
Transaction Policies ......................................................   11
Dividends and Distributions ...............................................   14
Taxes .....................................................................   14
Investor Services .........................................................   15

MORE ABOUT THE FUND

Investment Management .....................................................   16
Financial Highlights ......................................................   16
Other Investment Matters ..................................................   17
Glossary of Investment Risks ..............................................   21

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at the Fund, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her investment selection, may cause the Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Fund.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]        FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

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PROSPECTUS
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2


HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in small U.S. companies offering above-average growth potential
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Risk tolerant investors seeking long-term capital appreciation
      ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the Fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 17.

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                                                                               3


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 21. For more information about additional risks to which the Fund may be subject, please see page 17.

--------------------------------------------------------------------------------
[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS           CUSIP         TICKER
                             ------------------------------------------
                             Class A         431112457     N/A
                             Class C         431112440     N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Index.

--------------------------------------------------------------------------------

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HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Class A or Class C Shares of the Small Cap Advantage Fund. The first table describes the fees that you would pay directly from your investment if you purchased or sold Class A or Class C Shares. The second table describes the expenses you would pay indirectly if you held Class A or Class C Shares.

-----------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-----------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS C
                                                                                       SHARES    SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)*     5.50%     0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)**               0%      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)***                    2.00%     0%
Exchange Fee (as a percentage of amount exchanged, if applicable)***                     2.00%     0%

-----------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
                                                                                       CLASS A   CLASS C
                                                                                       SHARES    SHARES
Investment Advisory Fees                                                                0.95%     0.95%
Distribution (12b-1) Fees                                                               0.25%     1.00%
Other Expenses+                                                                         0.47%     0.22%
                                                                                        ----      ----
   TOTAL ANNUAL FUND OPERATING EXPENSES                                                 1.67%     2.17%
Fee Waivers                                                                             0.10%      0%
   NET EXPENSES++                                                                       1.57%     2.17%

* The sales charge for Class A Shares varies depending upon how much you invest. See "How Sales Charges Are Calculated."

** If you sell Class A Shares within one year of buying them and you purchased those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%. See "How Sales Charges Are Calculated."

*** Applicable to Class A Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Class A Shares from exceeding 1.57% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level for all Share classes. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Class A Shares: 1.55%
            Class C Shares: 2.15%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return, and that the Fund's expenses remain the same.

Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR     3 YEARS

CLASS A SHARES                           $701       $1,037

CLASS C SHARES

If you do not sell
your shares:                             $220         $679

If you sell your
shares at the
end of the period:                       $320         $679

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                                                                      PROSPECTUS
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                                                                               5


--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profiles included in this prospectus and consider whether an investment in the Small Cap Advantage Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund share classes we offer is right for you.

FOREIGN INVESTORS

The Fund does not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Two classes of Fund Shares--Classes A and C--are offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main differences between HighMark's Class A and Class C Shares:

CLASS A

o     Front-end sales charges, as described below.

o     Distribution and service (12b-1) fees of 0.25%.

o Because Class A Shares will normally be the better choice if your investment qualifies for a reduced sales charge:

      o Orders for Class C Shares for $1 million or more normally should be placed as orders for Class A Shares.

      o Orders for Class C Shares by an investor eligible to purchase Class A Shares without a front-end sales charge normally should be placed as orders for Class A Shares.

CLASS C

o     No front-end sales charge.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described below.

o No automatic conversion to Class A Shares, so annual expenses continue at the Class C level throughout the life of your investment.

To compensate HighMark Capital Management, Inc. for the commission it may pay to your broker or financial institution at the time of purchase, HighMark Capital Management may receive 12b-1 fees paid on Class C Shares during the first 12 months of investment.

BECAUSE 12b-1 FEES ARE PAID ON AN ONGOING BASIS, CLASS C SHAREHOLDERS COULD END UP PAYING MORE EXPENSES OVER THE LONG TERM THAN CLASS A SHAREHOLDERS WHO HOLD THEIR SHARES FOR A SIMILAR PERIOD.

THE SMALL CAP ADVANTAGE FUND ALSO OFFERS FIDUCIARY CLASS SHARES, WHICH HAVE THEIR OWN EXPENSE STRUCTURE. FIDUCIARY CLASS SHARES ARE AVAILABLE ONLY TO FINANCIAL INSTITUTIONS, FIDUCIARY CLIENTS OF UNION BANK OF CALIFORNIA, N.A., AND CERTAIN OTHER QUALIFIED INVESTORS. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

FOR PURCHASES OF $1 MILLION OR GREATER, THE SALES CHARGE FOR CLASS A SHARES IS WAIVED. AS A RESULT, IF YOU ARE MAKING AN INITIAL INVESTMENT OF $1 MILLION OR MORE, THE LOWER OPERATING EXPENSES OF CLASS A SHARES MAY MAKE THEM A BETTER CHOICE FOR YOU THAN CLASS C SHARES.

HOW SALES CHARGES ARE CALCULATED

CLASS A SHARES: FRONT-END SALES CHARGE

                           AS A             AS A
                       PERCENTAGE OF    PERCENTAGE OF
YOUR INVESTMENT       OFFERING PRICE   YOUR INVESTMENT

0 - $49,999               5.50%             5.82%
$50,000 - $99,999         4.50%             4.71%
$100,000 - $249,999       3.75%             3.90%
$250,000 - $499,999       2.50%             2.56%
$500,000 - $999,999       2.00%             2.04%
$1,000,000 and Over       0.00%*            0.00%

* If you sell Class A Shares within one year of buying them and you bought those Shares without a sales charge because your initial investment was $1 million or greater, you must pay a Contingent Deferred Sales Charge of 1.00%, based on the current market value of the Shares. Multiple purchases are handled on a "first in, first out" basis. This Contingent Deferred Sales Charge may be paid to HighMark Capital Management, Inc. to compensate it for the commission it may pay to your broker or financial institution at the time of purchase.

CLASS C SHARES: CONTINGENT DEFERRED SALES CHARGE

Class C Shares are available at their net asset value per share, without any initial sales charge.

If you sell Class C Shares within one year of buying them, you must pay what is known as a "contingent deferred sales charge" (CDSC). The CDSC is based on either the original cost you paid for the Shares or their current market value, whichever is less. We do not impose a CDSC on Shares you may have acquired by reinvesting your dividends or capital gains distributions.

THE CDSC IS AS FOLLOWS:

CLASS C SHARES

IF SOLD WITHIN        CDSC ON SHARES BEING SOLD
1st year              1.00%
After 1st year        0%

Class C Shares do not to convert to Class A Shares.

In addition, we calculate any CDSC you may owe by considering the number of Shares you are selling, not the value of your account. To keep your CDSC as low as possible, each time you ask us to sell Shares we will first sell any Shares in

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PROSPECTUS
----------
6


HIGHMARK FUNDS
--------------------------------------------------------------------------------

your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those Shares that have the lowest CDSC next.

On the purchase of your Class C Shares, HighMark Capital Management, Inc. may pay a commission equal to 1.00% of your purchase to your broker or financial institution. HighMark Capital Management, Inc. may also receive any CDSC imposed when you sell your Class C Shares.

REPURCHASE OF CLASS A SHARES

You may purchase any amount of Class A Shares of any HighMark Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of HighMark Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire Shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, we must receive your purchase order within 30 days of your redemption. In addition, you must notify us when you send in your purchase order that you are repurchasing shares.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES. You can combine multiple purchases of Class A Shares in several ways to qualify for reduced sales charges. Notify us at the time of your purchase if you believe you qualify for a reduced sales charge for any of the following reasons:

o RIGHT OF ACCUMULATION PRIVILEGE: You may combine the value of Class A Shares you are presently buying with the current value of any Class A, Class B or Class C Shares of any other series of HighMark Funds that you bought previously for: (1) your account; (2) your spouse's account; (3) a joint account with your spouse; or (4) your minor children's trust or custodial accounts. A fiduciary who is purchasing Shares for the same fiduciary account, trust or estate may also use this right of accumulation. The applicable front-end sales charge rate for the new purchase is based on the total of your current purchase and the current value of all other Shares you own. You must provide your account number and the account number(s) of your spouse and your minor children, and the age of such children, as applicable.

o COMBINATION PRIVILEGE: You may combine your investment in Class A Shares of several HighMark Funds sold subject to a comparable sales charge to qualify for the reduced sales charge.

o LETTER OF INTENT: If you plan to invest in Class A Shares of a HighMark Fund and, within a 13-month period, make additional investments in Class A Shares of that Fund or Class A Shares of another HighMark Fund, you may be able to receive a reduced sales charge on your cumulative investment. To take advantage of this privilege, you must start with a minimum initial investment of 5% of the total amount and inform us in writing within 90 days of your initial purchase. Be sure to notify us again when you make additional investments in another HighMark Fund.

REDUCTIONS FOR QUALIFIED GROUP(S). If you are investing with, or on behalf of, a group, your combined purchases of Class A Shares may be eligible for a reduced sales charge through the accumulation and combination privileges described above. Each investor will retain an individual account.

CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR TO FIND OUT HOW TO QUALIFY, OR CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

CLASS A FRONT-END SALES CHARGE WAIVERS: The front-end sales charge will be waived on Class A Shares bought:

(1)   Through reinvestment of dividend and capital gain distributions.

(2) By investment companies advised by HighMark Capital Management, Inc., Union Bank of California, N.A., or their affiliates; or distributed by SEI Investments Distribution Co. or their affiliates placing orders on each entity's behalf.

(3)   By state and local governments.

(4) By individuals rolling over distributions received from employee benefit trust accounts administered by Union Bank of California into an individual retirement account administered by the Bank, or for which the Bank serves as trustee or custodian. Future purchases will be subject to the appropriate sales charge.

(5) By individuals investing the proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by Union Bank of California.

(6) By individuals investing proceeds received in connection with a distribution paid from a Union Bank of California trust or agency account.

(7) By investment advisers or financial planners regulated by a federal or state governmental authority who are purchasing Class A Shares for their own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent.

(8) By brokers, dealers and agents (as well as their employees, spouses and children under the age of 21) who have a sales agreement with the Distributor and are purchasing Class A Shares for their own account.

(9) By individuals buying Class A Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh).

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(10)  By current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds; by directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co. or their affiliated companies, Boston Financial Data Services and of sub-advisers to the HighMark Funds.

(11) By investors receiving Class A Shares issued in plans of reorganization, such as mergers, asset acquisitions, and exchange offers, to which HighMark Funds is a party.

(12)  Through exchange of Class M Shares of HighMark Funds.

(13) By retirement plan, college savings plan or other plan participants who purchase Class A Shares for which the plan record-keeping is performed by TruSource, a division of Union Bank of California, N.A., by Invesmart, Inc. or by Hazlett, Burt & Watson, Inc.

THE INTERPRETATION OF THESE PROVISIONS AS TO THE APPLICABILITY OF A SPECIAL ARRANGEMENT OR WAIVER IN A PARTICULAR CASE IS IN THE SOLE DISCRETION OF THE FUND. THESE WAIVERS AND SPECIAL ARRANGEMENTS MAY BE AMENDED OR TERMINATED AT ANY TIME BY THE FUND.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE WAIVER, CONTACT THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS).

FOR CATEGORIES 2 THROUGH 10 AND 12-13 ABOVE, YOU MUST NOTIFY THE DISTRIBUTOR AT THE TIME YOU BUY THE SHARES THAT YOUR PURCHASE QUALIFIES FOR A SALES CHARGE WAIVER.

CDSC WAIVERS: You may qualify for a CDSC waiver if:

o     you are selling Shares as part of a systematic withdrawal plan.

o     you are taking certain distributions from a retirement plan.

o     the shareholder has died or become disabled.

YOU MUST NOTIFY US THAT YOU ARE ELIGIBLE FOR A WAIVER UNDER THESE CIRCUMSTANCES AT THE TIME YOU WISH TO SELL SHARES.

IF YOU THINK YOU MAY BE ELIGIBLE FOR A CDSC WAIVER, CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE DISTRIBUTOR OR CONSULT THE SAI (SEE THE BACK COVER OF THIS PROSPECTUS FOR CONTACT INFORMATION).

The Fund makes sales charge and breakpoint information available, free of charge, on or through HighMark Funds' website at WWW.HIGHMARKFUNDS.COM through the Fund's prospectuses and SAI, which are available for download or by request, respectively, at the hyperlink "Forms and Literature."

FEES FOR DISTRIBUTION OF SHARES

HighMark Funds has adopted 12b-1 plans with respect to Class A and Class C Shares that allow the Fund to pay distribution and service fees. The maximum distribution and service fee for each class of Shares is as follows:

                                                           PERCENTAGE OF AVERAGE
SHARE CLASS                                                   DAILY NET ASSETS

Class A                                                            0.25%
Class C                                                            1.00%

Because 12b-1 fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL FIRMS

Some or all of the sales charges, distribution fees and servicing fees described above may be paid or "reallowed" to the broker, dealer, financial adviser or other financial intermediaries through which you purchase your Shares. In addition to the foregoing, your broker, dealer, financial adviser or other financial intermediaries, including TruSource and other affiliates of HighMark Capital Management, Inc., may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. The Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of the Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments.

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares of the Fund. These payments made by HighMark Capital Management may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space" and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6)

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Fund's distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Fund on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Fund so that they can provide suitable information and advice to prospective investors and shareholders of the Fund.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Fund.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund, HighMark Capital Management and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for Class A or Class C Shares of the Fund are as follows:

      o     INITIAL PURCHASE:       $1,000 for the Fund

                                    $250 for current and retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers and employees (as well as their spouses and children under the age of 21) of Union Bank of California, N.A., SEI Investments Distribution Co. and their affiliates, and Boston Financial Data Services

                                    $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:   $100 for the Fund

                                    $100 monthly minimum per HighMark Fund for Automatic Investment Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call us at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

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                                                                      PROSPECTUS
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                                                                               9


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      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY CHECK
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Deliver the check and your completed application to your financial representative, or mail them to the Fund's Transfer Agent (see address below).

ADDING TO AN ACCOUNT

o     Make out a check for the investment amount, payable to "HighMark Funds."

o Include a note specifying the Fund name, your share class, your account number and the name(s) in which the account is registered.

o Deliver the check and your note to your financial representative, or mail them to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

All purchases made by check should be in U.S. dollars.

THIRD PARTY CHECKS, CREDIT CARD CHECKS, TRAVELER'S CHECKS, STARTER CHECKS, MONEY ORDERS OR CASH WILL NOT BE ACCEPTED.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

ADDING TO AN ACCOUNT

o Call your financial representative or HighMark Funds at 1-800-433-6884 to request an exchange.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Transfer Agent (address above).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:
      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

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HIGHMARK FUNDS
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ADDING TO AN ACCOUNT

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
BY LETTER
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Write a letter indicating the Fund name, your share class, your Fund account number, the name(s) in which the account is registered and the dollar value or number of Shares you wish to sell.

o Include all signatures and any guarantees that may be required (see "Selling Shares in Writing").

o     Mail the materials to our Transfer Agent.

      TRANSFER AGENT ADDRESS:
      HighMark Funds
      P.O. Box 8416
      Boston, MA 02266-8416
      Phone Number: 1-800-433-6884

o We will mail a check to the name(s) and address in which the account is registered, unless you give us other written instructions.

o If you are invested in an IRA or Roth IRA account, you can contact HighMark customer service to obtain an IRA distribution form at 1-800-433-6884. The IRA distribution form is also downloadable at www.highmarkfunds.com.

BY PHONE

DESIGNED FOR

o     Accounts of any type, except Individual Retirement Accounts or Roth IRAs.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o To place your order, contact your financial representative or HighMark Funds at 1-800-433-6884 between 8:30 a.m. and 6:00 p.m. Eastern Time on most business days.

--------------------------------------------------------------------------------
BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)
--------------------------------------------------------------------------------

DESIGNED FOR

o     Requests by letter to sell at least $500 (accounts of any type).

o Requests by phone to sell at least $500 (accounts of any type excluding IRA and Roth IRA accounts).

TO SELL SOME OR ALL OF YOUR SHARES

o We will wire amounts of $500 or more on the next business day after we receive your request.

o Shares cannot be redeemed by wire on Federal holidays restricting wire transfers.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts of any type.

o     Sales of any amount.

TO SELL SOME OR ALL OF YOUR SHARES

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling HighMark Funds or your financial representative.

o Call HighMark Funds or your financial representative to request an exchange.

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

DESIGNED FOR

o     Accounts set up through financial institutions.

TO SELL SOME OR ALL OF YOUR SHARES

o Contact your financial institution for information on their procedures for transmitting orders to HighMark Funds.

Contact your financial representative for instructions and assistance.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND. The Fund reserves the right to make payment on redemptions in securities rather than cash.

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                                                                      PROSPECTUS
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                                                                              11


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INVOLUNTARY SALES OF YOUR SHARES. Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your account up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES. You may exchange Class A or Class C Shares of one HighMark Fund for those of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.
o Invest in the same share class in the new Highmark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging plus any applicable sales charge. In addition, if you exchange Class A Shares of one HighMark Fund for those of another HighMark Fund, you may be subject to an exchange fee. See "Redemption Fees and Exchange Fees" above.

CLASS A SHARES. In addition to the potential exchange fee referenced above, if you want to exchange Class A Shares of one HighMark Fund for those of another HighMark Fund that has a higher sales charge, you must pay the difference. The same is true if you want to exchange Class A Shares of a no-load HighMark money market fund for those of another HighMark Fund with a sales charge. There is one exception: If you acquired Class A Shares of a HighMark Money Market Fund in an exchange out of Class A Shares of a non-money market HighMark Fund (the "Initial Fund"), you may exchange such Class A Money Market Fund Shares for Class A Shares of another HighMark Fund and pay, with respect to sales charges, the difference between the sales charge of the Initial Fund and the sales charge of the HighMark Fund that you are currently exchanging into, if the sales charge of the HighMark Fund that you are exchanging into is higher. To receive a reduced sales charge when exchanging into a HighMark Fund, you must notify us that you originally paid a sales charge and provide us with information confirming your qualification.

CLASS C SHARES. To calculate the Class C Shares' contingent deferred sales charge payable upon redemption, we combine the period you held Class C Shares of the "old" HighMark Fund with the period you held Class C Shares of the new HighMark Fund.

TRANSACTION POLICIES

VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the adviser or the sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the "Committee") meeting be called.

The sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the adviser or the sub-adviser of any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-administrator will only notify the adviser of the Fund that holds securities from that region. If an applicable trigger point is exceeded, the sub-administrator shall request that a Committee meeting be called.

In addition, HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair

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PROSPECTUS
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12


HIGHMARK FUNDS
--------------------------------------------------------------------------------

value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval" -- representing the correlation between the price of a specific foreign security and movements in the U.S. market -- before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. In addition, although we use the same method to determine the NAV of Class A and Class C Shares, the NAV of the Fund's Class C Shares may be lower than that of its Class A Shares because Class C Shares have higher distribution expenses. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Class A or Class C Shares of the Fund, the price you will pay (the "offering price") is based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, plus any applicable sales charges. When you sell Class A or Class C Shares of the Fund, you receive proceeds based on the net asset value per share of the applicable Class of Shares next determined after we receive your order, minus any applicable deferred sales charges, redemption fees and/or exchange fees.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order on the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short-term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund

                                                                      ----------
                                                                      PROSPECTUS
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                                                                              13


--------------------------------------------------------------------------------

may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" table for the Fund, the Fund imposes a 2% redemption fee on the proceeds of Class A Shares redeemed 30 days or less after their purchase. The Fund also imposes an exchange fee on Class A Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of the Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Allocation Fund or HighMark Diversified Equity Allocation Fund. The redemption or exchange fee is also not imposed on shares of the Fund held in omnibus accounts for which the applicable financial intermediary is not (i) providing HighMark Funds with the information necessary for HighMark Funds to assess the redemption or exchange fee or (ii) assessing the redemption or exchange fee on behalf of HighMark Funds. For all accounts, the redemption or exchange fee is not imposed on:

o shares redeemed due to death, disability or a qualified domestic relations order;

o     shares redeemed pursuant to systematic withdrawal programs;

o transactions involving shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

o     shares purchased through reinvested distributions;

o shares redeemed or exchanged due to plan or Fund terminations or restructurings;

o shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

o shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

o     shares converted to another class of shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

o     shares redeemed in payment of plan/account fees;

o shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

o     shares redeemed for loans and hardship withdrawals;

o     shares redeemed due to forfeiture of assets; and

o shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Fund does not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds' Chief

----------
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14


HIGHMARK FUNDS
--------------------------------------------------------------------------------

Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. The Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS.

Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund's adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. In the event that the Fund or its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

DIVIDENDS AND
DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of the Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash. In general, the Fund's Class A Shares will pay higher dividends than Class C Shares, because Class C Shares have higher distribution fees.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND
DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from the Fund are generally taxable as ordinary income.

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                                                                      PROSPECTUS
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                                                                              15


--------------------------------------------------------------------------------

      Distributions of gains from the sale of investments that the Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund). Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains the Fund earns on these securities. In general, shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per share of your HighMark Fund(s) may also contribute to the depletion of your principal.

CLASS A SHAREHOLDERS SHOULD NOTE THE FOLLOWING:

If you are currently making additional purchases of shares of HighMark Funds that carry a sales load, or plan to do so, it generally would not be in your best interest to participate in SWP.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

Please contact HighMark Funds at 1-800-433-6884 for more information.

SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the Small Cap Advantage Fund. The minimum monthly exchange is $1,200 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

To participate in the Systematic Exchange Plan, you must:

      o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

      o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subisidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation, which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the Small Cap Advantage Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.95% of the Fund's average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and the Fund will be available in HighMark Funds' report to shareholders for the period ending on July 31, 2006.

PORTFOLIO MANAGERS

David J. Goerz, a Senior Vice President and Chief Investment Officer, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The SAI provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.

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OTHER INVESTMENT MATTERS

The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

Small Cap Advantage Fund

INSTRUMENT                                                              RISK TYPE
---------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                   Market
Shares of a company held by a U.S. bank that issues a                   Political
receipt evidencing ownership. ADRs pay dividends in U.S. dollars.       Foreign Investment
---------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                  Credit
drawn on and accepted by a commercial bank. They generally              Liquidity
have maturities of six months or less.                                  Market
---------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate           Market
securities that obligate the issuer to pay the bondholder               Credit
a specified sum of money, usually at specific intervals, and            Prepayment/Call
to repay the principal amount of the loan at maturity.
---------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the                 Management
right to buy, and obligates the seller of the option to sell,           Liquidity
a security at a specified price. A put option gives the buyer           Credit
the right to sell, and obligates the seller of the option to buy,       Market
a security at a specified price.                                        Leverage
---------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments                         Market
with a stated maturity.                                                 Credit
                                                                        Liquidity
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                      Credit
promissory notes issued by corporations and other entities.             Liquidity
Their maturities generally vary from a few days to nine months.         Market
---------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                         Market
---------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that                   Market
convert to common stock.                                                Credit
---------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and standby           Market
commitments to purchase the securities at a fixed price (usually        Liquidity
with accrued interest) within a fixed period of time following          Management
demand by the Fund.
---------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                 Management
underlying contract, index or security, or any combination              Market
thereof, including futures, options (e.g., puts and calls),             Credit
options on futures, swap agreements, and some                           Liquidity
mortgage-backed securities.                                             Leverage
                                                                        Prepayment/Call
                                                                        Hedging
---------------------------------------------------------------------------------------------

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HIGHMARK FUNDS
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
INSTRUMENT                                                              RISK TYPE
---------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS: Exchange traded funds ("ETFs") are               Market
hybrid investment companies that are registered as open-end
investment companies or unit investment trusts ("UITs") but
possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"),
NASDAQ-100 Index Tracking Stock and iShares, which may be
obtained from the UIT or investment company issuing the
securities or purchased in the secondary market. ETF shares
traded in the secondary market may be purchased and sold at
market prices in transactions on an exchange. By investing in an ETF, the Fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of
the Fund.
---------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies                  Market
including ADRs and Global Depository Receipts (GDRs), as well           Political
as commercial paper of foreign issuers and obligations of               Foreign Investment
foreign governments, companies, banks, overseas branches of             Liquidity
U.S. banks or supranational entities.                                   Emerging Market
                                                                        Prepayment/Call
---------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                    Management
purchase or sell a specific amount of a currency at a fixed             Liquidity
future date and price set by the parties involved at the time the       Credit
contract is negotiated.                                                 Market
                                                                        Political
                                                                        Leverage
                                                                        Foreign Investment
---------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the               Management
future sale and purchase of a specific amount of a specific             Market
security, class of securities, or index at a specified time in          Credit
the future and at a specified price.                                    Liquidity
                                                                        Leverage
---------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment                Credit
grade by the primary rating agencies (e.g., BB or lower by              Market
Standard & Poor's and Ba or lower by Moody's). These securities         Liquidity
are considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
---------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be               Liquidity
sold within seven business days at the value the Fund                   Market
has estimated for them. The Fund may invest up to
15% of its net assets in illiquid securities.
---------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                     Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
As a shareholder of an investment company, the Fund will
indirectly bear investment management fees of that investment company, which are in addition to the management fees the
Fund pays its own adviser.
---------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

INSTRUMENT                                                              RISK TYPE
---------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher             Market
by Standard & Poor's; Baa or better by Moody's; similarly               Credit
rated by other nationally recognized rating organizations;              Prepayment/Call
or, if not rated, determined to be of comparably high
quality by the Fund's adviser.
---------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S.                        Market
dollar-denominated debt securities with remaining                       Credit
maturities of one year or less. These may include short-term
U.S. government obligations, commercial paper and other
short-term corporate obligations, repurchase agreements
collateralized with U.S. government securities, certificates of deposit, bankers' acceptances, and other financial
institution obligations. These securities may carry fixed or variable interest rates.
---------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                Credit
by supranational agencies that are chartered to promote                 Foreign Investment
economic development and are supported by various                       Prepayment/Call
governments and government agencies.
---------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends        Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
---------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: Real estate investment trusts            Market
("REITs") are pooled investment vehicles that invest primarily in       Credit
income-producing real estate or real estate related loans or            Prepayment/Call
interests. The real estate properties in which REITs invest
typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated
by the related properties. By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
---------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                   Market
the simultaneous commitment to return the security to the               Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
---------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                   Market
and the simultaneous commitment to buy the security back                Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
---------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the              Liquidity
Securities Act of 1933, such as privately placed commercial             Market
paper and Rule 144A securities.
---------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                 Market
Fund's total assets. In return the Fund will receive                    Leverage
cash, other securities and/or letters of credit.                        Liquidity
                                                                        Credit
---------------------------------------------------------------------------------------------

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

INSTRUMENT                                                              RISK TYPE
---------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one                                Management
security or characteristic of a security is swapped                     Market
for another. An example is when one party trades                        Credit
newly issued stock for existing bonds with                              Liquidity
another party.                                                          Leverage
---------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in              Liquidity
exchange for a deposit of money.                                        Credit
                                                                        Market
---------------------------------------------------------------------------------------------
TREASURY INFLATION PROTECTED SECURITIES: Treasury inflation             Market
protected securities ("TIPS") are fixed income securities issued        Interest Rate
by the U.S. Treasury whose principal value is periodically
adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.
---------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment               Market
growth receipts and certificates of accrual of Treasury securities.
---------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                   Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
---------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued                    Market
by agencies and instrumentalities of the U.S. government.               Credit
These include Ginnie Mae, Fannie Mae and Freddie Mac.                   Prepayment/Call
---------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,                         Market
separately traded registered interest and principal
securities, and coupons under bank entry safekeeping.
---------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                Credit
interest rates that are reset daily, weekly, quarterly or on            Liquidity
some other schedule. Such instruments may be payable to                 Market
the Fund on demand.
---------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a            Market
proportionate amount of common stock at a specified price.              Credit
Warrants are typically issued with preferred stock and bonds.
---------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:                         Market
A purchase of, or contract to purchase, securities at a fixed           Credit
price for delivery at a future date.                                    Leverage
                                                                        Liquidity
---------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                  Credit
debt that pay no interest, but are issued at a discount from            Market
their value at maturity. When held to maturity, their entire            Zero Coupon
return equals the difference between their issue price and
their maturity value.
---------------------------------------------------------------------------------------------

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              21


--------------------------------------------------------------------------------

OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund and certain other series of HighMark Funds not offered in this prospectus (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What are the main risks of investing in this Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund's hedging transactions will be effective.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund small-cap stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. All of this could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

MARKET RISK. The risk that a security's market value may decline, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in

----------
PROSPECTUS
----------
22


HIGHMARK FUNDS
--------------------------------------------------------------------------------

interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that a security's principal will be repaid at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                              23


--------------------------------------------------------------------------------

NOTES

----------
PROSPECTUS
----------
24


HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
P.O. Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com

                                                                 HMK-PS-021-0300
                                                                   84838-B-11/06

--------------------------------------------------------------------------------
                                                          November 6, 2006
--------------------------------------------------------------------------------

HIGHMARK
   The smarter approach to investing.

SMALL CAP ADVANTAGE FUND         FIDUCIARY SHARES
--------------------------------------------------------------------------------

prospectus

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is unlawful.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               1


--------------------------------------------------------------------------------

HOW TO READ
THIS PROSPECTUS

HighMark Funds is a mutual fund family that offers different classes of Shares in separate investment portfolios. The investment portfolios have various investment goals and strategies. This prospectus gives you important information about the Fiduciary Shares of one of the investment portfolios, HighMark's Small Cap Advantage Fund (the "Fund") that you should know before investing. The Fund also offer additional classes of Shares called Class A and Class C Shares, which are offered in a separate prospectus.

Please read this prospectus and keep it for future reference. The prospectus is arranged into different sections so that you can easily review this important information. The next column contains general information you should know about investing in the Fund.

INDIVIDUAL HIGHMARK FUND PROFILE

Small Cap Advantage Fund ..................................................    2

SHAREOWNER GUIDE -- HOW TO INVEST IN THE FUND

Choosing a Share Class ....................................................    5
Payments to Financial Firms ...............................................    5
Opening an Account ........................................................    6
Buying Shares .............................................................    7
Selling Shares ............................................................    7
Exchanging Shares .........................................................    8
Transaction Policies ......................................................    8
Dividends and Distributions ...............................................   11
Taxes .....................................................................   11
Investor Services .........................................................   12

MORE ABOUT THE FUND

Investment Management .....................................................   13
Financial Highlights ......................................................   13
Other Investment Matters ..................................................   14
Glossary of Investment Risks ..............................................   18

FOR MORE INFORMATION ABOUT HIGHMARK FUNDS, PLEASE SEE THE BACK COVER OF THE PROSPECTUS

INTRODUCTION

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities such as stocks and bonds. Before you look at specific HighMark Funds, you should know a few basics about investing in mutual funds.

The value of your investment in a mutual fund is based on the market prices of the securities the mutual fund holds. These prices change daily due to economic trends and other developments that generally affect securities markets, as well as those that affect particular firms and other types of issuers. These price movements, also called volatility, vary depending on the types of securities a mutual fund owns and the markets where these securities trade.

AS WITH OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR INVESTMENT IN A MUTUAL FUND. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION OF UNION BANK OF CALIFORNIA, N.A.*, ITS AFFILIATES OR ANY BANK. IT IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The Fund has its own investment goal and strategies for reaching that goal. There is no guarantee that the Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

The portfolio manager invests the Fund's assets in a way that he or she believes will help the Fund achieve its goal. A manager's judgments about the securities markets, economy and companies, and his or her method of investment selection, may cause the Fund to underperform other funds with similar objectives.

* Union Bank of California, N.A., is the parent company of HighMark Capital Management, Inc., the investment adviser of the Fund.

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED]         FUND SUMMARY

[QUOTES GRAPHIC OMITTED]            INVESTMENT STRATEGY

[EXCLAMATION MARK GRAPHIC OMITTED]  WHAT ARE THE MAIN
                                    RISKS OF INVESTING
                                    IN THIS FUND?

[AT SIGN GRAPHIC OMITTED]           PERFORMANCE INFORMATION

[QUESTION MARK GRAPHIC OMITTED]     DID YOU KNOW?

[POUND SIGN GRAPHIC OMITTED]        FUND INFORMATION

[DOLLAR SIGN GRAPHIC OMITTED]       FEES AND EXPENSES

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
2


HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[AMPERSAND GRAPHIC OMITTED] FUND SUMMARY
      INVESTMENT GOAL                  To seek long-term capital appreciation
      ------------------------------------------------------------------------------------------------------------------
      INVESTMENT FOCUS                 U.S. common stocks
      ------------------------------------------------------------------------------------------------------------------
      PRINCIPAL INVESTMENT STRATEGY    Seeks to invest in small U.S. companies offering above-average growth potential
      ------------------------------------------------------------------------------------------------------------------
      SHARE PRICE VOLATILITY           Moderate to High
      ------------------------------------------------------------------------------------------------------------------
      INVESTOR PROFILE                 Risk tolerant investors seeking long-term capital appreciation
      ------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUOTES GRAPHIC OMITTED] INVESTMENT STRATEGY

HighMark Small Cap Advantage Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests primarily in the stocks of U.S. SMALL CAPITALIZATION companies that the adviser believes offer above average growth potential and attractive valuation. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

The adviser uses an actively managed bottom-up stock selection process for choosing securities across a small-cap equity market universe that primarily includes companies represented in the Russell 2000 Index. The Fund seeks to identify those securities most attractive from a fundamental perspective, based on favorable valuation factors, supportive management criteria, and potential for price appreciation to allocate security holdings. The Fund will tend to show a preference for inexpensive stocks characterized by favorable valuation characteristics and improving catalysts.

Portfolio risk is managed using a portfolio construction process that imposes active security and sector exposure limits while balancing overall portfolio risk versus expected excess return. This portfolio management process determines buy and sell decisions to maintain an equity portfolio with low diversified risk relative to the benchmark and prevent excessive risk that can come from concentrated positions. Investments are sold when, as determined by the Fund's adviser, relative fundamentals deteriorate or alternative investments become sufficiently more attractive.

In addition to holdings in primarily small-cap equity securities, the Fund may buy American Depository Receipts (ADRs) and invest in derivatives including equity index futures and exchange traded funds ("ETF" securities) as warranted. Derivatives, particularly index futures and options, may be used by the Fund to shift style or size exposure, as well as efficiently manage cash flow from shareholder redemptions or subscriptions. The Fund may invest in other investment companies, including closed-end funds that invest in securities from a single sector, country or region. Non-U.S. equity exposure is limited, under normal market conditions, to no more than 10% of the total assets of the Fund. Fixed income and cash equivalent assets will generally not exceed 10% of the total assets of the Fund under normal market conditions.

In addition to those securities described above, the Fund may invest in other types of securities including fixed income securities and very short-term debt obligations called money market securities. Investment in such securities could make it more difficult for the Fund to achieve its goals.

For a more complete description of the securities in which the Fund can invest, please see "Other Investment Matters" on page 14.

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               3


--------------------------------------------------------------------------------

[EXCLAMATION MARK GRAPHIC OMITTED] WHAT ARE THE MAIN
                                   RISKS OF INVESTING
                                   IN THIS FUND?

Your investment in the Fund may be subject to the following risks:

MARKET RISK: The possibility that the Fund's stock holdings may decline in price because of a broad stock market decline. Stock markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

INVESTMENT STYLE RISK: The possibility that the securities on which this Fund focuses--the stocks of small U.S. growth companies--may underperform other kinds of investments or the market as a whole.

SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, as compared to those of larger firms.

In addition, the Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes you pay.

For more information about these risks, please see "Glossary of Investment Risks" on page 18. For more information about additional risks to which the Fund may be subject, please see page 14.

--------------------------------------------------------------------------------

[AT SIGN GRAPHIC OMITTED] PERFORMANCE
                          INFORMATION

This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this Prospectus, the bar chart and table are not shown.

--------------------------------------------------------------------------------

[POUND SIGN GRAPHIC OMITTED] FUND
                             INFORMATION

                             CLASS         CUSIP         TICKER
                             -------------------------------------
                             Fiduciary     431112465     N/A

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[QUESTION MARK GRAPHIC OMITTED] DID YOU KNOW?

The managers consider companies to have a SMALL CAPITALIZATION if their capitalization is generally within the range of those companies in the Russell 2000(R) Index.

--------------------------------------------------------------------------------

----------
PROSPECTUS
----------
4


HIGHMARK FUNDS
SMALL CAP ADVANTAGE FUND (CONTINUED)
--------------------------------------------------------------------------------

[DOLLAR SIGN GRAPHIC OMITTED] FEES AND EXPENSES

The following tables describe the fees and expenses you would pay if you buy and hold Fiduciary Shares of the Small Cap Advantage Fund. The first table describes the fees that you would pay directly from your investment if you bought or sold Fiduciary Shares. The second table describes the expenses you would pay indirectly if you held Fiduciary Shares.

-------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)         0%
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                   0%
Redemption Fee (as a percentage of amount redeemed, if applicable)*                        2.00%
Exchange Fee (as a percentage of amount exchanged, if applicable)*                         2.00%

-------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------
                                                                                       FIDUCIARY
                                                                                         SHARES
Investment Advisory Fees                                                                 0.95%
Distribution (12b-1) Fees                                                                 0%
Other Expenses+                                                                          0.47%
                                                                                       ------
  TOTAL ANNUAL FUND OPERATING EXPENSES                                                   1.42%
Fee Waiver                                                                               0.10%
  NET EXPENSES++                                                                         1.32%

* Applicable to Fiduciary Shares held 30 days or less. Does not include any wire transfer fees, if applicable.

+     Other Expenses are based on estimated amounts for the current fiscal year.

++ The Fund's adviser has agreed to contractually waive fees or reimburse expenses in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) for Fiduciary Shares from exceeding 1.32% for the period beginning November 6, 2006 and ending on November 30, 2007. The Fund's total actual operating expenses for the current fiscal year are expected to be less than the amount shown above because additional fees are expected to be waived or reimbursed in order to keep total operating expenses (exclusive of portfolio brokerage and transaction costs, as well as taxes relating to transacting in foreign securities, if any) at a specified level. These voluntary waivers or reimbursements may be discontinued at any time. With these fee waivers, the Fund's actual operating expenses are expected to be as follows:

            Fiduciary Shares:  1.30%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that each year your investment has a 5% return and that the Fund's expenses remain the same. Although your actual costs and returns may be different, your approximate costs of investing $10,000 in the Fund would be:

                       1 YEAR           3 YEARS

Fiduciary Shares         $134             $438

                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------
                                                                               5


--------------------------------------------------------------------------------

SHAREOWNER GUIDE -
HOW TO INVEST IN THE
HIGHMARK FUNDS

Before you invest, we encourage you to carefully read the Fund profile included in this prospectus and consider whether an investment in the Fund is appropriate for your particular financial situation, risk tolerance and goals. As always, your financial representative can provide you with valuable assistance in making this decision. He or she can also help you choose which of the Fund Share classes we offer is right for you.

FOREIGN INVESTORS

The Fund does not accept investments by non-resident aliens.

CHOOSING A SHARE CLASS

HighMark Funds offers different classes of Fund Shares, each of which has different expenses and other characteristics. Only one class of Fund Shares, Fiduciary Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of HighMark's Fiduciary Shares.

FIDUCIARY SHARES

o     No sales charge.

o     No Distribution (12b-1) fees.

o     AVAILABLE ONLY TO THE FOLLOWING INVESTORS AND ACCOUNTS:

      o Fiduciary, advisory, agency, custodial and other similar accounts maintained with Union Bank of California, N.A., or its affiliates;

      o Non-fiduciary IRA accounts investing in a HighMark Equity or Fixed Income Fund that were established with The Bank of California, N.A., prior to June 20, 1994, and have remained open since then;

      o Investors who currently own Shares of a HighMark equity or fixed income fund that they purchased prior to June 20, 1994 within an account registered in their name with the HighMark Funds;

      o Current and retired trustees of HighMark Funds and directors, officers and employees (and their spouses and children under the age of 21) of Union Bank of California, N.A., of HighMark Funds' current or former distributors or of their respective affiliated companies who currently own Shares of HighMark Funds that they purchased before April 30, 1997;

      o Registered investment advisers who are regulated by a federal or state governmental authority, or financial planners who are purchasing Fiduciary Shares for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who are compensated by their clients on the basis of an ad valorem fee;

      o Retirement and other benefit plans sponsored by governmental entities; and

      o Financial Institutions that may buy Shares on their own account or as record owner on behalf of fiduciary, agency or custodial accounts, with a minimum investment of $250,000 for the Fund.

THE SMALL CAP ADVANTAGE FUND ALSO OFFERS CLASS A AND CLASS C SHARES. EACH OF THESE CLASSES HAS ITS OWN EXPENSE STRUCTURE. CLASS A AND CLASS C SHARES ARE AVAILABLE TO NON-FIDUCIARY CLIENTS OR UNION BANK OF CALIFORNIA, N.A., WHO ARE NOT OTHERWISE ELIGIBLE FOR FIDUCIARY SHARES. CALL US AT 1-800-433-6884 FOR MORE DETAILS.

PAYMENTS TO FINANCIAL FIRMS

Your broker, dealer, financial adviser or other financial intermediaries, including TruSource and other affiliates of HighMark Capital Management, Inc., may receive certain other payments and compensation described below. These arrangements may apply to any or all of your Shares, including but not limited to, Shares held through retirement plans.

For purposes of the following, "financial firms" means brokers, dealers, financial advisers and other financial intermediaries. The Fund may make payments under HighMark Funds' shareholder services plans relating to the Class A Shares to financial firms that agree to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In consideration for such services, a financial firm is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class(es) of Shares of the Fund. The shareholder services plans are more fully described in the SAI. Financial firms may also receive sales charges, distribution fees, servicing fees and other compensation relating to other classes of Shares and other series of HighMark Funds not offered in this prospectus.

MARKETING SUPPORT PAYMENTS. HighMark Capital Management, Inc. may make payments from its own assets to financial firms that sell the HighMark Funds. The amounts of these payments may vary from time to time. Speak with your financial adviser to learn more about these payments

PAYMENTS FOR DISTRIBUTION AND SHAREHOLDER SERVICES. In addition to the foregoing revenue sharing and marketing support payments, HighMark Capital Management, Inc., directly or through an agent, also pays out of its own assets compensation to financial firms for the sale and distribution of the Shares of the Fund and/or for the servicing of Shares of the Fund. These payments made by HighMark Capital Management may be made to supplement commissions paid to financial firms, and may take the form of (1) due diligence payments for a financial firm's examination of the Fund and payments for employee training and education relating to the Fund; (2) listing fees for the placement of the Fund on a financial firm's list of mutual funds available for purchase by its clients; (3) fees for providing the Fund with "shelf space"

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HIGHMARK FUNDS
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and/or a higher profile for a financial firm's financial consultants and their customers and/or placing the Fund on the financial firm's preferred or recommended list; (4) marketing support fees for providing assistance in promoting the sale of Shares; (5) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; (6) payments for maintaining shareholder accounts on a financial firm's platform; and (7) payments for the sale of Shares and/or the maintenance of share balances.

Payments made by HighMark Capital Management, Inc. or its agents to a financial firm also may be used by the financial firm to pay for the travel expenses, meals, lodging and entertainment of the firm's salespersons and guests in connection with education, sales and promotional programs. These programs, which may be different for different financial firms, will not change the price an investor will pay for Shares or the amount that the Fund will receive for the sale of Shares.

A number of factors are considered in determining the amount of these additional payments, including each financial firm's HighMark Funds sales and total assets, and the financial firm's willingness to give HighMark Capital Management, Inc. or the Fund's distributor access to its financial advisers for educational purposes. At times, the financial firm might include the Fund on a "select" or "preferred" list. HighMark Capital Management's goals include educating the investment advisers about the Fund so that they can provide suitable information and advice to prospective investors and shareholders of the Fund.

Pursuant to the terms of an agreement between HighMark Capital Management, Inc. and SEI Investments Distribution Co., HighMark Capital Management makes payments to SEI Investments Distribution Co. for marketing and wholesaling the Fund.

IF INVESTMENT ADVISERS, ADMINISTRATORS, DISTRIBUTORS OR AFFILIATES OF MUTUAL FUNDS PAY BONUSES AND INCENTIVES IN DIFFERING AMOUNTS, FINANCIAL FIRMS AND THEIR FINANCIAL CONSULTANTS MAY HAVE FINANCIAL INCENTIVES FOR RECOMMENDING A PARTICULAR MUTUAL FUND OVER OTHER MUTUAL FUNDS. IN ADDITION, DEPENDING ON THE ARRANGEMENTS IN PLACE AT ANY PARTICULAR TIME, A FINANCIAL FIRM AND ITS FINANCIAL CONSULTANTS MAY ALSO HAVE A FINANCIAL INCENTIVE FOR RECOMMENDING A PARTICULAR SHARE CLASS OVER OTHER SHARE CLASSES. Speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Fund, HighMark Capital Management and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial adviser at the time of purchase. HighMark Capital Management does not consider sales of Shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. However, some broker-dealers that sell Shares of the Fund may receive commissions from the Fund in connection with the execution of the Fund's portfolio transactions.

OPENING AN ACCOUNT

1.    Read this prospectus carefully.

2. Determine how much money you want to invest. The minimum investments for Fiduciary Shares of the Fund are as follows:

      o     INITIAL PURCHASE:       $1,000 for the Fund

                                    $100 for Automatic Investment Plan

      o     ADDITIONAL PURCHASES:   $100 for the Fund

                                    $100 monthly minimum per
                                    HighMark Fund for Automatic
                                    Investment Plan

      We may waive these initial and additional investment minimums for purchases made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans or 401(k) or similar plans.

3. Complete the appropriate parts of the account application, carefully following the instructions. You must submit additional documentation when opening trust, corporate or power of attorney accounts. For more information, please contact your financial representative or call the Distributor at 1-800-433-6884.

4. You and your financial representative can initiate any purchase, exchange or sale of Shares.

5. CUSTOMER IDENTIFICATION AND VERIFICATION. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening an account.

      HighMark Funds is required by law to reject your new account application if the required identifying information is not provided.

      In certain instances, HighMark Funds is required to collect documents to fulfill its legal obligations. Documents provided in connection with your application will be used solely to establish and verify customer identity, and HighMark Funds shall have no obligation with respect to the terms of any such document.

      Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of HighMark Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

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      Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined after receipt of your application in proper form.

      However, HighMark Funds reserves the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of HighMark Funds (e.g., 96 hours), which may change from time to time. If HighMark Funds is unable to verify your identity, it reserves the right to liquidate your account at the then-current day's price and remit proceeds to you via check. HighMark Funds reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund Shares and will be subject to corresponding tax implications.

WE RESERVE THE RIGHT TO REJECT A PURCHASE ORDER IF THE DISTRIBUTOR OR THE FUND'S ADVISER DETERMINES THAT IT IS NOT IN THE BEST INTEREST OF HIGHMARK FUNDS OR ITS SHAREHOLDERS.

BUYING SHARES

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

o Deliver your completed application to your financial representative, or mail it to the Fund's Transfer Agent (address below).

o Obtain your Fund account number by calling your financial representative or our Transfer Agent.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your choice of share class, the new Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

ADDING TO AN ACCOUNT

o     Call our Transfer Agent before wiring any funds.

o     Instruct your bank to wire the amount of your investment to:

      State Street Bank and Trust Company
      225 Franklin Street
      Boston, MA 02101
      ABA# 011000028
      DDA# 9905-194-8

Specify the Fund name, your share class, your Fund account number and the name(s) in which the Fund account is registered. Your bank may charge a fee to wire money.

TRANSFER AGENT ADDRESS:
HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416
Phone Number: 1-800-433-6884

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Call your financial institution for information on their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Call us at 1-800-433-6884 or contact your financial representative to request an exchange.

Contact your financial representative for instructions and assistance.

To add to an account using the Automatic Investment Plan, see "Investor
Services."

SELLING SHARES

--------------------------------------------------------------------------------
THROUGH FINANCIAL INSTITUTIONS
--------------------------------------------------------------------------------

o Contact your financial institution to find out more about their procedures for transmitting orders to HighMark Funds.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

o Obtain a current prospectus for the Fund or other investment portfolio of HighMark Funds into which you are exchanging by calling us or contacting your financial representative.

o     Call us or contact your financial representative to request an exchange.

To make systematic withdrawals from an account, see "Investor Services."

SELLING SHARES IN WRITING. In certain circumstances, you may need to include a medallion guarantee, which protects you against fraudulent orders. You will need a medallion guarantee if:

o     you are selling more than $50,000 worth of Shares.

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or by wire or the Automated Clearing House (ACH) to a bank account other than that on record.

o     you changed your address of record within the last 30 days.

You should be able to obtain a medallion guarantee from a bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public CANNOT provide a medallion guarantee.

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HIGHMARK FUNDS
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RECEIVING YOUR MONEY. Normally, we will send you a check for your proceeds as promptly as possible, at the latest within seven calendar days of receiving your redemption order. If, however, you recently purchased Shares in the Fund, we may be unable to fulfill your request if we have not yet received and processed your payment for the initial purchase. In such a case you may need to resubmit your redemption request after we have received payment.

REDEMPTION IN KIND: The Fund reserves the right to make payment on redemptions in securities rather than cash.

INVOLUNTARY SALES OF YOUR SHARES: Due to the relatively high costs of handling small investments, the Fund reserves the right to redeem your Shares at net asset value (less any applicable contingent deferred sales charge) if your account balance in the Fund drops below the minimum initial purchase amount for any reason other than market fluctuation. This is more likely to occur if you invest only the minimum amount in the Fund and then sell some of your Shares within a fairly short period of time. Before the Fund exercises its right to redeem your Shares, we will notify you in writing at least 60 days in advance to give you time to bring your balance up to or above the minimum.

EXCHANGING SHARES

HOW TO EXCHANGE YOUR SHARES: You may exchange Fiduciary Shares of one HighMark Fund for Fiduciary Shares of another HighMark Fund (the "new HighMark Fund"), provided that you:

o     Are qualified to invest in the new HighMark Fund.

o Satisfy the initial and additional investment minimums for the new HighMark Fund.

o Invest in the same Share class in the new HighMark Fund as you did in the previous HighMark Fund.

o Maintain the minimum account balance for each HighMark Fund in which you invest.

Your cost for buying shares in the new HighMark Fund is based on the relative net asset values of the shares you are exchanging. You may also exchange your Fiduciary Shares of a HighMark Fund for Class A or Class C Shares of another HighMark Fund. In that case, your cost for buying Shares in the new HighMark Fund is based on the relative net asset value of the Shares you are exchanging plus any applicable sales charge.

TRANSACTION POLICIES

VALUATION OF SHARES. The Fund's net asset value per share of a class is calculated according to the following formula:

      (Total market value of the Fund's investments and other assets allocable to the class - the class's liabilities)

      / Total number of the Fund's Shares outstanding in the class

      = The class's net asset value per share

We determine the net asset value (NAV) of the Fund as of the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. Pacific time (4:00 p.m. Eastern time), every business day, based on the current market price of the Fund's securities. If that is not available, we value its securities by using a method that HighMark Funds' Board of Trustees believes accurately reflects fair value.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

If the adviser or the sub-adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a fair value committee (the "Committee") meeting be called.

The sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the adviser or the sub-adviser of any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-administrator will only notify the adviser of the Fund that holds securities from that region. If an applicable trigger point is exceeded, the sub-administrator shall request that a Committee meeting be called.

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In addition, HighMark Funds uses a third party fair valuation vendor (the
"Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval" -- representing the correlation between the price of a specific foreign security and movements in the U.S. market -- before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

In the event that the Fund values its securities using the procedures described above, the Fund's NAV may be higher or lower than would have been the case if the Fund had not used its fair valuation procedures. For further information about how we determine the value of the Fund's investments, see the SAI.

BUY AND SELL PRICES. When you buy Fiduciary Shares of the Fund, the amount you pay per share is based on the net asset value per share of such class of Shares next determined after we receive your order. When you sell Fiduciary Shares of the Fund, the amount of your proceeds are based on the net asset value per share of such class of Shares next determined after we receive your order.

EXECUTION OF ORDERS. You may buy and sell Shares of the Fund on any day when the New York Stock Exchange is open for business (hereafter referred to as a "business day"). The New York Stock Exchange is closed on weekends and national holidays.

o PURCHASING SHARES BY MAIL: If you mail us a purchase order, we will execute it as soon as we have received your payment. (Note: If your check does not clear, we will be forced to cancel your purchase and may hold you liable for any losses or fees incurred.)

o PURCHASING SHARES BY WIRE: If you place a purchase order by wire on any business day, we will execute it that day, provided that you have wired the money you wish to invest and it is received by the Transfer Agent prior to the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). If the Transfer Agent does not receive the money you plan to wire by this deadline, the trade will be canceled and you must resubmit the trade at the time the wire is sent.

o SELLING SHARES: To sell Shares on any one business day, you must place your redemption order before the close of regular trading on the New York Stock Exchange, normally at 1:00 p.m. PT (4:00 p.m. ET). Otherwise, we will execute your order the following business day.

The Transfer Agent may accept telephone orders from broker-dealers, and other intermediaries designated by such broker-dealers, who have been previously approved by the Distributor. The Fund will be deemed to have received a purchase order when an approved broker-dealer or its authorized designee accepts such order. It is the responsibility of such broker-dealer to promptly forward purchase or redemption orders to the Transfer Agent. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealers and not remitted to the Fund.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of HighMark Funds' overall obligation to deter money laundering under Federal law. HighMark Funds has adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, HighMark Funds reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of HighMark Funds management, they are deemed to be in the best interest of the Fund or in cases when HighMark Funds is requested or compelled to do so by governmental or law enforcement authorities.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

HighMark Funds' Board of Trustees has adopted policies and procedures designed to discourage frequent purchases and redemptions of shares of HighMark Funds or excessive or short-term trading that may disadvantage long-term HighMark Fund shareholders. These policies are described below.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's Shares dilute the value of Shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund Shares, especially involving large dollar amounts, may

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HIGHMARK FUNDS
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disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's Shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Fund's performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 1:00 p.m. Pacific time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in short-term trading strategy to exploit differences in Fund Share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will reduce a shareholder's ability to engage in time zone arbitrage to the detriment of the other shareholders of the Fund.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities.

REDEMPTION FEES AND EXCHANGE FEES. As noted in the "Shareholder Fees" table for the Fund, the Fund imposes a 2% redemption fee on the proceeds of Fiduciary Shares redeemed 30 days or less after their purchase. The Fund also imposes an exchange fee on Fiduciary Shares exchanged 30 days or less after their purchase. The redemption fee and the exchange fee are designed to discourage short-term trading and any proceeds of the fees will be credited to the assets of the Fund.

The fee is imposed to the extent that the number of Fund Shares redeemed or exchanged by a shareholder exceeds the number of Fund Shares that have been held by such shareholder more than 30 days. For Shares of the Fund that were acquired by exchange, the holding period is measured from the date the Shares were acquired in the exchange transaction. Shares held the longest will be redeemed or exchanged first.

The redemption or exchange fee is not imposed on transactions by HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, HighMark Capital Growth Fund or HighMark Diversified Equity Allocation Fund. The redemption or exchange fee is also not imposed on shares of the Fund held in omnibus accounts for which the applicable financial intermediary is not (i) providing HighMark Funds with the information necessary for HighMark Funds to assess the redemption or exchange fee or (ii) assessing the redemption or exchange fee on behalf of HighMark Funds. For all accounts, the redemption or exchange fee is not imposed on:

o shares redeemed due to death, disability or a qualified domestic relations order;

o     shares redeemed pursuant to systematic withdrawal programs;

o transactions involving shares purchased by means of automated or pre-established purchase plans, including employer or payroll reduction plans;

o     shares purchased through reinvested distributions;

o shares redeemed or exchanged due to plan or Fund terminations or restructurings;

o shares redeemed as part of an automated dividend exchange election established in advance of the exchange;

o shares redeemed or exchanged pursuant to an automatic, non-discretionary rebalancing program; and

o     shares converted to another class of shares within the same fund.

In addition, for retirement plans, the redemption fee is also not imposed on:

o     shares redeemed in payment of plan/account fees;

o shares redeemed as a return of excess contribution amounts or to meet minimum required distributions;

o     shares redeemed for loans and hardship withdrawals;

o     shares redeemed due to forfeiture of assets; and

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o     shares redeemed to pay small balance account fees and involuntary redemptions resulting from failure to meet account minimums.

Although the Fund does not normally grant individual waivers of the redemption or exchange fee, the redemption or exchange fee may be waived by HighMark Funds' Chief Compliance Officer or her designee, based upon a review of the facts and circumstances in a written request for waiver of the redemption or exchange fee. The Fund reserves the right to modify or eliminate redemption fees and exchange fees at any time in its discretion.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made primarily for investment purposes. The Fund and/or its principal underwriter reserves the right to refuse any purchase or exchange order at any time or to suspend redemptions with respect to any shareholder, including transactions representing excessive trading and transactions accepted by any shareholder's financial adviser. In addition, the Fund's adviser, or its delegates, will use its best efforts to detect short-term trading activity in the Fund's Shares and reject any purchase, redemption or exchange if, in its judgment, the transaction would adversely affect the Fund or its shareholders. The adviser, or its delegates, however, will not always be able to detect or prevent market timing activity or other trading activity that may disadvantage the Fund. For example, the ability to monitor trades that are placed by omnibus or other nominee accounts is limited when the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund's underlying beneficial owners. In the event that the Fund or its agents reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

DISCLOSURE OF PORTFOLIO HOLDINGS

HighMark Capital Management, Inc., the Fund's adviser, has established a policy with respect to the disclosure of a HighMark Fund's portfolio holdings. A description of this policy is provided in the SAI. In addition, the Fund's complete monthly portfolio holdings are generally available to you 30 days after the end of the period by clicking on "Forms and Literature" on the HighMark Funds website. Once posted, the above information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Note that the Fund or its adviser may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders.

DIVIDENDS AND DISTRIBUTIONS

As a mutual fund shareholder, you may receive capital gains and/or income from your investment. The Fund may periodically declare and pay dividends from net investment income separately for each class of Shares. The Fund distributes any net capital gains and ordinary income it has realized at least once a year. The Fund neither has a targeted dividend rate nor guarantees that it will pay any dividends or other distributions.

We will automatically reinvest any income and capital gains distributions you are entitled to in additional Shares of your Fund unless you notify our Transfer Agent that you want to receive your distributions in cash. To make either type of notification, send a letter with your request, including your name and account number to:

HighMark Funds
P.O. Box 8416
Boston, MA 02266-8416

Your request will become effective for distributions having record dates after our Transfer Agent receives your request. Note that the Internal Revenue Service
(IRS) treats dividends paid in additional Fund Shares the same as it treats dividends paid in cash.

TAXES

Your mutual fund investments may have a considerable impact on your tax situation. We have summarized some of the main points you should know below. Note, however, that the following is general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan.

IMPORTANT NOTE: IF YOU HAVE NOT DONE SO ALREADY, BE SURE TO PROVIDE US WITH YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER OR CERTIFY THAT IT IS CORRECT. UNLESS WE HAVE THAT INFORMATION, WE MUST, BY LAW, WITHHOLD A PORTION OF THE TAXABLE DISTRIBUTIONS YOU WOULD OTHERWISE BE ENTITLED TO RECEIVE FROM YOUR FUND INVESTMENTS AS WELL AS A PORTION OF ANY PROCEEDS YOU WOULD NORMALLY RECEIVE FROM SELLING FUND SHARES.

END-OF-YEAR TAX STATEMENTS

We will send you a statement each year showing the tax status of all your distributions. The laws governing taxes change frequently, however, so please consult your tax adviser for the most up-to-date information and specific guidance regarding your particular tax situation. You can find more information about the potential tax consequences of mutual fund investing in the SAI.

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TAXATION OF SHAREHOLDER TRANSACTIONS

An exchange of a HighMark Fund's shares for shares of another HighMark Fund will be treated as a sale of the HighMark Fund's shares and, as with all sales and redemptions of HighMark Fund shares, any gain on the transaction will be subject to federal income tax.

TAXES ON FUND DISTRIBUTIONS

o FEDERAL TAXES: For federal income tax purposes, distributions of investment income that you receive from the Fund are generally taxable as ordinary income. Distributions of gains from the sale of investments that the Fund owned for one year or less also will be taxable as ordinary income (regardless of how long you've owned Shares in the Fund). Distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.

o STATE AND LOCAL TAXES: In addition to federal taxes, you may have to pay state and local taxes on the dividends or capital gains you receive from the Fund.

o TAXATION OF LONG-TERM CAPITAL GAINS: Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (regardless of how long you've owned Shares in the Fund). Some states also tax long-term capital gain distributions at a special rate.

o "BUYING A DIVIDEND": You may owe taxes on Fund distributions even if they represent income or capital gains the Fund earned before you invested in it and thus were likely included in the price you paid.

o REINVESTMENT: The Fund's distributions, whether received in cash or reinvested in additional Shares of the Fund, may be subject to federal income tax.

SPECIAL CONSIDERATIONS FOR SHAREHOLDERS OF FUNDS INVESTING IN FOREIGN
SECURITIES: If the Fund invests in foreign securities, the income those securities generate may be subject to foreign withholding taxes, which may decrease their yield. Foreign governments may also impose taxes on other payments or gains your Fund earns on these securities. In general, shareholders in the Fund will not be entitled to claim a credit or deduction for these foreign taxes on their U.S. tax return. (There are some exceptions, however; please consult your tax adviser for more information.) In addition, foreign investments may prompt the Fund to distribute ordinary income more frequently and/or in greater amounts than purely domestic funds, which could increase your tax liability.

THE TAX CONSIDERATIONS DESCRIBED ABOVE MAY OR MAY NOT APPLY TO YOU. SEE THE SAI FOR FURTHER DETAILS. PLEASE CONSULT YOUR TAX ADVISER TO HELP DETERMINE WHETHER THESE CONSIDERATIONS ARE RELEVANT TO YOUR PARTICULAR INVESTMENTS AND TAX SITUATION.

INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN (AIP): AIP allows you to make regular investments in the HighMark Fund(s) of your choice through automatic deductions from your checking account. The monthly minimum per HighMark Fund is $100.* AIP is available only to current shareholders who wish to make additional investments to their existing account(s).

To take part in AIP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

* There is a $50 monthly minimum for current or retired trustees (as well as their spouses and children under the age of 21) of HighMark Funds and directors, officers, and employees (as well as their spouses and children under the age of 21) of Union Bank of California, SEI Investments Distribution Co., and their affiliates who were participating in HighMark Funds' AIP on or before December 11, 1998.

SYSTEMATIC WITHDRAWAL PLAN (SWP): HighMark Funds' Systematic Withdrawal Plan allows you to make regular withdrawals from your account. The minimum monthly withdrawal is $100 per HighMark Fund. You can choose to make these withdrawals on a monthly, quarterly, semi-annual or annual basis. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account.

To participate in SWP, you must:

o     Have at least $5,000 in your HighMark Fund(s) account.

o     Have your dividends automatically reinvested.

BEFORE YOU SIGN UP FOR SWP, PLEASE NOTE THE FOLLOWING IMPORTANT CONSIDERATIONS:

SWP via check will only run on the 25th of each month. SWP via ACH can be run on any date. If your automatic withdrawals through SWP exceed the income your HighMark Fund(s) normally pay, your withdrawals may, over time, deplete your original investment--or exhaust it entirely if you make large and frequent withdrawals. Fluctuations in the net asset value per Share of your HighMark Fund(s) may also deplete your principal.

To take part in SWP, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (which may require a medallion guarantee).

Please contact HighMark Funds at 1-800-433-6884 for more information.

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SYSTEMATIC EXCHANGE PLAN: HighMark Funds' Systematic Exchange Plan allows shareholders of a class of HighMark Money Market or Fixed-Income Funds to make regular exchanges from their accounts into the same class of a HighMark Equity Fund, including the Small Cap Advantage Fund. The minimum monthly exchange is $1,200 per HighMark Equity Fund. You can choose to make these exchanges on a monthly, quarterly, semi-annual or annual basis for a fixed period of time.

To participate in the Systematic Exchange Plan, you must:

o Have at least $5,000 in your HighMark Money Market or Fixed-Income Fund account(s).

o     Have your dividends automatically reinvested.

To take part in the Systematic Exchange Plan, complete the appropriate section on your Account Application form. You may change or cancel the plan at any time by sending a written notice to our Transfer Agent (a medallion guarantee may be required).

MORE ABOUT
HIGHMARK FUNDS

INVESTMENT MANAGEMENT

INVESTMENT ADVISER

HighMark Capital Management, Inc. serves as investment adviser of the HighMark Funds and manages their investment portfolios on a day-to-day basis under the supervision of HighMark Funds' Board of Trustees. HighMark Capital Management also serves as the administrator of the HighMark Funds.

HighMark Capital Management is a subsidiary of Union Bank of California, N.A., which is a subsidiary of UnionBanCal Corporation. UnionBanCal Corporation is a publicly held corporation which is principally held by The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU). BTMU is in turn a wholly owned subsidiary of Mitsubishi UFJ Financial Group, Inc. As of September 30, 2006, UnionBanCal Corporation and its subsidiaries had approximately $52.0 billion in consolidated assets. As of the same date, HighMark Capital Management had approximately $19.0 billion in assets under management. HighMark Capital Management (and its predecessors) has been providing investment management services to individuals, institutions and large corporations since 1919.

For its advisory services to the Small Cap Advantage Fund, HighMark Capital Management is entitled to receive management fees at an annual rate of 0.95% of the Fund's average daily net assets.

A discussion regarding the basis for HighMark Funds' Board of Trustees approving the advisory agreement between HighMark Capital Management, Inc. and the Fund will be available in HighMark Funds' report to shareholders for the period ending on July 31, 2006.

PORTFOLIO MANAGERS

David J. Goerz, a Senior Vice President and Chief Investment Officer, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Goerz has been associated with HighMark Capital Management, Inc. since 2003. Prior to joining HighMark Capital Management, Mr. Goerz was Chief Investment Officer for Morningstar Associates from 2002 to 2003. Mr. Goerz was Vice President, Director of Global Asset Allocation Research and Portfolio Manager for Wellington Management Company from 1995-2002.

Richard Rocke, a Vice President and Director of Quantitative Strategies Group, will be co-manager for HighMark Small Cap Advantage Fund upon the Fund's commencement of investment operations. Mr. Rocke has been associated with HighMark Capital Management, Inc. since 1999.

The SAI provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Fund.

FINANCIAL HIGHLIGHTS

Financial information for the Fund is not presented because Shares of the Fund were not offered prior to the date of this Prospectus.

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OTHER INVESTMENT MATTERS

The Fund is not a complete investment program. The investment objectives or goals of the Fund and the investment policies of the Fund can be changed without shareholder approval, except for the policies that are identified as "fundamental" in the SAI.

The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Equity securities are subject mainly to market risk. Following the table is a more complete discussion of risk. You may also consult the SAI for more details about the securities in which the Fund may invest.

FUND NAME

Small Cap Advantage Fund

INSTRUMENT                                                                               RISK TYPE
------------------------------------------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS (ADRS): ADRs are foreign                                    Market
Shares of a company held by a U.S. bank that issues a receipt                            Political
evidencing ownership. ADRs pay dividends in U.S. dollars.                                Foreign Investment
------------------------------------------------------------------------------------------------------------------
BANKERS' ACCEPTANCES: Bills of exchange or time drafts                                   Credit
drawn on and accepted by a commercial bank. They generally                               Liquidity
have maturities of six months or less.                                                   Market
------------------------------------------------------------------------------------------------------------------
BONDS: Interest-bearing or discounted government or corporate                            Market
securities that obligate the issuer to pay the bondholder                                Credit
a specified sum of money, usually at specific intervals, and to                          Prepayment/Call
repay the principal amount of the loan at maturity.
------------------------------------------------------------------------------------------------------------------
CALL AND PUT OPTIONS: A call option gives the buyer the right                            Management
to buy, and obligates the seller of the option to sell, a security                       Liquidity
at a specified price. A put option gives the buyer the right to                          Credit
sell, and obligates the seller of the option to buy, a security                          Market
at a specified price.                                                                    Leverage
------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT: Negotiable instruments with a                                   Market
stated maturity.                                                                         Credit
                                                                                         Liquidity
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER: Secured and unsecured short-term                                       Credit
promissory notes issued by corporations and other entities.                              Liquidity
Their maturities generally vary from a few days to nine months.                          Market
------------------------------------------------------------------------------------------------------------------
COMMON STOCK: Shares of ownership of a company.                                          Market
------------------------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES: Bonds or preferred stock that convert                            Market
to common stock.                                                                         Credit
------------------------------------------------------------------------------------------------------------------
DEMAND NOTES: Securities that are subject to puts and standby                            Market
commitments to purchase the securities at a fixed price (usually                         Liquidity
with accrued interest) within a fixed period of time following                           Management
demand by the Fund.
------------------------------------------------------------------------------------------------------------------
DERIVATIVES: Instruments whose value is derived from an                                  Management
underlying contract, index or security, or any combination                               Market
thereof, including futures, options (e.g., puts and calls), options                      Credit
on futures, swap agreements, and some mortgage-backed                                    Liquidity
securities.                                                                              Leverage
                                                                                         Prepayment/Call
                                                                                         Hedging

------------------------------------------------------------------------------------------------------------------

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
INSTRUMENT                                                                               RISK TYPE
------------------------------------------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS: Exchange traded funds ("ETFs") are                                Market
hybrid investment companies that are registered as open-end
investment companies or unit investment trusts ("UITs") but
possess some characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks designed to track the price performance and dividend yield of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"),
NASDAQ-100 Index Tracking Stock and iShares, which may be
obtained from the UIT or investment company issuing the
securities or purchased in the secondary market. ETF shares
traded in the secondary market may be purchased and sold at
market prices in transactions on an exchange. By investing in an ETF, the Fund will indirectly bear its proportionate share of any expenses paid by the ETF in addition to the expenses of
the Fund.
------------------------------------------------------------------------------------------------------------------
FOREIGN SECURITIES: Stocks issued by foreign companies including                         Market
ADRs and Global Depository Receipts (GDRs), as well as                                   Political
commercial paper of foreign issuers and obligations of foreign                           Foreign Investment
governments, companies, banks, overseas branches of U.S. banks                           Liquidity
or supranational entities.                                                               Emerging Market
                                                                                         Prepayment/Call
------------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                                     Management
purchase or sell a specific amount of a currency at a fixed                              Liquidity
future date and price set by the parties involved at the time                            Credit
the contract is negotiated.                                                              Market
                                                                                         Political
                                                                                         Leverage
                                                                                         Foreign Investment
------------------------------------------------------------------------------------------------------------------
FUTURES AND RELATED OPTIONS: A contract providing for the                                Management
future sale and purchase of a specific amount of a specific                              Market
security, class of securities, or index at a specified time in                           Credit
the future and at a specified price.                                                     Liquidity
                                                                                         Leverage
------------------------------------------------------------------------------------------------------------------
HIGH-YIELD/HIGH-RISK BONDS: Bonds rated below investment                                 Credit
grade by the primary rating agencies (e.g., BB or lower by                               Market
Standard & Poor's and Ba or lower by Moody's). These securities                          Liquidity
are considered speculative and involve greater risk of loss than investment grade bonds. Also called "lower rated bonds,"
"noninvestment grade bonds" and "junk bonds."
------------------------------------------------------------------------------------------------------------------
ILLIQUID SECURITIES: Securities that ordinarily cannot be sold                           Liquidity
within seven business days at the value the Fund has estimated                           Market
for them. The Fund may invest up to 15% of its net assets in illiquid securities.
------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES: Shares of registered                                      Market
investment companies. These may include HighMark Money
Market Funds and other registered investment companies for
which HighMark, its sub-advisers, or any of their affiliates serves as investment adviser, administrator or distributor.
As a shareholder of an investment company, the Fund will
indirectly bear investment management fees of that investment company, which are in addition to the management
fees the Fund pays its own adviser.
------------------------------------------------------------------------------------------------------------------

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
INSTRUMENT                                                                               RISK TYPE
------------------------------------------------------------------------------------------------------------------
INVESTMENT GRADE SECURITIES: Securities rated BBB or higher                              Market
by Standard & Poor's; Baa or better by Moody's; similarly                                Credit
rated by other nationally recognized rating organizations; or,                           Prepayment/Call
if not rated, determined to be of comparably high quality by the Fund's adviser.
------------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS: Investment-grade, U.S. dollar-                                 Market
denominated debt securities with remaining maturities of one                             Credit
year or less. These may include short-term U.S. government
obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S.
government securities, certificates of deposit, bankers'
acceptances, and other financial institution obligations.
These securities may carry fixed or variable interest rates.
------------------------------------------------------------------------------------------------------------------
OBLIGATIONS OF SUPRANATIONAL AGENCIES: Securities issued                                 Credit
by supranational agencies that are chartered to promote                                  Foreign Investment
economic development and are supported by various                                        Prepayment/Call
governments and government agencies.
------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: Equity securities that generally pay dividends                         Market
at a specified rate and take precedence over common stock in the payment of dividends or in the event of liquidation.
Preferred stock generally does not carry voting rights.
------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS: Real estate investment trusts                             Market
("REITs") are pooled investment vehicles that invest primarily in                        Credit
income-producing real estate or real estate related loans or                             Prepayment/Call
interests. The real estate properties in which REITs invest
typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated
by the related properties. By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS: The purchase of a security and                                    Market
the simultaneous commitment to return the security to the                                Leverage
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.
------------------------------------------------------------------------------------------------------------------
REVERSE REPURCHASE AGREEMENTS: The sale of a security                                    Market
and the simultaneous commitment to buy the security back                                 Leverage
at an agreed upon price on an agreed upon date. This is
treated as a borrowing by the Fund.
------------------------------------------------------------------------------------------------------------------
RESTRICTED SECURITIES: Securities not registered under the                               Liquidity
Securities Act of 1933, such as privately placed commercial                              Market
paper and Rule 144A securities.
------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING: The lending of up to 33 1/3% of the                                  Market
Fund's total assets. In return the Fund will receive cash, other                         Leverage
securities and/or letters of credit.                                                     Liquidity
                                                                                         Credit
------------------------------------------------------------------------------------------------------------------
SWAP AGREEMENTS: A transaction where one security or                                     Management
characteristic of a security is swapped for another. An example                          Market
is when one party trades newly issued stock for existing bonds                           Credit
with another party.                                                                      Liquidity
                                                                                         Leverage
------------------------------------------------------------------------------------------------------------------

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
INSTRUMENT                                                                               RISK TYPE
------------------------------------------------------------------------------------------------------------------
TIME DEPOSITS: Non-negotiable receipts issued by a bank in                               Liquidity
exchange for a deposit of money.                                                         Credit
                                                                                         Market
------------------------------------------------------------------------------------------------------------------
TREASURY INFLATION PROTECTED SECURITIES: Treasury inflation                              Market
protected securities ("TIPS") are fixed income securities issued                         Interest Rate
by the U.S. Treasury whose principal value is periodically
adjusted according to the rate of inflation. TIPS have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
The interest rate on these securities is fixed at issuance, but over the life of the securities, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation.
------------------------------------------------------------------------------------------------------------------
TREASURY RECEIPTS: Treasury receipts, Treasury investment                                Market
growth receipts and certificates of accrual of Treasury securities.
------------------------------------------------------------------------------------------------------------------
UNIT INVESTMENT TRUSTS: A type of investment vehicle,                                    Market
registered with the Securities and Exchange Commission
under the Investment Company Act of 1940, that purchases a
fixed portfolio of income-producing securities, such as
corporate, municipal, or government bonds, mortgage-backed
securities or preferred stock. Unit holders receive an
undivided interest in both the principal and the income
portion of the portfolio in proportion to the amount of
capital they invest. The portfolio of securities remains
fixed until all the securities mature and unit holders have
recovered their principal.
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by                                  Market
agencies and instrumentalities of the U.S. government. These                             Credit
include Ginnie Mae, Fannie Mae and Freddie Mac.                                          Prepayment/Call
------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately traded                        Market
registered interest and principal securities, and coupons under bank entry safekeeping.
------------------------------------------------------------------------------------------------------------------
VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with                                 Credit
interest rates that are reset daily, weekly, quarterly or on                             Liquidity
some other schedule. Such instruments may be payable to                                  Market
the Fund on demand.
------------------------------------------------------------------------------------------------------------------
WARRANTS: Securities that give the holder the right to buy a                             Market
proportionate amount of common stock at a specified price.                               Credit
Warrants are typically issued with preferred stock and bonds.
------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: A                                        Market
purchase of, or contract to purchase, securities at a fixed                              Leverage
price for delivery at a future date.                                                     Liquidity
                                                                                         Credit
------------------------------------------------------------------------------------------------------------------
ZERO-COUPON DEBT OBLIGATIONS: Bonds and other types of                                   Credit
debt that pay no interest, but are issued at a discount from                             Market
their value at maturity. When held to maturity, their entire                             Zero Coupon
return equals the difference between their issue price and their maturity value.
------------------------------------------------------------------------------------------------------------------

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OTHER RISKS

HighMark Funds also offers shares of the Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund (collectively the "Asset Allocation Portfolios"). Each of the Asset Allocation Portfolios is a "fund-of-funds" that invests in other mutual funds within the HighMark Funds family. Fiduciary shares of the Fund and certain other series of HighMark Funds not offered in this prospectus (collectively the "Underlying Funds") are offered to the Asset Allocation Portfolios. The Asset Allocation Portfolios, individually or collectively, may own significant amounts of shares of each Underlying Fund from time to time. The Asset Allocation Portfolios typically use asset allocation strategies pursuant to which they frequently may increase or decrease the amount of shares of any of the Underlying Funds they own, which could occur daily in volatile market conditions. Depending on a number of factors, including the cash flows into and out of an Underlying Fund as a result of the activity of other investors, an Underlying Fund's asset levels and an Underlying Fund's then-current liquidity, purchases and sales by an Asset Allocation Portfolio could require the Underlying Funds to purchase or sell portfolio securities, increasing the Underlying Funds' transaction costs and possibly reducing the Underlying Funds' performance.

GLOSSARY OF
INVESTMENT RISKS

This section discusses the risks associated with the securities and investment techniques listed above, as well as the risks mentioned under the heading "What Are the Main Risks of Investing in This Fund?" in the Fund profile. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain types of investments are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Generally speaking, the lower a security's credit rating, the higher its credit risk. If a security's credit rating is downgraded, its price tends to decline sharply, especially as it becomes more probable that the issuer will default.

EMERGING MARKET RISK. To the extent that the Fund invests in emerging markets to enhance overall returns, it may face higher political, foreign investment, and market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. See also FOREIGN INVESTMENT RISK below.

FOREIGN INVESTMENT RISK. Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar's value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. For instance, foreign governments may limit or prevent investors from transferring their capital out of a country. This may affect the value of your investment in the country that adopts such currency controls. Exchange rate fluctuations also may impair an issuer's ability to repay U.S. dollar-denominated debt, thereby increasing the credit risk of such debt. Finally, the value of foreign securities may be seriously harmed by incomplete or inaccurate financial information about their issuers, smaller and less liquid securities markets, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are greater in the emerging markets than in the developed markets of Europe and Japan.

HEDGING. When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce the Fund's risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that the Fund's hedging transactions will be effective.

INVESTMENT STYLE RISK. The risk that the particular type of investment on which a fund focuses (in the case of the Fund small cap stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a fund that focuses on that market segment to underperform those that favor other kinds of securities.

LEVERAGE RISK. The risk associated with securities or investment practices that magnify small index or market movements into large changes in value. Leverage is often created by investing in derivatives, but it may be inherent in other types of securities as well.

LIQUIDITY RISK. The risk that a security may be difficult or impossible to sell at the time and price the seller wishes. The seller may have to accept a lower price for the security, sell other securities instead, or forego a more attractive investment opportunity. Any or all of these limitations could hamper the management or performance of the Fund.

MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

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MARKET RISK. The risk that a security's market value may decline, especially if it occurs rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price the investor originally paid for it. Market risk may affect a single issuer, industrial sector or the market as a whole. For fixed-income securities, market risk is largely influenced by changes in interest rates. Rising interest rates typically cause the value of bonds to decrease, while falling rates typically cause the value of bonds to increase.

POLITICAL RISK. The risk of investment losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PREPAYMENT & CALL RISK. The risk that an issuer will repay a security's principal at an unexpected time. Prepayment and call risk are related, but differ somewhat. Prepayment risk is the chance that a large number of the mortgages underlying a mortgage-backed security will be refinanced sooner than the investor had expected. Call risk is the possibility that an issuer will "call"--or repay--a high-yielding bond before the bond's maturity date. In both cases, the investor is usually forced to reinvest the proceeds in a security with a lower yield. This turnover may result in taxable capital gains and, in addition, may lower a portfolio's income. If an investor paid a premium for the security, the prepayment may result in an unexpected capital loss.

Prepayment and call risk generally increase when interest rates decline, and can make a security's yield as well as its market price more volatile. Generally speaking, the longer a security's maturity, the greater the prepayment and call risk it poses.

SMALL-COMPANY STOCK RISK. Investing in small companies is generally more risky than investing in large companies, for a variety of reasons. Many small companies are young and have limited track records. They also may have limited product lines, markets or financial resources. They may, in addition, be more vulnerable to adverse business or economic developments than larger companies. Stocks issued by small companies tend to be less liquid and more volatile than stocks of larger companies or the market averages in general. In addition, small companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static or moderate growth prospects. If a fund concentrates on small companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

ZERO COUPON RISK. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities that pay interest periodically.

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HIGHMARK FUNDS
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HIGHMARK FUNDS SERVICE PROVIDERS:

INVESTMENT ADVISER & ADMINISTRATOR
HIGHMARK CAPITAL MANAGEMENT, INC.
350 California Street
San Francisco, CA 94104

CUSTODIAN
UNION BANK OF CALIFORNIA, N.A.
350 California Street
San Francisco, CA 94104

DISTRIBUTOR
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, PA 19456

LEGAL COUNSEL
ROPES & GRAY LLP
One Embarcadero Center, Suite 2200
San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DELOITTE & TOUCHE LLP
Two World Financial Center
New York, NY 10281

TRANSFER AGENT
STATE STREET BANK & TRUST COMPANY
PO Box 8416
Boston, MA 02266

HOW TO OBTAIN MORE INFORMATION:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

More detailed information about the HighMark Funds is included in our SAI. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

To obtain the SAI free of charge, or for more information:

BY TELEPHONE: call 1-800-433-6884

BY MAIL: write to us at
         SEI Investments Distribution Co.
         1 Freedom Valley Drive
         Oaks, PA 19456

BY INTERNET: www.highmarkfunds.com

FROM THE SEC: You can also obtain the SAI and other information about the HighMark Funds from the SEC Website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (for information call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

HighMark Funds' Investment Company Act registration number is 811-05059.

[MOUNTAIN RANGE GRAPHIC OMITTED]

[HIGHMARK FUNDS(R) LOGO OMITTED]

445 South Figueroa Street o Suite 306 o Los Angeles o California o 90071

www.highmarkfunds.com

                                                                 HMK-PS-020-0300
                                                                   84838-A-11/06

                                 HIGHMARK FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 6, 2006

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of the HighMark Equity, Fixed Income and Asset Allocation Funds dated November 6, 2006 and the Prospectuses of HighMark Money Market Funds dated November 6, 2006 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing HighMark Funds' distributor, SEI Investments Distribution Co. (the "Distributor"), at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

         Certain disclosure has been incorporated by reference into this Statement of Additional Information from the Annual Report of HighMark Funds, copies of which may be obtained, without charge, by contacting the Distributor at 1-800-433-6884.

















HMK-SX-009-0300

                                TABLE OF CONTENTS
                                                                            PAGE

HIGHMARK FUNDS.................................................................1
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS................................3
         Equity Securities.....................................................3
         Initial Public Offerings..............................................3
         Debt Securities.......................................................3
         Convertible Securities................................................4
         Asset-Backed Securities (non-mortgage)................................5
         Bank Instruments......................................................5
         Commercial Paper and Variable Amount Master Demand Notes..............6
         Lending of Portfolio Securities.......................................6
         Repurchase Agreements.................................................7
         Reverse Repurchase Agreements.........................................7
         U.S. Government Obligations...........................................8
         Mortgage-Related Securities...........................................8
         Adjustable Rate Notes................................................10
         Municipal Securities.................................................11
         Puts.................................................................18
         Shares of Mutual Funds...............................................19
         When-Issued Securities and Forward Commitments.......................19
         Zero-Coupon Securities...............................................20
         Options (Puts and Calls) on Securities...............................20
         Covered Call Writing.................................................21
         Purchasing Call Options..............................................22
         Purchasing Put Options...............................................22
         Options in Stock Indices.............................................22
         Risk Factors in Options Transactions.................................23
         Futures Contracts and Related Options................................24
         Options on Securities' Futures Contracts.............................26
         Risk of Transactions in Securities' Futures Contracts
         and Related Options .................................................26
         Index Futures Contracts..............................................27
         Options on Index Futures Contracts...................................28
         General Characteristics of Currency Futures Contracts................28
         Foreign Investment...................................................29
         Foreign Currency Transactions........................................29
         Transaction Hedging..................................................30
         Position Hedging.....................................................30
         Currency Forward Contracts...........................................31
         Index-Based Investments..............................................32
         Small Cap/Special Equity Situation Securities........................33
         High Yield Securities................................................33
         Money Market Instruments.............................................34
         Treasury Receipts....................................................34
         High Quality Investments with Regard to the Money Market Funds.......35
         Illiquid Securities..................................................37
         Restricted Securities................................................38

         Real Estate Investment Trusts........................................38
         Treasury Inflation Protected Securities..............................39
INVESTMENT RESTRICTIONS.......................................................39
         1940 Act Restrictions................................................46
         Additional Non-Fundamental Policies..................................49
         Voting Information...................................................49
PORTFOLIO TURNOVER............................................................49
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................50
VALUATION.....................................................................52
         Valuation of the Money Market Funds..................................52
         Valuation of the Equity Funds and the Fixed Income Funds.............53
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................55
         Purchases Through Financial Institutions.............................55
         Redemption by Checkwriting...........................................56
         Sales Charges........................................................57
         Sales Charge Reductions and Waivers..................................58
         Additional Federal Tax Information...................................61
         Additional Tax Information Concerning the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund
         and the National Intermediate Tax-Free Bond Fund.....................68
         Additional Tax Information Concerning the Asset Allocation
         Portfolios ..........................................................72
MANAGEMENT OF HIGHMARK FUNDS..................................................73
         Trustees and Officers................................................73
         Codes of Ethics......................................................81
         Investment Adviser...................................................81
         Sub-Advisers.........................................................83
         Portfolio Managers...................................................85
         Portfolio Transactions...............................................95
         Administrator and Sub-Administrator..................................99
         Glass-Steagall Act..................................................103
         Shareholder Services Plans..........................................104
         Expenses............................................................105
         Distributor.........................................................105
         Transfer Agent and Custodian Services...............................109
         Independent Registered Public Accounting Firm.......................110
         Legal Counsel.......................................................110
ADDITIONAL INFORMATION.......................................................110
         Proxy Voting Policies and Procedures................................110
         Description of Shares...............................................110
         Shareholder and Trustee Liability...................................112
         Miscellaneous.......................................................113
APPENDIX A...................................................................114
APPENDIX B...................................................................143
FINANCIAL STATEMENTS.........................................................154

                       STATEMENT OF ADDITIONAL INFORMATION
                                 HIGHMARK FUNDS

         HighMark Funds is an open-end management investment company. All of the series of HighMark Funds, except for HighMark Enhanced Growth Fund, HighMark Cognitive Value Fund and HighMark International Opportunities Fund, are diversified investment companies. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty three series of units of beneficial interest, twenty two of which are covered by this Statement of Additional Information, and which represent interests in one of the following portfolios:

         HighMark Balanced Fund,
         HighMark Cognitive Value Fund,
         HighMark Core Equity Fund,
         HighMark Enhanced Growth Fund,
         HighMark International Opportunities Fund,
         HighMark Large Cap Growth Fund (formerly, HighMark Growth Fund), HighMark Large Cap Value Fund,
         HighMark Small Cap Growth Fund,
         HighMark Small Cap Value Fund,
         HighMark Value Momentum Fund,
         HighMark Bond Fund,
         HighMark Short Term Bond Fund,
         HighMark California Intermediate Tax-Free Bond Fund,
         HighMark National Intermediate Tax-Free Bond Fund,
         HighMark 100% U.S. Treasury Money Market Fund,
         HighMark California Tax-Free Money Market Fund,
         HighMark Diversified Money Market Fund,
         HighMark U.S. Government Money Market Fund,
         HighMark Income Plus Allocation Fund,
         HighMark Growth & Income Allocation Fund,
         HighMark Capital Growth Allocation Fund, and
         HighMark Diversified Equity Allocation Fund (each a "Fund" and collectively the "Funds").

         HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund commenced operations on April 3, 2006. HighMark Short Term Bond Fund commenced operations on November 2, 2004. HighMark Income Plus Allocation Fund, HighMark Growth & Income Allocation Fund, and HighMark Capital Growth Allocation Fund commenced operations on October 12, 2004. HighMark Small Cap Growth Fund commenced operations on April 28, 2003. HighMark National Intermediate Tax-Free Bond Fund commenced operations on October 18, 2002. HighMark Core Equity Fund commenced operations on May 31, 2000. HighMark Small Cap Value Fund commenced operations on September 17, 1998. HighMark Value Momentum Fund and HighMark California Intermediate Tax-Free Bond Fund commenced operations on April 25, 1997. HighMark Balanced Fund commenced operations on November 14, 1993 and HighMark Large Cap Growth

Fund (formerly, HighMark Growth Fund) commenced operations on November 18, 1993. HighMark Large Cap Value Fund and HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment. HighMark Diversified Money Market Fund commenced operations on February 1, 1991, and HighMark California Tax-Free Money Market Fund commenced operations on June 10, 1991. HighMark U.S. Government Money Market Fund and HighMark 100% U.S. Treasury Money Market Fund commenced operations on August 10, 1987.

         For ease of reference, this Statement of Additional Information sometimes refers to the different categories of Funds as the "Equity Funds," the "Fixed Income Funds," the "Money Market Funds" and the "Asset Allocation Portfolios."

         The EQUITY FUNDS include:
                  Balanced Fund
                  Cognitive Value Fund
                  Core Equity Fund
                  Enhanced Growth Fund
                  International Opportunities Fund
                  Large Cap Growth Fund
                  Large Cap Value Fund
                  Small Cap Growth Fund
                  Small Cap Value Fund
                  Value Momentum Fund

         The FIXED INCOME FUNDS include:
                  Bond Fund
                  Short Term Bond Fund
                  California Intermediate Tax-Free Bond Fund
                  National Intermediate Tax-Free Bond Fund

         The MONEY MARKET FUNDS include:
                  100% U.S. Treasury Money Market Fund
                  California Tax-Free Money Market Fund
                  Diversified Money Market Fund
                  U.S. Government Money Market Fund

         The ASSET ALLOCATION PORTFOLIOS include:
                  Income Plus Allocation Fund
                  Growth & Income Allocation Fund
                  Capital Growth Allocation Fund
                  Diversified Equity Allocation Fund

         The Income Equity Portfolio and the Bond Portfolio of the IRA Collective Investment (which were reorganized into certain Funds as described above) are sometimes referred to as the "IRA Fund Portfolios."

         As described in the Prospectuses, the Funds have been divided into as many as six classes of shares (designated Class A, Class B and Class C Shares (collectively "Retail Shares"), Class S Shares, Class M Shares and Fiduciary Shares) for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans, which Distribution Plans apply only to such Funds' Retail Shares and Class S Shares. Retail Shares, Class S Shares, Class M Shares and Fiduciary Shares are sometimes referred to collectively as "Shares." Holders of Shares are sometimes referred to in this Statement of Additional Information collectively as "shareholders".

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus for such Shares.

                ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following investment strategies supplement the investment objectives and policies of each Fund as set forth in the respective Prospectus for that Fund.

         1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

         2. INITIAL PUBLIC OFFERINGS. The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund may invest in initial public offerings ("IPOs"), including secondary offerings of newly public companies. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned public companies. Many IPOs are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. For foreign IPOs, the risks may be more significant when combined with the risks of investing in developed and emerging markets.

         3. DEBT SECURITIES. The Funds may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by a Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would a Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

         Depending upon prevailing market conditions, a Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

         From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

         4. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, each Equity Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

         Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

         Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

         The Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

         5. ASSET-BACKED SECURITIES (NON-MORTGAGE). Consistent with their investment objectives, policies and restrictions, certain Funds may invest in asset-backed securities. Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

         The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with their investment objectives and policies, the Funds may invest in other asset-backed securities that may be developed in the future.

         6. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are

U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

         Although the Diversified Money Market Fund maintains a diversified portfolio, there are no limitations on its ability to invest in domestic certificates of deposit, banker's acceptances and other bank instruments. Extensive investments in such instruments may result from the Fund's concentration of securities in the financial services industry. Domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the Securities and Exchange Commission (the "SEC") staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

         7. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         8. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, each Fund (other than the 100% U.S. Treasury Money Market
Fund) may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. A Fund (other than the 100% U.S. Treasury

Money Market Fund) may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

         9. REPURCHASE AGREEMENTS. Securities held by each Fund (other than the 100% U.S. Treasury Money Market Fund) may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         10. REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

         11. U.S. GOVERNMENT OBLIGATIONS. With the exception of the 100% U.S. Treasury Money Market Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the applicable Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when a Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

         For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see
"Mortgage-Related Securities" below.

         12. MORTGAGE-RELATED SECURITIES. As indicated in the Prospectuses, the Diversified Money Market Fund, the U.S. Government Money Market Fund and the California Tax-Free Money Market Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Fixed Income Funds and the Balanced Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes and in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, those issued by nongovernmental entities. In addition, the Fixed Income Funds and the Balanced Fund may invest in collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

         Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.

         Adjustable rate mortgage securities ("ARMS") are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMs provide for monthly payments based on a pro rata share of both periodic interest and principal payments and prepayments of principal on the underlying mortgage pool (less GNMA's, FNMA's, or FHLMC's fees and any applicable loan servicing fees).

         There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         CMOs in which the Fixed Income Funds and the Balanced Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). Each Fund may purchase fixed, adjustable, or "floating" rate CMOs that are collateralized by fixed rate or adjustable rate mortgages that are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government or are directly guaranteed as to payment of principal and interest by the issuer, which guarantee is collateralized by U.S. government securities or is collateralized by privately issued fixed rate or adjustable rate mortgages.

         Securities such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility than other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.

         REMICs in which the Fixed Income Funds and the Balanced Fund may invest are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         13. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Money Market Fund) may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to a Fund's non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

         Maturities for variable and adjustable rate notes held in the Money Market Funds will be calculated in compliance with the provisions of Rule 2a-7, as it may be amended from time to time.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

         14. MUNICIPAL SECURITIES. The California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund invest at least 80% of their net assets in municipal securities of varying maturities, which are rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality. The California Tax-Free Money Market Fund invests only in Municipal Securities with remaining effective maturities of 397 days or less, and which, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO or are determined by the Adviser to be of comparable quality.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. In addition, private activity bonds that are issued by or on behalf of public agencies to finance privately operated facilities are included in the definition of Municipal Securities so long as they meet certain qualifications outlined in the Internal Revenue Code of 1986, as amended (the "Code"). In general, in order to qualify as a Municipal Security, a private activity bond must fall into one of the following categories: (i) exempt facility bonds (i.e., bonds issued to finance certain qualifying facilities, including airports, docks, water and sewage facilities, affordable rental housing, certain hazardous waste facilities, and certain transportation facilities); (ii) qualified mortgage bonds (i.e., bonds issued to finance single family projects, including housing for veterans); (iii) qualified small issue bonds (issuers are limited to $10,000,000 aggregate issuance); (iv) qualified student loan bonds; (v) qualified redevelopment bonds (i.e., bonds issued to finance projects within redevelopment areas); and (vi) qualified 501(c)(3) bonds (i.e., bonds issued for the benefit of qualified nonprofit corporations). In addition, the federal government imposes a volume cap each year that limits the aggregate amount of qualified private activity bonds other than qualified 501(c)(3) bonds that each state may issue.

         As described in the Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer or other entity whose financial resources are supporting the Municipal Securities, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields, while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

         In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Certain Municipal Securities are secured by revenues from municipal leases or installment purchase agreements (referred to as "certificates of participation" or "COPs"). COPs typically provide that the public obligor has no obligation to make lease or installment payments in future years unless the public obligor has use and possession of the leased property. While the risk of non-appropriation is inherent to COP financing, this risk is mitigated by the Fund's policy to invest in COPs that are rated at a minimum rating of Baa3 by Moody's Service, Inc. ("Moody's") or BBB- by Standard & Poor's Corporation ("S&P"), or if not rated, determined to be of comparably high quality by the Adviser.

         Municipal Securities also include community facilities district (so-called "Mello-Roos") and assessment district bonds, which are usually unrated instruments issued by or on behalf of specially-formed districts to finance the building of roads, sewers, water facilities, schools and other public works and projects that are primarily secured by special taxes or benefit assessments levied on property located in the district. Some of these bonds cannot be rated because (i) the tax or assessment is often the obligation of a single developer in a to-be-built residential or commercial project, (ii) there are a limited number of taxpayers or assessees, (iii) or the issues are deemed too small to bear the additional expense of a rating. The purchase of these bonds is based upon the Adviser's determination that it is suitable for the Fund.

         Municipal Securities may also include, but are not limited to, short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the public obligor's receipt of taxes, fees, charges, revenues or subventions, the proceeds of future bond issues, or other revenues.

         An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of property due to natural disasters or acts of war.

         In addition, in accordance with its investment objective, each Fund may invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power, if any, of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the Funds may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property. Some jurisdictions may limit the remedies of a creditor secured by a deed of trust, including California, as discussed below.

         Certain Municipal Securities in which the Funds may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions, embellished by decisional law, that limit the remedies of a creditor secured by a deed of trust. Some of the provisions generally bar a creditor from obtaining a deficiency judgment for such secured obligations based either on the method of foreclosure or the type of debt secured. Other antideficiency provisions limit a creditor's deficiency based on the value of the real property security at the time of the foreclosure sale. Another statutory provision, commonly known as the "one-action" rule, has two aspects, an "affirmative defense" aspect and a "sanction" aspect. The "affirmative defense" aspect limits creditors secured by real property to a single action to enforce the obligation (e.g., a collection lawsuit or setoff) and under the related "security-first principle," requires the creditor to foreclose on the security before obtaining a judgment or other enforcement of the secured obligation. Under the "sanction" aspect, if the creditor secured by a lien on real property violates the one-action rule, the creditor loses its lien and, in some instances, the right to recover on the debt. Under the statutory provisions governing judicial foreclosures, the debtor has the right to redeem the title to the property for up to one year following the foreclosure sale.

         Upon the default under a deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the deed of trust are subject to certain procedural requirements whereby the effective minimum period for foreclosing on a deed of trust is generally 121 days after the initial default. Such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of deeds of trust securing an issuer's obligations. Following a creditor's non-judicial foreclosure under a power of sale, no deficiency judgment is available. This limitation, however, does not apply to recoveries for bad faith waste, certain kinds of fraud and pursuant to environmental indemnities. This limitation also does not apply to bonds authorized or permitted to be issued by the Commissioner of Corporations, or which are made by a public utility subject to the Public Utilities Act.

         Certain Municipal Securities in the Funds may be obligations that finance affordable residential housing development. Continuing compliance by the owner of the project with certain tenant income and rental restrictions is generally necessary to ensure that the Municipal Securities remain tax-exempt.

         Certain Municipal Securities in the Funds may be obligations that finance the acquisition of mortgages for low and moderate income single family homebuyers. These obligations may be payable solely from revenues derived from home loans secured by deeds of trust and may be subject to state limitations applicable to obligations secured by real property. For example, under California anti-deficiency legislation, there is usually no personal recourse against a borrower of a dwelling of no more than four units, at least one of which is occupied by such a borrower, where the dwelling has been purchased with the loan that is secured by the deed of trust, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a deed of trust, and the value of the property subject to that deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the borrower carried no insurance, upon default, the issuer holding that loan nevertheless would generally be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.

         The Funds, in accordance with their investment objective, may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which the Adviser believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Funds in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

         The Funds may invest in municipal obligations that are payable solely from the revenues of hospitals and other health care institutions, although the obligations may be secured by the real or personal property of such institutions. Certain provisions under federal and state law may adversely affect such revenues and, consequently, payment on those Municipal Securities.

         Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. The Funds can not predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the Funds and the liquidity and value of their portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in California Municipal Securities by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund" below.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from gross income for federal income tax purposes or from California personal income taxes are rendered at the time of issuance by legal counsel selected by the public issuer and purportedly experienced in matters relating to the validity of and tax exemption of interest payable with respect to Municipal Securities issued by states and their political sub-divisions. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

         INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES BY THE CALIFORNIA TAX-FREE MONEY MARKET FUND AND THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California.

         Because each of these California Funds expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

         California's economy is the largest of the 50 states and one of the largest in the world. In early 2001, California's economy slipped into a recession, which was concentrated in its high-tech sector and, geographically, had the greatest impact in northern California. The economy has since recovered, with gains of over 600,000 jobs between July 2003 and May 2006. The State's financial situation from 2001 to 2003 resulted in downgrades of its general obligation credit rating by Standard & Poor's from "AA" levels in 2001 to "BBB" levels in 2003. The State's general obligation credit ratings were upgraded to "A-" in 2004 and are at "A+" levels at present. However, there is no guarantee that California's credit rating will remain at "A+" or continue to improve.

         Both the national and the California economy improved in 2005 and the first five months of 2006, although the national economy was not as strong in the second half of 2005 as it was in the first half. Obstacles to growth of the national economy include hurricane destruction, high energy costs, rising interest rates and a cooling housing sector. High energy costs, rising interest rates, a cooling housing sector and unemployment are all obstacles to the growth of the California economy, and it is impossible to predict the future impact of such factors on the

California economy. For example, despite a recent upturn, both national output growth and California personal income growth are expected to slow slightly in 2006 and more so in 2007.

         The recent recession in California resulted in a period of budget imbalance and year-end deficits. The State experienced a decline in State revenues attributable in large part to declines in personal income tax receipts including particularly stock market-related income tax revenues, such as capital gains realizations and stock option income. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 7.3% of General Fund revenues in the last ten years. The State estimates that capital gains and stock option tax receipts will account for 13.2% of General Fund revenue in fiscal year 2005-06 and 13.6% of General Fund revenue in fiscal year 2006-07. Despite the positive developments in the economic and revenue outlook, taxes on capital gains and stock option tax receipts can add a significant dimension of volatility to this area of revenue generation.

         Following the drastic drop in revenues during fiscal year 2001-02, the State encountered severe difficulties in balancing the budget through fiscal year 2003-04, because of reduced tax revenues and failure to make sufficient reductions in expenditures. The result was successive budget deficits, with budgets that relied on one-time measures, internal borrowing and external borrowing. The state was forced to address a cash flow crisis during this time by issuing revenue anticipation warrants in June 2002 and June 2003 and economic recovery bonds in spring of 2004. The budget situation improved in subsequent years, with a fund balance of $7.5 billion at June 30, 2005.

         Despite economic growth, the net operating estimate for the State is still negative, with an estimated operating deficit of $3.3 billion. In July 2006, the Legislative Analyst's Office predicted an operating shortfall of approximately $4.5 billion to $5 billion in each of fiscal years 2007-08 and 2008-09, absent corrective actions. The State is projected to end the fiscal year 2005-06 with a reserve of approximately $9.0 billion, some of which may be used to offset a portion of the shortfall. Planned expenditures under the Budget Act for fiscal year 2006-07 include repayments and prepayments of prior obligations, building reserves, education, health and human services and transportation funding. Furthermore, in order to fund these expenditures, a $115.8 billion Strategic Growth Plan approved by the Legislature in May 2006 relies heavily on the issuance of new general obligation bonds and new leveraged funding sources.

         California's ability to raise revenues and reduce expenditures to the extent necessary to balance the budget for any year depends upon numerous factors, including economic conditions in the State and the nation, the accuracy of the State's revenue predictions and the impact of budgetary restrictions imposed by voter-passed initiatives. Proposition 58, also known as the Balanced Budget Amendment, places additional constraints on the budget process and the State's ability to raise revenue by requiring the State to enact a balanced budget and establish a special reserve and by restricting future borrowing to cover budget deficits.

         During the recent recession, California depleted its available cash resources and depended on external borrowings to meet its cash needs. As of July 1, 2006, the State had long-term general obligation bonds with approximately $48.8 billion in aggregate principal amount outstanding.

         In many recent years California has relied almost entirely on revenue anticipation notes (which must be issued and repaid in the same fiscal year) to meet cash flow needs during the fiscal year. In fiscal years 2004-05 and 2005-06, the State issued an aggregate total of $9 billion of revenue anticipation notes. The State expects to issue approximately $1.5 billion of revenue anticipation notes for the fiscal year 2006-07, which would be the smallest amount since 2000-01.

         The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of California state and municipal issuers to pay interest or repay principal on their obligations.

         Certain of the securities in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes.

         Article XIII B of the California Constitution, adopted in 1979, limits spending by state government and by "local governments." Article XIII B generally limits the amount of the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

         Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending has often been cited as one of the causes of the State's budget problems.

         The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest on and principal of their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected).

         There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy. In June 1995, Orange County negotiated a rollover of its short-term debt originally due at that time; the major rating agencies considered the rollover a default. In June 1996, the investors in such overdue notes were paid and the Orange County bankruptcy ended. However, the Orange County bankruptcy and such default had a serious effect upon the market for California municipal obligations. In early 2001, the California energy crisis and the bankruptcy filing by one of the State's three investor-owned utilities also caused disruption and uncertainty in the California bond market.

         It is not possible to predict the future impact of voter initiatives, state constitutional amendments, legislation or economic considerations described above, or of such initiatives, amendments or legislation that may be enacted in the future.

         Numerous factors may adversely affect the State and municipal economies. For example, limits on federal funding could result in the loss of federal assistance otherwise available to the State.

         In addition, it is impossible to predict the time, magnitude, or location of a natural or other catastrophe, such as a major earthquake, fire or flood, or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another natural disaster such as an earthquake could create a major dislocation of the California economy.

         The Funds' concentration in California Municipal Securities provides a greater level of risk than funds that are diversified across numerous states and municipal entities.


         15. PUTS. The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may acquire "puts" with respect to the Municipal Securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the California Tax-Free Money Market Fund's assets pursuant to Rule 2a-7 under the 1940 Act.

         The California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         16. SHARES OF MUTUAL FUNDS. Each Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits a Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies (these restrictions do not apply to the Asset Allocation Portfolios). In accordance with an exemptive order issued to HighMark Funds by the SEC, such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser or sub-adviser to a Fund (each, a "Sub-Adviser"), or an affiliate of such Adviser or Sub-Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by a Fund may cause shareholders of the Fund to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

         Investments by the California Tax-Free Money Market Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

         Investments in certain exchange traded funds ("ETFs") are not subject to certain provisions of the 1940 Act described above. For example, pursuant to an SEC exemptive order, certain series of HighMark Funds may invest without such limitations in iShares Funds. Any investments by a series of HighMark Funds that exceed the aforementioned 1940 Act limitations are subject to the terms and conditions of the exemptive order and a participation agreement between such series and iShares Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

         17. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in a Fund's net asset value.

         When a Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

         The Funds expect that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of such Fund's investment objective.

         18. ZERO-COUPON SECURITIES. Consistent with its objectives, a Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Fixed Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

         19. OPTIONS (PUTS AND CALLS) ON SECURITIES. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

         There are risks associated with such investments, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by a Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         20. COVERED CALL WRITING. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. A Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         21. PURCHASING CALL OPTIONS. The Equity Funds, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Funds may sell, exercise or close out positions as the Adviser deems appropriate.

         22. PURCHASING PUT OPTIONS. Each Equity Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         23. OPTIONS IN STOCK INDICES. The Equity Funds may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         A Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund's total assets.

         24. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser or, where applicable, the Sub-Adviser to forecast interest rate and market movements correctly.

         When it purchases an option, a Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on a Fund's ability to terminate option positions at times when the Adviser or, where applicable, its Sub-Adviser deems it desirable to do so. Although a Fund will take an option position only if the Adviser or, where applicable, its Sub-Adviser believes there is liquid secondary market for the option, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit a Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by a Fund has expired, the Fund could lose the entire value of its option.

         25. FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds and Fixed Income Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of a Fund. The Equity Funds and Fixed Income Funds may enter into futures contracts, typically related to capital market indices or specific financial securities.

         A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

         Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

         A Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

         In addition, to the extent consistent with their investment objectives and policies, the Funds may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. A Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

         At the maturity of a futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin, as described below.

         The Funds may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's investment strategy.

         When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, a Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

         26. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Equity Funds and Fixed Income Funds will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. A Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. A Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

         Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of a Fund's total assets.

         27. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by a Fund is subject to the ability of the Adviser or, where applicable, the Sub-Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by a Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         28. INDEX FUTURES CONTRACTS. The Equity Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. A Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When a Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         A Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when a Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

         The extent to which a Fund may enter into transactions involving index futures contracts may be limited by the Code's requirements for qualification as a regulated investment company and the Funds' intention to qualify as such.

         29. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

         30. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When an Equity Fund, the Bond Fund or the Short Term Bond Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

         Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when an Equity Fund, the Bond Fund or the Short Term Bond Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

         When an Equity Fund, the Bond Fund or the Short Term Bond Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         31. FOREIGN INVESTMENT. Certain of the Funds may invest in obligations of securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Equity Funds may invest in American Depositary Receipts. The Equity Funds and Fixed Income Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         32. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment objectives and strategies, the Equity Funds, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Equity Funds, the Bond Fund and the Short Term Bond Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Equity Funds, the Bond Fund and the Short Term Bond Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Equity Funds, the Bond Fund and the Short Term Bond Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and a Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

         33. TRANSACTION HEDGING. When it engages in transaction hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. An Equity Fund, the Bond Fund or the Short Term Bond Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         For transaction hedging purposes the Equity Funds, the Bond Fund and the Short Term Bond Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

         34. POSITION HEDGING. When it engages in position hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser or Sub-Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, an Equity Fund, the Bond Fund or the Short Term Bond Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for an Equity Fund, the Bond Fund or the Short Term Bond Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         At the discretion of the Adviser or Sub-Adviser, the Equity Funds, the Bond Fund and the Short Term Bond Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, a Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

         35. CURRENCY FORWARD CONTRACTS. To the extent consistent with their investment objectives and policies, the Equity Funds, the Bond Fund and the Short Term Bond Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Equity Funds, the Bond Fund and the Short Term Bond Fund may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Funds' securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's investment strategies. However, the Adviser and Sub-Adviser believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of a Fund will be served.

         When the Adviser and/or Sub-Adviser believe that the currency of a particular country may suffer a significant decline against another currency, an Equity Fund, the Bond Fund or the Short Term Bond Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. A Fund may realize a gain or loss from currency transactions.

         36. INDEX-BASED INVESTMENTS. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

         A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

         Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

         37. SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES. Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Funds' investments are significant.

         38. HIGH YIELD SECURITIES. To the extent consistent with their investment objectives and policies, the Equity Funds and the Fixed Income Funds may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

         39. MONEY MARKET INSTRUMENTS. Each Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below);
(vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which a Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

         40. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, each Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

         41. HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by the Adviser to present minimal credit risks under guidelines adopted by HighMark Funds' Board of Trustees.

         With regard to the Diversified Money Market Fund and the California Tax-Free Money Market Fund, investments will be limited to "Eligible Securities." Eligible Securities include First Tier Securities and Second Tier Securities. First Tier Securities include those that possess at least one rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Board of Trustees. Second Tier Securities are all other Eligible Securities.

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by the Adviser to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand feature or, if the demand feature does not possess a rating, a determination of comparable quality by the Adviser. In applying the above-described investment policies, a security that has not received a short-term rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by the Adviser to be comparable in priority and security to the obligation selected for purchase by the Fund, or, if not available, the issuer's long-term obligations, but only in accordance with the requirements of Rule 2a-7. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is considered an Eligible Security if it possesses a long-term rating, within the two highest rating categories.

         Certain of the obligations in which the Funds may invest may be variable or floating rate instruments, may involve a conditional or unconditional demand feature, and may include variable amount master demand notes.

         In the case of the Diversified Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (the Diversified Money Market Fund may also invest up to 5% of its net assets in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least one NRSRO, and in obligations that do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees). In the case of the California Tax-Free Money Market Fund, Eligible Securities include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a short-term rating (i.e., are unrated) but are determined by the Adviser to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.

         Specific obligations that the Diversified Money Market Fund may invest in include:

         (i) obligations issued by the U.S. Government, and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration);

         (ii) obligations such as bankers' acceptances, bank notes, certificates of deposit and time deposits of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment;

         (iii) short-term promissory notes issued by corporations, including Canadian Commercial Paper ("CCP"), which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer;

         (iv) U.S. dollar-denominated securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities, and obligations of supranational entities such as the World Bank and the Asian Development Bank (provided that the Fund invests no more than 5% of its assets in any such instrument and invests no more than 25% of its assets in such instruments in the aggregate);

         (v) readily-marketable, short-term asset-backed debt securities, repayment on which is obtained from an identifiable pool of assets, typically receivables related to a particular industry. The Fund intends to invest no more than 25% of its assets (measured at time of purchase) in each of the following categories of asset-backed securities: (1) asset-backed securities backed primarily by credit card receivables, (2) asset-backed securities backed primarily by auto loan or auto lease related receivables, (3) asset-backed securities backed primarily by trade receivables, (4) asset-backed securities backed primarily by U.S. Government securities or U.S. Government guaranteed loans and (5) asset-backed securities not backed primarily by any one of the types of collateral listed in the foregoing clauses (1)-(4). For purposes of its fundamental investment restriction limiting its investments in the securities of one or more issuers conducting their principal business activities in the same industry, the Fund considers issuers of asset-backed securities backed primarily by receivables relating to any one industry (an "operating industry") to be in a separate industry from that operating industry. For example, issuers of asset-backed securities backed primarily by auto loan or auto lease related receivables are considered to be in a separate industry from the automobile industry itself;

         (vi)     Treasury receipts, including TRs, TIGRs and CATs;

         (vii)    repurchase agreements involving such obligations; and

         (viii) short term taxable obligations issued by a state or political subdivision of the United States issued to raise funds for various public purposes.


         The Diversified Money Market Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. (This three-day "safe harbor" provision will not be applicable to the California Tax-Free Money Market Fund, because single state funds are specifically excluded from this Rule 2a-7 provision.) In addition, the Diversified Money Market Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Money Market Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Money Market Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations. Under the guidelines adopted by HighMark Funds' Board of Trustees, in accordance with Rule 2a-7 under the 1940 Act, when in the best interests of the shareholders of a Fund, the Adviser may be required to promptly take appropriate action with respect to an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser or a Sub-Adviser with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         42. ILLIQUID SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

         HighMark Enhanced Growth Fund may invest up to 5% of its assets in the convertible preferred stock, convertible debt, common stock, preferred stock, and warrants of privately held companies. These companies may present greater opportunity for growth, but there are significant risks associated with these investments. Many privately held companies are smaller firms with less experienced management, limited product lines, undeveloped markets and limited financial resources. They may also be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital.

         In addition, the risks associated with investing in companies in the early stages of product development are greater than those associated with more established companies because the concepts involved are generally unproven, the companies have little or no track record, and they are more vulnerable to competition, technological advances and changes in market and economic conditions. Since privately held companies do not file periodic reports with the SEC, there is less publicly available information about them than about other companies.

         HighMark Enhanced Growth Fund will likely invest in privately held companies that have already received funding from other sources. There may be significant competition for these types of investments, and the economic terms that HighMark Enhanced Growth Fund obtains from these companies may be less favorable than if HighMark Enhanced Growth Fund had invested earlier. Moreover, HighMark Enhanced Growth Fund's ability to realize value from an investment in a privately held company is dependent upon the successful completion of the company's IPO or the sale of the company to another company, which may not occur, if at all, for a period of several years after HighMark Enhanced Growth Fund's investment.

         Privately held companies are extremely illiquid and HighMark Enhanced Growth Fund may not be able to sell its holding in a privately held company without severe market impact. HighMark Enhanced Growth Fund will normally be unable to sell its privately held securities at all until the company's IPO or sale to another company. In the event of a negative event that results in HighMark Enhanced Growth Fund wishing to sell the security, it may be difficult or impossible to do so quickly, or at the current trading price.

         43. RESTRICTED SECURITIES. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Funds may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

         44. REAL ESTATE INVESTMENT TRUSTS. A Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

         45. TREASURY INFLATION PROTECTED SECURITIES. Treasury inflation protected securities ("TIPs") are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. TIPs are structured so that inflation accrues into the principal value of the bond. Any increase in principal value is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. TIPs have varying maturities and pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate is fixed at issuance, but over the life of the security this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. The value of TIPs and other inflation linked securities is expected to change in response to changes in real interest rates. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The periodic adjustment of U.S. inflation linked securities is currently tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. There can no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services.

                            INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

100% U.S. TREASURY MONEY MARKET FUND

         The 100% U.S. Treasury Money Market Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury.

CALIFORNIA TAX-FREE MONEY MARKET FUND

         Under normal market conditions, at least 80% of the total assets of the California Tax-Free Money Market Fund will be invested in Municipal Securities, the interest on which, in the opinion of bond counsel, is both excluded from gross income for federal income tax purposes and California personal income tax purposes, and does not constitute a preference item for individuals for purposes of the federal alternative minimum tax.

EACH OF THE LARGE CAP GROWTH FUND, THE BALANCED FUND, THE BOND FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE 100% U.S. TREASURY MONEY MARKET FUND MAY
NOT:

                  1. Purchase securities on margin (except that, with respect to the Large Cap Growth Fund, the Balanced Fund and the Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

                  2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Large Cap Growth Fund, the Balanced Fund, the Bond Fund, and the Diversified Money Market Fund in marketable securities of companies engaged in such activities and investments by the Large Cap Growth Fund, the Balanced Fund, and the Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

                  3. Invest in any issuer for purposes of exercising control or management;

                  4. Purchase or retain securities of any issuer if the officers or Trustees of HighMark Funds or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities; or

                  5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets.

THE DIVERSIFIED MONEY MARKET FUND MAY NOT:

                  1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

                  2. Write or purchase put or call options;

                  3. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). (As indicated below, the Fund has adopted a non-fundamental investment policy that is more restrictive than this fundamental investment limitation);

                  4. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry); or

                  5. Make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

         The Diversified Money Market Fund has adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the 5% limit noted in limitation
(3) above shall apply to 100% of the Fund's assets. Notwithstanding this policy, the Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

THE 100% U.S. TREASURY MONEY MARKET FUND:

                  1. May not buy common stocks or voting securities, or state, municipal or private activity bonds;

                  2. May not write or purchase put or call options;

                  3. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of

         1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

                  4. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments; and

                  5. May not make loans, except that the Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements as permitted by its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP GROWTH FUND, THE VALUE MOMENTUM FUND AND THE BOND FUND MAY NOT:

                  1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations).

                  2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); or

                  3. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies.

EACH OF THE BALANCED FUND, THE LARGE CAP VALUE FUND, THE LARGE CAP GROWTH FUND, THE SMALL CAP GROWTH FUND, THE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE 100% U.S. TREASURY MONEY MARKET FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE DIVERSIFIED MONEY MARKET FUND AND THE U.S. GOVERNMENT MONEY MARKET FUND MAY NOT:

                  1. Purchase securities of other investment companies, except as permitted by the 1940 Act.

THE VALUE MOMENTUM FUND:

                  1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  2. Will not concentrate investments in a particular industry or group of industries, or within any one state, as concentration is defined under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  7. May pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

EACH OF THE CORE EQUITY FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND:

                  1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of

         1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE LARGE CAP VALUE FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND, THE SHORT TERM BOND FUND AND THE ASSET ALLOCATION PORTFOLIOS:

                  1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

                  2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations, provided that, with respect to the California Tax-Free Money Market Fund and the U.S. Government Money Market Fund, there is no limitation with respect to domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by such bank instruments.

                  3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

EACH OF THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND:

                  1. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  2. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  3. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  4. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

                  5. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         The fundamental investment restrictions of many of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Funds also have adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in a Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.

1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

         The Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund are non-diversified funds under the 1940 Act. This means the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund can invest more than 25% of their assets in issuers in which the Funds hold individual positions that are greater than 5% of the Funds' assets. Concentrated positions in the securities of a single issuer expose the Funds to a greater risk of loss from declines in the prices of these securities.

         The 1940 Act also limits the amount that the Funds may invest in other investment companies prohibiting each Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs). These limitations are not applicable with respect to the Asset Allocation Portfolios' investments in other HighMark Funds. The SEC rules applicable to money market funds also govern and place certain quality restrictions on these investments.

         Additionally, the 1940 Act limits the Funds' ability to borrow money, prohibiting the Funds from issuing senior securities, except a Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE CORE EQUITY FUND, THE LARGE CAP VALUE FUND, THE SMALL CAP GROWTH FUND, THE SMALL CAP VALUE FUND, THE VALUE MOMENTUM FUND, THE SHORT TERM BOND FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND, THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND, THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE U.S. GOVERNMENT MONEY MARKET FUND AND THE ASSET ALLOCATION PORTFOLIOS ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

                  1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities or loans secured by interests in real estate, commodities or commodities contracts.

                  2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

                  3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

                  4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

THE FOLLOWING INVESTMENT LIMITATIONS OF THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND ARE NON-FUNDAMENTAL POLICIES. EACH FUND MAY NOT:

                  1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

                  2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the

         Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

                  3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

                  4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

THE FOLLOWING NON-FUNDAMENTAL INVESTMENT POLICIES WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

                  1. Under normal circumstances, the HighMark Core Equity Fund will invest at least 80% of its assets in equity securities.

                  2. Under normal circumstances, the HighMark Large Cap Growth Fund will invest at least 80% of its assets in large capitalization companies.

                  3. Under normal circumstances, the HighMark Large Cap Value Fund will invest at least 80% of its assets in large capitalization companies.

                  4. Under normal circumstances, the HighMark Small Cap Value Fund will invest at least 80% of its assets in small capitalization companies.

                  5. Under normal circumstances, the HighMark Small Cap Growth Fund will invest at least 80% of its assets in small capitalization companies.

                  6. Under normal circumstances, the HighMark Bond Fund will invest at least 80% of its assets in bonds.

                  7. Under normal circumstances, the HighMark Short Term Bond Fund will invest at least 80% of its assets in bonds.

                  8. Under normal circumstances, the HighMark U.S. Government Money Market Fund will invest at least 80% of its net assets plus borrowings in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

         Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in one of the non-fundamental policies identified in 1 through 8 immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

ADDITIONAL NON-FUNDAMENTAL POLICIES. The Diversified Money Market Fund, the U.S. Government Money Market Fund and the 100% U.S. Treasury Money Market Fund have each adopted, in accordance with Rule 2a-7, a non-fundamental policy providing that the Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer. Notwithstanding this policy, each Fund may invest up to 25% of its assets in First Tier qualified securities of a single issuer for up to three business days.

VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or a particular Fund or a particular class of Shares of HighMark Funds or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or such Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or such Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

         A Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent for each of the last two fiscal years, and is expected to remain zero percent.

         For HighMark Funds' fiscal years ended July 31, 2006 and July 31, 2005, each Fund's (other than the Money Market Funds) portfolio turnover rate was as follows:

FUND*                                          2006                2005
----                                           ----                ----
Balanced Fund                                  16%                 57%
Cognitive Value Fund                           76%(1)              59%(2)
Core Equity Fund .                             72%                 101%
Enhanced Growth Fund                           53%(1)              8%(2)
International Opportunities Fund               48%(1)              74%(2)
Large Cap Growth Fund                          68%                 73%
Large Cap Value Fund                           81%                 99%
Small Cap Growth Fund                          227%                181%
Small Cap Value Fund                           35%                 27%
Value Momentum Fund                            21%                 18%
Bond Fund                                      20%                 11%
Short Term Bond Fund                           27%                 9%
California Intermediate Tax-Free Bond Fund     5%                  6%

National Intermediate Tax-Free Bond Fund       7%                  14%
Income Plus Allocation Fund                    26%(3)              94%(4)
Growth & Income Allocation Fund                13%(3)              79%(4)
Capital Growth Allocation Fund                 12%(3)              55%(4)
Diversified Equity Allocation Fund             --                  --

*Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.

(1) For the ten month period ended July 31, 2006. On April 3, 2006, HighMark Funds acquired the assets and assumed the identified liabilities of Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund (the "Bailard Funds"). The fiscal year end of the Bailard Funds, the predecessor funds to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, was September 30. The fiscal year end of the successor HighMark Funds is July 31.
(2) For the year ended September 30.
(3) Portfolio turnover does not include the purchases and sales of the Diversified Money Market Fund.
(4) Portfolio turnover includes the purchases and sales of the Diversified Money Market Fund. If these transactions were not included, portfolio turnover would have been 4%, 7% and 8% for the Capital Growth Allocation Fund, the Growth & Income Allocation Fund and the Income Plus Allocation Fund, respectively.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. The change in sub-advisers of the Small Cap Growth Fund in February of 2006 contributed to the variation between the 2005 and 2006 portfolio turnover rates for that Fund. It is currently expected that HighMark Diversified Equity Allocation Fund's portfolio turnover rate will be less than 25% under normal market conditions, not including the purchases and sales of the Diversified Money Market Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Adviser has established a policy governing the disclosure of each Fund's portfolio holdings which is designed to protect the confidentiality of a Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

         Neither the Adviser nor the Funds will receive any compensation or other consideration in connection with its disclosure of a Fund's portfolio holdings.

         PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, each Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. Each Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

         A Fund's portfolio holdings are considered to be publicly disclosed:
(a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on its website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

         DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

         No advance disclosure shall be made if the CCO determines that a potential conflict of interest exists or could arise from such disclosure.

         The Funds periodically disclose portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include Aronson+Johnson+Ortiz, L.P. (sub-adviser to HighMark Large Cap Value Fund), Bailard, Inc. (sub-adviser to HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund), LSV Asset Management (sub-adviser to HighMark Small Cap Value Fund), Trusco Capital Management, Inc. (sub-adviser to HighMark Small Cap Growth Fund), Waddell & Reed Investment Management Company (sub-adviser to HighMark Large Cap Growth Fund), PricewaterhouseCoopers LLP (the independent registered public accounting firm for Bailard Cognitive Value Fund, Bailard Enhanced Growth Fund and Bailard International Equity Fund, the predecessor funds of HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund, respectively), the Funds' custodian (Union Bank of California, N.A.), the Funds' independent registered public accounting firm (Deloitte & Touche LLP), legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Funds' proxy voting services, currently Institutional Shareholder Services, Inc and Glass Lewis & Co. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

         The Funds also periodically provide information about their portfolio holdings to rating and ranking organizations. Currently the Funds provide such information to Moody's and Standard & Poor's, in connection with those firms' research on and classification of the Funds and in order to gather information about how the Funds' attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Funds may also provide portfolio holdings information to consulting companies. Currently, the Funds provide such information to consulting companies SG Constellation, LLC, Callan Associates and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep each Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

         In all instances, the CCO will make a determination that a Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that a Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

                                   VALUATION

         As disclosed in the Prospectuses, each Money Market Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of 11:00 a.m. Pacific Time (2:00 p.m. Eastern
Time) on days on which both the New York Stock Exchange and the Federal Reserve wire system are open for business. As disclosed in the Prospectuses, the net asset value per share of each Equity Fund, Fixed Income Fund and Asset Allocation Portfolio for purposes of pricing purchase and redemption orders is determined by the sub-administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific
Time), on days on which the New York Stock Exchange is open for business.

VALUATION OF THE MONEY MARKET FUNDS

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

         HighMark Funds' Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

VALUATION OF THE EQUITY FUNDS AND THE FIXED INCOME FUNDS

         Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

         Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by HighMark Funds' Board of Trustees. These third-party pricing agents may employ various methodologies or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.

         If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the sub-administrator will attempt to obtain three bid prices from three independent brokers who make a market in the security. The median of the three quotes obtained will then be utilized. If the sub-administrator is not able to obtain three broker quotes but is able to obtain two quotes, the average of the two quotes will be utilized. If the sub-administrator is able to obtain only one quote, Fund Administration at the Adviser will be contacted to identify other possible broker quote sources. If another broker quote is not obtained by 3:00 PM ET the single quote will be utilized for that day. The Adviser or the Sub-Adviser supplies the sub-administrator with the appropriate broker contacts and, to ensure independence, the sub-administrator contacts these brokers each day in order to obtain a quotation in writing.

         The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the sub-administrator, exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the New York Stock Exchange close each day.

         Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above. Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

         Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

         Foreign currency forward contacts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

         If the value for a security cannot be determined using the methodologies described above, the security's value will be determined using the Fair Value Procedures established by the Board. The Fair Value Procedures will be implemented by a Fair Value Committee (the "Committee") designated by the Board of Trustees.

         For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

         If the Adviser or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a Committee meeting be called.

         In addition, the sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the Adviser or the applicable Sub-Adviser for any Fund holding foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-administrator will only notify the Adviser or the Sub-Adviser of a Fund that holds securities from that region. The Adviser or the Sub-Adviser will notify the sub-administrator if it believes the Fair Value Committee should be convened.

         HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval" -- representing the correlation between the price of a specific foreign security and movements in the U.S. market - before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions of shares of the Money Market Funds may be made on days on which both the New York Stock Exchange and the Federal Reserve wire systems are open for business. Purchases and redemptions of shares of the Equity Funds and Fixed Income Funds may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of HighMark Funds calculated to three decimal places.

         Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

         HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the applicable Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Funds for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

         If a Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

         Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations.

PURCHASES THROUGH FINANCIAL INSTITUTIONS

         Shares of the Funds may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

         Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

         Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

         The Funds participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

REDEMPTION BY CHECKWRITING

         Checkwriting is available to shareholders of the Money Market Funds who have purchased Retail Shares directly from the Funds without the help of an investment professional. HighMark Funds will provide shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

         Checks drawn on the Money Market Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as is the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. Shareholders are permitted to write a maximum of five checks per month. A charge of $25 will be assessed to the account of a shareholder who writes more than the permitted maximum amount of checks per month. Shareholders may not use a check to close their account.

SALES CHARGES

         FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, each of the Distributor and HighMark Capital Management, Inc. may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, each of the Distributor and HighMark Capital Management, Inc. may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of a Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to attend due diligence meetings to increase their knowledge of HighMark Funds. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

                 EQUITY FUNDS, GROWTH & INCOME ALLOCATION FUND,
      CAPITAL GROWTH ALLOCATION FUND AND DIVERSIFIED EQUITY ALLOCATION FUND

                                 CLASS A SHARES

                                               Sales Charge as
                              Sales Charge       Appropriate     Commission as
                             as Percentage    Percentage of Net  Percentage of
Amount of Purchase         of Offering Price   Amount Invested   Offering Price
                           -----------------  -----------------  --------------
0 - $49,999                      5.50%              5.82%             4.95%
$50,000 --  $99,999              4.50%              4.71%             4.05%
$100,000 -- $249,999             3.75%              3.90%             3.38%
$250,000 -- $499,999             2.50%              2.56%             2.25%
$500,000 -- $999,999             2.00%              2.04%             1.80%
$1,000,000 and Over*             0.00%              0.00%             0.00%
-----------
            * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                               FIXED INCOME FUNDS

                                 CLASS A SHARES

                                               Sales Charge as
                              Sales Charge       Appropriate     Commission as
                             as Percentage    Percentage of Net  Percentage of
Amount of Purchase         of Offering Price   Amount Invested   Offering Price
------------------         -----------------  -----------------  --------------

$0-$99,999                       2.25%              2.30%             2.03%
$100,000-$249,999                1.75%              1.78%             1.58%
$250,000-$499,999                1.25%              1.27%             1.13%
$500,000-$999,999                1.00%              1.01%             0.90%
$1,000,000 and Over*             0.00%              0.00%             0.00%
-----------
            * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

                           INCOME PLUS ALLOCATION FUND

                                 CLASS A SHARES

                                               Sales Charge as
                              Sales Charge       Appropriate     Commission as
                             as Percentage    Percentage of Net  Percentage of
Amount of Purchase         of Offering Price   Amount Invested   Offering Price
                           -----------------  -----------------  --------------

0 - $49,999                      4.50%              4.71%             4.05%
$50,000 -- $99,999               4.00%              4.17%             3.60%
$100,000 --  $249,999            3.50%              3.63%             3.15%
$250,000 -- $499,999             2.25%              2.30%             2.03%
$500,000 -- $999,999             2.00%              2.04%             1.80%
$1,000,000 and Over*             0.00%              0.00%             0.00%
-----------
            * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

         CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the six year period. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

         In calculating the sales charge rates applicable to current purchases of a Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of series of HighMark Funds, including the Funds (the "Eligible Funds"), which are sold subject to a comparable sales charge.

         The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

         LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of a Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

         RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A, Class B and Class C Shares of the Funds.

         To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

         REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

         All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

         REDUCTIONS FOR AUTOMATIC INVESTMENT PLAN ("AIP") PARTICIPANTS. Any shareholders of the Balanced Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund and the California Intermediate Tax-Free Bond Fund that have established an AIP on or before November 30, 1999 may be eligible for a reduced sales charge with respect to the purchase of Retail Shares of such Funds through automatic deductions from their checking or savings account as described in the tables below:

           BALANCED FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND,
                  SMALL CAP VALUE FUND AND VALUE MOMENTUM FUND

                                               Sales Charge as
                              Sales Charge       Appropriate     Commission as
                             as Percentage    Percentage of Net  Percentage of
   Amount of Purchase      of Offering Price   Amount Invested   Offering Price
   ------------------      -----------------  -----------------  --------------

$0-$49,999                       4.50%              4.71%             4.05%
$50,000-$99,999                  4.00%              4.17%             3.60%
$100,000-$249,999                3.50%              3.63%             3.15%
$250,000-$499,999                2.50%              2.56%             2.25%
$500,000-$999,999                1.50%              1.52%             1.35%
$1,000,000 and Over*             0.00%              0.00%             0.00%

         * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

            BOND FUND AND CALIFORNIA INTERMEDIATE TAX FREE BOND FUND

                                               Sales Charge as
                              Sales Charge       Appropriate     Commission as
                             as Percentage    Percentage of Net  Percentage of
   Amount of Purchase      of Offering Price   Amount Invested   Offering Price
   ------------------      -----------------  -----------------  --------------

$0-$24,999                       3.00%              3.09%             2.70%
$25,000-$49,999                  2.50%              2.56%             2.25%
$50,000-$99,999                  2.00%              2.04%             1.80%
$100,000-$249,999                1.50%              1.52%             1.35%
$250,000-$999,999                1.00%              1.01%             0.90%
$1,000,000 and Over*             0.00%              0.00%             0.00%

         * A contingent deferred sales charge of 0.50% will be assessed against any proceeds of any redemption of such Retail Shares prior to one year from date of purchase.

         CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

         The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

ADDITIONAL FEDERAL TAX INFORMATION

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);
(b) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid- generally its taxable ordinary income and the excess, if any, of its net short-term capital gains over its net long-term capital losses) and its net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of a Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower.

         In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of subsection
(c) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

         DISTRIBUTIONS. Each Fund intends to distribute at least annually any taxable income and net realized capital gains. Distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Distributions of each Fund's net capital gain (i.e., the excess of a Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends") , if any, are taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. In general, any distributions of long-term capital gains will generally be taxed in the hands of shareholders who are individuals at a 15% tax rate (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011, and will not be eligible for the dividends received deduction.

         Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund Shares through automatic reinvestment. Distributions of taxable income or capital gains are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment in that Fund (and thus were likely included in the price the shareholder paid).

         Dividends and distributions on a Fund's Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

         If a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

         For taxable years before January 1, 2011, distributions of investment income properly designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (as described below). In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Additionally, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds as well as the shareholder. The Fixed-Income Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

         In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Funds expect to use such substitute payments to satisfy Fund expenses, and therefore expect that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

         Certain dividends paid by a Fund, and so designated by that Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from a Fund if the shareholder held its Shares on the ex-dividend date and for at least 46 more days during the 91-day period surrounding the ex-dividend date.

         SELLING SHARES. Shareholders who sell, exchange or redeem Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received (although such a gain or loss is unlikely in a Money Market Fund). In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for short-term capital gains and (ii) for taxable years beginning before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends), with lower rates applying to taxpayers in the 10% and 15% tax brackets.

         Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, a Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

         FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of a Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. Under normal circumstances, more than 50% of the value of HighMark International Opportunities Fund's total assets will consist of securities of foreign corporations and it will be eligible to make the election. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. The Asset Allocation Portfolios will not be able to pass any such credit or deduction through to its own shareholders. (See "Additional Tax Information Concerning the Asset Allocation Portfolios" below.) Shareholders should consult their tax advisors for further information with respect to the foregoing, including further information relating to foreign tax credits and deductions, which are subject to certain restrictions and limitations (including holding period requirements applied at both the Fund and shareholder level).

         A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation.

         A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         HEDGING. If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         DISCOUNT SECURITIES. A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         BACK-UP WITHHOLDING. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of Share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010.

         Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisers in this regard.

         TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of Fund Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of Shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

         SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. Capital Gain Dividends and exempt-interest dividends (discussed below) will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, a Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

         If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.


         GENERAL. The foregoing discussion and the one below regarding the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund under "Federal Taxation," and the Asset Allocation Portfolios under "Additional Tax Information Concerning the Asset Allocation Portfolios," is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE MONEY MARKET FUND, THE CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND AND THE NATIONAL INTERMEDIATE TAX-FREE BOND FUND

         FEDERAL TAXATION. As indicated in their respective Prospectuses, the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund are designed to provide individual shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are these Funds designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions, retirement plans qualified under Section 401 of the Code, H.R.10 plans, and individual retirement accounts because such institutions, plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the plan and account beneficiaries when distributed to them.

         A Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from Municipal Securities and other securities exempt from the regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a Capital Gain Dividend) paid by a Fund and properly designated as an exempt-interest dividend in a written notice mailed to shareholders after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes, but may be taxable for federal alternative minimum tax purposes and for state and local purposes. For individual shareholders, exempt-interest dividends attributable to investments in certain "private activity" bonds issued after August 7, 1986 will be treated as tax preference items in computing the federal alternative minimum tax. Corporate shareholders will be required to include all exempt-interest dividends in determining their federal alternative minimum tax. The federal alternative minimum tax calculation for corporations is based, in part, on a corporation's earnings and profits for the year. A corporation must include all exempt-interest dividends in calculating its earnings and profits for the year.

         If a shareholder receives an exempt-interest dividend with respect to any Share and such Share is held by the shareholder for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by a shareholder. If you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Funds may have on the federal taxation of your benefits.

         If a Fund intends to be qualified to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets. The policy of each of the California Tax-Free Money Market Fund, the California Intermediate Tax-Free Bond Fund and the National Intermediate Tax-Free Bond Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry Shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the shareholder that are exempt-interest dividends. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Shares.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. A "substantial user" is defined under U.S. Treasury Regulations to include any non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         A Fund which is qualified to pay exempt-interest dividends will inform investors within 60 days following the end of the Fund's fiscal year of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. Thus, a shareholder who holds Shares for only part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

         If a tax exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

         Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are generally taxable to shareholders as ordinary income. Any distributions of long-term capital gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time Fund Shares are held by the shareholder. (See "Distributions" above)

         If a Fund purchases tax-exempt securities at a discount, some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed. Any market discount recognized on a tax-exempt bond purchased after April 30, 1993, with a term at time of issue of more than one year is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below its "stated redemption price" (in the case of a bond with original issue discount, its "revised issue price").

         Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax advisers about state and local tax matters. For a summary of certain California tax considerations affecting the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund, see "California Taxation" below.

         As indicated in their Prospectuses, the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.

         CALIFORNIA TAXATION. Under existing California law, if the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of each such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Money Market Fund or the California Intermediate Tax-Free Bond Fund not exceeding the interest received by the Fund during the taxable year on California Exempt-Interest Securities (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to shareholders within 60 days after the close of that taxable year.

         Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of, Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund for any taxable year of a shareholder during which the Fund distributes "California exempt-interest dividends."

         A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to shareholders annually.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the shareholders of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. This summary does not describe the California tax treatment of the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund. In addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of the Fund's shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to California corporate franchise tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax-Free Money Market Fund and the California Intermediate Tax-Free Bond Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.

ADDITIONAL TAX INFORMATION CONCERNING THE ASSET ALLOCATION PORTFOLIOS

         Because the Asset Allocation Portfolios invest all or a portion of their assets in Shares of underlying funds, their distributable income and gains will normally consist, at least in part, of distributions from underlying funds and gains and losses on the disposition of Shares of underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, an Asset Allocation Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains realized by another underlying fund in which it invests) until it disposes of Shares of the underlying fund or those losses reduce distributions required to be made by the underlying fund. Moreover, even when an Asset Allocation Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction would be. In particular, an Asset Allocation Portfolio will not be able to offset any capital losses from its dispositions of underlying fund Shares against its ordinary income (including distributions of any net short-term capital gains realized by an underlying fund). As a result of the foregoing rules, and certain other special rules, the amounts of net investment income and net capital gains that an Asset Allocation Portfolio will be required to distribute to shareholders may be greater than such amounts would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds, rather than investing in Shares of the underlying funds. For similar reasons, the character of distributions from an Asset Allocation Portfolio (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Asset Allocation Portfolio invested directly in the securities held by the underlying funds. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders.

         Depending on an Asset Allocation Portfolio's percentage ownership in an underlying fund both before and after a redemption of shares of the underlying fund, the Asset Allocation Portfolio's redemption of Shares of such underlying fund may cause the fund to be treated as receiving a dividend on the full amount of the distribution instead of as receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Asset Allocation Portfolio in the shares of the underlying fund.. This would be the case where the Asset Allocation Portfolio holds a significant interest in an underlying fund and redeems only a small portion of such interest. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of an Asset Allocation Portfolio may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Asset Allocation Portfolio and the underlying funds, as well as by the shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause shareholders of the Asset Allocation Portfolio to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

     Although each Asset Allocation Portfolio may itself be entitled to a deduction for foreign taxes paid by an underlying fund in which such Asset Allocation Portfolio invests, it will not be able to pass any such credit or deduction through to its own shareholders.

     The fact that an Asset Allocation Portfolio achieves its investment objectives by investing in underlying funds generally will not adversely affect the Asset Allocation Portfolio's ability to pass on to foreign shareholders the full benefit of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the funds, except possibly to the extent that (1) interest-related dividends received by the Asset Allocation Portfolio are offset by deductions allocable to the Asset Allocation Portfolio's qualified interest income or (2) short-term capital gain dividends received by the Asset Allocation Portfolio are offset by the Asset Allocation Portfolio's net short- or long-term capital losses, in which case the amount of a distribution from the Asset Allocation Portfolio to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying funds.

     The foregoing is only a general description of the federal tax consequences of a fund-of-funds structure. Accordingly, prospective purchasers of Shares of an Asset Allocation Portfolio are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

                          MANAGEMENT OF HIGHMARK FUNDS

TRUSTEES AND OFFICERS

     Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has six Independent Trustees and no Interested Board Members. The Board of Trustees met 6 times during the last fiscal year.

     STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent registered public accounting firm therefor; and (c) to act as a liaison between HighMark Funds' independent registered public accounting firm and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), David Benkert and Robert M. Whitler. The Audit Committee met 5 times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Thomas L. Braje (Chair), Michael L. Noel and Joseph C. Jaeger. The Governance Committee met 4 times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.

     The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.


                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                     HIGHMARK
                                           TERM OF                                 FUNDS COMPLEX
                          POSITION(S)    OFFICE AND                                HIGHMARK FUNDS        OTHER
                           HELD WITH      LENGTH OF                                 OVERSEEN BY       DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME        PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS         MEMBER(3)         MEMBER(4)
          -------            -----         ------         -------------------         ------            ------
----------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
   --------------------
DAVID                    Trustee         Since          From April 1, 1992 to            23               None
BENKERT                                  03/04          present, Principal,
Age:  49                                                Navigant Consulting,
                                                        Inc. (Financial
                                                        Consulting -
                                                        Healthcare).

THOMAS L. BRAJE          Trustee, Vice   Since          Prior to retirement in           23               None
Age:  63                 Chairman        06/87          October 1996, Vice
                                                        President and Chief
                                                        Financial Officer of
                                                        Bio Rad Laboratories,
                                                        Inc.

DAVID A. GOLDFARB        Trustee         Since          Partner, Goldfarb &              23               None
Age:  64                                 06/87          Simens, Certified
                                                        Public Accountants.

JOSEPH C. JAEGER         Trustee,        Since          Prior to retirement in           23               None
Age:  71                 Chairman        06/87          June 1998, Senior Vice
                                                        President and Chief
                                                        Financial Officer,
                                                        Delta Dental Plan of
                                                        California.




                                      B-74


                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                     HIGHMARK
                                           TERM OF                                 FUNDS COMPLEX
                          POSITION(S)    OFFICE AND                                HIGHMARK FUNDS        OTHER
                           HELD WITH      LENGTH OF                                 OVERSEEN BY       DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME        PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS         MEMBER(3)         MEMBER(4)
          -------            -----         ------         -------------------         ------            ------
----------------------------------------------------------------------------------------------------------------------
MICHAEL L. NOEL          Trustee         Since          President, Noel                  23            Avista Corp.
Age:  65                                 12/98          Consulting Company since                          (AVA)
                                                        1998. Member, Saber
                                                        Partners (financial
                                                        advisory firm) since 2002.
                                                        Member, Board of
                                                        Directors, Avista Corp.
                                                        (utility company), since
                                                        January 2004. Member,
                                                        Board of Directors, SCAN
                                                        Health Plan, since 1997.
                                                        From April 1997 to
                                                        December 1998, Member of
                                                        HighMark Funds Advisory
                                                        Board.

ROBERT M. WHITLER        Trustee         Since          From April 1997 to April         23               None
Age:  68                                 12/98          2002, Director, Current
                                                        Income Shares, Inc.
                                                        (closed-end investment
                                                        company). From April
                                                        1997 to December 1998,
                                                        Member of HighMark Funds
                                                        Advisory Board. Prior to
                                                        retirement in 1996,
                                                        Executive Vice President
                                                        and Chief Trust Officer
                                                        of Union Bank of
                                                        California, N.A.




                                      B-75



                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                     HIGHMARK
                                           TERM OF                                 FUNDS COMPLEX
                          POSITION(S)    OFFICE AND                                HIGHMARK FUNDS        OTHER
                           HELD WITH      LENGTH OF                                 OVERSEEN BY       DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME        PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS         MEMBER(3)         MEMBER(4)
          -------            -----         ------         -------------------         ------            ------
----------------------------------------------------------------------------------------------------------------------

   OFFICERS
   --------

EARLE A. MALM II         President       Since          Chairman of the Board of         N/A              N/A
350 California Street                    12/05          the Adviser since
San Francisco, CA                                       February 2005.
94104                                                   President, Chief
Age:  56                                                Executive Officer and
                                                        Director of the Adviser
                                                        since October 2002. From
                                                        January 2001 to December
                                                        2002, President of NVMLI
                                                        (mortgage marketing).
                                                        From January 2001 to
                                                        December 2001, Vice
                                                        Chairman and Advisor of
                                                        Value Click (internet
                                                        technology).


JENNIFER E. SPRATLEY     Controller and  Since          Fund Accounting Director,        N/A              N/A
One Freedom Valley       Chief           6/05           SEI Investments since
Drive                    Financial                      1999.
Oaks, PA  19456
Age:  37                 Officer

PAMELA O'DONNELL         Treasurer       Since          Vice President and               N/A              N/A
350 California Street                    12/05          Director of Mutual Funds
San Francisco, CA                                       Administration of the
94104                                                   Adviser since 2005. Vice
Age: 42                                                 President of Operations
                                                        and Client Service of the
                                                        Adviser from 2003 to
                                                        2005. Vice President of
                                                        Finance and Administration
                                                        of MiFund, Inc. from March
                                                        2000 to May 2002.



                                      B-76


                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                     HIGHMARK
                                           TERM OF                                 FUNDS COMPLEX
                          POSITION(S)    OFFICE AND                                HIGHMARK FUNDS        OTHER
                           HELD WITH      LENGTH OF                                 OVERSEEN BY       DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME        PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS         MEMBER(3)         MEMBER(4)
          -------            -----         ------         -------------------         ------            ------
----------------------------------------------------------------------------------------------------------------------
CATHERINE M. VACCA       Chief           Since          Senior Vice President            N/A              N/A
350 California Street    Compliance      09/04          and Chief Compliance
San Francisco, CA        Officer                        Officer of the Adviser
94104                                                   since July 2004. From
Age:  49                                                December 2002 to July
                                                        2004, Vice President and
                                                        Chief Compliance
                                                        Officer, Wells Fargo
                                                        Funds Management, LLC.
                                                        From November 2000 to
                                                        February 2002, Vice
                                                        President and Head of
                                                        Fund Administration,
                                                        Charles Schwab & Co., Inc.

PHILIP T. MASTERSON      Secretary       Since          Managing Director of SEI         N/A              N/A
One Freedom Valley                       09/04          Investments Global Funds
Drive                                                   Services since August
Oaks, PA  19456                                         2006. General Counsel at
Age:  42                                                Citco Mutual Fund
                                                        Services (2003-2004).
                                                        Vice President and
                                                        Associate Counsel at
                                                        Oppenheimer Funds
                                                        (1998-2003).


TIMOTHY D. BARTO         Vice President  Since          Vice President and               N/A              N/A
One Freedom Valley       and Assistant   03/00          Assistant Secretary of
Drive                    Secretary                      SEI Global Funds
Oaks, PA 19456                                          Services since December
Age:  38                                                1999. Vice President and
                                                        Assistant Secretary of
                                                        the Distributor
                                                        (1998-2003).


R. GREGORY KNOPF         Vice President  Since          Managing Director of the         N/A              N/A
445 S. Figueroa Street   and Assistant   09/04          Adviser since 1998.
Suite #306               Secretary
Los Angeles, CA 90071
Age:  56




                                      B-77

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                     HIGHMARK
                                           TERM OF                                 FUNDS COMPLEX
                          POSITION(S)    OFFICE AND                                HIGHMARK FUNDS        OTHER
                           HELD WITH      LENGTH OF                                 OVERSEEN BY       DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME        PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS         MEMBER(3)         MEMBER(4)
          -------            -----         ------         -------------------         ------            ------
----------------------------------------------------------------------------------------------------------------------
SOFIA A. ROSALA          Vice President   Since         Vice President and               N/A              N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  32                                                2005. Compliance Officer
                                                        of SEI Investments
                                                        (2001-2004).


JAMES NDIAYE             Vice President   Since         Vice President and               N/A              N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  38                                                2005. Vice President,
                                                        Deutsche Asset Management
                                                        (2003-2004). Associate,
                                                        Morgan, Lewis and Bockius
                                                        LLP (2000-2003).


MICHAEL T. PANG          Vice President   Since         Vice President and               N/A              N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  34                                                2005. Counsel, Caledonian
                                                        Bank & Trust Mutual Fund
                                                        Group (2004-2005).
                                                        Assistant General Counsel,
                                                        Resurgence Asset
                                                        Management (2001-2003).

         (1)Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

         (2)Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

         The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

         (3)The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

         (4)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2005.

                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF         TRUSTEE IN FAMILY
                                                                          EQUITY SECURITIES     OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                                                        IN THE FUNDS
                     Large Cap Value Fund                                 $1-$10,000               $10,001-$50,000
David Benkert        Small Cap Growth Fund                                $1-$10,000
                     Value Momentum Fund                                  $1-$10,000

Thomas L. Braje      Small Cap Value Fund                                 >$100,000*                 >$100,000*
                     California Intermediate Tax-Free Bond Fund           >$100,000*

David A. Goldfarb    Diversified Money Market Fund                        $50,001-$100,000           >$100,000*
                     Large Cap Growth Fund                                $10,001-$50,000
                     Large Cap Value Fund                                 >$100,000*
                     Small Cap Value Fund                                 $10,001-$50,000
                     Value Momentum Fund                                  $10,001-$50,000
                     Balanced Fund                                        $50,001-$100,000
                     Core Equity Fund                                     $10,001-$50,000
                     Small Cap Growth Fund                                $50,001-$100,000

Joseph C. Jaeger     Small Cap Value Fund                                 $10,001-$50,000          $50,001-100,000
                     Large Cap Value Fund                                 $10,001-$50,000

Michael L. Noel      Diversified Money Market Fund                        $1-$10,000               $50,001-$100,000
                     Large Cap Growth Fund                                $1-$10,000
                     Large Cap Value Fund                                 $1-$10,000
                     Small Cap Growth Fund                                $1-$10,000
                     Small Cap Value Fund                                 $1-$10,000
                     Value Momentum Fund                                  $1-$10,000

Robert M. Whitler    Small Cap Value Fund                                 $10,001-$50,000            >$100,000*
                     Capital Growth Allocation Fund                       $10,001-$50,000
                     Growth & Income Allocation Fund                      $10,001-$50,000
                     Value Momentum Fund                                  $10,001-$50,000
                     Diversified Money Market Fund                        $10,001-$50,000
*denotes greater than

         As of December 31, 2005, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, the parent company of the Funds' investment adviser, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2005, the amount outstanding was approximately $3,800. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $46,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2005, the amount outstanding was approximately $350,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2005, the amount outstanding in the deferred compensation account was approximately $354,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $71,624 and $95,358 for the years ended December 31, 2005 and 2004, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $70,000 for 2006-2008, $60,000 for 2009 and 2010 and $45,000 for 2011.

         The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co., other than the Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, shareholder servicing and distribution fees from each of the Funds. See "Administrator and Sub-Administrator" and "Distributor" below.

         The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

NAME                             POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----                             -------------------------------------------------------------
Earle A. Malm II                 HighMark Capital Management, Member of the Board of Directors, Chairman of the
                                 Board, President and Chief Executive Officer
Jennifer E. Spratley             SEI Investments Company, Fund Accounting Director
Pamela O'Donnell                 HighMark Capital Management, Vice President and Director of Mutual Funds
                                 Administration
Catherine Vacca                  HighMark Capital Management, Senior Vice President, Chief Compliance Officer and
                                 Assistant Secretary
Timothy D. Barto                 SEI Investments Global Funds Services, Vice President and Assistant Secretary
Philip T. Masterson              SEI Investments Global Funds Services, Managing Director
R. Gregory Knopf                 HighMark Capital Management, Managing Director
Sofia A. Rosala                  SEI Investments Global Funds Services, Vice President and Assistant Secretary
James Ndiaye                     SEI Investments Global Funds Services, Vice President and Assistant Secretary
Michael T. Pang                  SEI Investments Global Funds Services, Vice President and Assistant Secretary

         During the fiscal year ended July 31, 2006, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated $309,675. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2006:

                                                        PENSION OR
                                AGGREGATE               RETIREMENT                              TOTAL COMPENSATION
                              COMPENSATION           BENEFITS ACCRUED      ESTIMATED ANNUAL          FROM FUND
      NAME AND                FROM HIGHMARK           AS PART OF FUND        BENEFITS UPON        COMPLEX PAID TO
      POSITION                   FUNDS*                  EXPENSES              RETIREMENT       TRUSTEE OR OFFICER
   -------------              ------------               --------           ---------------     -------------------
David Benkert, Trustee           $49,000                    None                  None               $49,000
Thomas L. Braje, Trustee         $50,000                    None                  None               $50,000
David A. Goldfarb, Trustee       $52,500                    None                  None               $52,500
Joseph C. Jaeger, Trustee        $55,875                    None                  None               $55,875
Michael L. Noel, Trustee         $47,000                    None                  None               $47,000
Robert M. Whitler, Trustee       $55,300                    None                  None               $55,300
Catherine Vacca, Chief           $160,014                   None                  None               $160,014
     Compliance Officer

-------------
* David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $13,000, $22,000 and $33,600, respectively, of such compensation pursuant to the fee deferral arrangements described below.
** Reflects only the portion of Ms. Vacca's compensation and benefits reimbursed by HighMark Funds to HighMark Capital Management, Inc.

HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Funds on the normal payment date for such fees. As a result of this method of calculating the deferred payments, each Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

CODES OF ETHICS

         HighMark Funds, HighMark Capital Management, Inc., Aronson+Johnson+Ortiz, L.P., Bailard, Inc., LSV Asset Management, Trusco Capital Management, Inc., Waddell & Reed Investment Management Company and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes of Ethics") pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

         Investment advisory and management services are provided to each of the Funds by HighMark Capital Management, Inc. (as previously defined, the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for each of the Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. HighMark Capital Management, Inc. also serves as administrator to each of the Funds. See "Administrator and Sub-Administrator" below.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of such

Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for each Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

         The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from each Fund as described in that Fund's Prospectus.

         For the fiscal years ended July 31, 2006, July 31, 2005, and July 31, 2004, the Adviser received the following investment advisory fees:

                                                                     FISCAL YEAR ENDED
                                                                     -----------------

                                             JULY 31, 2006              JULY 31, 2005             JULY 31, 2004
                                             -------------              -------------             -------------
                                                      ADDITIONAL                 ADDITIONAL                ADDITIONAL
                                         NET FEES       AMOUNT       NET FEES      AMOUNT      NET FEES      AMOUNT
FUND*                                      PAID         WAIVED         PAID        WAIVED        PAID        WAIVED
----                                       ----         ------         ----        ------        ----        ------
Balanced Fund                              $331,514      $ 11,639     $  670,254   $    ---    $   803,860   $    123
Cognitive Value Fund                        229,608           ---            ---        ---            ---        ---
Core Equity Fund                            664,948         9,640        676,360     13,956        773,303        459
Enhanced Growth Fund                        315,397           ---            ---        ---            ---        ---
International Opportunities Fund            659,877           ---            ---        ---            ---        ---
Large Cap Growth Fund                       832,555        37,802        951,112        ---      1,186,502        N/A
Large Cap Value Fund                      1,511,889         4,970        898,442     21,127        692,730        N/A
Small Cap Growth Fund                       379,915         7,122        357,388     11,908        345,583        N/A
Small Cap Value Fund                      2,459,712        43,455      1,888,898        ---      1,520,704        382
Value Momentum Fund                       2,824,882         2,166      2,701,298        ---      2,529,232        N/A
Bond Fund                                 2,201,420        73,853      2,419,936     75,363      2,746,899      2,905
Short Term Bond Fund                        122,666        10,904         54,451        296            ---        ---
California Intermediate Tax-Free Bond       384,518       371,671        450,276    459,090        580,325    522,775
  Fund
National Intermediate Tax-Free Bond Fund     27,561       399,555         28,708    465,252         50,058    490,543



                                      B-82



100% U.S. Treasury Money Market Fund      2,582,475        32,781      2,470,790     63,963      2,951,046        N/A
California Tax-Free Money Market Fund     1,237,969       253,953      1,087,095    440,134      1,055,333    529,493
Diversified Money Market Fund             9,444,477       261,487      9,482,256    106,009     10,457,494        N/A
U.S. Government Money Market Fund         1,561,065        45,734      1,264,356     31,045      1,589,644     34,992
Income Plus Allocation Fund                  14,689        14,008          2,222      2,875            ---        ---
Growth & Income Allocation Fund              83,511        78,480         22,694     11,645            ---        ---
Capital Growth Allocation Fund               93,534        87,525         20,878      9,875            ---        ---
Diversified Equity Allocation Fund              ---           ---            ---        ---            ---        ---

---------------------------
*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004. Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.

SUB-ADVISERS

         LARGE CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective October 1, 2001 between the Adviser and Waddell & Reed Investment Management Company ("WRIMCO"), WRIMCO provides investment advisory services to the Large Cap Growth Fund. Under its sub-advisory agreement, WRIMCO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and WRIMCO receives no fees directly from the Large Cap Growth Fund. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Adviser paid WRIMCO under WRIMCO's sub-advisory agreement $435,201, $475,562 and $593,262, respectively.

         LARGE CAP VALUE FUND. Pursuant to a sub-advisory agreement effective March 31, 2003 between the Adviser and Aronson+Johnson+Ortiz, L.P. ("AJO"), AJO provides investment advisory services to the Large Cap Value Fund. Under its sub-advisory agreement, AJO is entitled to an annual fee, paid monthly, of 0.30% of the average daily net assets of the Fund. Such fee is paid by the Adviser, and AJO receives no fees directly from the Large Cap Value Fund. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Adviser paid AJO under AJO's sub-advisory agreement $753,870, $459,790 and $346,366, respectively.

         SMALL CAP GROWTH FUND. Pursuant to a sub-advisory agreement effective June 30, 2006 between the Adviser and Trusco Capital Management, Inc. ("Trusco"), Trusco provides investment advisory services to the Small Cap Growth Fund. Under its sub-advisory agreement, Trusco is entitled to a fee that is paid monthly at the annual rates set forth below based on the average daily net assets of the Fund. For any month that the average daily net assets of the Fund are less than $100 million, Trusco shall be paid a fee at the annual rate of 0.65% of all of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $100 million but less than $200 million, Trusco shall be paid a fee at the annual rate of 0.58% of all of the average daily net assets of the Fund; for any month that the average daily net assets of the Fund are at least $200 million but less than $400 million, Trusco shall be paid a fee at the annual rate of 0.50% of all of the average daily net assets of the Fund; and for any month that the average daily net assets of the Fund are $400 million or more, Trusco shall be paid a fee at the annual rate of 0.45% of all of the average daily net assets of the Fund.

         For HighMark Funds' fiscal years ended July 31, 2005 and July 31, 2004 the sub-adviser to the Fund was Chartwell Investment Partners L.P. ("Chartwell"), and the Adviser paid Chartwell under Chartwell's sub-advisory agreement annual fees of $208,737 and $195,324, respectively for those years. For the fiscal year ended July 31, 2006, Chartwell was the sub-adviser from August 1, 2005 through January 31, 2006, and Trusco was the sub-adviser from February 1, 2006 through July 31, 2006. For this fiscal year, the Adviser paid Chartwell under Chartwell's sub-advisory agreement fees of $108,533, and the Adviser paid Trusco under Trusco's sub-advisory agreement fees of $110,233.

         SMALL CAP VALUE FUND. Pursuant to a sub-advisory agreement effective October 1, 2001, between the Adviser and LSV Asset Management ("LSV"), LSV provides investment advisory services to the Small Cap Value Fund. Under its sub-advisory agreement, LSV is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund allocated to LSV as follows:

         FUND ASSETS                                 RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
         -----------                                 ------------------------------------------

         Up to $50 million                                             0.65%
         Over $50 million and not greater than $100 million            0.55%
         Over $100 million                                             0.50%

         Such fee is paid by the Adviser, and LSV receives no fees directly from the Small Cap Value Fund. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Adviser paid LSV under LSV's sub-advisory agreement $1,351,613, $1,044,349 and $860,675, respectively.

         SEI Funds, Inc., a minority general partner of LSV, is an affiliate of HighMark Funds' sub-administrator and distributor, SEI Investments Global Funds Services and SEI Investments Distribution Co. No Trustee of HighMark Funds has owned any securities, or has had any material interest in, or a material interest in a material transaction with, LSV or its affiliates since the beginning of the Fund's most recent fiscal year. No officer or Trustee of HighMark Funds is an officer, employee, director, general partner or shareholder of LSV.

         COGNITIVE VALUE FUND, ENHANCED GROWTH FUND AND INTERNATIONAL OPPORTUNITIES FUND. Pursuant to sub-advisory agreements, effective as of April 3, 2006, between the Adviser and Bailard, Inc. ("Bailard"), Bailard provides investment advisory services to the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under these sub-advisory agreements, Bailard is entitled to receive an amount equal to 50% of the total gross investment advisory fee for each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. Under the sub-advisory agreement relating to HighMark Cognitive Value Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

FUND ASSETS                           RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
------------------                    ------------------------------------------
Up to $500 million                             0.375%
Over $500                                      0.350%

Under the sub-advisory agreement relating to HighMark Enhanced Growth Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

FUND ASSETS                                        RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
--------------                                     ------------------------------------------
Up to $500 million                                         0.375%
Over $500 million and not greater than $1 billion          0.350%
Over $1 billion                                            0.325%

Under the sub-advisory agreement relating to HighMark International Opportunities Fund, Bailard is entitled to an annual fee, paid monthly, based on the average daily net assets of the Fund as follows:

FUND ASSETS                                        RATE AS A PERCENTAGE OF AVERAGE NET ASSETS
--------------                                     ------------------------------------------
Up to $250 million                                         0.475%
Over $250 million and not greater than $500 million        0.450%
Over $500 million and not greater than $1 billion          0.425%
Over $1 billion                                            0.400%

         All such fees are paid by the Adviser, and Bailard receives no fees directly from the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund. For HighMark Funds' fiscal year ended July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the Cognitive Value Fund $116,847. For HighMark Funds' fiscal year ended July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the Enhanced Growth Fund $160,495. For HighMark Funds' fiscal year ended July 31, 2006, the Adviser paid Bailard under Bailard's sub-advisory agreement relating to the International Opportunities Fund $335,394.

PORTFOLIO MANAGERS

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table shows the number and assets of other investment accounts (or portions of investment accounts) that each Fund's portfolio managers managed as of July 31, 2006 as provided by the Adviser and the Sub-Advisers.

                                OTHER SEC-REGISTERED OPEN-END      OTHER POOLED INVESTMENT
      PORTFOLIO MANAGER             AND CLOSED-END FUNDS                  VEHICLES                    OTHER ACCOUNTS
                                 Number of       Assets (in      Number of      Assets (in      Number of      Assets (in
                                  accounts       thousands)       accounts      thousands)       accounts      thousands)
Theodore R. Aronson                  13          $3,912,680          17         $3,993,220          55         $12,375,890
Daniel Becker                        4           $3,171,519          9           $424,071           40         $2,440,761
Robert Bigelow (1)                   1             $78,349           0              $0              10           $21,332
Robert Bigelow (2)                   1            $138,633           0              $0              10           $21,332
Anthony Craddock                     0               $0              0              $0              1             $145
Richard Earnest                      0               $0              2           $148,138           24          $806,959
James P. Foster                      3           $1,914,190          1            $22,878           46         $1,768,308
David J. Goerz III (3)               5            $212,118           0              $0              10           $95,304
David J. Goerz III (4)               5            $143,726           0              $0              10           $95,304


                                      B-85



David J. Goerz III (5)               5            $254,470           0              $0              10           $95,304
David J. Goerz III (6)               5            $217,124           0              $0              10           $95,304
David J. Goerz III (7)               5            $213,276           0              $0              10           $95,304
David J. Goerz III (8)               5            $260,179           0              $0              10           $95,304
Peter M. Hill                        0               $0              0              $0              3             $509
Kevin M. Johnson                     13          $3,912,680          17         $3,993,220          55         $12,375,890
Josef Lakonishok                     25          $8,473,108          22         $6,253,165         485         $46,465,088
Eric P. Leve                         0               $0              0              $0              5           $120,779
Todd Lowenstein                      0               $0              2           $148,138           18          $804,748
Christopher Luckett                  0               $0              0              $0              2             $510
Gregory Lugosi (9)                   2             $53,522           3          $1,019,457          27          $769,158
Gregory Lugosi (10)                  2            $452,981           3          $1,019,457          27          $769,158
Puneet Mansharamani                  25          $8,473,108          22         $6,253,165         485         $46,465,088
E. Jack Montgomery (3)               2            $478,554           3          $1,019,457          28          $769,932
E. Jack Montgomery (9)               2             $53,522           3          $1,019,457          28          $769,932
E. Jack Montgomery (10)              2            $452,981           3          $1,019,457          28          $769,932
Gina Marie N. Moore                  13          $3,912,680          17         $3,993,220          55         $12,375,890
Raymond Mow (1)                      2            $573,492           0              $0              7             $428
Raymond Mow (2)                      2            $633,777           0              $0              7             $428
Thomas J. Mudge                      0               $0              0              $0              11            $819
Martha E Ortiz                       13          $3,912,680          17         $3,993,220          55         $12,375,890
Richard Rocke                        0               $0              0              $0              6            $76,282
George Rokas                         0               $0              0              $0              6            $56,675
Philip Sanders                       4           $3,171,519          9           $424,071           40         $2,437,141
Keith Stribling                      0               $0              2           $148,138           15          $799,081
Sonya Thadhani                       0               $0              1            $48,212           4           $474,426
Stuart F. Van Arsdale                3           $1,914,190          1            $22,878           45         $1,768,408
Menno Vermeulen                      25          $8,473,108          22         $6,253,165         485         $46,465,088
Robert W. Vishny                     25          $8,473,108          22         $6,253,165         485         $46,465,088
Kenneth Wemer                        0               $0              0              $0              9            $57,153

     (1) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark California Intermediate Tax-Free Bond Fund.

     (2) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark National Intermediate Tax-Free Bond Fund.

     (3) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Balanced Fund.

     (4) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Core Equity Fund.

     (5) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Income Plus Allocation Fund.

     (6) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Growth & Income Allocation Fund.

     (7) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Capital Growth Allocation Fund.

     (8) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Diversified Equity Allocation Fund.

     (9) "Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Bond Fund.

     (10)"Other SEC-registered open-end and closed-end funds" represents funds other than HighMark Short Term Bond Fund.

     ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

                                OTHER SEC-REGISTERED OPEN-END      OTHER POOLED INVESTMENT
     PORTFOLIO MANAGER*             AND CLOSED-END FUNDS                  VEHICLES                    OTHER ACCOUNTS
                                 Number of       Assets (in      Number of      Assets (in      Number of      Assets (in
                                  accounts       thousands)       accounts      thousands)       accounts      thousands)
Theodore R. Aronson                  2             $98,330           4           $571,520           46         $4,803,110
Kevin M. Johnson                     2             $98,330           4           $571,520           46         $4,803,110
Josef Lakonishok                     0               $0              0              $0              17         $1,684,540
Puneet Mansharamani                  0               $0              0              $0              17         $1,684,540
Gina Marie N. Moore                  2             $98,330           4           $571,520           46         $4,803,110
Martha E Ortiz                       2             $98,330           4           $571,520           46         $4,803,110
Menno Vermeulen                      0               $0              0              $0              17         $1,684,540
Robert W. Vishny                     0               $0              0              $0              17         $1,684,540
*Portfolio managers not listed do not manage accounts for which the advisory fee is based on performance.

         OWNERSHIP OF SECURITIES

         The table below shows the dollar ranges of shares of a Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above as of July 31, 2006:

                                                                                            DOLLAR RANGE OF EQUITY
                                                                                            SECURITIES IN THE FUND
      PORTFOLIO MANAGER                             FUND(S) MANAGED                           BENEFICIALLY OWNED
Theodore R. Aronson             HighMark Large Cap Value Fund                                        None
Daniel Becker                   HighMark Large Cap Growth Fund                                       None
Robert Bigelow                  HighMark California Intermediate Tax-Free Bond Fund                  None
                                HighMark National Intermediate Tax-Free Bond Fund                    None
Anthony Craddock                HighMark International Opportunities Fund                       $10,001-$50,000
Richard Earnest                 HighMark Value Momentum Fund                                  $500,001-$1,000,000
James P. Foster                 HighMark Small Cap Growth Fund                                       None
David J. Goerz III              HighMark Balanced Fund                                               None
                                HighMark Core Equity Fund                                            None
                                HighMark Income Plus Allocation Fund                                 None
                                HighMark Growth & Income Allocation Fund                             None
                                HighMark Capital Growth Allocation Fund                              None
Peter M. Hill                   HighMark International Opportunities Fund                      $100,001-$500,000
Kevin M. Johnson                HighMark Large Cap Value Fund                                        None
Eric P. Leve                    HighMark International Opportunities Fund                       $10,001-$50,000
Josef Lakonishok                HighMark Small Cap Value Fund                                        None
Christopher Luckett             HighMark International Opportunities Fund                         $1-$10,000
Todd Lowenstein                 HighMark Value Momentum Fund                                   $50,001-$100,000
Gregory Lugosi                  HighMark Bond Fund                                                   None
                                HighMark Short Term Bond Fund                                        None
Puneet Mansharamani             HighMark Small Cap Value Fund                                        None
E. Jack Montgomery              HighMark Balanced Fund                                               None
                                HighMark Bond Fund                                             $100,001-$500,000
                                HighMark Short Term Bond Fund                                        None
Gina Marie N. Moore             HighMark Large Cap Value Fund                                        None


                                      B-87



Raymond Mow                     HighMark California Intermediate Tax-Free Bond Fund                  None
                                HighMark National Intermediate Tax-Free Bond Fund                    None
Thomas J. Mudge                 HighMark Cognitive Value Fund                                  $100,001-$500,000
Martha E Ortiz                  HighMark Large Cap Value Fund                                        None
Richard Rocke                   HighMark Core Equity Fund                                            None
George Rokas                    HighMark Balanced Fund                                               None
Philip Sanders                  HighMark Large Cap Growth Fund                                       None
Keith Stribling                 HighMark Value Momentum Fund                                   $100,001-$500,000
Sonya Thadhani                  HighMark Enhanced Growth Fund                                   $10,001-$50,000
Stuart F. Van Arsdale           HighMark Small Cap Growth Fund                                       None
Menno Vermeulen                 HighMark Small Cap Value Fund                                        None
Robert W. Vishny                HighMark Small Cap Value Fund                                        None
Kenneth Wemer                   HighMark Balanced Fund                                               None

         COMPENSATION

         Depending on the Fund, a portfolio manager's compensation is paid by the Adviser or one of the Sub-Advisers. The Adviser and each of the Sub-Advisers have provided HighMark Funds with a description of how a portfolio manager's compensation is determined.

HIGHMARK CAPITAL MANAGEMENT, INC.

         As of July 31, 2006, each of the portfolio managers for each Fund (except for HighMark Large Cap Growth Fund, HighMark Large Cap Value Fund, HighMark Small Cap Growth Fund, HighMark Small Cap Value Fund, HighMark Cognitive Value Fund, HighMark Enhanced Growth Fund and HighMark International Opportunities Fund) receives a salary from the Adviser and participates in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. Some portfolio managers may also be eligible to participate in the Adviser's long-term incentive compensation plan, which is paid in a combination of options on the stock of UnionBanCal Corporation and deferred cash. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance, (2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. In evaluating investment performance, the Adviser generally considers the one-, two- and three-year performance of mutual funds and other accounts under a portfolio manager's oversight relative, solely or in part, to the peer groups noted below. A portfolio manager may also be compensated for providing securities analysis for other HighMark Funds, where applicable.

                PORTFOLIO MANAGER        PEER GROUP
Robert Bigelow*                          Morningstar Muni California
                                         Intermediate/Short Category (with
                                         respect to HighMark California
                                         Intermediate Tax-Free Bond Fund);
                                         Morningstar Muni National Intermediate
                                         Category (with respect to HighMark
                                         National Intermediate Tax-Free Bond
                                         Fund) Morningstar Large Cap Value
                                         Category and S&P 500 Index
Richard Earnest                          Morningstar Moderate Allocation
                                         Category (with respect to HighMark
David J. Goerz III                       Balanced Fund and HighMark Growth &
                                         Income Allocation Fund); Morningstar
                                         Large Blend Category (with respect to
                                         HighMark Core Equity Fund and HighMar
                                         Capital Growth Allocation Fund);

                                         Morningstar Large Cap Value Category
                                         (with respect to HighMark Value
                                         Momentum Fund and HighMark Large Cap
                                         Value Fund); Morningstar Conservative
                                         Allocation Category (with respect to
                                         HighMark Income Plus Allocation Fund);
                                         Morningstar Municipal California
                                         Intermediate/Short Category (with
                                         respect to HighMark California
                                         Intermediate Tax-Free Bond Fund);
                                         Morningstar Municipal National
                                         Intermediate Category (with respect to
                                         HighMark National Intermediate Tax-Free
                                         Bond Fund); Morningstar General
                                         Intermediate Bond Category (with
                                         respect to HighMark Bond Fund);
                                         Morningstar Short Term Bond Category
                                         (with respect to HighMark Short Term
                                         Bond Fund); iMoneyNet First Tier Retail
                                         (with respect to HighMark Diversified
                                         Money Market Fund); iMoneyNet Treasury
                                         Retail (with respect to HighMark 100%
                                         U.S. Treasury Money Market Fund);
                                         iMoneyNet Government & Agency Retail
                                         (with respect to HighMark U.S.
                                         Government Money Market Fund);
                                         iMoneyNet California Tax-Free Retail
                                         (with respect to HighMark California
                                         Tax-Free Money Market Fund);
                                         Morningstar Large Cap Growth Category
                                         (with respect to HighMark Large Cap
                                         Growth Fund); Morningstar Small Cap
                                         Value Category (with respect to
                                         HighMark Small Cap Value Fund and
                                         HighMark Cognitive Value Fund);
                                         Morningstar Small Cap Growth Category
                                         (with respect to HighMark Small Cap
                                         Growth Fund); Morningstar
                                         Specialty-Technology Category (with
                                         respect to HighMark Enhanced Growth
                                         Fund); Morningstar Foreign Large Blend
                                         Category (with respect to HighMark
                                         International Opportunities Fund); S&P
                                         500 Index (with respect to the equity
                                         portion of HighMark Balanced Fund,
                                         HighMark Core Equity Fund and HighMark
                                         Value Momentum Fund)
Todd Lowenstein                          Morningstar Large Cap Value Category
                                         and S&P 500 Index
Gregory Lugosi                           Morningstar General Intermediate Bond
                                         Category (with respect to HighMark Bond
                                         Fund and the fixed income portion of
                                         HighMark Balanced Fund); Morningstar
                                         Short Term Bond Category (with respect
                                         to HighMark Short Term Bond Fund)
E. Jack Montgomery                       Morningstar General Intermediate Bond
                                         Category (with respect to HighMark Bond
                                         Fund and the fixed income portion of
                                         HighMark Balanced Fund); Morningstar
                                         Short Term Bond Category (with respect
                                         to HighMark Short Term Bond Fund)
Raymond Mow*                             Morningstar Muni California
                                         Intermediate/Short Category (with
                                         respect to HighMark California
                                         Intermediate Tax-Free Bond Fund);
                                         Morningstar Muni National Intermediate
                                         Category (with respect to HighMark
                                         National Intermediate Tax-Free Bond
                                         Fund)
Richard Rocke                            Morningstar Large Blend Category and
                                         S&P 500 Index (with respect to HighMark
                                         Core Equity Fund and the equity portion
                                         of HighMark Balanced Fund); Morningstar
                                         Large Cap Value Category and S&P 500
                                         Index (with respect to HighMark Value
                                         Momentum Fund)

George Rokas                             Morningstar Large Blend Category and
                                         S&P 500 Index (with respect to the
                                         equity portion of HighMark Balanced
                                         Fund); Morningstar Large Cap Value
                                         Category and S&P 500 Index (with
                                         respect to HighMark Value Momentum
                                         Fund)
Keith Stribling                          Morningstar Large Cap Value Category
                                         and S&P 500 Index
Kenneth Wemer                            Morningstar Large Blend Category and
                                         S&P 500 Index (with respect to the
                                         equity portion of HighMark Balanced
                                         Fund); Morningstar Large Cap Value
                                         Category and S&P 500 Index (with
                                         respect to HighMark Value Momentum
                                         Fund)

*A portion of Mr. Bigelow and Mr. Mow's compensation is also based on the one-, two- and three-year performance of HighMark California Tax-Free Money Market Fund relative to iMoneyNet CA Tax-Free Retail.

         The size of the overall bonus pool each year is determined by the Adviser and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

ARONSON+JOHNSON+ORTIZ, L.P.

         Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses awarded entirely for contribution and "elbow grease." The managing principal of AJO, in consultation with other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

BAILARD, INC.

         Mr. Mudge, Mr. Craddock, Mr. Leve, Mr. Luckett and Ms. Thadhani are each paid a base salary, an "investment performance" bonus relating to the Fund each manages and, potentially, an additional discretionary bonus. The investment performance bonus is designed to be significant but not so significant that it would encourage extreme risk taking. It is based on the relevant Fund's return ranking relative to a dynamic subset of that Fund's peer group: Morningstar Small Cap Value Category (for HighMark Cognitive Value Fund), Morningstar Specialty-Technology Category (for HighMark Enhanced Growth Fund) and Morningstar Foreign Large Blend Category (for HighMark International Opportunities Fund). The discretionary bonus, if any, reflects the portfolio manager's contribution to meeting Bailard's general corporate goals. Ms. Thadhani also receives an investment performance bonus for one of the non-Fund professional accounts she manages.

         Mr. Hill's compensation consists primarily of a base salary and a significant discretionary general bonus. The general bonus reflects Bailard's profitability and Mr. Hill's contribution to Bailard's corporate goals. None of Mr. Hill's compensation is based directly on the performance of HighMark International Opportunities Fund.


LSV ASSET MANAGEMENT

         Each LSV portfolio manager's compensation consists of a salary and a discretionary bonus. Each of the portfolio managers is also a partner in LSV and as such receives a portion of the overall profit of the firm as part of the portfolio manager's ownership interests. The bonus is based on the profitability of LSV and individual performance. Individual performance is subjective and may be based on a number of factors, such as an individual's leadership and contribution to the strategic planning and development of the investment group.

TRUSCO CAPITAL MANAGEMENT, INC.

         Portfolio managers earn competitive salaries from Trusco. In addition, portfolio managers are eligible to receive bonuses based on the performance of the specific funds they manage. Investment results are the basis for determining if such bonuses are paid. Investment results are determined by comparing the relevant fund's pre-tax total returns to that same fund's benchmarks and peer groups over multi-year periods, as applicable. Where a portfolio manager manages multiple funds, each fund is weighted based on the following criteria: each fund's market value, its relative strategic importance to Trusco and its clients, as well as its potential asset growth.

         All full-time employees of Trusco, including portfolio managers, are provided a benefits package on substantially similar terms. The percentage of each individual's compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:

     o 401 EXCESS PLAN - This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by Trusco, were it not for the imposition of certain statutory limits on qualified plan benefits. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.
     o ERISA EXCESS RETIREMENT PLAN - This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Certain select individuals within specific salary levels may be eligible for this plan. Participation in the plan must be approved by the individual's senior executive for the business.
     o VOLUNTARY FUNCTIONAL INCENTIVE PLAN DEFERRAL - This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntarily defer portions of their incentive compensation. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. Trusco's annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.
     o STOCK OPTION AWARDS - Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual's senior executive for the business.
     o RESTRICTED STOCK AWARDS - Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust are eligible for restricted stock awards. The awards often vest based on the recipient's continued employment with Trusco, but these awards may also carry additional vesting requirements, including performance conditions.

The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual's results, contributions to the organization, adherence to portfolio compliance and other factors.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY

         Integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; c) eligibility for a stock incentive plan in shares of Waddell & Reed Financial, Inc. (WDR) that rewards teamwork; d) paying for the cost of a leased automobile; and e) to the extent a portfolio manager also manages institutional separate accounts, he or she will share in a percentage of the revenues earned, on behalf of such accounts, by WRIMCO. Awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent.

         Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark (for HighMark Large Cap Growth Fund, this is the Lipper Large Cap Growth Category) is their percentile ranking against the performance of managers of the same investment style at other firms. The secondary benchmark (for HighMark Large Cap Growth Fund, this is Mobius Large Cap Growth) is an index of securities matched to the same investment style. Half of their bonuses are based upon a three-year period and half is based upon a one year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios are similar in investment style and all are taken into account in determining bonuses. Thirty percent of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses are invested in mutual funds managed by WRIMCO, with a minimum of 50% of the deferred bonus required to be invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being invested in WRIMCO managed mutual funds, WDR's 401(k) plan offers WRIMCO managed mutual funds as investment options. No bonus compensation is based upon the amount of the mutual fund assets under management.

         POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

         Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser, the Sub-Advisers and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

         The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

         These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front-running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

         A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Adviser's or a Sub-Adviser's trading desk, as applicable, may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one Adviser or Sub-Adviser account, as applicable, sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Adviser or Sub-Adviser-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         A Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         The Adviser or a Sub-Adviser, as applicable, or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser or a Sub-Adviser, as applicable, and its affiliates.

         A Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser and the Sub-Advisers, including a Fund's portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser, HighMark Funds and the Sub-Advisers that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser, and, with respect to the Funds that have sub-advisers, pursuant to the sub-advisory agreements, the Sub-Advisers, determine, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the 100% U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Large Cap Growth Fund, the Large Cap Value Fund, the Value Momentum Fund, the Core Equity Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While the Adviser and Sub-Advisers generally seek competitive spreads or commissions on behalf of each of the Funds, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or the Sub-Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser or the Sub-Advisers and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser or the Sub-Advisers in serving both

HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser or Sub-Advisers in carrying out their obligations to HighMark Funds.

         To the extent permitted by applicable rules and regulations, the Adviser or Sub-Advisers may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for each Fund are made independently from those for the other Funds or any other investment company, investment portfolio or account managed by the Adviser or the Sub-Advisers. However, any such other investment company, investment portfolio or account may invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser or the Sub-Advisers believe to be equitable to the Fund(s) and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser or the Sub-Advisers may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers, in making investment recommendations for HighMark Funds, the Adviser or the Sub-Advisers will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, the Sub-Advisers, their parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser and the Sub-Advisers, their parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

         During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                        FISCAL YEAR ENDED
                                        -----------------

FUND*                           JULY 31, 2006                JULY 31, 2005                JULY 31, 2004
----                            -------------                -------------                -------------

Balanced Fund                   $    44,365                  $   143,216                  $   334,217
Cognitive Value Fund                 83,970                          ---                          ---
Core Equity Fund                    296,623                      331,283                      451,254


                                      B-96




Enhanced Growth Fund                126,456                          ---                          ---
International Opportunities         263,569                          ---                          ---
Fund
Large Cap Growth Fund               196,652                      247,751                      488,446
Large Cap Value Fund                187,422                      135,558                      100,883
Small Cap Growth Fund               218,958                      264,992                      234,212
Small Cap Value Fund                132,275                      112,514                       90,981
Value Momentum Fund                 379,884                      366,478                      290,695

-------
*Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005.

         The table below lists the amount of brokerage transactions of the Funds directed to brokers during the fiscal year ended July 31, 2006 because of research and other services provided, and the commissions related to these transactions:

                                    AMOUNT OF TRANSACTIONS                AMOUNT OF COMMISSIONS
                                    ----------------------                ---------------------
Balanced Fund                       $40,336,433                           $42,973
Cognitive Value Fund*               $30,774,088                           $54,900
Core Equity Fund                    $169,958,969                          $293,097
Enhanced Growth Fund*               $84,274,931                           $112,736
International Opportunities Fund*   $98,740,632                           $261,670
Small Cap Growth Fund               $21,285,403                           $34,257
Value Momentum Fund                 $209,957,330                          $375,706

-------
*Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005.

         The tables below list, for the fiscal year ended July 31, 2006, (i) the percentage of each Fund's aggregate brokerage commissions paid to SunTrust Capital Markets, Inc. and SunTrust Investment Services, Inc. and (ii) the percentage of each Fund's aggregate dollar amount of transactions involving the payment of brokerage commissions effected through SunTrust Capital Markets, Inc. and SunTrust Investment Services, Inc.

                                    PERCENTAGE OF AGGREGATE BROKERAGE    PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
                                      COMMISSIONS PAID TO SUNTRUST       OF TRANSACTIONS INVOLVING THE PAYMENT
                                          CAPITAL MARKETS, INC.             OF COMMISSIONS EFFECTED THROUGH
                                                                             SUNTRUST CAPITAL MARKETS, INC.
Large Cap Growth Fund                             2.06%                                   0.66%
Small Cap Growth Fund                             0.12%                                   0.08%

                                    PERCENTAGE OF AGGREGATE BROKERAGE    PERCENTAGE OF AGGREGATE DOLLAR AMOUNT
                                      COMMISSIONS PAID TO SUNTRUST       OF TRANSACTIONS INVOLVING THE PAYMENT
                                        INVESTMENT SERVICES, INC.           OF COMMISSIONS EFFECTED THROUGH
                                                                           SUNTRUST INVESTMENT SERVICES, INC.
Large Cap Growth Fund                             0.01%                                   0.01%

         For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the aggregate dollar amount of brokerage commissions paid by the Large Cap Growth Fund to SunTrust Capital Markets, Inc. was $4,045.00, $107.50 and $3,167.50, respectively. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the aggregate dollar amount of brokerage commissions paid by the Large Cap Growth Fund to SunTrust Investment Services, Inc. was $22.50, $0 and $0, respectively. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the aggregate dollar amount of brokerage commissions paid by the Small Cap Growth Fund to SunTrust Capital Markets, Inc. was $261.25, $562.00 and $0, respectively.

         Certain Funds acquired during the fiscal year ended July 31, 2006 securities issued by "regular broker-dealers" of such Funds or their parents, as that term is defined in Rule 10b-1 under the 1940 Act. The value of such securities of each issuer held by each such Fund as of July 31, 2006 is set forth in the tables below.

                                                                                          VALUE OF BROKER'S
                                                                                          SECURITIES HELD AS OF
FUND                                     BROKER                                           7/31/06 (IN THOUSANDS)
----                                     ------                                           ----------------------
Balanced Fund                            Merrill Lynch                                     $    728
                                         Lehman Brothers Holdings                                 0
                                         Goldman Sachs Group                                    611
                                         Wells Fargo                                            399
                                         Wells Fargo Bank                                       104
                                         American International Group                           459
                                         Bank of America Corp.                                  915
                                         JPMorgan Chase                                         881
                                         Citigroup                                            1,012

Bond Fund                                Wells Fargo Capital                               $  1,045
                                         Norwest                                              5,613
                                         JPMorgan                                             5,000
                                         JPMorgan Chase                                           0
                                         Bank One                                               505
                                         Bear Stearns                                        10,000
                                         Morgan Stanley                                       5,747
                                         Morgan Stanley Dean Witter                           5,000

Core Equity Fund                         Merrill Lynch                                     $      0
                                         Goldman Sachs Group                                  3,530
                                         Bear Stearns                                         2,500
                                         JPMorgan Chase                                         740

Diversified Money Market Fund            Goldman Sachs Group                               $150,000
                                         Goldman Sachs                                            0
                                         Merrill Lynch                                            0
                                         Deutsche Bank                                            0
                                         Deutsche Bank Finl LLC                                   0
                                         JPMorgan Chase & Co.                                     0
                                         Morgan Stanley & Co.                                50,000
                                         Morgan Stanley                                           0
                                         Bank of America N.A.                                     0



                                      B-98



Enhanced Growth Fund*                    Bear Stearns                                      $  2,500

International Opportunities Fund*        Credit Agricole                                   $    607
                                         Credit Suisse Group                                  1,400
                                         Bear Stearns                                         2,500
                                         Deutsche Bank                                        1,325

Large Cap Growth Fund                    Bear Stearns                                      $  2,500
                                         Bank of America                                      2,500
                                         JPMorgan                                             2,500
                                         Goldman Sachs Group                                  3,292
                                         Morgan Stanley Dean Witter                           1,000
                                         Morgan Stanley                                           0

Large Cap Value Fund                     Goldman Sachs Group                               $  3,819
                                         Citigroup                                           13,904
                                         Wachovia                                             5,717
                                         Merrill Lynch                                        6,008
                                         JPMorgan Chase                                      11,017
                                         JPMorgan                                             2,500

Short Term Bond Fund                     Wells Fargo                                       $    250
                                         FleetBoston Financial                                  249
                                         Bank One                                               353
                                         Morgan Stanley                                         250

Small Cap Growth Fund                    Morgan Stanley Dean Witter                        $  1,000

Small Cap Value Fund                     Bear Stearns                                      $ 10,000
                                         JPMorgan                                             7,500
                                         JPMorgan Chase                                           0

Value Momentum Fund                      Bank of New York                                  $  4,806
                                         Bear Stearns                                        10,000
                                         Bank of America                                     19,791
                                         JPMorgan Chase                                      12,412
                                         JPMorgan                                            10,000

-------
*Each of the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005.


ADMINISTRATOR AND SUB-ADMINISTRATOR

         HighMark Capital Management, Inc., in addition to serving as investment adviser, serves as administrator to each of the Funds pursuant to the administrative services agreement dated as of December 1, 2005 between HighMark Funds and HighMark Capital Management, Inc. (the "Administration Agreement"). Prior to December 1, 2005, HighMark Capital Management, Inc. served as sub-administrator to each of the Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

         Pursuant to the Administration Agreement, HighMark Capital Management, Inc. provides the Funds with all administrative services necessary or appropriate for the operation of

HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HighMark Capital Management, Inc. has delegated part of its responsibilities under the Administration Agreement to SEI Investments Global Funds Services.

         HighMark Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion. HighMark Capital Management, Inc. may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a Fund's Shares. Currently, HighMark Capital Management, Inc. has agreed to waive its fee to the rate of 0.125% of the average daily net assets of HighMark Funds. Any such waiver is voluntary and may be terminated at any time in HighMark Capital Management, Inc.'s sole discretion.

         HighMark Capital Management, Inc. is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. Such fee will be shared pro-rata among all share classes of HighMark Funds. For each new series of HighMark Funds created and publicly offered after December 1, 2005, HighMark Capital Management, Inc. is entitled to a minimum administration fee of $55,000 for each such new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. The minimum fee applicable to a series of HighMark Funds shall be allocated pro rata among all share classes of such series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%.

         As part of the Administration Agreement, HighMark Capital Management, Inc. is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series. The Administration Agreement provides that the above additional expenses may be paid by a sub-administrator on behalf of HighMark Capital Management, Inc.

         Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until December 31, 2006. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 90 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

         The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HighMark Capital Management, Inc., or the reckless disregard by HighMark Capital Management, Inc. of its obligations and duties under the Administration Agreement, HighMark Capital Management, Inc. shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HighMark Capital Management, Inc. acts with good faith and due diligence, HighMark Funds will indemnify HighMark Capital Management, Inc. from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark Funds is not obligated to indemnify HighMark Capital Management, Inc. for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") serves as sub-administrator (the "Sub-Administrator") to each of the Funds pursuant to a sub-administration agreement dated as of December 1, 2005 between HighMark Capital Management, Inc. and SEI Investments Global Funds Services. The Sub-Administrator will perform accounting and administrative services which may include recordkeeping and regulatory reporting, regulatory compliance, tax reporting, transmission of regular shareholder communications, supervision of third party service providers, fund accounting services, providing advice and recommendations with respect to the business and affairs of the Funds, consulting with respect to the operation of HighMark Funds and other services for HighMark Funds as may be agreed upon from time to time, for which it will receive a fee, paid by HighMark Capital Management, Inc., at the annual rate of up to 0.04% of the first $10 billion of the average daily net assets of HighMark Funds and 0.035% of such average daily net assets in excess of $10 billion.

         The Sub-Administrator is entitled to a minimum annual fee of $2,800,000, which is $233,333 monthly, for all series and classes in existence as of December 1, 2005. The Sub-Administrator is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes, to be allocated pro rata among all share classes of the series. For each new series of HighMark Funds created and publicly offered after December 1, 2005, the Sub-Administrator is entitled to a minimum administration fee of $55,000 for each such new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class, which will be allocated pro rata among all share classes of the new series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%. The Sub-Administration Agreement further provides that the Sub-Administrator will pay certain transfer agency fees and legal fees of HighMark Funds.

         The Sub-Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Sub-Administrator. SEI Investments and its subsidiaries and affiliates, including the Sub-Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement dated December 1, 2005, HighMark Capital Management, Inc. received the following fees:

                               FISCAL YEAR ENDED
                               -----------------

                                                          JULY 31, 2006
                                                          -------------
                                                                      ADDITIONAL
                                                                        AMOUNT
   FUND*                                              NET FEES PAID     WAIVED
   ----                                               -------------     ------

   Balanced Fund                                      $   43,831       $  8,766
   Cognitive Value Fund                                   38,269          7,653
   Core Equity Fund                                       94,642         18,927
   Enhanced Growth Fund                                   52,568         10,513
   International Opportunities Fund                       86,827         17,364
   Large Cap Growth Fund                                 116,412         23,281
   Large Cap Value Fund                                  233,937         46,785
   Small Cap Growth Fund                                  28,331          5,666
   Small Cap Value Fund                                  213,025         42,603
   Value Momentum Fund                                   395,665         79,128
   Bond Fund                                             370,369         74,070
   Short Term Bond Fund                                   29,525          5,905
   California Intermediate Tax-Free Bond Fund            122,602         24,519
   National Intermediate Tax-Free Bond Fund               68,968         13,793
   100% U.S. Treasury Money Market Fund                  730,971        146,186
   California Tax-Free Money Market Fund                 409,453         81,886
   Diversified Money Market Fund                       2,617,382        523,446
   U.S. Government Money Market Fund                     455,470         91,089
   Income Plus Allocation Fund                             4,149            830
   Growth & Income Allocation Fund                        23,963          4,792
   Capital Growth Allocation Fund                         28,073          5,614
   Diversified Equity Allocation Fund                        ---            ---

-------
*Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.

         Prior to December 1, 2005, the Sub-Administrator served as the administrator to each of the Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997. For its services as administrator and expenses assumed pursuant to the prior administration agreement dated February 15, 1997, SEI Investments Global Funds Services received the following fees:

                                                  FISCAL YEAR ENDED
                                                  -----------------

                                     JULY 31, 2006                JULY 31, 2005                JULY 31, 2004
                                     -------------                -------------                -------------
                                               ADDITIONAL                   ADDITIONAL                   ADDITIONAL
                                                 AMOUNT                       AMOUNT                       AMOUNT
   FUND*                       NET FEES PAID     WAIVED     NET FEES PAID     WAIVED     NET FEES PAID     WAIVED
   ----                        -------------     ------     -------------     ------     -------------     ------

Balanced Fund                  $   38,724       $  5,532     $  195,492      $ 27,927     $  235,571       $ 32,425


                                     B-102



Cognitive Value Fund                  ---            ---             --            --             --             --
Core Equity Fund                   64,258          9,179        201,343        28,763        226,704         31,218
Enhanced Growth Fund                  ---            ---            ---           ---            ---            ---
International Opportunities                                                                      ---            ---
Fund                                  ---            ---            ---           ---
Large Cap Growth Fund              90,880         12,982        277,410        39,630        347,698         47,805
Large Cap Value Fund              114,910         16,415        268,210        38,315        202,883         28,029
Small Cap Growth Fund              19,235          2,748         56,198         8,028         52,715          7,386
Small Cap Value Fund              139,824         19,974        330,560        47,222        267,208         37,011
Value Momentum Fund               270,634         38,660        787,950       112,554        740,976        102,106
Bond Fund                         277,842         39,689        873,362       124,765        967,224        132,705
Short Term Bond Fund               26,189          8,319         17,909        27,510            ---            ---
California Intermediate
Tax-Free                                                                                     388,086         53,157
  Bond Fund                        93,028         13,289        318,281        45,468
National Intermediate Tax-Free
  Bond Fund                        52,938          7,562        172,887        24,698        189,904         26,338
100% U.S. Treasury Money
  Market Fund                     502,210         71,755      1,478,563       211,283      1,730,227        237,149
California Tax-Free Money
  Market Fund                     297,053         42,433        890,890       127,269        929,274        127,283
Diversified Money Market Fund   1,997,407        285,326      5,593,194       799,021      6,130,323        841,382
U.S. Government Money Market
  Fund                            299,613         42,799        755,656       107,950        952,731        130,367
Income Plus Allocation Fund         6,093         14,097          1,831        30,017            ---            ---
Growth & Income Allocation                                                                       ---            ---
  Fund                              7,041         20,832          4,241        34,420
Capital Growth Allocation Fund      9,015         18,273          4,455        33,260            ---            ---
 Diversified Equity
  Allocation Fund                     ---            ---            ---           ---            ---            ---

-------
*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004. Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.


GLASS-STEAGALL ACT

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser and the Sub-Advisers believe that they possess the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and the sub-advisory agreements between the Adviser and the Sub-Advisers and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement and the sub-advisory agreements. HighMark Capital Management, Inc. also believes that it may perform administration services on behalf of each Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, or the Sub-Advisers, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and the Sub-Advisers and consider taking all action necessary in the circumstances.

         Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

SHAREHOLDER SERVICES PLANS

         HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include SEI Investments Distribution, Co., Bank of Tokyo-Mitsubishi UFJ Trust Company, Union Bank of California, N.A., HighMark Capital Management, Inc. or their respective affiliates, that agree to provide or to compensate other service providers to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of a Fund. In the case of Class A Shares and Fiduciary Shares, SEI Investments Distribution, Co. and HighMark Capital Management, Inc., respectively, have been designated Master Service Providers (each a "Master Service Provider") who, in consideration for such services, are compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund. Each Master Service Provider in turn compensates any other Service Provider providing shareholder services pursuant to the Fiduciary Shares Service Plan or the Class A Shares Service Plan, as applicable. Such compensation is the sole obligation of the Master Service Provider. The amount payable to a Master Service Provider is not limited by the amount of expenses incurred by the Master Service Providers or any other Service Provider engaged by the Master Service Provider. In the case of Class B Shares, in consideration for such services, a Service Provider is compensated by a Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of such Fund.

         A Service Provider may waive such fees at any time. Any such waiver is voluntary and may be terminated at any time. As a result of certain expense limitation arrangements, fees payable pursuant to the Service Plans are currently being waived by up to 0.10% of average daily net assets for the Fiduciary and Class A Shares of the Large Cap Value Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small Cap Value Fund, Balanced Fund, Value Momentum Fund, Core Equity Fund, Cognitive Value Fund, Enhanced Growth Fund and International Opportunities Fund; by up to 0.18% for the Fiduciary and Class A Shares of the Bond Fund; and by up to 0.20% for the Fiduciary and Class A Shares of the Short Term Bond Fund, California Intermediate Tax-Free Bond Fund, National Intermediate Tax-Free Bond Fund, 100% U.S. Treasury Money Market Fund, California Tax-Free Money Market Fund, Diversified Money Market Fund, U.S. Government Money Market Fund, Income Plus Allocation Fund, Growth & Income Allocation Fund, Capital Growth Allocation Fund and Diversified Equity Allocation Fund.

         The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of one or more of the Funds. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

EXPENSES

         HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, fees paid to Lipper (an independent fund expenses analysis provided to the Trustees), expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing reports and prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

DISTRIBUTOR

         SEI Investments Distribution Co. (f/k/a SEI Financial Services Company) (as previously defined, the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Distribution Agreement").

         The Distribution Agreement will continue in effect until December 31, 2005 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.

         Since February 15, 1997, Shares of HighMark Funds have been sold on a continuous basis by the Distributor. Under the Distribution Agreement, the Distributor is not obligated to sell any particular number of Shares, but will use all reasonable efforts, consistent with the Distributor's other business, in connection with the distribution of Shares of HighMark Funds. For HighMark Funds' fiscal years ended July 31, 2006, July 31, 2005 and July 31, 2004, the Distributor received the following underwriting commissions relating to the following Funds:

                                                  FISCAL YEAR ENDED
                                                  -----------------

                                       JULY 31, 2006                JULY 31, 2005                JULY 31, 2004
                                       -------------                -------------                -------------
                                AGGREGATE        AMOUNT        AGGREGATE      AMOUNT        AGGREGATE      AMOUNT
                                 AMOUNT OF     RETAINED BY     AMOUNT OF    RETAINED BY     AMOUNT OF    RETAINED BY
                                UNDERWRITING    PRINCIPAL     UNDERWRITING   PRINCIPAL    UNDERWRITING    PRINCIPAL
FUND*                           COMMISSIONS    UNDERWRITER    COMMISSIONS   UNDERWRITER    COMMISSIONS   UNDERWRITER
-----                           -----------    -----------    -----------   -----------    -----------   -----------

Balanced Fund                    $ 21,168           $  0       $ 15,277          $  0       $ 44,000              0
Cognitive Value Fund                4,165              0            ---           ---            ---            ---
Core Equity Fund                    9,579              0          1,845             0         44,000              0
Enhanced Growth Fund                1,572              0            ---           ---            ---            ---
International Opportunities        61,022              0            ---           ---            ---            ---
Fund
Large Cap Growth Fund              25,443              0         31,181             0        147,000              0
Large Cap Value Fund               78,288              0        147,962             0        135,000              0
Small Cap Growth Fund              27,032              0         16,387             0         80,000              0
Small Cap Value Fund              245,658              0        230,571             0        481,000              0
Value Momentum Fund                52,383              0         31,915             0         74,000              0
Bond Fund                          19,910              0         16,081             0        146,000              0
Short Term Bond Fund                  300              0              0             0            ---            ---
California Intermediate            38,891              0         40,350             0        141,000              0
Tax-Free
  Bond Fund
National Intermediate Tax-Free     10,346              0         27,144             0         15,000              0
  Bond Fund
100% U.S. Treasury Money                0              0              0             0              0              0
  Market Fund
California Tax-Free Money               0              0              0             0              0              0
  Market Fund
Diversified Money Market Fund           0              0              0             0              0              0
U.S. Government Money Market        1,141              0              0             0         15,000              0
  Fund
Income Plus Allocation Fund        70,541              0         60,778             0            ---            ---
Growth & Income Allocation        796,483              0        407,040             0            ---            ---
  Fund
Capital Growth Allocation Fund    929,461              0        380,512             0            ---            ---
Diversified Equity Allocation         ---            ---            ---           ---            ---            ---
  Fund

*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004. Each of the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.

         THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, each Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Class A Shares, pursuant to the Class A Distribution Plan; seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class B Shares, pursuant to the Class B Distribution Plan; and fifty-five one-hundredths of one percent (0.55%) of the average daily net assets attributable to that Fund's Class S Shares, pursuant to the Class S Distribution Plan. Each of the Equity Funds and the Asset Allocation Portfolios pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to that Fund's Class C Shares, and each of the Fixed-Income Funds and the U.S. Government Money Market Fund pays a distribution fee equal to seventy-five one-hundredths of one percent (0.75%) of the average daily net assets attributable to that Fund's Class C Shares, pursuant to the Class C Distribution Plan.

         For the fiscal year ended July 31, 2006, the Distributor received the following distribution fees with respect to the sale of Class A Shares, Class B Shares, Class C Shares and Class S Shares from the following Funds:

                               CLASS A SHARES         CLASS B SHARES          CLASS C SHARES             CLASS S SHARES
                               --------------         --------------          --------------             --------------

                                       ADDITIONAL            ADDITIONAL               ADDITIONAL                 ADDITIONAL
                            NET FEES     AMOUNT    NET FEES    AMOUNT     NET FEES      AMOUNT     NET FEES        AMOUNT
          FUND*               PAID       WAIVED      PAID      WAIVED       PAID        WAIVED        PAID         WAIVED
          ----                ----       ------      ----      ------       ----        ------        ----         ------

Balanced Fund             $  18,092           --   $ 25,958         --    $  3,801            --          --              --
Cognitive Value Fund             98           --         --         --           7            --          --              --
Core Equity Fund              7,395           --     21,981         --       2,990            --          --              --
Enhanced Growth Fund              7           --         --         --           1            --          --              --
International                   742                      --         --       1,305            --          --              --
  Opportunities Fund
Large Cap Growth Fund        44,036           --     66,371         --      14,050            --          --              --
Large Cap Value Fund        253,855           --     27,899         --      52,249            --          --              --
Small Cap Growth Fund        11,798           --      4,113         --      11,385            --          --              --
Small Cap Value Fund        167,479           --    107,711         --     191,750            --          --              --
Value Momentum Fund          73,040           --     65,683         --      12,590            --          --              --
Bond Fund                    98,437           --     56,138         --         262            --          --              --
Short Term Bond Fund          3,573           --         --         --      18,459            --          --              --
California Intermediate     114,684           --     44,447         --       6,239            --          --              --
  Tax-Free Bond Fund
National Intermediate         8,580           --         --         --         333            --          --              --
  Tax-Free Bond Fund
100% U.S. Treasury Money    394,690           --         --         --          --            --  $1,564,728              --
  Market Fund
California Tax-Free         659,454           --         --         --          --            --     189,642              --
  Money Market Fund
Diversified Money Market   1,591,523          --         --         --          --            --   3,089,824              --
  Fund
U.S. Government Money        79,704           --      7,614         --         121            --     534,480              --
  Market Fund
Income Plus Allocation        7,798           --         --         --      12,957            --          --              --
  Fund
Growth & Income              43,253           --         --         --      76,203            --          --              --
  Allocation Fund
Capital Growth               45,793           --         --         --      95,381            --          --              --
  Allocation Fund
Diversified Equity               --           --         --         --          --            --          --              --
  Allocation Fund

-----------------

*Each of the Short Term Bond Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund and the Capital Growth Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2004. Each of the Enhanced Growth Fund, the Cognitive Value Fund and the International Opportunities Fund commenced investment operations on April 3, 2006, after the end of HighMark Funds' fiscal year ended July 31, 2005. The Diversified Equity Allocation Fund commenced investment operations after the end of HighMark Funds' fiscal year ended July 31, 2006.

         The Distributor may use the distribution fee applicable to a Fund's Class A, Class B, Class C and Class S Shares to provide distribution assistance with respect to the sale of the Fund's Class A, Class B, Class C and Class S Shares or to provide shareholder services to the holders of the Fund's Class A, Class B, Class C and Class S Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Class A, Class B, Class C and Class S Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning a Fund's Class A, Class B, Class C and Class S Shares. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

         Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

         The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, Class C or Class S Shares of that Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a class of Shares of a Fund requires the approval of the shareholders of such class of Shares of the Fund. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

         Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

TRANSFER AGENT AND CUSTODIAN SERVICES

         State Street Bank and Trust Company ("State Street") performs transfer agency services for the Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of each Fund's Shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

         Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS annual fees at the rate of $18,000 per Retail class/per Fund, $15,000 per Fiduciary class/per Fund, $15,000 per class/per Fund for Class M Shares and $5,000 per Class S class/per Fund. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per social security number, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends. In addition, HighMark Capital Management, Inc. has agreed to pay certain transfer agency related expenses to BFDS on behalf of the Funds. The Sub-Administrator has agreed to pay such transfer agency related expenses on behalf of HighMark Capital Management, Inc. Transfer agency expenses not paid by HighMark Capital Management, Inc. or the Sub-Administrator will be allocated pro rata among all the existing series of HighMark Funds based on their respective net assets.

         Union Bank of California, N.A. serves as custodian to the Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

         Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to each Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis, including a security's country of domicile. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm to the Funds is Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

LEGAL COUNSEL

         Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

                             ADDITIONAL INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

         The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Funds that own voting securities to HighMark Capital Management. The Board of Trustees has authorized HighMark Capital Management to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Descriptions of the proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds' website at www.highmarkfunds.com and (2) on the SEC's website at HTTP://WWW.SEC.GOV.

DESCRIPTION OF SHARES

         HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty three series of Shares, representing units of beneficial interest in the Balanced Fund, the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Advantage Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of six classes of Shares in selected Funds, Shares of such Funds may, from time to time, be divided into as many as six classes of Shares, designated Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one Fund for Class B Shares of another Fund. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C, Class S and Fiduciary Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, HighMark Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of a Fund are entitled to receive the net assets of the Fund attributable to such class.

         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to a particular Fund that are allocated to that Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of HighMark

Funds not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

         Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent registered public accounting firms, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.

         Although not governed by Rule 18f-2, Retail Shares and Class S Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

MISCELLANEOUS

         Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares or Class S Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

         HighMark Funds' Trustees are elected by HighMark Funds' shareholders, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC's website at www.sec.gov.

         The July 31, 2006 Annual Report to Shareholders of HighMark Funds is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 2006. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such

Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

         No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.

         As of October 5, 2006, the trustees and officers of HighMark Funds, as a group, owned 1.087% of the Class A Shares of the Core Equity Fund, 1.005% of the Class A Shares of the International Opportunities Fund and 1.998% of the Class A Shares of the Small Cap Growth Fund. As of October 5, 2006, HighMark Funds believes that the trustees and officers of HighMark Funds, as a group, owned less than one percent of the Shares of any other Fund. As of October 5, 2006, SelectBenefit UBOC 401(k) Plan beneficially owned 28.05% of the outstanding voting securities of the HighMark Value Momentum Fund.

         As of October 5, 2006, HighMark Funds believes that Union Bank of California was the shareholder of record of 99.95% of the Fiduciary Shares of the Balanced Fund, 0.00% of the Fiduciary Shares of the Cognitive Value Fund, 81.72% of the Fiduciary Shares of the Core Equity Fund, 0.00% of the Fiduciary Shares of the Enhanced Growth Fund, 11.73% of the Fiduciary Shares of the International Opportunities Fund, 89.71% of the Fiduciary Shares of the Large Cap Growth Fund, 57.11% of the Fiduciary Shares of the Large Cap Value Fund, 82.06% of the Fiduciary Shares of the Small Cap Growth Fund, 55.81% of the Fiduciary Shares of the Small Cap Value Fund, 95.89% of the Fiduciary Shares of the Value Momentum Fund, 97.55% of the Fiduciary Shares of the Bond Fund, 63.37% of the Fiduciary Shares of the Short Term Bond Fund, 94.97% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund, 99.98% of the Fiduciary Shares of the California Tax-Free Money Market Fund, 100.00% of the Fiduciary Shares of the Diversified Money Market Fund, and 100.00% of the Fiduciary Shares of the U. S. Government Money Market Fund.

         As of October 5, 2006, HighMark Funds believes that Union Bank of California and/or HighMark Capital Management had investment authority with respect to 0.00% of the Fiduciary Shares of the Balanced Fund, 100.00% of the Fiduciary Shares of the Cognitive Value Fund, 98.75% of the Fiduciary Shares of the Core Equity Fund, 0.00% of the Fiduciary Shares of the Enhanced Growth Fund, 98.29% of the Fiduciary Shares of the International Opportunities Fund, 60.04% of the Fiduciary Shares of the Large Cap Growth Fund, 38.56% of the Fiduciary Shares of the Large Cap Value Fund, 99.23% of the Fiduciary Shares of the Small Cap Growth Fund, 46.02% of the Fiduciary Shares of the Small Cap Value Fund, 39.39% of the Fiduciary Shares of the Value Momentum Fund, 73.51% of the Fiduciary Shares of the Bond Fund, 92.78% of the Fiduciary Shares of the Short Term Bond Fund, 93.58% of the Fiduciary Shares of the California Intermediate Tax-Free Bond Fund, 100.00% of the Fiduciary Shares of the National Intermediate Tax-Free Bond Fund, 5.98% of the Fiduciary Shares of the 100% U.S. Treasury Money Market Fund, 39.49% of the Fiduciary Shares of the California Tax-Free Money Market Fund, 12.12% of the Fiduciary Shares of the Diversified Money Market Fund, and 4.97% of the Fiduciary Shares of the U. S. Government Money Market Fund.

         The table below indicates each additional person known by HighMark Funds to own of record or beneficially 5% or more of the Shares of the following Funds of HighMark Funds as of October 5, 2006.

                                5% OR MORE OWNERS
                                -----------------

                         BALANCED FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                               13.55%
Ty Yeh Investments LP
A Partnership
2048 N Studebaker Rd.
Long Beach, CA  90815-3539

                         BALANCED FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Isaac Rodriguez Spec Needs Tr                              41.72%
411 N Central Ave Ste 200
Glendale, CA 91203-2092

LPL Financial Services                                     11.45%
9785 Towne Center Drive
San Diego, CA  92121-1968

NFS LLC FEBO                                                9.40%
NFS/FMTC IRA
FEBO Arthur J Furtney Jr
130 Tweed Drive
Jacksonville, NC  28540-4589

Janney Montgomery Scott LLC                                 7.01%
Carol G Hood (IRA)
1801 Market Street
Philadelphia, PA 19103-1628


                        BALANCED FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------

Lane & Company                                             99.95%
c/o Union Bank of California
Attn: Kathleen Heilman

P.O. Box 85484
San Diego, CA 92186-5484

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit Bank of Tokyo-Mitsubishi                     12.25%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Makita USA                                   11.69%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

SelectBenefit Pentel                                        6.49%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                      COGNITIVE VALUE FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                               16.89%
Silverman & Assc Defnd Benefit
2640 Caminito Carino
La Jolla, CA 92037-4003

State Street Bank & Trust Co                                6.48%
Cust for the IRA Rollover
FBO Cheryl L Carpenter
28516 Sorano CV
Portola Hills, CA 92679-1230

Pershing LLC                                                5.11%
PO Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                               19.16%
PO Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                               17.94%

PO Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                7.39%
PO Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                7.06%
PO Box 2052
Jersey City, NJ 07303-2052


                      COGNITIVE VALUE FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                               44.69%
Frank James
6204 23rd Ave
Brooklyn, NY 11204-3303

Clovis Mike Morrison &                                     55.31%
Diane K Morrison JTWROS
865 Kingwood Ct
Highland Vill, TX 75077-8649


                      COGNITIVE VALUE FUND - CLASS M SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Jupiter Co                                                 11.92%
PO Box 9130
Boston, MA 02116-9130

Union Bank Tr                                              51.67%
PO Box 85484
San Diego, CA 92186-5484


                     COGNITIVE VALUE FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
HighMark Growth & Income                                   41.23%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                    55.91%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484



                        CORE EQUITY FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                                5.48%
Michael & Lynn Zankick 1998 Rev Fam Trust
11620 Via Vista
Nevada City, CA 95959-8984

LPL Financial Services                                      6.05%
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                      5.64%
9785 Towne Centre Drive
San Diego, CA 92121-1968


                        CORE EQUITY FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
FBO Marilyn & Leonard Paller B Q-TIP Tr                    19.20%
17340 Clark Street
Encino, CA 91316-2510

Guarantee & Trust Co.                                      11.96%
FBO Bruce R. Feirfeil,
IRA/Rollover
Trust
16909 Liggett St.
North Hills, CA 91343-2719

Guarantee & Trust Co.                                      10.47%
FBO Marjory Alfe Spoehr
IRA R/O Frozen Trust
P O Box 9777
Rancho Santa Fe, CA 92607-4777

NFS LLC FEBO                                                9.76%

Carolyn R Soetenga
Mark H Soetenga
7617 Young Rd NW
Olympia, WA 98502-9688

LPL Financial Services                                      7.44%
9785 Towne Centre Dr
San Diego, CA 92121-1968


                       CORE EQUITY FUND - FIDUCIARY SHARES


NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             81.72%
99.97%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

HighMark Growth & Income                                    7.09%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                    10.56%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
Mathilda Swall TW                                           5.37%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

                      ENHANCED GROWTH FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                              100.00%
PO Box 2052
Jersey City, NJ 07303-2052

                      ENHANCED GROWTH FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Noel A Casale                                             100.00%
224 Hartford St
San Francisco, CA 94114-2526


                      ENHANCED GROWTH FUND - CLASS M SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Jupiter Co                                                 11.29%
PO Box 9130
Boston, MA 02116-9130

Union Bank Tr                                              53.21%
PO Box 85484
San Diego, CA 92186-5484


                INTERNATIONAL OPPORTUNITIES FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
First Clearing, LLC                                         8.05%
The Carruth J Wagner M.D.
Foundation
4741 Central #173
Kansas City, MO 64112-1533

First Clearing, LLC                                        12.36%
The Claire Fiddyment Trust
7950 Alvina Court
Granite Bay, CA 95746-9512


                INTERNATIONAL OPPORTUNITIES FUND - CLASS M SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Jupiter Co                                                 11.33%
PO Box 9130
Boston, MA 02116-9130

Union Bank Tr                                              49.07%
PO Box 85484
San Diego, CA 92186-5484

               INTERNATIONAL OPPORTUNITIES FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
HighMark Growth & Income                                   35.82%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                    49.09%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

Lane & Company                                             11.73%
99.97%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484



                     LARGE CAP GROWTH FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Charles Schwab & Co. Inc.                                   9.08%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4151

                     LARGE CAP GROWTH FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                               10.54%
Union Bank of California Cust.
IRA Rollover
FBO David Miller
1408 Hawthorne Ter.
Berkeley, CA 94708-1804

NFS LLC FEBO                                               14.33%
Daniel Huntsman
Mary E. Huntsman
35 Berkeley Avenue
San Anselmo, CA 94960-1405

LPL Financial Services                                     10.17%
9785 Towne Centre Drive
San Diego, CA 92121-1968


                    LARGE CAP GROWTH FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             89.71%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                     5.43%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit Bank of Tokyo-Mitsubishi                      5.75%
13.40%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484



                      LARGE CAP VALUE FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Charles Schwab & Co. Inc.                                   6.15%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA 94104-4151

                      LARGE CAP VALUE FUND - CLASS B SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------

NFS LLC FEBO                                                5.45%
Steven E Swank
10051 Holborn St
Santee, CA 92071-5007

                      LARGE CAP VALUE FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pasadena Masonic Lodge #272                                 5.85%
200 S Euclid Ave
Pasadena, CA 91101-2423

                     LARGE CAP VALUE FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             57.11%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co. Inc.                                  28.29%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4151

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit Komatsu Savings Plan                          9.43%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484



                     SMALL CAP GROWTH FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                               12.77%
PO Box 2052
Jersey City, NJ  07303-2052


                     SMALL CAP GROWTH FUND - CLASS B SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                                5.69%

Nassim B Hanna
Marie N Hanna
1320 Avenue 64
Pasadena, CA 91105-2700

NFS LLC FEBO                                                6.85%
NFS/FMTC Rollover IRA
FBO Carol Rockwell
10 Keel Ct
Long Beach, CA  90803-4307

NFS LLC FEBO                                               13.42%
Union Bank of California Cust
IRA Rollover
FBO Roger M Tolbert
14655 SE 56th St.
Bellevue, WA 98006-4390

NFS LLC FEBO                                                5.21%
NFS/FMTC Rollover IRA
FBO William J Carter
611 Old Trail Rd
Diamond Bar, CA 91765-1020


                     SMALL CAP GROWTH FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                               30.76%
P.O. Box 2052
Jersey City, NJ 07303-2052

Dain Rauscher Inc FBO                                       5.41%
Mildred E Hora 1993 Rev Trust
6411 Scenic Oak Ct
Carmichael, CA 95608-1124

                    SMALL CAP GROWTH FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             82.06%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

HighMark Growth & Income                                    7.52%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                     9.88%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

                      SMALL CAP VALUE FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Charles Schwab & Co. Inc.                                  14.67%
FBO Exclusive Customers
101 Montgomery Street
San Francisco, CA  94104-4151

NFSC FBO                                                   11.30%
BONY Cust For PAS Small CAP FOF
Anthony Cirelli
90 Washington St Fl 11
New York, NY 10286-0001


                     SMALL CAP VALUE FUND - FIDUCIARY SHARES


NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             55.78%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

Charles Schwab & Co. Inc.                                   7.46%
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4151

Ameriprise Trust Company                                    6.66%
996 Ameriprise Financial Ctr
Minneapolis, MN 55474-0009

                      VALUE MOMENTUM FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                               6.56%
P O Box 2052
Jersey City, NJ 07303-2052

                     VALUE MOMENTUM FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             95.89%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484 San Diego, CA 92186-5484

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit UBOC 401(K)                                  30.68%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484 San Diego, CA 92186-5484


                           BOND FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Wilmington Trust Company                                   21.45%
Attn Carolyn Nelson
PO Box 8882
Wilmington, DE 19899-8882

                           BOND FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
LPL Financial Services                                     41.92%
9785 Towne Centre Drive
San Diego, CA 92121-1968

First Clearing, LLC                                        19.77%
Kolaitis Family Trust
8120 SW Berry Hill Ct
Beaverton, OR 97008-6948

First Clearing, LLC                                        27.21%
Kolaitis Family Trust
8120 SW Berry Hill Ct

Beaverton, OR 97008-6948


                          BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             97.55%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484 San Diego, CA 92186-5484

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit BTM UFJ, Ltd DB Plan                          8.84%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484 San Diego, CA 92186-5484



                      SHORT TERM BOND FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                               73.94%
PO Box 2052
Jersey City, NJ 07303-2052

Dain Rauscher Inc FBO                                      14.10%
James D and Laura S Goble
Rev Intervivos Liv Tr
747 Mariner Loop
Yuba City, CA  95991

RBC Dain Rauscher Inc FBO                                   5.41%
Mildred E Hora 1993 Rev Trust
6411 Scenic Oak Ct
Carmichael, CA 95608-1124



                      SHORT TERM BOND FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Wedbush Morgan Securities                                  11.85%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457

                     SHORT TERM BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             63.37%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

HighMark Income Plus                                       5.82%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Growth & Income                                   20.51%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484

HighMark Capital Growth                                    10.30%
Allocation Fund
Omnibus Position
PO Box 85484
San Diego, CA 92186-5484


NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
Isuzu Companies Retirement Plan                            11.05%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

Granite Def Comp-fbo Christoffersen                         7.37%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

Gilliland, Elsinore MaChris - Crat                          5.10%
c/o Union Bank of California
Attn: Kathleen Heilman

P. O. Box 85484
San Diego, CA 92186-5484

Sumitomo Corp of America Foundation                         5.11%
c/o Union Bank of California
Attn: Kathleen Heilman
P. O. Box 85484
San Diego, CA 92186-5484

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Charles Schwab & Co., Inc.                                 10.61%
FBO Exclusive Customers
101 Montgomery St.
San Francisco, CA 94104-4151

Harry & Edythe Silverglide                                 13.80%
Living Trust
c/o Mike Destro
16615 Lark Avenue, Suite 200
Los Gatos, CA 95032-7645

NFS LLC FEBO                                                5.28%
Kenneth E. Becker 1987 Rev Tr
3384 Shady Spring Ln
Mountain View, CA 94040-4581

           CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS B SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                                7.60%
Ingeborg Samsinger
1555 Lakeside Drive #71
Oakland, CA 94612-4544


         CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
First Clearing, LLC                                         7.49%
Tanaka Revocable Living Trust
5736 Likins Court
Martinez, CA 94553-5732

LPL Financial Services                                      6.20%
9785 Towne Center Drive
San Diego, CA 92121-1968

NFS LLC FEBO                                               18.68%
Rosenberg Family TR
Richard Rosenberg
28872 Michelle Dr
Agoura Hills, CA 91301-2131

First Clearing, LLC                                        17.21%
Elisabeth Y Snow Trust
2643 15th Ave
Carmel, CA 93923-9225

First Clearing, LLC                                        13.04%
Halterbeck Trust
11187 Vista Del Sol
Auburn, CA 95603-7330

NFS LLC FEBO                                                9.66%
FBO The Hensley Family Trust
John E Hensley
2563 Avocado St
Fullerton, CA 92835-4413

NFS LLC FEBO                                                9.18%
The Baily Family Trust
Richard D. Baily
6551 Polo Circle
Huntington Beach, CA 92648-1543

NFS LLC FEBO                                                8.92%
Gratsos-Glazer Trust
Xenia Gratsos
5001 Sanlo Pl
Woodland Hls, CA 91364-3529


          CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                             94.97%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484

San Diego, CA 92186-5484

            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
FBO The Herbert Family Trust                                8.72%
31415 Sierra Verde Road
Homeland, CA 92548-9223

Marion Tootle Trust                                         5.63%
6825 Kellyn Ln
Vista, CA 92084-1241

The Helen & Mark Robinson Trust                             8.72%
656 Hardell Lane
Vista, CA 92084-6623

NFS LLC FEBO                                                6.21%
Jami I Blair Separate Prprty Tr
2455 Beacon St
Fullerton, CA 92835-3101

Wedbush Morgan Securities                                   5.82%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457

Laurene Underhill Belt Living                               8.87%
7715 Lasaine Ave
Northridge, CA 91325-4517


            NATIONAL INTERMEDIATE TAX-FREE BOND FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Bear Stearns Securities Corp                              100.00%
1 Metrotech Center North
Brooklyn, NY 11201-3870

           NATIONAL INTERMEDIATE TAX-FREE BOND FUND - FIDUCIARY SHARES


NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Lane & Company                                            100.00%
c/o Union Bank of California
Attn: Kathleen Heilman
P.O. Box 85484
San Diego, CA 92186-5484

              100% U.S. TREASURY MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                            99.97%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

             100% U.S. TREASURY MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Union Bank of California                                  100.00%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
PARS/LA USD LAD Treas                                       6.17%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

ILWU-PMA Health & Welfare Plan                              7.25%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602




              100% U.S. TREASURY MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                           100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                            99.67%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

            CALIFORNIA TAX-FREE MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Union Bank of California                                   99.98%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
Wendy Jordan Trust TA/R                                     5.53%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

Shapiro 1995 Family Trust TA/R                              5.50%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

             CALIFORNIA TAX-FREE MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                           100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

                 DIVERSIFIED MONEY MARKET FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                            99.13%
For the Benefit of our Customers

Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598


                DIVERSIFIED MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Union Bank of California                                   99.83%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
SelectBenefit UBOC 401 (K) Plan                             5.80%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

                 DIVERSIFIED MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                           100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

         U.S. GOVERNMENT MONEY MARKET FUND - CLASS A SHARES


NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                            94.23%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS B SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                               17.68%

Rebecca Gold
1060 Lawnridge St SW
Albany, OR 97321-2045

NFS LLC FEBO                                               14.29%
June Bevis Jaramillo
13425 Rincon Rd
Apple Valley, CA 92308-6288



               U.S. GOVERNMENT MONEY MARKET FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
LPL Financial Services                                     82.01%
9785 Towne Centre Drive
San Diego, CA 92121-1968

Wedbush Morgan Securities                                  17.82%
1000 Wilshire Blvd
Los Angeles, CA 90017-2457


              U.S. GOVERNMENT MONEY MARKET FUND - FIDUCIARY SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Union Bank of California                                  100.00%
Lane & Co. Cash
Attn: Fund Accounting
P.O. Box 85602
San Diego, CA 92186-5602

NAME AND ADDRESS                             PERCENTAGE OF BENEFICIAL OWNERSHIP
----------------                             ----------------------------------
East Bay GO 2006F-T Project A/C                             5.89%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

CLO/617/ELIC Estate                                         7.59%
c/o Union Bank of California
Attn: Fund Accounting
P. O. Box 85602
San Diego, CA 92186-5602

               U.S. GOVERNMENT MONEY MARKET FUND - CLASS S SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
National Financial Services LLC                           100.00%
For the Benefit of our Customers
Attn: Earl Tyrel
One World Financial Centre
200 Liberty Street, 5th Fl.
New York, NY 10281-5598

                  INCOME PLUS ALLOCATION FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Pershing LLC                                               6.98%
P O Box 2052
Jersey City, NJ 07303-2052

NFS LLC FEBO                                               5.18%
Doric Lodge #140 FREE &
Accepted Masons of FL
4536 SW 30th Ave
Ft Lauderdale, FL 33312-5619


                  INCOME PLUS ALLOCATION FUND - CLASS C SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
NFS LLC FEBO                                                5.92%
Krous Family Trust
Greg T Krous
1208 W Fairview Ave
Spokane, WA 99205-3434

Pershing LLC                                               17.45%
P O Box 2052
Jersey City, NJ 07303-2052

Morgan Keegan & Company Inc                                 7.69%
50 North Front Street
Memphis, TN 38103-2126



                GROWTH & INCOME ALLOCATION FUND - CLASS A SHARES
NAME & ADDRESS                               PERCENTAGE OF OWNERSHIP OF RECORD
--------------                               ---------------------------------
Pershing LLC                                                6.42%
P O Box 2052

Jersey City, NJ 07303-2052




                 CAPITAL GROWTH ALLOCATION FUND - CLASS A SHARES

NAME AND ADDRESS                             PERCENTAGE OF OWNERSHIP OF RECORD
----------------                             ---------------------------------
Wells Fargo Investments LLC                                 6.25%
625 Marquette Ave S 13th Floor
Minneapolis MN 55402-2308

                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)



Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
                         - Leading market positions in well-established
                           industries.

                         - High rates of return on funds employed.
                         - Conservative capitalization structure with moderate
                           reliance on debt and ample asset protection.
                         - Broad margins in earnings coverage of fixed financial
                           charges and high internal cash generation.
                         - Well-established access to a range of financial
                           markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1             This designation denotes superior credit quality.
                         Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2             This designation denotes strong credit quality. Margins
                         of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

     The proxy voting policies and procedures of HighMark Capital Management and each of the Sub-Advisers are summarized below.

HIGHMARK CAPITAL MANAGEMENT

         It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.

         For all Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices

         For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices

         For proxies to be voted by HCM, HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

         In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

ARONSON+JOHNSON+ORTIZ
(SUB-ADVISER TO THE LARGE CAP VALUE FUND)

         Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients, including the Large Cap Value Fund, pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts, AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

         Each client account is voted by the firm's Proxy Manager, and AJO's proxy voting is overseen by the firm's Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with its fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

         AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Its quantitative model does not include subjective analysis of companies and their officers and directors. For detailed analyses of proxy issues, AJO relies primarily on one or more independent third party proxy voting services, and it will generally vote proxies in accordance with the recommendations it receives from these services. AJO has procedures in place to ensure the advice it receives is impartial and in the best interest of its clients. AJO votes each proxy individually and on rare occasions will not follow the third party recommendation. AJO will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. AJO relies solely on the third party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

         In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

         CONFLICTS OF INTEREST. Actual and potential conflicts of interest, including conflicts of interest of a third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, AJO will vote the proxy in accordance with the third party recommendation, unless the client directs otherwise or, in the case of an ERISA client, revokes AJO's proxy voting authority in writing. In the case where AJO and its primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of AJO's secondary proxy service.

         RECORD-KEEPING. AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

         VOTE DISCLOSURE. Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf on request. AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

BAILARD, INC.
(SUB-ADVISER TO THE COGNITIVE VALUE FUND, THE ENHANCED GROWTH FUND AND THE INTERNATIONAL OPPORTUNITIES FUND)

         Bailard, Inc. has adopted policies and procedures that are reasonably designed to ensure that securities held by certain of its clients, including the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, are voted in the best interests of these clients. In seeking to avoid material conflicts of interest, the Bailard, Inc. has engaged Glass Lewis & Co. ("Glass Lewis"), a third-party service provider, to vote the Cognitive Value Fund's, the Enhanced Growth Fund's, the International Opportunities Fund's and certain of its other clients' proxies in accordance with Glass Lewis's standard U.S. and international proxy voting guidelines (the "Guidelines").

         These Guidelines generally:

         1. Seek to support Boards of Directors that serve the interests of shareholders by voting for Boards that possess independence, a record of positive performance and members with a breadth and depth of experience;

         2. Seek transparency and integrity in financial reporting by voting for management's recommendations for auditor unless the independence of a returning auditor or the integrity of the audit has been compromised;

         3. Seek to incentivize employees and executives to engage in conduct that will improve the performance of their companies by voting for non-abusive compensation plans (including equity based compensation plans, performance based executive compensation plans and director compensation plans);

         4. Seek to protect shareholders' rights by voting for changes in corporate governance structure only if they are consistent with the shareholders' interests;

         5. Vote against shareholder proposals affecting the day-to-day management of a company or policy decisions related to political, social or environmental issues.

         Bailard, Inc. reserves the right to vote a proxy in the event that a conflict of interest arises such that Glass Lewis' recommendations under the Guidelines with respect to a particular issuer's proxy are no longer impartial. Should a circumstance arise where Bailard, Inc. would have to vote a proxy that poses a material conflict of interest for Bailard, Inc., Bailard, Inc. would not vote the proxy because it believes the cost of voting would be larger than any benefit to its clients.

         Proxies will not be voted when the shareholder would be blocked from trading while the vote is pending (in certain foreign countries), when Bailard, Inc. determines that the cost of voting outweighs the benefit, when proxies are received too late to be properly processed and when proxies have not been translated into English. In the case of certain investment company shares held by the Cognitive Value Fund, the Enhanced Growth Fund and the International Opportunities Fund, proxies may be voted in the same proportion as the other holders of those investment companies.

LSV ASSET MANAGEMENT
(SUB-ADVISER TO THE SMALL CAP VALUE FUND)

         LSV's standard investment management agreement expressly authorizes LSV to vote proxies on behalf of a client's account, including the account of the Small Cap Value Fund. Therefore, unless the client expressly reserves proxy voting responsibility, it is LSV's responsibility to vote proxies relating to securities held for the client's account.

         ERISA ACCOUNTS. Unless proxy voting responsibility has been expressly reserved, LSV, as the investment adviser for the account, must vote all proxies relating to securities held for the plan's account. If LSV is responsible for voting, LSV shall make appropriate arrangements with each account custodian to have proxies forwarded, on a timely basis to the appropriate person, and shall endeavor to correct delays or other problems relating to timely delivery of proxies and proxy materials.

         Fiduciary obligations of prudence and loyalty require an investment adviser with proxy voting responsibility to vote proxies on issues that affect the value of the client's investment. Proxy voting decisions must be made solely in the best interests of the client's account. In voting proxies, LSV is required to consider those factors that may affect the value of the client's investment and may not subordinate the interests of the client to unrelated objectives.

         LSV has adopted proxy voting guidelines that provide direction in determining how various types of proxy issues are to be voted. LSV will engage an expert independent third party to design guidelines for client accounts that are updated for current corporate governance issues, helping to ensure that clients' best interests are served by voting decisions. Clients are sent a copy of their respective guidelines on an annual basis.

         LSV's purely quantitative investment process does not provide output or analysis that would be functional in analyzing proxy issues. LSV therefore will retain an independent, expert third party, currently Institutional Shareholder Services (ISS). ISS will implement LSV's proxy voting process, cast all votes on LSV's behalf in accordance with LSV's proxy voting guidelines (unless otherwise instructed by LSV), provide assistance in developing guidelines and provide analysis of proxy issues on a case-by-case basis. LSV is responsible for monitoring ISS to ensure that proxies are adequately voted. LSV will vote issues contrary to, or issues not covered by, the guidelines only when LSV believes it is in the best interest of the client. Direction from a client on a particular proxy vote will take precedence over the guidelines. LSV's use of ISS is not a delegation of LSV's fiduciary obligation to vote proxies for clients.

         Should a material conflict arise between LSV's interest and that of its clients (e.g., a client bringing a shareholder action has solicited LSV's support; LSV manages a pension plan for a company whose management is soliciting proxies; or an LSV employee has a relative involved in management at an investee company), LSV will vote the proxies in accordance with the recommendation of the independent third party proxy voting service. A written record will be maintained describing the conflict of interest, and an explanation of how the vote taken was in the client's best interest.

         LSV may refrain from voting a proxy if the cost of voting the proxy exceeds the expected benefit to the client, for example in the case of voting a foreign security when the proxy must be translated into English or the vote must be cast in person.

         Clients may receive a copy of LSV's voting record for their account by request. LSV will additionally provide any mutual fund for which LSV acts as adviser or sub-adviser, a copy of LSV's voting record for the fund so that the fund may fulfill its obligation to report proxy votes to fund shareholders.

         RECORDKEEPING. In accordance with the recordkeeping rules, LSV will retain:

         (i)      Copies of its proxy voting policies and procedures.

         (ii) A copy of each proxy statement received regarding client securities (maintained by the proxy voting service and/or available on EDGAR).

         (iii) A record of each vote cast on behalf of a client (maintained by the proxy voting service).

         (iv) A copy of any document created that was material to the voting decision or that memorializes the basis for that decision (maintained by the proxy voting service).

         (v) A copy of clients' written requests for proxy voting information and a copy of LSV's written response to a client's request for proxy voting information for the client's account.

         (vi) LSV will ensure that it may obtain access to the proxy voting service's records promptly upon LSV's request.

         LSV will maintain required materials in an easily accessible place for not less than five years from the end of the fiscal year during which the last entry took place, the first two years in LSV's principal office.

TRUSCO CAPITAL MANAGEMENT, INC.
(SUB-ADVISER TO THE SMALL CAP GROWTH FUND)

         PROXY COMMITTEE AND INDEPENDENT PROXY VOTING SERVICE. Trusco Capital Management, Inc. ("Trusco") has a Proxy Committee ("Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary client accounts and mutual funds. The Committee will annually (or more often if needed) review, reaffirm and amend guidelines, strategies and proxy policies for all domestic and international clients, funds and product lines.

         Trusco, after an extensive review of established service providers including size, experience and technical capabilities, has contracted with Institutional Shareholder Services ("ISS") as its agent to provide administrative, clerical, functional and recordkeeping services and support related to the firm's proxy voting processes/procedures, which include, but are not limited to:

         (1) Collection and coordination of proxy material from each custodian for each Trusco client's accounts, including Trusco's mutual fund clients.

         (2) Facilitating the mechanical act of proxy voting, reconciliation, and disclosure for each Trusco client's accounts, including Trusco's mutual fund clients, in accordance with Trusco's proxy policies and the Committee's direction.

         (3) Required record keeping and voting record retention of all Trusco proxy voting on behalf Trusco's clients, including Trusco's mutual fund clients.

         As reflected in specific Trusco proxy policies, the Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions. The Committee will, at all times, retain the ability to consider client specific preferences and/or develop and apply criteria unique to its client base and product lines, where appropriate. This information will, as needed, be communicated to ISS as agent to ensure that the relative shares proxies will be voted accordingly. The Committee has reviewed ISS capabilities as agent for the administerial services above and is confident in its abilities to effectively provide these services. The Committee will monitor such capability on an ongoing basis.

         APPROACH TO PROXY ISSUES. In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Trusco discretionary investment management clients and Trusco managed mutual funds. As indicated above, the Committee utilizes the services of an independent third party agent, ISS, to assist with facilitating the administrative, clerical, functional and recordkeeping duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Trusco maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. domestic proxy policy as all ERISA specific guidelines and requirements are incorporated in this policy. Trusco provides and maintains the following standard proxy voting policies:

              o Trusco U.S. Domestic Proxy Policy (includes ERISA related accounts)

              o   Trusco Taft Hartley Proxy Policy

              o   Trusco Global/International Proxy Policy

         Brief summaries and extended summaries are available for the Trusco Taft Hartley Proxy Policy and the Trusco Global/International Proxy Policy. The Committee will obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits.

         Although this typically means that some proxy issues are voted on a case-by-case basis, the Committee utilizes the firm's pre-determined proxy voting policies and guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are considered include: an in-depth look at each company's organizational structure; executive and operating management styles, board of directors structure, corporate culture and governance processes, implicit and explicit social and economic product benefits, and the impact or economic implications of the available alternatives.


         CONFLICTS OF INTEREST. Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc., and its affiliates, occasions may from time to time arise in which the Committee believes that a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material. Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:

         (1) Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc. or its affiliates, may have a similar on-going non-investment management associated relationship.

         (2) An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc. or any of its affiliates.

         (3) An issuer having substantial and numerous banking, investment or other financial relationships with Trusco, SunTrust Banks, Inc. or its affiliates.

         (4) A director or senior officer of Trusco or SunTrust Banks, Inc. serving on the board of a publicly held company.

         (5) A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or its affiliates.

         Although Trusco utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:

         (1)      Retain an independent fiduciary to vote the shares.

         (2) Send the proxy material to the client (in the case of mutual funds, the funds' shareholders) so he or she may vote the proxies.

         Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

         SECURITIES LENDING PROGRAM. Trusco also manages assets for several clients (including mutual funds) who engage in "security lending" programs. A typical security lending program is where the clients or funds lend equities and/or fixed-income assets from their accounts or portfolio to various approved-broker-dealers against cash collateral (102% of loan value) and earn incremental income by extracting intrinsic value from each loan and generating investment income through reinvestment activities involving cash collateral. Consistent with SEC guidelines, the Committee will generally refrain from voting securities loaned out under this type of lending arrangement when the costs and lost revenue to the client or fund combined with the administrative effects of recalling the securities outweigh the benefit of voting the proxy. In addition, the Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material by the Committee, Trusco will initiate a total recall of the shares on loan to vote accordingly.


WADDELL AND REED INVESTMENT MANAGEMENT COMPANY
(SUB-ADVISER TO THE LARGE CAP GROWTH FUND)

WRIMCO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and WRIMCO's corresponding positions.

BOARD OF DIRECTORS ISSUES:
WRIMCO generally supports proposals requiring that a majority of the Board consist of outside, or independent, directors.

WRIMCO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

WRIMCO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. WRIMCO will support such protection so long as it does not exceed reasonable standards.

WRIMCO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

CORPORATE GOVERNANCE ISSUES:
WRIMCO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

WRIMCO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

WRIMCO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

WRIMCO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

WRIMCO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as "Purchase Rights Plan"). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.


EXECUTIVE/EMPLOYEE ISSUES:
WRIMCO will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

POLITICAL ACTIVITY:
WRIMCO will generally vote against proposals relating to corporate political activity or contributions, or to require the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

CONFLICTS OF INTEREST BETWEEN WRIMCO AND THE FUNDS:
WRIMCO will use the following three-step process to address conflicts of interest: (1) WRIMCO will attempt to identify any potential conflicts of interest; (2) WRIMCO will then determine if the conflict as identified is material; and (3) WRIMCO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) IDENTIFYING CONFLICTS OF INTEREST: WRIMCO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the fund's shareholders on a proxy voting matter. WRIMCO will review any potential conflicts that involve the following four general categories to determine if there is a conflict and if so, if the conflict is material:

     o BUSINESS RELATIONSHIPS - WRIMCO will review any situation for a material conflict where WRIMCO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it is determined that WRIMCO (or an affiliate) otherwise has a similar significant relationship with a third party such that the third party might have an incentive to encourage WRIMCO to vote in favor of management.

     o PERSONAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

     o FAMILIAL RELATIONSHIPS - WRIMCO will review any situation where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists.

WRIMCO will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2) "MATERIAL CONFLICTS": WRIMCO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, WRIMCO will attempt to detect those relationships deemed material based on the reasonable likelihood that they would be viewed as important by the average shareholder.

(3) PROCEDURES TO ADDRESS MATERIAL CONFLICTS: WRIMCO will use the following techniques to vote proxies that have been determined to present a "Material Conflict."

     o USE A PROXY VOTING SERVICE FOR SPECIFIC PROPOSALS - As a primary means of voting material conflicts, WRIMCO will vote in accordance with the recommendation of an independent proxy voting service (Institutional
         Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

     o CLIENT DIRECTED - If the Material Conflict arises from WRIMCO's management of a third party account and the client provides voting instructions on a particular vote, WRIMCO will vote according to the directions provided by the client.

     o USE A PREDETERMINED VOTING POLICY - If no directives are provided by either ISS or the client, WRIMCO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and WRIMCO chooses to use a predetermined voting policy, WRIMCO will not be permitted to vary from the established voting policies established herein.

     o SEEK BOARD GUIDANCE - If the Material Conflict does not fall within one of the situations referenced above, WRIMCO may seek guidance from its proprietary Funds' Board of Directors on matters involving a conflict. Under this method, WRIMCO will disclose the nature of the conflict to the Fund Board and obtain the Board's consent or direction to vote the proxies. WRIMCO may use the Board guidance to vote proxies for its non-mutual fund clients.

                              FINANCIAL STATEMENTS

         The audited Financial Statements for HighMark Funds for the fiscal year ended July 31, 2006 and the Independent Registered Public Accounting Firm's Report thereon, included in the Annual Report of HighMark Funds, dated as of such date, which have been sent to shareholders of each Fund pursuant to the 1940 Act and filed with the SEC electronically on Form N-CSR on October 10, 2006 (File No. 811-05059; Accession No. 0000935069-06-002827), are incorporated herein by reference. A copy of each such report may be obtained without charge by contacting the Distributor, SEI Investments Distribution Co. at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456 or by telephoning toll-free at 1-800-433-6884.

                                 HIGHMARK FUNDS

                            SMALL CAP ADVANTAGE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 6, 2006

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of HighMark Small Cap Advantage Fund (Retail Shares) and the Prospectus of HighMark Small Cap Advantage Fund (Fiduciary Shares), each dated November 6, 2006 (collectively, the "Prospectuses") and any of their supplements. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing HighMark Funds' distributor, SEI Investments Distribution Co. (the "Distributor"), at 1 Freedom Valley Drive, Oaks, Pennsylvania, 19456, or by telephoning toll free 1-800-433-6884. Capitalized terms used but not defined in this Statement of Additional Information have the same meanings as set forth in the Prospectuses.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

HIGHMARK FUNDS.................................................................1
   Additional Information On Portfolio Instruments.............................2
   Equity Securities...........................................................2
   Debt Securities.............................................................2
   Convertible Securities......................................................2
   Bank Instruments............................................................3
   Commercial Paper and Variable Amount Master Demand Notes....................4
   Lending of Portfolio Securities.............................................4
   Repurchase Agreements.......................................................4
   Reverse Repurchase Agreements...............................................5
   U.s. Government Obligations.................................................5
   Adjustable Rate Notes.......................................................6
   Shares of Mutual Funds......................................................6
   When Issued Securities and Forward Commitments..............................7
   Zero-coupon Securities......................................................8
   Options (Puts and Calls) On Securities......................................8
   Covered Call Writing........................................................8
   Purchasing Call Options.....................................................9
   Purchasing Put Options.....................................................10
   Options in Stock Indices...................................................10
   Risk Factors in Options Transactions.......................................11
   Futures Contracts and Related Options......................................12
   Options On Securities' Futures Contracts...................................14
   Risk of Transactions in Securities' Futures Contracts and Related Options..14
   Index Futures Contracts....................................................15
   Options On Index Futures Contracts.........................................16
   General Characteristics of Currency Futures Contracts......................16
   Foreign Investment.........................................................17
   Foreign Currency Transactions..............................................17
   Transaction Hedging........................................................17
   Position Hedging...........................................................18
   Currency Forward Contracts.................................................19
   Index-based Investments....................................................20
   Small Cap/special Equity Situation Securities..............................20
   High Yield Securities......................................................21
   Money Market Instruments...................................................21
   Treasury Receipts..........................................................22
   Illiquid Securities........................................................22
   Restricted Securities......................................................23
INVESTMENT RESTRICTIONS.......................................................23
   1940 Act Restrictions......................................................24
   Voting Information.........................................................26
PORTFOLIO TURNOVER............................................................26
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................26

VALUATION.....................................................................27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................30
   Purchases Through Financial Institutions...................................30
   Sales Charges..............................................................31
   Sales Charge Reductions and Waivers........................................32
   Additional Federal Tax Information.........................................33
MANAGEMENT OF HIGHMARK FUNDS..................................................41
   Trustees and Officers......................................................41
   Codes of Ethics............................................................48
   Investment Adviser.........................................................48
   Portfolio Managers.........................................................47
   Portfolio Transactions.....................................................52
   Administrator and Sub-administrator........................................54
   Glass-steagall Act.........................................................56
   Shareholder Services Plans.................................................57
   Expenses...................................................................58
   Distributor................................................................58
   Transfer Agent and Custodian Services......................................60
   Independent Registered Public Accounting Firm..............................61
   Legal Counsel..............................................................61
ADDITIONAL INFORMATION........................................................61
   Proxy Voting Policies and Procedures.......................................61
   Description of Shares......................................................61
   Shareholder and Trustee Liability..........................................63
   Share Ownership............................................................64
   Miscellaneous..............................................................64
APPENDIX A....................................................................66
APPENDIX B....................................................................71

                       STATEMENT OF ADDITIONAL INFORMATION

                                 HIGHMARK FUNDS

                        HIGHMARK SMALL CAP ADVANTAGE FUND

         HighMark Funds is an open-end management investment company. HighMark Funds was organized as a Massachusetts business trust on March 10, 1987 and presently consists of twenty three series of units of beneficial interest ("Shares"). This Statement of Additional Information pertains to one of the diversified series of HighMark Funds, the HighMark Small Cap Advantage Fund (the "Fund").

         As described in the Prospectuses, the Fund has been divided into three classes of Shares, designated Class A Shares, Class C Shares and Fiduciary Shares for purposes of HighMark Funds' Distribution Plans and Shareholder Services Plans. The Distribution Plans apply only to the Fund's Class A and Class C Shares. Holders of Shares of the Fund are sometimes referred to in this Statement of Additional Information collectively as "shareholders".

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus for such Shares.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

         The following investment strategies supplement the investment objective and policies of the Fund as set forth in the Prospectuses.

         1. EQUITY SECURITIES. Equity Securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent the Fund invests in equity securities, the Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations. Changes in interest rates may also affect the value of equity securities in market sectors that are considered interest rate sensitive, such as the finance sector.

         2. DEBT SECURITIES. The Fund may invest in debt securities within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") and comparable unrated securities. Securities rated BBB by S&P or Baa by Moody's are considered investment grade, but are deemed by these rating services to have some speculative characteristics, and adverse economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. Should subsequent events cause the rating of a debt security purchased by the Fund to fall below the fourth highest rating category, HighMark Capital Management, Inc. (the "Adviser") will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

         Depending upon prevailing market conditions, the Fund may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions, the Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.

         From time to time, the equity and debt markets may fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, a fund with a balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

         3. CONVERTIBLE SECURITIES. Consistent with its objective, policies and restrictions, the Fund may invest in convertible securities. Convertible securities include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities.

Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Convertible Bonds are bonds convertible into a set number of shares of another form of security (usually common stock) at a prestated price. Convertible bonds have characteristics similar to both fixed-income and equity securities. Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Convertible preferred stock is preferred stock exchangeable for a given number of common stock shares, and has characteristics similar to both fixed-income and equity securities.

         Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates.

         Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

         The Fund will not purchase any convertible debt security or convertible preferred stock unless it has been rated as investment grade at the time of acquisition by an NRSRO or is not rated but is determined to be of comparable quality by the Adviser.

         4. BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, the Fund may invest in bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution's most recently published financial statements).

         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

         5. COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in commercial paper (including Section 4(2) commercial paper) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         6. LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from the Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive at least 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by the lending agent, with oversight by the Adviser, and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. The Fund may lend portfolio securities in an amount representing up to 33 1/3% of the value of the Fund's total assets.

         7. REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund will deal with financial institutions such as member banks of the Federal Deposit Insurance Corporation having, at the time of investment, total assets of $100 million or more and with registered broker-dealers that the Adviser deems creditworthy under guidelines approved by HighMark Funds' Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than 100% of the repurchase price (including accrued interest) and the Custodian, with oversight by the Adviser, will monitor the collateral's value daily and initiate calls to request that collateral be restored to appropriate levels. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, HighMark Funds' Board of Trustees believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by HighMark Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

         8. REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective, fundamental investment restrictions and non-fundamental policies. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         9. U.S. GOVERNMENT OBLIGATIONS. The Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         U.S. Government Securities generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

         10. ADJUSTABLE RATE NOTES. Consistent with its investment objective, policies, and restrictions, the Fund may invest in "adjustable rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost; the degree to which a variable rate note's market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will be subject to the Fund's non-fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding 397 days and upon not more than thirty days' notice.

         11. SHARES OF MUTUAL FUNDS. The Fund may invest in the securities of other investment companies (including exchange traded funds) to the extent permitted by the 1940 Act or pursuant to an exemption therefrom. Currently, the 1940 Act permits the Fund to invest up to 5% of its total assets in the shares of any one investment company, but it may not own more than 3% of the securities of any one registered investment company or invest more than 10% of its assets in the securities of other investment companies. In accordance with an exemptive order issued to HighMark Funds by the Securities and Exchange Commission (the "SEC"), such other registered investment companies securities may include shares of a money market fund of HighMark Funds, and may include registered investment companies for which the Adviser, or an affiliate of such Adviser, serves as investment adviser, administrator or distributor or provides other services. Because other investment companies employ an investment adviser, such investment by the Fund may cause shareholders of the Fund to bear duplicative fees. The Adviser will waive its advisory fees attributable to the assets of the investing Fund invested in a money market fund of HighMark Funds. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.

         Investments in certain exchange traded funds ("ETFs") are not subject to certain provisions of the 1940 Act described above. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts ("UITs"). ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

         12. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments or purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. The Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Therefore, the purchase of securities on a "when-issued" basis may increase the risk of fluctuations in the Fund's net asset value.

         When the Fund agrees to purchase securities on a "when-issued" basis or enter into forward commitments, HighMark Funds' custodian will be instructed to set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. The Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment.

         The Fund expects that commitments to enter into forward commitments or purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event the Fund exceeded this 25% threshold, the Fund's liquidity and the Adviser's ability to manage it might be adversely affected. In addition, the Fund does not intend to purchase "when-issued" securities or enter into forward commitments for speculative or leveraging purposes but only in furtherance of the Fund's investment objective.

         13. ZERO-COUPON SECURITIES. Consistent with its objectives, the Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.

         14. OPTIONS (PUTS AND CALLS) ON SECURITIES. The Fund may buy options (puts and calls), and write call options on a covered basis. Under a call option, the purchaser of the option has the right to purchase, and the writer (the Fund) the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security at the exercise price during the option period.

         There are risks associated with such investments, including the following: (1) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of securities held by the Fund and the price of options; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

         15. COVERED CALL WRITING. The Fund may write covered call options from time to time on such portion of its assets, without limit, as the Adviser determines is appropriate in seeking to obtain its investment objective. The Fund will not engage in option writing strategies for speculative purposes. A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the value of the security rises, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, which requires the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction is one in which the Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period or will own the right to acquire the underlying security at a price equal to or below the option's strike price. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         16. PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option. The Fund may sell, exercise or close out positions as the Adviser deems appropriate.

         17. PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

         18. OPTIONS IN STOCK INDICES. The Fund may engage in options on stock indices. A stock index assigns relative values to the common stock included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return of the premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange and London Stock Exchange.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's portfolio securities. Since the Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         The Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of the Fund's total assets.

         19. RISK FACTORS IN OPTIONS TRANSACTIONS. The successful use of options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

         When it purchases an option, the Fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying securities, since the Fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

         The effective use of options also depends on the Fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the Fund will take an option position only if the Adviser believes there is liquid secondary market for the option, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

         If a secondary trading market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events such as volume in excess of trading or clearing capability, were to interrupt normal market operations. A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the Fund's ability to realize its profits or limit its losses.

         Disruptions in the markets for securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets, such as the London Options Clearing House, may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the Fund has expired, the Fund could lose the entire value of its option.

         20. FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges, or over the counter as long as the underlying security or the securities represented by the future or index are permitted investments of the Fund. Futures and options can be combined with each other in order to adjust the risk and return parameters of the Fund. The Fund may enter into futures contracts, typically related to capital market indices or specific financial securities.

         A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. Purchasing a futures contract creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. In certain cases, financial futures are settled in cash and therefore do not settle in delivery of the actual underlying commodity. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on the commodity exchange or boards of trade, known as "contract markets," approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures traded on non-U.S. exchanges are governed by similar local agencies and approved for use by the CFTC for U.S. investors.

         Although futures contracts call for actual delivery or acceptance of a commodity or security, financial contracts are usually settled in cash or closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

         Settlement of a futures contract does not require exchange of funds based on a price paid or received upon purchase or sale, although the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities or other acceptable securities as specified by the specific futures contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the Fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

         Subsequent payments, called "variation margin," are made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Gains and losses on futures contracts are therefore recognized on a daily basis.

         The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate an exposure or hedge position held by the Fund. Such closing transactions involve additional commission costs.

         In addition, to the extent consistent with its investment objectives and policies, the Fund may invest in currency futures contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Futures contracts are designed by and traded on exchanges. The Fund would enter into futures contracts solely for hedging or other appropriate risk management purposes as defined in the controlling regulations.

         At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin, as described below.

         The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy.

         When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

         21. OPTIONS ON SECURITIES' FUTURES CONTRACTS. The Fund will enter into written options on securities' futures contracts only when in compliance with the SEC's requirements, cash or equivalents equal in value to the securities' value (less any applicable margin deposits) have been deposited in a segregated account of the Fund's custodian. The Fund may purchase and write call and put options on the futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

         As with options on securities, the holder or writer of an option may terminate his or her position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

         The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

         Aggregate initial margin deposits for futures contracts (including futures contracts on securities, indices and currency) and premiums paid for related options may not exceed 5% of the Fund's total assets.

         22. RISK OF TRANSACTIONS IN SECURITIES' FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of securities' futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

         There is no assurance that higher than anticipated trading activity or other unforeseen events will not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

         To reduce or eliminate a hedge position held by the Fund, the Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         23. INDEX FUTURES CONTRACTS. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective, and may purchase and sell options on such index futures contracts. The Fund will not enter into any index futures contract for the purpose of speculation, and will only enter into contracts traded on securities exchanges with standardized maturity dates.

         An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contracts and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract. No price is paid upon entering into index futures contracts. When the Fund purchases or sells an index futures contract, it is required to make an initial margin deposit in the name of the futures broker and to make variation margin deposits as the value of the contract fluctuates, similar to the deposits made with respect to futures contracts on securities. Positions in index futures contracts may be closed only on an exchange or board of trade providing a secondary market for such index futures contracts. The value of the contract usually will vary in direct proportion to the total face value.

         The Fund's ability to effectively utilize index futures contracts depends on several factors. First, it is possible that there will not be a perfect price correlation between the index futures contracts and their underlying index. Second, it is possible that a lack of liquidity for index futures contracts could exist in the secondary market, resulting in the Fund's inability to close a futures position prior to its maturity date. Third, the purchase of an index futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. In order to avoid leveraging and related risks, when the Fund purchases an index futures contract, it will collateralize its position by depositing an amount of cash or cash equivalents, equal to the market value of the index futures positions held, less margin deposits, in a segregated account with the Fund's custodian. Collateral equal to the current market value of the index futures position will be maintained only on a daily basis.

         The extent to which the Fund may enter into transactions involving index futures contracts may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and the Fund's intention to qualify as such.

         24. OPTIONS ON INDEX FUTURES CONTRACTS. Options on index futures contracts are similar to options on securities except that options on index futures contracts gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium.

         25. GENERAL CHARACTERISTICS OF CURRENCY FUTURES CONTRACTS. When the Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills up to 5% of the amount of the futures contract. This amount is known as "initial margin." The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.

         Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligation.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin," and are made as the value of the underlying futures contract fluctuates. For example, when the Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund's position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

         When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

         26. FOREIGN INVESTMENT. The Fund may invest in obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper, foreign securities and Europaper. In addition, the Fund may invest in American Depositary Receipts. The Fund may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Any investments in these securities will be in accordance with the Fund's investment objective and policies, and are subject to special risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. To the extent that the Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         27. FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with its investment objectives and strategies, the Fund may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. The Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging"), and to protect the value of specific portfolio positions ("position hedging"). The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency, and may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase or sell foreign currency futures contracts ("futures contracts"). The Fund may also purchase domestic and foreign exchange-listed and over-the-counter call and put options on foreign currencies and futures contracts. Hedging transactions involve costs and may result in losses, and the Fund's ability to engage in hedging and related options transactions may be limited by tax considerations.

         28. TRANSACTION HEDGING. When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund, generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         For transaction hedging purposes the Fund may also purchase exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option.

         29. POSITION HEDGING. When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the Adviser expects to purchase, when the Fund holds cash or short-term investments). In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or expects to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         At the discretion of the Adviser, the Fund may employ the currency hedging strategy known as "cross-hedging" by using forward currency contracts, currency options or a combination of both. When engaging in cross-hedging, the Fund seeks to protect against a decline in the value of a foreign currency in which certain of its portfolio securities are denominated by selling that currency forward into a different currency for the purpose of diversifying the Fund's total currency exposure or gaining exposure to a foreign currency that is expected to outperform.

         30. CURRENCY FORWARD CONTRACTS. To the extent consistent with its investment objectives and policies, the Fund may invest in currency forward contracts. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward contracts are trades in the interbank markets conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         Forward contracts differ from futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

         The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between particular currencies or between foreign currencies in which the Fund's securities are or may be denominated. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into the Fund's investment strategy. However, the Adviser believes that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interests of the Fund will be served.

         When the Adviser believes that the currency of a particular country may suffer a significant decline against another currency, the Fund may enter into a currency contract to sell, for the appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The Fund may realize a gain or loss from currency transactions.

         31. INDEX-BASED INVESTMENTS. Index-Based Investments, such as Standard & Poor's Depository Receipts ("SPDRs"), NASDAQ-100 Index Tracking Stock ("NASDAQ 100s") and Dow Jones DIAMONDS ("Diamonds"), are interests in a UIT that may be obtained from the UIT or purchased in the secondary market. SPDRs, NASDAQ 100s and DIAMONDS are listed on the American Stock Exchange.

         A UIT will generally issue Index-Based Investments in aggregations of 50,000 known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the applicable index (the "Index"),
(b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

         Index-Based Investments are not individually redeemable, except upon termination of the UIT. To redeem, the portfolio must accumulate enough Index-Based Investments to reconstitute a Creation Unit (large aggregations of a particular Index-Based Investment). The liquidity of small holdings of Index-Based Investments, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The price of Index-Based Investments is derived and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of Index-Based Investments is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for Index-Based Investments is based on a basket of stocks. Disruptions in the markets for the securities underlying Index-Based Investments purchased or sold by the Portfolio could result in losses on Index-Based Investments. Trading in Index-Based Investments involves risks similar to those risks, described above under "Options," involved in the writing of options on securities.

         32. SMALL CAP/SPECIAL EQUITY SITUATION SECURITIES. The Fund may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the Russell 2000 Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a "special equity situation" may involve a significant change from a company's past experiences, the uncertainties in the appraisal of the future value of the company's equity securities and the risk of a possible decline in the value of the Fund's investments are significant.

         33. HIGH YIELD SECURITIES. To the extent consistent with its investment objectives and policies, the Fund may invest in lower rated securities. Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

         Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, HighMark Funds may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls an obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

         The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the interest of its shareholders.

         34. MONEY MARKET INSTRUMENTS. The Fund, subject to its own investment limitations, may invest in money market instruments which are short-term, debt instruments or deposits and may include, for example, (i) commercial paper rated within the highest rating category by a NRSRO at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (ii) obligations (certificates of deposit, time deposits, bank master notes, and bankers' acceptances) of thrift institutions, savings and loans, U.S. commercial banks (including foreign branches of such banks), and U.S. and foreign branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; (iii) short-term corporate obligations rated within the three highest rating categories by a NRSRO (e.g., at least A by S&P or A by Moody's) at the time of investment, or, if not rated, determined by the Adviser to be of comparable quality; (iv) general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (e.g., obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); (v) receipts, including TRs, TIGRs and CATS (as defined below); (vi) repurchase agreements involving such obligations; (vii) money market funds and (viii) foreign commercial paper. Certain of the obligations in which the Fund may invest may be variable or floating rate instruments, may involve conditional or unconditional demand features and may include variable amount master demand notes.

         35. TREASURY RECEIPTS. Consistent with its investment objective, policies and restrictions, the Fund may invest in Treasury receipts. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of such receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TR's"), "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). TR's, TIGR's and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accrued over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying securities.

         Appendix A to this Statement of Additional Information identifies each NRSRO that may be utilized by the Adviser with regard to portfolio investments for the Fund and provides a description of relevant ratings assigned by each such NRSRO. A rating by a NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

         36. ILLIQUID SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% of their total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Pursuant to this policy, the Fund may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of HighMark Funds and only if the investment would be permitted under applicable state securities laws.

         37. RESTRICTED SECURITIES. The Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) permitting the Fund to invest in restricted securities provided the Fund complies with the illiquid securities policy described above. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 and may be either liquid or illiquid. The Adviser will determine the liquidity of restricted securities in accordance with guidelines established by HighMark Funds' Board of Trustees. Restricted securities purchased by the Fund may include Rule 144A securities and commercial paper issued in reliance upon the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (whether or not such paper is a Rule 144A security).

                             INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to the Fund only by a vote of a majority of the outstanding Shares of the Fund (as defined below). Except with respect to the Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

THE SMALL CAP ADVANTAGE FUND:

         1. May purchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

         2. May not concentrate investments in a particular industry or group of industries, as concentration is defined or interpreted under the Investment Company Act of 1940, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         3. May issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         4. May lend or borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         5. May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         6. May underwrite securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such Act, rules or regulations.

         The fundamental investment restrictions of the Fund have been adopted to avoid wherever possible the necessity of shareholder meetings unless otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, the Fund also has adopted non-fundamental investment restrictions, set forth below, which in some instances may be more restrictive than their fundamental investment restrictions. Any changes in the Fund's non-fundamental investment restrictions will be communicated to the Fund's shareholders prior to effectiveness.

         1940 ACT RESTRICTIONS. Under the 1940 Act, and the rules, regulations and interpretations thereunder, a "diversified company," as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or its instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or more than 10% of the issuer's voting securities would be held by the fund. "Concentration" is generally interpreted under the 1940 Act to be investing more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

         The 1940 Act also limits the amount that the Fund may invest in other investment companies prohibiting the Fund from: (i) owning more than 3% of the total outstanding voting stock of a single other investment company; (ii) investing more than 5% of its total assets in the securities of a single other investment company; and (iii) investing more than 10% of its total assets in securities of all other investment companies, except in certain specific instances set forth in the 1940 Act, or certain instances where the other investment companies have obtained an exemption from the applicable provisions of the 1940 Act (e.g. ETFs).

         Additionally, the 1940 Act limits the Fund's ability to borrow money, prohibiting the Fund from issuing senior securities, except the Fund may borrow from any bank, provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by the Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NON-FUNDAMENTAL POLICIES. THE SMALL CAP ADVANTAGE FUND MAY NOT:

                  1. Purchase or sell real estate, real estate limited partnership interests, and commodities or commodities contracts (except that the Fund may invest in futures contracts and options on futures contracts, as disclosed in the prospectuses). However, subject to its permitted investments, the Fund may invest in companies which invest in real estate, securities of issuers which deal in real estate, securities or loans secured by interests in real estate, securities which represent interests in real estate, commodities or commodities contracts, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of a holder of debt obligations secured by real estate or interests therein.

                  2. Borrow money or issue senior securities, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions and the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

                  3. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

                  4. Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), however, this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

THE FOLLOWING NON-FUNDAMENTAL POLICY WILL NOT BE CHANGED WITHOUT 60 DAYS' ADVANCE NOTICE TO SHAREHOLDERS:

                  1. Under normal circumstances, the HighMark Small Cap Advantage Fund will invest at least 80% of its assets in equity securities of small capitalization companies.

         Any notice required to be delivered to shareholders of the Fund for the purpose of announcing an intended change in the non-fundamental policy identified immediately above will be provided in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement, if delivered separately from other communications to shareholders, will also appear on the envelope in which such notice is delivered.

         VOTING INFORMATION. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of HighMark Funds or the Fund or a particular class of

Shares of HighMark Funds or the Fund means the affirmative vote of the lesser of
(a) more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class, or (b) 67% or more of the Shares of HighMark Funds or the Fund or such class present at a meeting at which the holders of more than 50% of the outstanding Shares of HighMark Funds or the Fund or such class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

         The Fund's turnover rate is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

         The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares. It is currently expected that the Small Cap Advantage Fund's portfolio turnover rate will be approximately 50%-90% under normal market conditions.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Adviser has established a policy governing the disclosure of the Fund's portfolio holdings which is designed to protect the confidentiality of the Fund's non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. HighMark Funds' Board of Trustees has reviewed this policy and will be asked to review it no less than annually, and recommend any changes that they deem appropriate. Exceptions to this policy may be authorized by the Adviser's chief compliance officer or his or her designee (the "CCO").

         Neither the Adviser nor the Fund will receive any compensation or other consideration in connection with its disclosure of the Fund's portfolio holdings.

         PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings publicly available on HighMark Funds' website in such scope and form and with such frequency as the Adviser may reasonably determine. The Fund's prospectus describes, to the extent applicable, the type of information that is disclosed on HighMark Funds' website, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

         The Fund's portfolio holdings are considered to be publicly disclosed:
(a) upon the disclosure of portfolio holdings information in a publicly available, routine filing with the SEC that is required to include the information, (b) the day after the Fund would, in accordance with its prospectus, make such information available on its website; or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

         DISCLOSURE OF NON-PUBLIC PORTFOLIO HOLDINGS. The Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings information to third parties may be made only if the CCO determines that such disclosure is allowed under applicable law or regulation. In addition, the third party receiving the non-public portfolio holdings information may, at the discretion of the CCO, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to the Adviser and its affiliates.

         No advance disclosure shall be made if the CCO determines that a potential conflict of interest exists or could arise from such disclosure.

         The Fund periodically discloses portfolio information on a confidential basis to various service providers that require such information in order to assist the Fund with its day-to-day business affairs. In addition to HighMark Capital Management, Inc. and its affiliates, these service providers include the Fund's custodian (Union Bank of California, N.A.), the Fund's independent registered public accounting firm (Deloitte & Touche LLP), legal counsel, financial printer (GCOM(2) Solutions, Inc.) and accounting agent (SEI Investments Global Funds Services), and the Fund's proxy voting service, currently Institutional Shareholder Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

         The Fund may also periodically provide information about its portfolio holdings to rating and ranking organizations. Currently, the Fund provides such information to Moody's and Standard & Poor's, in connection with those firms' research on and classification of the Fund and in order to gather information about how the Fund's attributes (such as volatility, turnover, and expenses) compare with those of peer funds. The Fund may also provide portfolio holdings information to consulting companies. Currently the Fund provides such information to consulting companies SG Constellation, LLC, Callan Associates and eVestment Alliance. These rating and ranking organizations and consulting companies are required to keep the Fund's portfolio information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund.

         In all instances, the CCO will make a determination that the Fund has a legitimate business purpose for such advance disclosure, and that the recipient(s) are subject to an independent obligation not to disclose or trade on the non-public portfolio holdings information. There can be no assurance, however, that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

                                    VALUATION

         As disclosed in the Prospectuses, the net asset value per share of the Fund for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time), on days on which the New York Stock Exchange is open for business.

         Equity securities listed on a securities exchange or an automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over-the-counter, are valued at the last quoted sale price on the principal exchange on which they are traded on the valuation date (or at approximately 4:00 PM Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

         Debt and fixed income investments may be priced by the independent, third-party pricing agents approved by HighMark Funds' Board of Trustees. These third-party pricing agents may employ various methodologies or other techniques that generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost which approximates market value.

         If an equity or fixed income security price cannot be obtained from an independent third party pricing agent as described above, the sub-administrator will attempt to obtain three bid prices from three independent brokers who make a market in the security. The median of the three quotes obtained will then be utilized. If the sub-administrator is not able to obtain three broker quotes but is able to obtain two quotes, the average of the two quotes will be utilized. If the sub-administrator is able to obtain only one quote, Fund Administration at the Adviser will be contacted to identify other possible broker quote sources. If another broker quote is not obtained by 3:00 PM ET the single quote will be utilized for that day. The Adviser or the Sub-Adviser supplies the sub-administrator with the appropriate broker contacts and, to ensure independence, the sub-administrator contacts these brokers each day in order to obtain a quotation in writing.

         The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Pursuant to contracts with the sub-administrator, exchange rates are provided daily by recognized independent pricing agents. The exchange rates used by HighMark Funds for this conversion are captured as of the New York Stock Exchange close each day.

         Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above. Financial futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

         Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

         Foreign currency forward contacts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

         If the value for a security cannot be determined using the methodologies described above, the security's value will be determined using the Fair Value Procedures established by the Board. The Fair Value Procedures will be implemented by a Fair Value Committee (the "Committee") designated by the Board of Trustees.

         For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which HighMark Funds calculates net asset value. The closing prices of such securities may no longer reflect their market value at the time HighMark Funds calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that HighMark Funds calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector.

         If the Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which HighMark Funds calculates net asset value, it shall immediately notify the sub-administrator and request that a Committee meeting be called.

         In addition, the sub-administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time HighMark Funds calculates net asset value. If price movements in a monitored index or security exceed levels established by the sub-administrator ("trigger points"), the sub-administrator will notify the Adviser if the Fund holds foreign securities that such limits have been exceeded. If the monitored index or security is considered indicative only of securities in a specific region, the sub-administrator will only notify the Adviser if the Fund holds securities from that region. The Adviser will notify the sub-administrator if it believes the Fair Value Committee should be convened.

         HighMark Funds uses a third party fair valuation vendor (the "Vendor") for equity securities that are traded primarily on non-U.S. exchanges. The Vendor provides a fair value for such securities based on certain factors and methods, which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Vendor provides fair values if there is a movement in the U.S. market that exceeds a specific threshold ("trigger threshold") that has been established by the Committee. The Committee also establishes a "confidence interval" - representing the correlation between the price of a specific foreign security and movements in the U.S. market - before the security will be fair valued based upon the trigger threshold being exceeded. If a trigger threshold is exceeded, HighMark Funds values its non-U.S. securities that exceed the applicable "confidence interval" using the fair values provided by the Vendor.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Purchases and redemptions of Shares of the Fund may be made on days on which the New York Stock Exchange is open for business. Purchases will be made in full and fractional Shares of the Fund calculated to three decimal places.

         Although HighMark Funds' policy is normally to pay redemptions in cash, HighMark Funds reserves the right to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from the Fund and all the other series of HighMark Funds during any 90-day period of up to the lesser of $250,000 or 1% of HighMark Funds' net assets.

         HighMark Funds reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. HighMark Funds also reserves the right to suspend sales of Shares of the Fund for any period and to reject a purchase order when the Distributor or the Adviser determines that it is not in the best interest of HighMark Funds and/or its shareholders to accept such order.

         If the Fund holds portfolio securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays, the portfolio securities will trade and the net assets of the Fund's redeemable securities may be significantly affected on days when the investor has no access to the Fund.

         Neither the transfer agent nor HighMark Funds will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. HighMark Funds and the transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include taping of telephone conversations

         PURCHASES THROUGH FINANCIAL INSTITUTIONS

         Shares of the Fund may be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the transfer agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to HighMark Funds.

         Customers who desire to transfer the registration of Shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish such change.

         Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Additionally, certain entities (including Participating Organizations and Union Bank of California and its affiliates), may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange.

         The Fund participates in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Fund through the sponsor of the fund supermarket. In connection with these supermarket arrangements, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. In turn, the brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. As such, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer order will be priced at the Fund's Net Asset Value next computed after acceptance by an authorized broker or the broker's authorized designee. In addition, a broker may charge transaction fees on the purchase and/or sale of Fund shares.

         SALES CHARGES

         FRONT-END SALES CHARGES. The commissions shown in the Prospectuses and below apply to sales through authorized dealers and brokers. Under certain circumstances, each of the Distributor and HighMark Capital Management, Inc. may use its own funds to compensate financial institutions and intermediaries in amounts that are additional to the commissions shown in the Prospectuses. In addition, each of the Distributor and HighMark Capital Management, Inc. may, from time to time and at its own expense, provide promotional incentives in the form of cash or other compensation to certain financial institutions and intermediaries whose registered representatives have sold or are expected to sell significant amounts of the Class A Shares of the Fund. Such other compensation may take the form of payments for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to attend due diligence meetings to increase their knowledge of HighMark Funds. Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to dealers or brokers, who might then be deemed to be "underwriters" under the Securities Act of 1933. Commission rates may vary among series of HighMark Funds.

                                       CLASS A SHARES

                                                              Sales Charge as
                                   Sales Charge                 Appropriate              Commission as
                                   as Percentage             Percentage of Net           Percentage of
Amount of Purchase               of Offering Price            Amount Invested            Offering Price
                                 -----------------           ------------------          --------------
0-$49,999                              5.50%                       5.82%                      4.95%


                                      B-31


$50,000 - $99,999                      4.50%                       4.71%                      4.05%
$100,000 --  $249,999                  3.75%                       3.90%                      3.38%
$250,000 -- $499,999                   2.50%                       2.56%                      2.25%
$500,000 -- $999,999                   2.00%                       2.04%                      1.80%
$1,000,000 and Over*                   0.00%                       0.00%                      0.00%

-----------
         * A contingent deferred sales charge of 1.00% will be assessed against any proceeds of any redemption of such Class A Shares prior to one year from date of purchase.

         CONTINGENT DEFERRED SALES CHARGES ("CDSC"). In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account. This method should result in the lowest possible sales charge.

         SALES CHARGE REDUCTIONS AND WAIVERS

         In calculating the sales charge rates applicable to current purchases of the Fund's Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the net purchase of previously purchased Class A Shares of series of HighMark Funds, including the Fund (the "Eligible Funds"), which are sold subject to a comparable sales charge.

         The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing Shares of the Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account including employee benefit plans created under Sections 401, 403(b) or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon Class A Shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the age of such children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

         LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase Class A Shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefiting from the Letter, the shareholder must notify the transfer agent at the time the Letter is submitted that there are prior purchases that may apply, and, at the time of later purchases, notify the transfer agent that such purchases are applicable under the Letter.

         RIGHTS OF ACCUMULATION. In calculating the sales charge rates applicable to current purchases of Class A Shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A and Class C Shares of the Fund and Class A, Class B and Class C Shares of all the other series of HighMark Funds.

         To exercise your right of accumulation based upon Shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.

         REDUCTIONS FOR QUALIFIED GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A Shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring Shares of the Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase Shares at a reduced sales load must provide evidence satisfactory to the transfer agent of the existence of a bona fide qualified group and their membership therein.

         All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies HighMark Funds.

         CDSC WAIVERS. The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for a waiver.

         The contingent deferred sales charge is waived on redemption of Class C shares, where such redemptions are in connection with withdrawals from a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code, Section 403(b) of the Code, or eligible government retirement plan including a 457 plan, even if more than one beneficiary or participant is involved.

         ADDITIONAL FEDERAL TAX INFORMATION

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify annually as a regulated investment company under Subchapter M of the Code. In order to so qualify and to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in "qualified publicly traded partnerships" (as defined below);
(b) each taxable year distribute at least 90% of the sum of its investment company taxable income (as that term is defined in the Code) without regard to the deduction for dividends paid - generally its taxable ordinary income and the excess, if any, of its net short-term capital gains over its net long-term capital losses) and its net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund's investments in loan participations, the issuer may be the financial intermediary or the borrower.

         In general, for purposes of the 90% gross income requirement described in subsection (a) of the paragraph above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in subsection (a)(i) of the paragraph above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of subsection
(c) of the paragraph above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

         If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         If the Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects) and any retained amount from the prior calendar year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

         DISTRIBUTIONS. The Fund intends to distribute at least annually any taxable income and net realized capital gains. Distributions of any net investment income (other than qualified dividend income and exempt-interest dividends, as discussed below) are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated then, rather than how long a shareholder has owned his o her Shares. Distributions of the Fund's net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss) from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, are taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. In general, any distributions of long-term capital gains will generally be taxed in the hands of shareholders who are individuals at a 15% tax rate (with lower rates applying to taxpayers in the 10% and 15% rate brackets) for taxable years beginning before January 1, 2011, and will not be eligible for the dividends received deduction.

         Distributions of taxable income or capital gains are taxable to Fund shareholders whether received in cash or in additional Fund Shares through automatic reinvestment. Distributions of taxable income or capital gains are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment in the Fund (and thus were likely included in the price the shareholder paid).

         Dividends and distributions on the Fund's Shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions economically may represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of Shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

         If the Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in Fund Shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in the Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those Shares.

         For taxable years before January 1, 2011, distributions of investment income properly designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of an individual at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level (as described below). In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

         In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund's Shares. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

         To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income and thus will not be eligible for taxation at the rates applicable to long-term capital gain. The Fund expects to use such substitute payments to satisfy Fund expenses, and therefore expect that their receipt of substitute payments will not adversely affect the percentage of distributions qualifying as qualified dividend income.

         Certain dividends paid by the Fund, and so designated by the Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from the Fund if the shareholder held its Shares on the ex-dividend date and for at least 46 more days during the 91-day period surrounding the ex-dividend date.

         SELLING SHARES. Shareholders who sell, exchange or redeem Fund Shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Fund Shares and the amount received. In general, any gain or loss realized upon a taxable disposition of Fund Shares will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months, and as short-term capital gain or loss if the Shares have not been held for more than 12 months. The tax rate generally applicable to net capital gains recognized by individuals and other noncorporate taxpayers is
(i) the same as the maximum ordinary income tax rate for short-term capital gains and (ii) for taxable years beginning before January 1, 2011, 15% for long-term capital gains (including Capital Gain Dividends), with lower rates applying to taxpayers in the 10% and 15% tax brackets.

         Any loss realized upon a taxable disposition of Fund Shares held for six months or less will be treated as long-term, rather than short-term, to the extent of long-term capital gain distributions received (or deemed received) by the shareholder with respect to those Fund Shares. For purposes of determining whether Fund Shares have been held for six months or less, the holding period is suspended for any periods during which your risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. In addition, any loss realized on a sale or exchange of Fund Shares will be disallowed to the extent that Fund shareholders replace the disposed of Fund Shares with other Fund Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, which could, for example, occur as a result of automatic dividend reinvestment. In such an event, the Fund shareholder's basis in the replacement Fund Shares will be adjusted to reflect the disallowed loss.

         FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if at the end of the Fund's fiscal year more than 50% of the value of its total assets represents securities of foreign corporations, the Fund will be eligible to make an election permitted by the Code to treat any foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code as having been paid directly by the Fund's shareholders in connection with the Fund's dividends received by them. If the election is made, shareholders generally will be required to include in U.S. taxable income their pro rata share of such taxes, and those shareholders who are U.S. citizens, U.S. corporations and, in some cases, U.S. residents will be entitled to deduct their share of such taxes. Alternatively, such shareholders who hold Fund Shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date may be entitled to claim a foreign tax credit for their share of these taxes. If the Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. Shareholders should consult their tax advisors for further information with respect to the foregoing, including further information relating to foreign tax credits and deductions, which are subject to certain restrictions and limitations (including holding period requirements applied at both the Fund and shareholder level).

         The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

         Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from such a company or on the proceeds from the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund." Such elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation.

         A "passive foreign investment company" is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or
(ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         HEDGING. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sales, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the Shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

         DISCOUNT SECURITIES. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         BACK-UP WITHHOLDING. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of Share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The back-up withholding tax rate is 28% for amounts paid through 2010.

         Back-up withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

         In order for a foreign investor to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisers in this regard.

         TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

         SHARES PURCHASED THROUGH TAX-QUALIFIED PLANS. Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

         SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS. Capital Gain Dividends and exempt-interest dividends (discussed below) will not be subject to withholding of federal income tax. In general, dividends other than Capital Gain Dividends and exempt-interest dividends, paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign shareholder") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. However, effective for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

         If a beneficial holder who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

         GENERAL. The foregoing discussion is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Fund's Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Fund, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Fund's Shares are urged to consult their tax advisers with specific reference to their own tax situation. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.

                          MANAGEMENT OF HIGHMARK FUNDS

         TRUSTEES AND OFFICERS

         Information pertaining to the trustees and officers of HighMark Funds is set forth below. The members of the Board of Trustees are elected by HighMark Funds' shareholders and have overall responsibility for the management of the Fund and all the other series of HighMark

Funds. The Trustees, in turn, elect the officers of HighMark Funds to supervise actively its day-to-day operations. Trustees who are not deemed to be "interested persons" of HighMark Funds as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of HighMark Funds are referred to as "Interested Board Members." Currently, HighMark Funds has six Independent Trustees and no Interested Board Members. The Board of Trustees met 6 times during the last fiscal year.

         STANDING COMMITTEES. There are two standing committees of the Board of Trustees, an Audit Committee and a Governance Committee. The functions of the Audit Committee are: (a) to oversee HighMark Funds' accounting and financial reporting policies and practices; (b) to oversee the quality and objectivity of HighMark Funds' financial statements and the independent registered public accounting firm therefor; and (c) to act as a liaison between HighMark Funds' independent registered public accounting firm and the full Board of Trustees. The members of the Audit Committee are David A. Goldfarb (Chair), David Benkert and Robert M. Whitler. The Audit Committee met 5 times during the last fiscal year. The functions of the Governance Committee are: (a) to identify candidates to fill vacancies on the Board of Trustees; and (b) to review and make recommendations to the Board of Trustees regarding certain matters relating to the operation of the Board of Trustees and its committees, including Board size, composition and chairmanship; policies regarding Trustee independence, ownership of Fund shares, compensation and retirement; and the structure, responsibilities, membership and chairmanship of Board committees. The members of the Governance Committee are Thomas L. Braje (Chair), Michael L. Noel and Joseph C. Jaeger. The Governance Committee met 4 times during the last fiscal year. The Governance Committee does not currently have procedures in place for the consideration of nominees recommended by shareholders.

The following table sets forth certain information concerning each Board member and executive officer of HighMark Funds.


                                                                                      NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE                                   HIGHMARK FUNDS
                          POSITION(S)        AND                                       COMPLEX            OTHER
                           HELD WITH      LENGTH OF                                   OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME         PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)         MEMBER(4)
----------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
   --------------------
DAVID                    Trustee         Since          From April 1, 1992 to             23               None
BENKERT                                  03/04          present, Principal,
Age:  49                                                Navigant Consulting,
                                                        Inc. (Financial
                                                        Consulting -
                                                        Healthcare).

THOMAS L. BRAJE          Trustee, Vice   Since          Prior to retirement in            23               None
Age:  63                 Chairman        06/87          October 1996, Vice
                                                        President and Chief
                                                        Financial Officer of
                                                        Bio Rad Laboratories, Inc.

                                                                                      NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE                                   HIGHMARK FUNDS
                          POSITION(S)        AND                                       COMPLEX            OTHER
                           HELD WITH      LENGTH OF                                   OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME         PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)         MEMBER(4)
----------------------------------------------------------------------------------------------------------------------
DAVID A. GOLDFARB        Trustee         Since          Partner, Goldfarb &               23               None
Age:  64                                 06/87          Simens, Certified
                                                        Public Accountants.

JOSEPH C. JAEGER         Trustee,        Since          Prior to retirement in            23               None
Age:  71                 Chairman        06/87          June 1998, Senior Vice
                                                        President and Chief
                                                        Financial Officer,
                                                        Delta Dental Plan of
                                                        California.

MICHAEL L. NOEL          Trustee         Since          President, Noel                   23            Avista Corp.
Age:  65                                 12/98          Consulting Company since                           (AVA)
                                                        1998. Member, Saber
                                                        Partners (financial
                                                        advisory firm) since 2002.
                                                        Member, Board of
                                                        Directors, Avista Corp.
                                                        (utility company), since
                                                        January 2004. Member,
                                                        Board of Directors, SCAN
                                                        Health Plan, since 1997.
                                                        From April 1997 to
                                                        December 1998, Member of
                                                        HighMark Funds Advisory
                                                        Board.

ROBERT M. WHITLER        Trustee         Since          From April 1997 to April         23                None
Age:  68                                 12/98          2002, Director, Current
                                                        Income Shares, Inc.
                                                        (closed-end investment
                                                        company).  From April
                                                        1997 to December 1998,
                                                        Member of HighMark Funds
                                                        Advisory Board. Prior to
                                                        retirement in 1996,
                                                        Executive Vice President
                                                        and Chief Trust Officer
                                                        of Union Bank of
                                                        California, N.A.

                                                                                      NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE                                   HIGHMARK FUNDS
                          POSITION(S)        AND                                       COMPLEX            OTHER
                           HELD WITH      LENGTH OF                                   OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME         PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)         MEMBER(4)
----------------------------------------------------------------------------------------------------------------------
   OFFICERS
   --------
EARLE A. MALM II         President        Since         Chairman of the Board of         N/A                N/A
350 California Street                     12/05         the Adviser since
San Francisco, CA  94104                                February 2005.
Age:  56                                                President, Chief
                                                        Executive Officer and
                                                        Director of the Adviser
                                                        since October 2002. From
                                                        January 2001 to December
                                                        2002, President of NVMLI
                                                        (mortgage marketing). From
                                                        January 2001 to December
                                                        2001, Vice Chairman and
                                                        Advisor of Value Click
                                                        (internet technology).

JENNIFER E. SPRATLEY     Controller and   Since         Fund Accounting Director,        N/A                N/A
One Freedom Valley       Chief            6/05          SEI Investments since
Drive                    Financial                      1999.
Oaks, PA  19456          Officer
Age:  37

PAMELA O'DONNELL         Treasurer        Since         Vice President and               N/A                N/A
350 California Street                     12/05         Director of Mutual Funds
San Francisco, CA  94104                                Administration of the
Age: 42                                                 Adviser since 2005.  Vice
                                                        President of Operations
                                                        and Client Service of the
                                                        Adviser from 2003 to
                                                        2005.  Vice President of
                                                        Finance and
                                                        Administration of MiFund,
                                                        Inc. from March 2000 to
                                                        May 2002.


                                                                                      NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE                                   HIGHMARK FUNDS
                          POSITION(S)        AND                                       COMPLEX            OTHER
                           HELD WITH      LENGTH OF                                   OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME         PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)         MEMBER(4)
----------------------------------------------------------------------------------------------------------------------
CATHERINE M. VACCA       Chief            Since         Senior Vice President            N/A                N/A
350 California Street    Compliance       09/04         and Chief Compliance
San Francisco, CA  94104 Officer                        Officer of the Adviser
Age:  49                                                since July 2004.  From
                                                        December 2002 to July
                                                        2004, Vice President and
                                                        Chief Compliance
                                                        Officer, Wells Fargo
                                                        Funds Management, LLC.
                                                        From November 2000 to
                                                        February 2002, Vice
                                                        President and Head of
                                                        Fund Administration,
                                                        Charles Schwab & Co.,
                                                        Inc.

PHILIP T. MASTERSON      Secretary        Since         Managing Director of SEI         N/A                N/A
One Freedom Valley                        09/04         Investments Global Funds
Drive                                                   Services since August
Oaks, PA  19456                                         2006.  General Counsel at
Age:  42                                                Citco Mutual Fund
                                                        Services (2003-2004).
                                                        Vice President and
                                                        Associate Counsel at
                                                        Oppenheimer Funds
                                                        (1998-2003).


TIMOTHY D. BARTO         Vice President   Since         Vice President and               N/A                N/A
One Freedom Valley       and Assistant    03/00         Assistant Secretary of
Drive                    Secretary                      SEI Global Funds
Oaks, PA  19456                                         Services since December
Age:  38                                                1999. Vice President and
                                                        Assistant Secretary of
                                                        the Distributor
                                                        (1998-2003).


R. GREGORY KNOPF         Vice President   Since         Managing Director of the         N/A                N/A
445 S. Figueroa          and Assistant    09/04         Adviser since 1998.
Street                   Secretary
Suite #306
Los Angeles, CA  90071
Age:  56

                                                                                      NUMBER OF
                                           TERM OF                                  PORTFOLIOS IN
                                           OFFICE                                   HIGHMARK FUNDS
                          POSITION(S)        AND                                       COMPLEX            OTHER
                           HELD WITH      LENGTH OF                                   OVERSEEN BY      DIRECTORSHIPS
     NAME, ADDRESS,(1)     HIGHMARK         TIME         PRINCIPAL OCCUPATION(S)        BOARD          HELD BY BOARD
          AND AGE            FUNDS         SERVED(2)      DURING PAST 5 YEARS          MEMBER(3)         MEMBER(4)
----------------------------------------------------------------------------------------------------------------------

SOFIA A. ROSALA          Vice President   Since         Vice President and               N/A                N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  32                                                2005. Compliance Officer
                                                        of SEI Investments
                                                        (2001-2004).

JAMES NDIAYE             Vice President   Since         Vice President and               N/A                N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  38                                                2005. Vice President,
                                                        Deutsche Asset Management
                                                        (2003-2004). Associate,
                                                        Morgan, Lewis and Bockius
                                                        LLP (2000-2003).


MICHAEL T. PANG          Vice President   Since         Vice President and               N/A                N/A
One Freedom Valley       and Assistant    03/05         Assistant Secretary of
Drive                    Secretary                      SEI Investments Global
Oaks, PA  19456                                         Funds Services since
Age:  34                                                2005. Counsel, Caledonian
                                                        Bank & Trust Mutual Fund
                                                        Group (2004-2005).
                                                        Assistant General
                                                        Counsel, Resurgence Asset
                                                        Management (2001-2003).

         (1)Each Trustee may be contacted by writing to the Trustee c/o HighMark Funds, 1 Freedom Valley Drive, Oaks, PA 19456.

         (2)Each Trustee shall hold office during the lifetime of HighMark Funds until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with HighMark Funds' Declaration of Trust.

         The president, treasurer and secretary shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with HighMark Funds' Amended and Restated Code of Regulations.

         (3)The "HighMark Funds Complex" consists of all registered investment companies for which HighMark Capital Management, Inc. serves as investment adviser.

         (4)Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

         The following table discloses the dollar range of equity securities beneficially owned by each Trustee (i) in the Fund and (ii) on an aggregate basis in any registered investment companies overseen by the Trustee within the same family of investment companies as HighMark Funds as of December 31, 2005.

                                                                                              AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                                COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES IN THE                     TRUSTEE IN FAMILY
   NAME OF TRUSTEE                           SMALL CAP ADVANTAGE FUND                          OF INVESTMENT COMPANIES

David Benkert                                          None                                        $10,001-$50,000

Thomas L. Braje                                        None                                          > $100,000*

David A. Goldfarb                                      None                                          > $100,000*

Joseph C. Jaeger                                       None                                       $50,001-$100,000

Michael L. Noel                                        None                                      $50,001 - $100,000

Robert M. Whitler                                      None                                          > $100,000*
*denotes greater than

         As of December 31, 2005, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of HighMark Funds, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of HighMark Funds. Mr. Goldfarb has an unsecured line of credit with Union Bank of California, the parent company of the Fund's investment adviser, HighMark Capital Management, Inc., with a limit of $100,000 and an interest rate of 1% over the prime rate. As of December 31, 2005, the amount outstanding was $3,800. The largest amount outstanding at any time during the two most recently completed calendar years was approximately $46,000. Goldfarb & Simens, an accounting firm of which Mr. Goldfarb is a partner, has an unsecured line of credit with Union Bank of California with a limit of $600,000 and an interest rate of 1% over the prime rate. The line of credit was obtained in 1987 and the largest amount outstanding at any time was $525,000. As of December 31, 2005, the amount outstanding was $350,000. Mr. Whitler is paid an annual stipend from a deferred compensation plan that he elected to participate in while an employee of Union Bank of California prior to his retirement in 1996. As of December 31, 2005, the amount outstanding in the deferred compensation account was approximately $354,000. Mr. Whitler received payments from the deferred compensation account totaling approximately $71,624 and $95,358 for the years ended December 31, 2005 and 2004, respectively. Mr. Whitler expects to receive annual payments from the account of approximately $70,000 for 2006-2008, $60,000 for 2009 and 2010 and $45,000 for 2011.

         The Trustees of HighMark Funds receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co., other than the Chief Compliance Officer, receives any compensation directly from HighMark Funds for serving as a Trustee and/or officer. HighMark Capital Management, Inc., SEI Investments Global Funds Services and/or SEI Investments Distribution Co. receive administration, shareholder servicing and distribution fees from each of the Fund. See "Administrator and Sub-Administrator" and "Distributor" below.

         The following table lists the officers of HighMark Funds who hold positions with affiliated persons or the principal underwriter of HighMark
Funds:

NAME                             POSITION HELD WITH AFFILIATED PERSON OR PRINCIPAL UNDERWRITER
----                             -------------------------------------------------------------
Earle A. Malm II                 HighMark Capital Management, Member of the Board of Directors, Chairman of the
                                 Board, President and Chief Executive Officer

Jennifer E. Spratley             SEI Investments Company, Fund Accounting Director
Pamela O'Donnell                 HighMark Capital Management, Vice President and Director of Mutual Funds
                                 Administration

Catherine Vacca                  HighMark Capital Management, Senior Vice President, Chief Compliance Officer and
                                 Assistant Secretary

Timothy D. Barto                 SEI Investments Global Funds Services, Vice President and Assistant Secretary
Philip T. Masterson              SEI Investments Global Funds Services, Vice President and Assistant Secretary
R. Gregory Knopf                 HighMark Capital Management, Managing Director
Sofia A. Rosala                  SEI Investments Global Funds Services, Vice President and Assistant Secretary
James Ndiaye                     SEI Investments Global Funds Services, Vice President and Assistant Secretary
Michael T. Pang                  SEI Investments Global Funds Services, Vice President and Assistant Secretary

         During the fiscal year ended July 31, 2006, fees paid (or deferred in lieu of current payment) to the Independent Trustees for their services as Trustees aggregated $309,675. The following table sets forth information concerning amounts paid and retirement benefits accrued during the fiscal year ended July 31, 2006:

                                                        PENSION OR
                                AGGREGATE               RETIREMENT                              TOTAL COMPENSATION
                              COMPENSATION           BENEFITS ACCRUED      ESTIMATED ANNUAL          FROM FUND
      NAME AND                FROM HIGHMARK           AS PART OF FUND        BENEFITS UPON        COMPLEX PAID TO
      POSITION                   FUNDS*                  EXPENSES              RETIREMENT       TRUSTEE OR OFFICER
   -------------              ------------               --------           ---------------     -------------------
David Benkert, Trustee           $49,000                    None                  None               $49,000
Thomas L. Braje, Trustee         $50,000                    None                  None               $50,000
David A. Goldfarb, Trustee       $52,500                    None                  None               $52,500
Joseph C. Jaeger, Trustee        $55,875                    None                  None               $55,875
Michael L. Noel, Trustee         $47,000                    None                  None               $47,000
Robert M. Whitler, Trustee       $55,300                    None                  None               $55,300
Catherine Vacca, Chief           $160,014                   None                  None               $160,014
     Compliance Officer

-------------
* David A. Goldfarb, Michael L. Noel and Robert M. Whitler deferred receipt of $13,000, $22,000 and $33,600, respectively, of such compensation pursuant to the fee deferral arrangements described below.
** Reflects only the portion of Ms. Vacca's compensation and benefits reimbursed by HighMark Funds to HighMark Capital Management, Inc.

HighMark Funds provides no pension or retirement benefits to the Trustees but has adopted a deferred payment arrangement under which each Trustee who is to receive fees from HighMark Funds may elect not to receive such fees on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have if they had been invested in one or more of the Fund on the normal payment date for such fees. As a result of this method of calculating the deferred payments, the Fund, upon making the deferred payments, will be in the same financial position as if the fees had been paid on the normal payment dates.

         CODES OF ETHICS

         HighMark Funds, HighMark Capital Management, Inc. and SEI Investments Distribution Co. have each adopted a code of ethics ("Codes of Ethics") pursuant to Rule 17j-1 of the 1940 Act, and these Codes of Ethics permit personnel covered by the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.

         INVESTMENT ADVISER

         Investment advisory and management services are provided to the Fund and all the other series of HighMark Funds by HighMark Capital Management, Inc. (as previously defined, the "Adviser"), pursuant to an investment advisory agreement between the Adviser and HighMark Funds dated September 1, 1998 (the "Investment Advisory Agreement"). The Adviser is a subsidiary of Union Bank of California, N.A., a subsidiary of UnionBanCal Corporation. The Adviser is a California corporation registered under the Investment Advisers Act of 1940. Union Bank of California serves as custodian for the Fund and all the other series of HighMark Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. HighMark Capital Management, Inc. also serves as administrator to the Fund. See "Administrator and Sub-Administrator" below.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to the Fund from year to year if such continuance is approved at least annually by HighMark Funds' Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined above under INVESTMENT RESTRICTIONS - Voting Information), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to the Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

         Depending on the size of the Fund, fees payable under the Investment Advisory Agreement may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Adviser may from time to time agree to voluntarily reduce its advisory fee, however, it is not currently doing so for the Fund. While there can be no assurance that the Adviser will choose to make such an agreement, any voluntary reductions in the

Adviser's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

         The Investment Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by HighMark Funds in connection with the Adviser's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

         For the services provided and expenses assumed by the Adviser pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive fees from the Fund as described in the Fund's Prospectus.

         PORTFOLIO MANAGERS

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the portfolio managers, who will be portfolio managers of the Fund when it commences investment operations, managed as of July 31, 2006 as provided by the Adviser.

                                OTHER SEC-REGISTERED OPEN-END      OTHER POOLED INVESTMENT
      PORTFOLIO MANAGER             AND CLOSED-END FUNDS                  VEHICLES                    OTHER ACCOUNTS
                                 Number of                       Number of                      Number of
                                  accounts         Assets         accounts        Assets         accounts        Assets
David J. Goerz III                   5            $260,179           0              $0              10           $95,304
Richard Rocke                        0               $0              0              $0              6            $76,282

         COMPENSATION

         The portfolio managers receive a salary from the Adviser and participate in the Adviser's incentive compensation plan, which is an annual plan that pays a cash bonus. Some portfolio managers may also be eligible to participate in the Adviser's long-term incentive compensation plan, which is paid in a combination of options on the stock of UnionBanCal Corporation and deferred cash. Each portfolio manager's bonus will be variable and will be generally based on (1) an evaluation of the manager's investment performance,
(2) achievement of budgeted financial goals and (3) meeting of business objectives determined by a portfolio manager's direct supervisor. A portfolio manager may also be compensated for providing securities analysis for other HighMark Funds, where applicable.

         The size of the overall bonus pool each year is determined by the Adviser and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Adviser's profitability for the year, which is influenced by assets under management.

         OWNERSHIP OF FUND SHARES

         The Fund will commence operations after the date of this Statement of Additional Information. Therefore, as of the date hereof, no portfolio manager has a beneficial interest in the Fund's shares.

         POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

         Like other investment professionals with multiple clients, a portfolio manager for the Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms. The Adviser and the Board of Trustees of HighMark Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

         The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

         These potential conflicts may include, among others:

o The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

o The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

o The trading of other accounts could be used to benefit higher-fee accounts (front- running).

o The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

         Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

         A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, the Adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

         "Cross trades," in which one Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and HighMark Funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Adviser-advised account are to be made at an independent current market price, as required by law.

         Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

         The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         The Fund's portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

         The Adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

         The Fund's portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel of the Adviser, including the Fund's portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and HighMark Funds that contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

         PORTFOLIO TRANSACTIONS

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of HighMark Funds and in accordance with the Fund's investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Fund will generally involve the payment of a brokerage fee. While the Adviser generally seeks competitive spreads or commissions on behalf of the Fund, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by HighMark Funds. Such information may be useful to the Adviser in serving both HighMark Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to HighMark Funds.

         To the extent permitted by applicable rules and regulations, the Adviser may execute portfolio transactions involving the payment of a brokerage fee through the Adviser, SEI Investments Distribution Co., and their affiliates. As required by Rule 17e-1 under the 1940 Act, the Fund has adopted procedures which provide that commissions paid to such affiliates must be fair and reasonable compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard. HighMark Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with, Union Bank of California, or its affiliates, and will not give preference to correspondents of Union Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for the Fund are made independently from those for all the other series or any other investment company, investment portfolio or account managed by the Adviser. However, any such other investment company, investment portfolio or account may invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another series of HighMark Funds, investment company, investment portfolio or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund and all the other series of HighMark Funds and such other investment company, investment portfolio or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another series of HighMark Funds or for other investment companies, investment portfolios or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for HighMark Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by HighMark Funds is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its commercial customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by HighMark Funds.

         ADMINISTRATOR AND SUB-ADMINISTRATOR

         HighMark Capital Management, Inc., in addition to serving as investment adviser, serves as administrator to each series of HighMark Funds pursuant to the administrative services agreement dated as of December 1, 2005 between HighMark Funds and HighMark Capital Management, Inc. (the "Administration Agreement"). Prior to December 1, 2005, HighMark Capital Management, Inc. served as sub-administrator to each series of HighMark Funds pursuant to an agreement with SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services").

         Pursuant to the Administration Agreement, HighMark Capital Management, Inc. provides each series of HighMark Funds with all administrative services necessary or appropriate for the operation of HighMark Funds, including recordkeeping and regulatory reporting, regulatory compliance, blue sky, tax reporting, transmission of regular shareholder communications, supervision of third party service providers and fund accounting services, all suitable office space for HighMark Funds, all necessary administrative facilities and equipment, and all personnel necessary for the efficient conduct of the affairs of HighMark Funds. As described below, HighMark Capital Management, Inc. has delegated part of its responsibilities under the Administration Agreement to SEI Investments Global Funds Services.

         HighMark Capital Management, Inc. is entitled to a fee, which is calculated daily and paid monthly in arrears, at an annual rate of 0.15% of the first $10 billion of the average daily net assets of HighMark Funds and 0.145% of such average daily net assets in excess of $10 billion. HighMark Capital Management, Inc. may waive its fee or reimburse various expenses to the extent necessary to limit the total operating expenses of a HighMark Fund's Shares. Currently, HighMark Capital Management, Inc. has agreed to waive its fee to the rate of 0.125% of the average daily net assets of HighMark Funds. Any such waiver is voluntary and may be terminated at any time in HighMark Capital Management, Inc.'s sole discretion.

         HighMark Capital Management, Inc. is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes. Such fee will be shared pro-rata among all share classes of HighMark Funds. For each new series of HighMark Funds created and publicly offered after December 1, 2005, HighMark Capital Management, Inc. is entitled to a minimum administration fee of $55,000 for each such new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class. The minimum fee applicable to a series of HighMark Funds shall be allocated pro rata among all share classes of such series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%.

         As part of the Administration Agreement, HighMark Capital Management, Inc. is responsible for certain fees charged by HighMark Funds' transfer agent and certain routine legal expenses incurred by HighMark Funds and its series. The Administration Agreement provides that the above additional expenses may be paid by a sub-administrator on behalf of HighMark Capital Management, Inc.

         Unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement will continue in effect until December 31, 2006. The Administration Agreement thereafter shall be renewed automatically for successive annual terms unless written notice not to renew is given by either party at least 90 days prior to the expiration of the then-current term. The Administration Agreement is terminable prior to the expiration of the current term by either party, in the event of a material breach of the Administration Agreement, upon the giving of written notice, specifying the date of termination, at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date.

         The Administration Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of HighMark Capital Management, Inc., or the reckless disregard by HighMark Capital Management, Inc. of its obligations and duties under the Administration Agreement, HighMark Capital Management, Inc. shall not be subject to any liability to HighMark Funds, for any act or omission in the course of, or connected with, the rendering of services under the Administration Agreement. So long as HighMark Capital

Management, Inc. acts with good faith and due diligence, HighMark Funds will indemnify HighMark Capital Management, Inc. from and against any and all actions, suits and claims, and all losses, fees and expenses arising directly or indirectly from its administration relationship with HighMark Funds or other services rendered to HighMark Funds. HighMark Funds is not obligated to indemnify HighMark Capital Management, Inc. for any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         SEI Investments Global Funds Services (formerly, "SEI Investments Mutual Funds Services") serves as sub-administrator (the "Sub-Administrator") to the Fund and the other series of HighMark Funds pursuant to a sub-administration agreement dated as of December 1, 2005 between HighMark Capital Management, Inc. and SEI Investments Global Funds Services. The Sub-Administrator will perform accounting and administrative services which may include recordkeeping and regulatory reporting, regulatory compliance, tax reporting, transmission of regular shareholder communications, supervision of third party service providers, fund accounting services, providing advice and recommendations with respect to the business and affairs of the Fund, consulting with respect to the operation of HighMark Funds and other services for HighMark Funds as may be agreed upon from time to time, for which it will receive a fee, paid by HighMark Capital Management, Inc., at the annual rate of up to 0.04% of the first $10 billion of the average daily net assets of HighMark Funds and 0.035% of such average daily net assets in excess of $10 billion.

         The Sub-Administrator is entitled to a minimum annual fee of $2,800,000, which is $233,333 monthly, for all series and classes in existence as of December 1, 2005. The Sub-Administrator is entitled to receive a minimum administration fee of $10,000 for each additional share class added to a series of HighMark Funds after HighMark Funds has a total of 47 share classes, to be allocated pro rata among all share classes of the series. For each new series of HighMark Funds created and publicly offered after December 1, 2005, the Sub-Administrator is entitled to a minimum administration fee of $55,000 for each such new series of HighMark Funds including one share class. In the event more than one share class is included with a new series of HighMark Funds, and the total share classes for HighMark Funds has reached a total of 47, the minimum administration fee applicable to the new series of HighMark Funds will be increased by $10,000 for each additional share class, which will be allocated pro rata among all share classes of the new series. A minimum administration fee shall not apply in any month in which such minimum fee, with respect to a series of HighMark Funds, would be less than an amount equal to the assets otherwise subject to the minimum fee multiplied by 0.04%. The Sub-Administration Agreement further provides that the Sub-Administrator will pay certain transfer agency fees and legal fees of HighMark Funds.

         The Sub-Administrator, a Delaware statutory trust, has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Sub-Administrator. SEI Investments and its subsidiaries and affiliates, including the Sub-Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

         Prior to December 1, 2005, the Sub-Administrator served as the administrator to each series of HighMark Funds pursuant to a prior administration agreement with HighMark Funds dated February 15, 1997.

         GLASS-STEAGALL ACT

         The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, the Adviser's activities remain subject to, and may be limited by, applicable federal banking law and regulations. The Adviser believes that it possesses the legal authority to perform the services for the Fund contemplated by the Investment Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement. The Adviser also believes that it may perform administration services on behalf of the Fund, for which it receives compensation from HighMark Funds without a violation of applicable banking laws and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the Adviser from continuing to perform such services for HighMark Funds. Depending upon the nature of any changes in the services that could be provided by the Adviser, the Board of Trustees of HighMark Funds would review HighMark Funds' relationship with the Adviser and consider taking all action necessary in the circumstances.

         Should further legislative, judicial or administrative action prohibit or restrict the activities of Union Bank of California, the Adviser, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of HighMark Funds, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in HighMark Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

         SHAREHOLDER SERVICES PLANS

         HighMark Funds has adopted three Shareholder Services Plans, one for Fiduciary Shares, one for Class A Shares, and one for Class B Shares (collectively, the "Services Plans") pursuant to which the Fund is authorized to pay compensation to financial institutions (each a "Service Provider"), which may include SEI Investments Distribution, Co., Bank of Tokyo-Mitsubishi UFJ Trust Company, Union Bank of California, N.A., HighMark Capital Management, Inc. or their respective affiliates, that agree to provide or to compensate other service providers to provide certain shareholder support services for their customers or account holders who are the beneficial or record owners of Shares of the Fund. In the case of Class A Shares and Fiduciary Shares, SEI Investments Distribution, Co. and HighMark Capital Management, Inc., respectively, have been designated Master Service Providers (each a "Master Service Provider") who, in consideration for such services, are compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund. Each Master Service Provider in turn compensates any other Service Provider providing shareholder services pursuant to the Fiduciary Shares Service Plan or the Class A Shares Service Plan, as applicable. Such compensation is the sole obligation of the Master Service Provider. The amount payable to a Master Service Provider is not limited by the amount of expenses incurred by the Master Service Providers or any other Service Provider engaged by the Master Service Provider. In the case of Class B Shares, in consideration for such services, a Service Provider is compensated by the Fund at a maximum annual rate of up to 0.25% of the average daily net asset value of the applicable class of Shares of the Fund.

         The servicing agreements adopted under the Services Plans (the "Servicing Agreements") require the Service Provider receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of one or more of the series of HighMark Funds. Such shareholder support services may include, but are not limited to, (i) maintaining shareholder accounts; (ii) providing information periodically to shareholders showing their positions in Shares; (iii) arranging for bank wires; (iv) responding to shareholder inquiries relating to the services performed by the Service Provider; (v) responding to inquiries from shareholders concerning their investments in Shares; (vi) forwarding shareholder communications from HighMark Funds (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (vii) processing purchase, exchange and redemption requests from shareholders and placing such orders with HighMark Funds or its service providers; (viii) assisting shareholders in changing dividend options, account designations, and addresses; (ix) providing subaccounting with respect to Shares beneficially owned by shareholders; (x) processing dividend payments from HighMark Funds on behalf of the shareholders; and (xi) providing such other similar services as HighMark Funds may reasonably request to the extent that the service provider is permitted to do so under applicable laws or regulations.

         EXPENSES

         HighMark Funds' service providers bear all expenses in connection with the performance of their respective services, except that the Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of HighMark Capital Management, Inc., Union Bank of California, SEI Investments Global Funds Services or SEI Investments Distribution Co., a percentage of the compensation, benefits, travel and entertainment expenses of the Chief Compliance Officer, SEC fees and state fees and expenses, NSCC trading charges, certain insurance premiums, outside and, to the extent authorized by HighMark Funds, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian, administrator and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders, costs and expenses of shareholders' and Trustees' reports and meetings and any extraordinary expenses.

         DISTRIBUTOR

         SEI Investments Distribution Co. (f/k/a SEI Financial Services Company) (as previously defined, the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, serves as distributor to the Fund and the other series of HighMark Funds pursuant to a distribution agreement dated February 15, 1997, as re-executed on January 30, 1998, between HighMark Funds and SEI Investments Distribution Co. (the "Distribution Agreement").

         The Distribution Agreement will continue in effect until December 31, 2005 and from year to year thereafter if approved at least annually (i) by HighMark Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of HighMark Funds, and (ii) by the vote of a majority of the Trustees of HighMark Funds who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by HighMark Funds' Board of Trustees, by vote of a majority of the outstanding voting securities of HighMark Funds or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.

         Since February 15, 1997, Shares of HighMark Funds have been sold on a continuous basis by the Distributor. Under the Distribution Agreement, the Distributor is not obligated to sell any particular number of Shares, but will use all reasonable efforts, consistent with the Distributor's other business, in connection with the distribution of Shares of HighMark Funds.

         THE DISTRIBUTION PLANS. Pursuant to HighMark Funds' Distribution Plans, the Fund pays the Distributor as compensation for its services in connection with the Distribution Plans a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Class A Shares, pursuant to the Class A Distribution Plan. The Fund pays a distribution fee equal to one percent (1.00%) of the average daily net assets attributable to the Fund's Class C Shares.

         The Distributor may use the distribution fee applicable to the Fund's Class A and Class C Shares to provide distribution assistance with respect to the sale of the Fund's Class A and Class C Shares or to provide shareholder services to the holders of the Fund's Class A and Class C Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of the Fund's Class A and Class C Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services to their customers owning the Fund's Class A and Class C Shares. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plans will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include Union Bank of California, its subsidiaries and its affiliates.

         Participating Organizations may charge customers fees in connection with investments in the Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in the Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

         The distribution fees under the Distribution Plans will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plans. The Distributor may from time to time voluntarily reduce its distribution fees with respect to the Fund in significant amounts for substantial periods of time pursuant to an agreement with HighMark Funds. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fees will lower the Fund's expenses, and thus increase the Fund's yield and total returns, during the period such voluntary reductions are in effect.

         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to the Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A or Class C Shares of the Fund. The Distribution Plans may be amended by vote of HighMark Funds' Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to Class A or Class C Shares of the Fund requires the approval of the shareholders of such class. HighMark Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

         Each Distribution Plan applicable to the Fund provides that it will continue in effect with respect to the Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of HighMark Funds (as defined in the 1940 Act) shall be committed to the discretion of the Independent Trustees.

         TRANSFER AGENT AND CUSTODIAN SERVICES

         State Street Bank and Trust Company ("State Street") performs transfer agency services for the Fund and all the other series of HighMark Funds pursuant to a transfer agency and shareholder service agreement with HighMark Funds dated as of February 15, 1997 (the "Transfer Agency Agreement"). State Street has sub-contracted such services to its affiliate, Boston Financial Data Services ("BFDS"). Pursuant to the Transfer Agency Agreement and this sub-contracting arrangement, BFDS processes purchases and redemptions of the Fund's Shares and maintains the Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

         Under the Transfer Agency Agreement, HighMark Funds has agreed to pay BFDS annual fees at the rate of $18,000 per Retail class/per series of HighMark Funds, $15,000 per Fiduciary class/per series of HighMark Funds, $15,000 per Class M class/per series of HighMark Funds and $5000 per Class S class/per series of HighMark Funds. In addition, there will be an annual account maintenance fee on direct accounts of $14.00 per account, an annual maintenance fee on broker controlled accounts of $7.00 and an additional annual IRA Custodial fee of $10.00 per social security number, as well as out-of-pocket expenses as defined in the Transfer Agency Agreement. HighMark Funds intends to charge transfer agency fees across the HighMark Funds as a whole. BFDS may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to the Fund to increase the Fund's net income available for distribution as dividends. In addition, HighMark Capital Management, Inc. has agreed to pay such transfer agency related expenses to BFDS on behalf of the Fund and other series of HighMark Funds. The Sub-Administrator has agreed to pay such transfer agency related expenses on behalf of HighMark Capital Management, Inc. Transfer agency expenses not paid by HighMark Capital Management, Inc. or the Sub-Administrator will be allocated pro rata among all the existing series of HighMark Funds based on their respective net assets.

         Union Bank of California, N.A. serves as custodian to the Fund and all the other series of HighMark Funds pursuant to a custodian agreement with HighMark Funds dated as of December 5, 2001 (the "Custodian Agreement"). Under the Custodian Agreement, Union Bank of California's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

         Under the Custodian Agreement, HighMark Funds has agreed to pay Union Bank of California a domestic custodian fee with respect to the Fund at an annual rate of 0.01% of the Fund's average daily net assets, plus certain transaction fees. Union Bank of California is also entitled to be reimbursed by HighMark Funds for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. Global custody fees shall be determined on an asset and transaction basis. Union Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to the Fund to increase the Fund's net income available for distribution as dividends.

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm to the Fund is Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

        LEGAL COUNSEL

         Ropes & Gray LLP, One Embarcadero Center, Suite 2200, San Francisco, CA 94111 is legal counsel to HighMark Funds.

                             ADDITIONAL INFORMATION

         PROXY VOTING POLICIES AND PROCEDURES

         The Board of Trustees of HighMark Funds has delegated the authority to vote proxies on behalf of the Fund to HighMark Capital Management. Descriptions of the proxy voting policies and procedures of HighMark Capital Management are attached as Appendix B. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available as of August 31 of each year (1) without charge, upon request, by calling toll free, 1-800-433-6884 or on or through HighMark Funds' website at www.highmarkfunds.com and (2) on the SEC's website at http://www.sec.gov.

         DESCRIPTION OF SHARES

         HighMark Funds is a Massachusetts business trust. HighMark Funds' Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. HighMark Funds' Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of HighMark Funds, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of HighMark Funds. HighMark Funds presently consists of twenty three series of Shares, representing units of beneficial interest in the Balanced Fund, the Cognitive Value Fund, the Core Equity Fund, the Enhanced Growth Fund, the International Opportunities Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Small Cap Advantage Fund, the Small Cap Growth Fund, the Small Cap Value Fund, the Value Momentum Fund, the Bond Fund, the Short Term Bond Fund, the California Intermediate Tax-Free Bond Fund, the National Intermediate Tax-Free Bond Fund, the 100% U.S. Treasury Money Market Fund, the California Tax-Free Money Market Fund, the Diversified Money Market Fund, the U.S. Government Money Market Fund, the Income Plus Allocation Fund, the Growth & Income Allocation Fund, the Capital Growth Allocation Fund and the Diversified Equity Allocation Fund. Pursuant to a Multiple Class Plan on file with the SEC permitting the issuance and sale of six classes of Shares in selected funds, Shares of such funds may, from time to time, be divided into as many as six classes of Shares, designated Class A, Class B, Class C, Class M, Class S and Fiduciary Shares. Effective January 31, 2004, the Class B Shares are not being offered for purchase except to existing investors in connection with the reinvestment of dividends on previously acquired Class B Shares or the exchange of Class B Shares of one series of HighMark Funds for Class B Shares of another series of HighMark Funds. The Trustees of HighMark Funds have determined that currently no conflict of interest exists among the Class A, Class B, Class C, Class S and Fiduciary Shares. On an ongoing basis, the Trustees of HighMark Funds, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Fund's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of HighMark Funds, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of the respective series of HighMark Funds, of any general assets not belonging to any particular series of HighMark Funds that are available for distribution. Upon liquidation or dissolution of HighMark Funds, shareholders of each class of the Fund are entitled to receive the net assets of the Fund attributable to such class.

         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to the Fund" means the consideration received by HighMark Funds upon the issuance or sale of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund by HighMark Funds' Board of Trustees. Such allocations of general assets may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the Fund and all the other series of HighMark Funds at the time of allocation. Assets belonging to the Fund are charged with the direct liabilities and expenses of the Fund, and with a share of the general liabilities and expenses of HighMark Funds not readily identified as belonging to the Fund or other series of HighMark Funds that are allocated to the Fund in proportion to the relative net asset values of the Fund and other series of HighMark Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of HighMark Funds to the Fund or other series of HighMark Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund or other series of HighMark Funds are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as HighMark Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each series of HighMark Funds affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the series of HighMark Funds will be required in connection with a matter, a series will be deemed to be affected by a matter unless it is clear that the interests of the series in the matter are identical with the other series of HighMark Funds, or that the matter does not affect any interest of the series.

         Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent registered public accounting firms, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of HighMark Funds voting without regard to series.

         Although not governed by Rule 18f-2, Class A and Class C Shares of the Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plans.

         SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, HighMark Funds' Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability for the obligations of HighMark Funds, and that every written agreement, obligation, instrument, or undertaking made by HighMark Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust, as amended, also provides that HighMark Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of HighMark Funds, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HighMark Funds itself would be unable to meet its obligations.

         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of HighMark Funds shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of HighMark Funds' business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or HighMark Funds shall look solely to the assets of the trust for payment.

         SHARE OWNERSHIP

         As of October 5, 2006, the Fund had no Shares outstanding.

         MISCELLANEOUS

         Shareholders are entitled to one vote for each Share held in the Fund as determined on the record date for any action requiring a vote by the shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of HighMark Funds will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when HighMark

Funds' Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or particular class, and (ii) only the Retail Shares covered under a particular Distribution Plan will be entitled to vote on matters submitted to a shareholder vote relating to such Distribution Plan. HighMark Funds is not required to hold regular annual meetings of shareholders, but may hold special meetings from time to time.

         HighMark Funds' Trustees are elected by shareholders of HighMark Funds, except that vacancies may be filled by vote of the Board of Trustees. HighMark Funds is not required to hold meetings of shareholders for the purpose of electing Trustees except that (i) HighMark Funds is required to hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of HighMark Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of HighMark Funds. Upon written request by the holders of Shares representing 1% of the outstanding Shares of HighMark Funds stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, HighMark Funds will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         HighMark Funds is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of HighMark Funds.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC's website at www.sec.gov.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

         No salesperson, dealer, or other person is authorized to give any information or make any representation regarding the securities described herein other than information or representations contained in the Prospectuses and this Statement of Additional Information.


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                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Fund with regard to portfolio investments for the Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Fund and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG-TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


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

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:


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


Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  - Leading market positions in well-established industries.

                  - High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial
                    charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


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

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Short-Term Loan/Municipal Note Ratings

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1      This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2      This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

Short-Term Debt Ratings

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

             SUMMARY OF THE PROXY VOTING POLICIES AND PROCEDURES OF
                          HIGHMARK CAPITAL MANAGEMENT

         It is HighMark Capital Management's (HCM) policy that proxies be voted in a manner that is consistent with the interests of its clients, including each HighMark Fund.

         For all series of HighMark Funds managed by a sub-adviser pursuant to an agreement with HCM, HCM delegates proxy voting to the respective sub-adviser. HCM expects the sub-adviser to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by the sub-adviser which are in compliance with applicable law. As part of its sub-adviser review process, HCM will at least annually review the sub-adviser's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require the sub-adviser to promptly notify HCM of any material changes to its voting policies or practices

         For proxies to be voted by HCM, HCM utilizes the services of an outside third party, Institutional Shareholder Services (ISS), to vote its proxies pursuant to guidelines set by ISS and approved by HCM. ISS is an agent of HCM and HCM retains the fiduciary duty to vote the proxies in the best interest of clients. HCM expects ISS to vote such proxies, as well as to maintain and make available appropriate proxy voting records, according to policies adopted by ISS which are in compliance with applicable law. HCM will at least annually review ISS's voting policies and compliance with such policies, and will periodically monitor its proxy voting. HCM will require ISS to promptly notify HCM of any material changes to its voting policies or practices

         HCM, through its Investment Policy Committee (IPC), reserves the right to withdraw any proxy from ISS and to vote such proxy according to guidelines established by the IPC. HCM shall withdraw any proposed proxy vote from ISS in the event that HCM determines that the proposed vote by ISS would not be consistent with HCM's fiduciary duty to a HighMark Fund. Before deciding to vote any proxy the IPC shall determine whether HCM or any of its affiliates have a significant business, personal or family relationship that could give rise to a material conflict of interest with regard to the proxy vote. If a conflict of interest exists, HCM will retain an independent fiduciary to vote the proxy. To determine whether a material conflict exists, the IPC shall perform a reasonable investigation of information relating to possible conflicts of interest by relying on information about HCM and its affiliates that is publicly available or is generally known by HCM's employees, and on other information actually known by any IPC member. IPC members have a duty to disclose to the IPC conflicts of interest of which the member has actual knowledge but which have not been identified by the IPC in its investigation. The IPC cannot pursue investigation of possible conflicts when the information it would need is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the IPC. If a director, officer or employee of HCM, not involved in the proxy voting process, contacts any IPC member for the purpose of influencing how a proxy is voted, the member has a duty to immediately disclose such contact to the IPC and the IPC shall contact legal counsel who will be asked to recommend an appropriate course of action. All appropriate records regarding proxy-voting activities are maintained by ISS. HCM makes its proxy voting records available to each HighMark Fund and its shareholders, as required by law. HCM complies with the requirements of the Advisers Act and the Investment Company Act, and rules thereunder, and the fiduciary requirements of ERISA and the Department of Labor (DOL) guidelines with respect to voting proxies.

         In some instances HCM may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.